As filed with the Securities and Exchange Commission May 9, 2025

Registration Statement No. 333-286405

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 1

to

FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

NEWSMAX INC.

(Exact name of registrant as specified in its charter)

Florida	4833	99-2600308
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

750 Park of Commerce Drive, Suite 100

Boca Raton, Florida 33487

(561) 686-1165
(Address and telephone number of registrant’s principal executive offices)

Christopher Ruddy

Newsmax Inc.

Chief Executive Officer

750 Park of Commerce Drive, Suite 100

Boca Raton, Florida 33487

(561) 686-1165
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Ariel Yehezkel, Esq. Richard A. Friedman, Esq. Edward Welch, Esq.
Sheppard, Mullin, Richter & Hampton LLP
30 Rockefeller Plaza
New York, NY 10112
Tel: (212) 653-8700
Fax: (212) 653-8701

Approximate date of commencement of proposed sale to the public:

As soon as practicable after the effective date of this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 7(a)(2)(B) of the Securities Act. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	DATED MAY 9, 2025

NEWSMAX INC.

Up to 121,282,452 Shares of Class B Common Stock

Pursuant to this prospectus, the selling stockholders identified herein (the “Selling Stockholders”) are offering on a resale basis an aggregate of 121,282,452 shares of Class B common stock, par value $0.001 per share (the “Class B Common Stock”) of Newsmax Inc. (the “Company,” “we,” “us” or “our”), consisting of (i) 81,443,155 shares of Class B Common Stock issued to the Selling Stockholders in connection with the Transactions (as hereinafter defined), (ii) 600,000 shares of Class B Common Stock issuable to certain of the Selling Stockholders upon the exercise of certain warrants (the “Warrants”), and (iii) 39,239,297 shares of Class B Common Stock issuable to an affiliate of our Chief Executive Officer and director, Christopher Ruddy, upon the conversion of 39,239,297 shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock”) held by such affiliate.

We are not selling any securities under this prospectus and will not receive any of the proceeds from the sale by the Selling Stockholders.

The Selling Stockholders may sell or otherwise dispose of the Class B Common Stock covered by this prospectus in a number of different ways and at varying prices. We provide more information about how the Selling Stockholders may sell or otherwise dispose of the Class B Common Stock covered by this prospectus in the section entitled “Plan of Distribution” beginning on page 208. Certain of the Selling Stockholders may be broker-dealers or affiliated with a broker-dealer and therefore may be deemed to be an “underwriter” as that term is defined in Section 2(a)(11) of the Securities Act of 1933, as amended (the “Securities Act”), in which event any profit on the sale of shares by such Selling Stockholder, and any commissions or discounts received by the brokers or dealers, may be deemed to be underwriting compensation under the Securities Act. See “Plan of Distribution”. Discounts, concessions, commissions and similar selling expenses attributable to the sale of Class B Common Stock covered by this prospectus will be borne by the Selling Stockholders. We will pay all expenses (other than discounts, concessions, commissions and similar selling expenses) relating to the registration of the Class B Common Stock with the Securities and Exchange Commission (the “SEC”).

Our Class B Common Stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “NMAX”. On May 8, 2025, the closing price as reported on the NYSE was $23.57 per share.

We are an “emerging growth company” and “smaller reporting company” under the federal securities laws and, as such, are subject to reduced public company reporting requirements.

We are a “controlled company” within the meaning of the corporate governance rules of the NYSE, and are therefore permitted to elect not to comply with certain corporate governance requirements thereunder.

Investing in our Class B Common Stock involves a high degree of risk. See “Risk Factors” beginning on page 5 of this prospectus and under similar headings in the other documents that are incorporated by reference into this prospectus before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is   , 2025

i

ABOUT THIS PROSPECTUS

This prospectus relates to the resale by the Selling Stockholders identified in this prospectus under the caption “Selling Stockholders,” from time to time, of up to an aggregate of 121,282,452 shares of Class B Common Stock. We are not selling any shares of Class B Common Stock under this prospectus, and we will not receive any proceeds from the sale of shares of Class B Common Stock offered hereby by the Selling Stockholders.

You should rely only on the information provided in this prospectus, including any documents incorporated by reference. We have not authorized anyone to provide you with any other information and we take no responsibility for, and can provide no assurances as to the reliability of, any other information that others may give you. The information contained in this prospectus speaks only as of the date set forth on the cover page and may not reflect subsequent changes in our business, financial condition, results of operations and prospects.

We are not, and the Selling Stockholders are not, making offers to sell these securities in any jurisdiction in which an offer or solicitation is not authorized or permitted or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation. You should read this prospectus, including any documents incorporated by reference, in its entirety before making an investment decision.

ii

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents incorporated by reference herein and therein, contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this prospectus and the documents incorporated by reference herein and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions. The forward-looking events discussed in this prospectus and other statements made from time to time by us or our representatives might not occur.

While we believe we have identified material risks, these risks and uncertainties are not exhaustive. Other sections of this prospectus describe additional factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this prospectus to conform our prior statements to actual results or revised expectations, and we do not intend to do so.

Our businesses may be affected by, among other things, the following:

●	our businesses operate in highly competitive and dynamic industries, and our businesses and results of operations could be adversely affected if we do not compete effectively;

●	changes in consumer behavior continue to adversely affect our businesses and challenge existing business models;

●	a decline in advertisers’ expenditures or changes in advertising markets could negatively impact our businesses;

●	our success depends on consumer acceptance of our content, and our businesses may be adversely affected if our content fails to achieve sufficient consumer acceptance;

●	our businesses depend on keeping pace with technological developments;

●	weak economic conditions may have a negative impact on our businesses;

●	unfavorable litigation or governmental investigation results could require us to pay significant amounts or lead to onerous operating procedures;

●	“short squeezes” due to sudden increases in demand for shares of our Class B Common Stock that largely exceeds supply has led to, and may continue to lead to, extreme price volatility in shares of our Class B Common Stock;

●	information published by third parties that include statements not attributable to the Company may not be reliable or accurate; and

●	other factors detailed under the section entitled “Risk Factors” and included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

We caution you not to place undue reliance on the forward-looking statements, which speak only as of the date of this prospectus.

We have not authorized anyone to provide information different from that contained in this prospectus. Neither the delivery of this prospectus nor the sale of our Class B Common Stock means that information contained in this prospectus is correct after the date of this prospectus. This prospectus is not an offer to sell or solicitation of an offer to buy these securities in any circumstances under which the offer or solicitation is unlawful.

iii

PROSPECTUS SUMMARY

This summary highlights certain information about us, this offering and selected information contained elsewhere in this prospectus and in the documents incorporated by reference. This summary is not complete and does not contain all the information that you should consider before deciding whether to invest in our securities. For a more complete understanding of our Company and this offering, we encourage you to read and consider carefully the more detailed information contained in this prospectus, including the information contained under the heading “Risk Factors” beginning on page 5 of this prospectus.

Overview

Newsmax Inc. is a holding company that owns 100% of the equity interests of its operating company Newsmax Media, Inc. (“Newsmax Media”). Newsmax Media and its subsidiaries operate the businesses described in and incorporated by reference into this prospectus.

Newsmax Media has six wholly-owned subsidiaries: Newsmax Broadcasting, LLC, a Florida limited liability company (“Newsmax Broadcasting”), Crown Atlantic Insurance, LLC, a Florida limited liability company (“Crown Atlantic”), Humanix Publishing, LLC, a Florida limited liability company (“Humanix Publishing”), Medix Health LLC, a Florida limited liability company (“Medix Health”), ROI Media Strategies, LLC, a Florida limited liability company (“ROI Media Strategies”), and Newsmax Radio LLC, a Florida limited liability company (“Newsmax Radio,” and together with Newsmax Media, Newsmax Broadcasting, Crown Atlantic Insurance, Humanix Publishing, Medix Health, and ROI Media Strategies, the “Subsidiaries”).

Newsmax Media is a television broadcaster and multi-platform content publisher with a mixed-revenue model that primarily derives income from (i) digital, linear and over-the-top (“OTT”) television advertising, (ii) online web and digital advertising, (iii) cable license fees and streaming subscriptions, and (iv) subscriptions to online and print publications. Newsmax Media uses original news, syndicated services and editorial content to draw consumers to its media outlets, including through its highly-rated TV channel, digital websites and print publications, and its website, Newsmax.com, in order to sell advertising to third party marketers. Newsmax Media also sells subscriptions to its own streaming, digital and print products through its channels and platforms. Newsmax Media differentiates itself in a crowded media marketplace, among other things, through broad distribution of Newsmax Media’s content across linear cable, OTT streaming, and digital and print platforms, all with a focus on content related to politics, health, finance and lifestyle for an audience primarily comprised of viewers who are 45 years old or older.

Newsmax Media’s industry leading digital brand, which started in 1998, enabled it to launch Newsmax, its linear cable channel, in 2014. Today, each month, more than 40 million Americans watch, read and listen to Newsmax. The Newsmax channel is currently carried by major Multichannel Video Programming Distributor (“MVPDs”) cable/satellite systems in the United States. Nielsen reports that Newsmax is the fourth highest-rated cable news network in the United States, with 21 million regular viewers, and is one of the 15 most viewed basic cable programs. In 2023, Nielsen reported that Newsmax was the only cable news channel with ratings growth across all dayparts, seeing a 42% increase in total viewership in prime time, 16% in daytime, 23% in total day, including a 69% increase in total day viewership among adults between age 35 and 64, and an 11% increase in access. As such, Newsmax Media became the first major digital brand to become the fastest-growing cable news platform. Meanwhile, competitor Fox News saw a 6% decline in viewership for total day and a 2% decline in prime during the same time period. In the first half of 2024, Newsmax’s total viewership in prime time grew by 41%, including a 10% increase among adults between the ages of 35 and 64, and by 36% in total day, including a 16% increase among adults between 35 and 64. In comparison, Fox News experienced a 10% increase in prime time viewership, including a 10% increase among adults between age 35 and 64, and a 2% increase in total day, including a 1% increase among adults between age 35 and 64. Overall, Newsmax’s total day ratings grew by 36% in the first half of 2024 compared to the first half of 2023, compared to 7% growth for MSNBC, a 2% growth for Fox News, a 3% growth for CNN, a 7% decline for CNBC and a 36% decline for Newsnation.

Corporate History

Newsmax Inc. is a holding company that owns 100% of the equity interests of its operating company Newsmax Media. Newsmax Media and the other Subsidiaries operate the businesses described in and incorporated by reference into this prospectus.

Newsmax Media was incorporated as Sequoia Digital Corporation in the State of Nevada in 1998. In 1999, Newsmax Media changed its name from Sequoia Digital Corporation to Newsmax.com, Inc. In 2001, Newsmax Media changed its name from Newsmax.com, Inc. to Newsmax Media, Inc. In 2006, Newsmax Media became a wholly-owned subsidiary of NMX Holdings, LLC. In 2014, Newsmax Media changed its state of domicile from Nevada to Delaware and consummated a corporate reorganization in which the members of NMX Holdings, LLC exchanged their membership interests in NMX Holdings, LLC for capital stock of Newsmax Media.

In 2024, Newsmax Media consummated a corporate reorganization. Newsmax Inc. was formed as a new holding company that owns all of the outstanding shares of the operating company, Newsmax Media. The stockholders of Newsmax Media exchanged their shares of capital stock in Newsmax Media for the same class and number of shares in Newsmax Inc. Subsequently, Newsmax Media changed its state of domicile from Delaware to Florida. As a result of this reorganization, Newsmax Inc. became the direct holding company and the sole shareholder of Newsmax Media. Newsmax Media’s ownership of its Subsidiaries was not affected or changed as a result of this reorganization.

On March 28, 2025, we amended and restated our Articles of Incorporation (the “Amended and Restated Articles of Incorporation”) to, among other things, reclassify and reconstitute certain of our applicable authorized share capital to implement a dual class of securities, such that each share of our then-existing Class A Common Stock issued and outstanding immediately prior to the effectiveness of the Amended and Restated Articles of Incorporation (the “Effective Time”) was reclassified and reconstituted into one fully paid and non-assessable share of Class B Common Stock; provided, that each share of our then-existing Class A Common Stock. issued and outstanding immediately prior to the Effective Time held by Mr. Christopher Ruddy (our Chief Executive Officer and director) or his affiliates was reclassified and reconstituted into one fully paid and non-assessable share of new Class A Common Stock of Newsmax Inc. Each share of our Class A Common Stock after the reclassification has ten votes per share and each share of our Class B Common Stock after the reclassification has one vote per share.

In addition, on March 28, 2025, we effectuated a 6,765.396-for-1 forward stock split (the “Forward Stock Split”) of all of the outstanding shares of Newsmax Inc., which became effective immediately following the reclassification. All share and per share information reflect the Forward Stock Split.

Recent Developments

Initial Public Offering

On March 7, 2025, we entered into a Selling Agency Agreement with Digital Offering, LLC, as selling agent, to sell up to 7,500,000 shares of our Class B Common Stock at a purchase price of $10.00 per share through a best-efforts offering pursuant to Regulation A under the Securities Act. The shares of Class B Common Stock were offered pursuant to our offering statement on Form 1-A, initially filed with the SEC on February 7, 2025 and initially qualified by the SEC on March 7, 2025.

On March 28, 2025, we completed the offering and sold an aggregate of 7,500,000 shares of Class B Common Stock, resulting in aggregate gross proceeds of $75,000,000, before deducting commissions and other expenses payable to the selling agent.

Listing on the NYSE

On March 31, 2025, shares of our Class B Common Stock began trading on the NYSE.

SEPA with Yorkville

On April 4, 2025, we entered into a Standby Equity Purchase Agreement (“SEPA”) with YA II PN, LTD., a Cayman Islands exempt limited company (“Yorkville”). Pursuant to the SEPA, we have the right, but not the obligation, to sell to Yorkville up to $1,200,000,000 of our Class B Common Stock, subject to certain limitations and conditions set forth in the SEPA, from time to time during the term of the SEPA. Sales of shares to Yorkville under the SEPA, and the timing of any such sales, are at the Company’s option. In accordance with the Company’s obligations under the SEPA, we have filed a registration statement with the SEC to register under the Securities Act the resale by Yorkville of shares of our Class B Common Stock we may elect, in our sole discretion, to issue and sell to Yorkville, under the SEPA. As of the date of this prospectus, the registration statement has not been declared effective by the SEC.

Implications of Being an Emerging Growth Company

As an issuer with (i) less than $1.235 billion in total annual gross revenues during our last fiscal year, (ii) $700 million in market value of our capital stock held by non-affiliates and (iii) $1.07 billion in non-convertible debt over a three-year period, we qualify as an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). An emerging growth company may take advantage of certain reduced reporting requirements and is relieved of certain other significant requirements that are otherwise generally applicable to public companies. In particular, as an emerging growth company we:

●	will not be required to obtain an auditor attestation on our internal controls over financial reporting pursuant to the Sarbanes-Oxley Act of 2002, as amended;

●	will not be required to provide a detailed narrative disclosure discussing our compensation principles, objectives and elements and analyzing how those elements fit with our principles and objectives (commonly referred to as “compensation discussion and analysis”);

●	will not be required to obtain a non-binding advisory vote from our members on executive compensation or golden parachute arrangements (commonly referred to as the “say-on-pay,” “say-on-frequency” and “say-on-golden-parachute” votes);

●	will be exempt from certain executive compensation disclosure provisions requiring a pay-for-performance graph and CEO pay ratio disclosure;

●	may present only two years of audited financial statements and only two years of related Management’s Discussion and Analysis of Financial Condition and Results of Operations, or MD&A; and

●	will be eligible to claim longer phase-in periods for the adoption of new or revised financial accounting standards.

We intend to take advantage of all of these reduced reporting requirements and exemptions, including the longer phase-in periods for the adoption of new or revised financial accounting standards, and hereby elect to do so. Our election to use the phase-in periods may make it difficult to compare our financial statements to those of non-emerging growth companies and other emerging growth companies that have opted out of the phase-in periods under Section 107 of the JOBS Act.

Under the JOBS Act, we may take advantage of the above-described reduced reporting requirements and exemptions for up to five years after our initial sale of common equity pursuant to a registration statement declared effective under the Securities Act, or such earlier time that we no longer meet the definition of an emerging growth company. Note that this Offering, while a public offering, is not a sale of common equity pursuant to a registration statement, since the Offering is conducted pursuant to an exemption from the registration requirements. In this regard, the JOBS Act provides that we would cease to be an “emerging growth company” if we have more than $1.235 billion in annual revenues, have more than $700 million in market value of our capital stock held by non-affiliates, or issue more than $1.07 billion in principal amount of non-convertible debt over a three-year period.

Certain of these reduced reporting requirements and exemptions are also available to us due to the fact that qualify as a “smaller reporting company” under the SEC’s rules. Generally, a company qualifies as a “smaller reporting company” if (i) it has public float of less than $250 million or (ii) it has less than $100 million in annual revenues and no public float or public float of less than $700 million. For instance, smaller reporting companies are not required to provide a compensation discussion and analysis; are not required to provide a pay-for-performance graph or CEO pay ratio disclosure; and may present only two years of audited financial statements and related MD&A disclosure.

Controlled Company Exemption

Through his affiliate, our Chief Executive Officer and director, Christopher Ruddy, holds 39,239,297 shares of Class A Common Stock. Each share of Class A Common Stock gives the holder ten votes per share. Each share of Class B Common Stock is entitled to one vote per share. Accordingly, Mr. Ruddy holds approximately 81.5% of the voting stock of the Company. As a result, we are a “controlled company” within the meaning of applicable NYSE rules as of the date of this prospectus and, consequently, qualify for exemptions from certain corporate governance requirements. Our stockholders do not have the same protections afforded to stockholders of companies that are subject to such requirements.

THE OFFERING

Class B Common Stock to be offered by the Selling Stockholders	Up to 121,282,452 shares of Class B Common Stock, consisting of (i) 81,443,155 shares of Class B Common Stock issued to the Selling Stockholders in connection with the Transactions (as hereinafter defined), (ii) 600,000 shares of Class B Common Stock issuable to certain of the Selling Stockholders upon the exercise of the Warrants, and (iii) 39,239,297 shares of Class B Common Stock issuable to an affiliate of our Chief Executive Officer and director, Christopher Ruddy upon the conversion of 39,239,297 shares of Class A Common Stock held by such affiliate.

Class B Common Stock outstanding prior to this offering	88,951,579 shares of Class B Common Stock.

Class B Common Stock to be outstanding after this offering	128,790,876 shares of Class B Common Stock, assuming exercise of all the Warrants and conversion of all the shares of Class A Common Stock.

Use of proceeds

We will not receive any of the proceeds from the sale by the Selling Stockholders of the Class B Common Stock. However, we will receive the proceeds of any cash exercise of the Warrants. We intend to use the net proceeds from any cash exercise of the Warrants for working capital and general corporate purposes.

Risk Factors	See “Risk Factors” beginning on page 5 of this prospectus, as well as other information included and incorporated by reference in this prospectus, for a discussion of factors you should read and consider carefully before investing in Class B Common Stock.

NYSE Symbol	NMAX

The number of shares of our Class B Common Stock to be outstanding after this offering as shown above assumes the exercise of all the Warrants and the conversion of 39,239,297 shares of Class A Common Stock. This number is based on 88,951,579 shares of Class B Common Stock outstanding as of May 8, 2025 and excludes as of that date:

●	757,156 shares of Class B Common Stock issuable upon exercise of outstanding options with a weighted average exercise price of $4.97 under Company’s equity incentive plan;

●	3,364,500 shares of Class B Common Stock issuable upon exercise of outstanding options with a weighted average exercise price of $10.00 under Company’s 2025 Omnibus Equity Incentive Plan;

●	1,333,333 shares of Class B Common Stock issuable upon the exercise of warrants with an exercise price per share of $7.50; and

●	3,135,500 shares of Class B Common Stock reserved for issuance pursuant to the Company’s 2025 Omnibus Equity Incentive Plan.

RISK FACTORS

Investing in our securities involves a high degree of risk. In addition to the other information included or incorporated by reference in this prospectus, you should carefully consider the risks described below and in the section titled “Risk Factors” in our Annual Report on Form 10-K for our most recent fiscal year filed with the SEC, any amendment or updates thereto reflected in subsequent filings with the SEC, and in other reports we file with the SEC that are incorporated by reference herein, before making an investment decision. The following risks are presented as of the date of this prospectus and we expect that these will be updated from time to time in our periodic and current reports filed with the SEC, which will be incorporated herein by reference. Please refer to these subsequent reports for additional information relating to the risks associated with investing in our securities.

The risks and uncertainties described therein and below could materially adversely affect our business, operating results and financial condition, as well as cause the value of our securities to decline. You may lose all or part of your investment as a result. You should also refer to the other information contained in this prospectus, or incorporated by reference, including our financial statements and the notes to those statements, and the information set forth under the caption “Cautionary Statements Regarding Forward-Looking Statements.” Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks mentioned below. Forward-looking statements included in this prospectus are based on information available to us on the date hereof, and all forward-looking statements in documents incorporated by reference are based on information available to us as of the date of such documents. We disclaim any intent to update any forward-looking statements. The risks described below and contained in our Annual Report on Form 10-K and in our other periodic reports are not the only ones that we face. Additional risks not presently known to us or that we currently deem immaterial may also adversely affect our business operations.

Risks Related to this Offering

The Selling Stockholders may sell a substantial number of shares of our Class B Common Stock pursuant to this offering, which could cause the price of our Class B Common Stock to decline.

In this offering, the Selling Stockholders are offering shares of Class B Common Stock. The existence of the potential additional shares of our Class B Common Stock in the public market, or the perception that such additional shares may be in the market, could adversely affect the price of our Class B Common Stock. We cannot predict the effect, if any, that market sales of those shares of Class B Common Stock or the availability of those shares of Class B Common Stock for sale will have on the market price of our Class B Common Stock.

Sales of a substantial number of our shares of Class B Common Stock in the public markets, or the perception that such sales could occur, could cause our stock price to fall.

We may issue and sell additional shares of Class B Common Stock in the public markets. As a result, a substantial number of our shares of Class B Common Stock may be sold in the public market. Sales of a substantial number of our shares of Class B Common Stock in the public markets or the perception that such sales could occur, could depress the market price of our Class B Common Stock and impair our ability to raise capital through the sale of additional equity securities.

You may experience future dilution as a result of future equity offerings.

In order to raise additional capital, we may in the future offer additional shares of our Class B Common Stock or other securities convertible into or exchangeable for our Class B Common Stock at prices that may not be the same as the price per share in this offering. We may sell shares or other securities in any other offering at a price per share that is less than the price per share paid by any investors in this offering, and investors purchasing shares or other securities in the future could have rights superior to existing stockholders. The price per share at which we sell additional shares of our Class B Common Stock, or securities convertible or exchangeable into Class B Common Stock, in future transactions may be higher or lower than the price per share paid by any investors in this offering.

Neither we nor the Selling Stockholders have authorized any other party to provide you with information concerning us or this offering.

You should carefully evaluate all of the information in this prospectus. We may receive media coverage regarding our Company, including coverage that is not directly attributable to statements made by our officers, that incorrectly reports on statements made by our officers or employees, or that is misleading as a result of omitting information provided by us, our officers or employees. Neither we nor the Selling Stockholders have authorized any other party to provide you with information concerning us or this offering, and recipients should not rely on this information.

The market price of our Class B Common Stock has been extremely volatile and may continue to be volatile due to numerous circumstances beyond our control.

The market price of our Class B Common Stock has fluctuated, and may continue to fluctuate, widely, due to many factors, some of which may be beyond our control. These factors include, without limitation:

●	“short squeezes”;

●	comments by securities analysts or other third parties, including blogs, articles, message boards and social and other media;

●	large stockholders exiting their position in our Class B Common Stock or an increase or decrease in the short interest in our Class B Common Stock;

●	actual or anticipated fluctuations in our financial and operating results;

●	the effect of changes in tax rates in the jurisdictions in which we operate;

●	negative public perception of us, our competitors or industry; and

●	overall general market fluctuations.

These broad market fluctuations may adversely affect the trading price of our Class B Common Stock. These and other external factors have caused and may continue to cause the market price and demand for our Class B Common Stock to fluctuate substantially, which may limit or prevent our stockholders from readily selling their shares of our Class B Common Stock and may otherwise negatively affect the liquidity of our Class B Common Stock.

A “short squeeze” due to a sudden increase in demand for shares of our Class B Common Stock that largely exceeds supply has led to, and may continue to lead to, extreme price volatility in shares of our Class B Common Stock.

Investors may purchase shares of our Class B Common Stock to hedge existing exposure or to speculate on the price of our Class B Common Stock. Speculation on the price of our Class B Common Stock may involve long and short exposures. To the extent aggregate short exposure exceeds the number of shares of our Class B Common Stock available for purchase on the open market, investors with short exposure may have to pay a premium to repurchase shares of our Class B Common Stock for delivery to lenders of our Class B Common Stock. Those repurchases may in turn, dramatically increase the price of shares of our Class B Common Stock until additional shares of our Class B Common Stock are available for trading or borrowing. This is often referred to as a “short squeeze.”

Information available in public media that is published by third parties, including blogs, articles, message boards and social and other media may include statements not attributable to the Company and may not be reliable or accurate.

We have received, and may continue to receive, a high degree of media coverage that is published or otherwise disseminated by third parties, including blogs, articles, message boards and social and other media. This includes coverage that is not attributable to statements made by our officers or associates. Information provided by third parties may not be reliable or accurate and could materially impact the trading price of our Class B Common Stock which could cause stockholders to lose their investments.

SHARES OFFERED FOR RESALE

Pre-IPO Capitalization Transactions

On March 28, 2025, the Company effectuated (1) the conversion of its then-existing shares of preferred stock (the “Conversion”); (2) the reclassification of then outstanding shares of Class A Common Stock (the “Reclassification”); (3) the Forward Stock Split; and (4) the public offering and sale (the “IPO”) of 7,500,000 shares of Class B common stock at a per share price (the “IPO Price”) of $10.00 per share (the Forward Stock Split, the Conversion, the Reclassification and the IPO, collectively, the “Transactions”), as set forth below. 81,443,155 shares of Class B Common Stock registered for resale pursuant to this prospectus were issued to the Selling Stockholders in connection with the Transactions.

Conversion and Reclassification

Prior to the Transactions, there were 6,069.67 shares of then-existing Class A Common Stock outstanding, 5,800.00 of which were held by the Christopher Ruddy Revocable Trust dated October 12, 2007 (the “Trust”), an affiliate of Mr. Ruddy, and 269.67 were held by others. The 269.67 shares of then-existing Class A Common Stock were reclassified and reconstituted into one fully paid and non-assessable share of Class B Common Stock with one vote per share resulting in 1,824,424 shares of Class B Common Stock following the Forward Stock Split. Each of the shares of then-existing Class A Common Stock held by the Trust were reclassified and reconstituted into one fully paid and non-assessable share of new Class A Common Stock with ten votes per share (the “New Class A Common Stock”), resulting in total stock ownership by the Trust of 39,239,297 shares of New Class A Common Stock following the Forward Stock Split. Each share of the Class A Common Stock held by the Trust is convertible into one share of Class B Common Stock, including upon the sale of such Class A Common Stock. As a result, the shares held by the Trust that are registered for resale pursuant to this prospectus are 39,239,297 shares of Class B Common Stock (assuming conversion of the Class A Common Stock held by the Trust to Class B Common Stock).

Christopher Ruddy, our Chief Executive Officer and director, is the trustee of the Trust and is deemed to beneficially own the shares of Class A Common Stock owned by the Trust and has sole voting and dispositive powers over its shares of Class A Common Stock. Each share of Class A Common Stock is convertible into one fully paid and nonassessable share of Class B Common Stock at the option of the holder at any time upon written notice to the Company.

In accordance with the terms of the applicable Certificates of Designation, (a) all shares of the Company’s Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock automatically converted into, and all shares of the Company’s Series A Preferred Stock upon the election of the Company converted into, shares of the then-existing Class A Common Stock, and (b) all shares of the Company’s Series B Preferred Stock automatically converted into shares of Class B Common Stock.

Prior to the Transactions, there were 645.84 shares of Series A Preferred Stock issued and outstanding.  Pursuant to their terms, the shares of Series A Preferred Stock, as well as accrued dividends on such shares (except for $915,068.50 in cash dividends paid to holders of Series A Preferred Stock who elected to receive their accrued dividends in cash), were converted into shares of then-existing Class A Common Stock at a conversion price of $25,184.84 per share, except for the Series A Preferred shares held by Ekwatoria Enterprises, Inc., which converted into shares of then-existing Class A Common Stock at a conversion price of $21,370.50 per share. The total number of then-existing Class A Common Stock issued upon the conversion of all Series A Preferred Stock was 903.29. Subsequently, the Company consummated the Reclassification in which each of these shares of then-existing Class A Common Stock issued and outstanding was reclassified and reconstituted into one fully paid and non-assessable share of Class B Common Stock. Following the consummation of the Reclassification, the Company consummated the Forward Stock Split in which those 903.29 shares of Class B Common Stock were split into 6,111,115 shares of Class B Common Stock.

Prior to the Transactions, there were 1,222.46 shares of Series A-1 Preferred Stock issued and outstanding. Pursuant to their terms, the shares of Series A-1 Preferred Stock, as well as accrued dividends on such shares, were converted into shares of then-existing Class A Common Stock at a conversion price of $20,059.70 per share, resulting in 1,617.43 shares of then-existing Class A Common Stock. Subsequently, upon the consummation of the Reclassification, each of these shares of then-existing Class A Common Stock were reclassified and reconstituted into one fully paid and non-assessable share of Class B Common Stock. Upon the consummation of the Forward Stock Split, those 1,617.43 shares of Class B Common Stock were split into 10,942,568 shares of Class B Common Stock.

Prior to the Transactions, there were 2,646.77 shares of Series A-2 Preferred Stock issued and outstanding. Pursuant to their terms, the shares of Series A-2 Preferred Stock, as well as accrued dividends on such shares, were converted into shares of then-existing Class A Common Stock at a conversion price of $18,890.95 per share, resulting in 3,406.36 shares of then-existing Class A Common Stock. Subsequently, upon the consummation of the Reclassification, each of these shares of then-existing Class A Common Stock were reclassified and reconstituted into one fully paid and non-assessable share of Class B Common Stock. Upon the consummation of the Forward Stock Split, the 3,406.36 shares of Class B Common Stock were split into 23,045,352 shares of Class B Common Stock.

Prior to the Transactions, there were 1,060 shares of Series A-3 Preferred Stock issued and outstanding. Pursuant to their terms, the shares of Series A-3 Preferred Stock, as well as accrued dividends on such shares, were converted into shares of then-existing Class A Common Stock at a conversion price of $23,619.00, resulting in 1,300 shares of then-existing Class A Common Stock. Subsequently, upon the consummation of the Reclassification, each of these shares of then-existing Class A Common Stock were reclassified and reconstituted into one fully paid and non-assessable share of Class B Common Stock. Upon the consummation of the Forward Stock Split, the 1,300 shares of Class B Common Stock were split into 8,794,985 shares of Class B Common Stock.

In February 2025, the Company completed an offering of its Series B Preferred Stock in a private placement pursuant to Regulation D of the Securities Act of 1933, as amended (the “Private Placement”). The Company issued 44,991 shares of Series B Preferred Stock at $5,000 per share for an aggregate offering amount of $224,955,000. In connection with the Conversion, all shares of Series B Preferred Stock, as well as the accrued dividends on such shares of Series B Preferred Stock, converted into shares of Class B Common Stock at a conversion price of $50,740.47 per share (representing a 25% discount to the pre-Forward Stock Split value per common share price of $67,653.96 used in the IPO), resulting in 4,541.45 shares of Class B Common Stock. Subsequently, upon the consummation of the Forward Stock Split, the 4,541.45 shares of Class B Common Stock were split into 30,724,711 shares of Class B Common Stock.

Forward Stock Split

Following a determination of the pre-money enterprise value of the Company and a per share valuation of $67,653.96, the Company effectuated the Forward Stock Split of all of the then outstanding shares of Common Stock of the Company at a ratio of 6,765.396:1 (the “Forward Stock Split Ratio”) to result in the $10.00 per share IPO Price. As a result of the Forward Stock Split, all shares of Common Stock outstanding following the Conversion and Reclassification were proportionally increased based upon the Forward Stock Split Ratio. No fractional shares were issued as a result of the Forward Stock Split. Any fractional shares resulting from the Forward Stock Split were rounded to the nearest whole share.

Shares of Class B Common Stock Issuable Upon Exercise of Warrants

In connection with the Private Placement, the Company issued the Warrants to Digital Offering, LLC, as placement agent for the Private Placement, exercisable for 900 shares of Series B Preferred Stock with an exercise price per share of $5,000. Upon the Conversion and the Reclassification, the Warrants became exercisable for 600,000 shares of Class B Common Stock with an exercise price per share of $12.50. On March 31, 2025, Digital Offering, LLC assigned ownership of the Warrants to certain of the Selling Stockholders, who currently hold the Warrants. The Warrants are currently exercisable and have a term of three years from the date of issuance of the Warrants. 600,000 shares of Class B Stock registered for resale pursuant to this prospectus are issuable upon the exercise of the Warrants.

SELLING STOCKHOLDERS

This prospectus relates to the resale by the Selling Stockholders from time to time of up to 121,282,452 shares of Class B Common Stock, consisting of (i) 81,443,155 shares of Class B Common Stock issued to the Selling Stockholders in connection with the Transactions, (ii) 600,000 shares of Class B Common Stock issuable to certain of the Selling Stockholders upon the exercise of the Warrants, and (iii) 39,239,297 shares of Class B Common Stock issuable to an affiliate of Mr. Christopher Ruddy upon the conversion of 39,239,297 shares of Class A Common Stock held by such affiliate. The Selling Stockholders may from time to time offer and sell any or all of the Class B Common Stock set forth below pursuant to this prospectus. When we refer to the “Selling Stockholders” in this prospectus, we mean the persons listed in the table below, and the pledgees, donees, transferees, assignees, successors, designees and others who later come to hold any of the Selling Stockholders’ interest in the Class B Common Stock other than through a public sale.

For additional information regarding the issuance of these securities, see “Shares Offered for Resale” on page 7 of this prospectus.

The following table sets forth, as of the date of this prospectus, the names of the Selling Stockholders, the aggregate number of shares of Class B Common Stock held by each Selling Stockholder immediately prior to the sale of the Class B Common Stock in this offering, the number of Class B Common Stock that may be sold by each Selling Stockholder under this prospectus and the number of shares of Class B Common Stock that each Selling Stockholder will beneficially own after this offering.

We cannot advise you as to whether the Selling Stockholders will in fact sell any or all of such Class B Common Stock. In addition, the Selling Stockholders may sell, transfer or otherwise dispose of, at any time and from time to time, the Class B Common Stock in transactions exempt from the registration requirements of the Securities Act.

Beneficial ownership is determined in accordance with the rules of the SEC. Under applicable SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days of May 8, 2025 through the exercise of options or warrants or conversion of preferred stock or convertible debt. Also under applicable SEC rules, a person is deemed to be the “beneficial owner” of a security with regard to which the person directly or indirectly, has or shares (a) voting power, which includes the power to vote or direct the voting of the security, or (b) investment power, which includes the power to dispose, or direct the disposition, of the security, in each case, irrespective of the person’s economic interest in the security. To our knowledge, subject to community property laws where applicable, each person named in the table has sole voting and investment power with respect to the shares of Class B Common Stock shown as beneficially owned by such Selling Stockholder, except as otherwise indicated in the footnotes to the table.

The Selling Stockholders have had no material relationship with us within the past three years other than as described in the footnotes to the table below or as a result of their acquisition of our shares or other securities.

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
2001 HALL FAMILY TRUST (1)	2,064	2,064	0
2023 FRANSCIONI REVOCABLE TRUST (2)	1,342	1,342	0
8135 PROPERTIES LLC (3)	1,348	1,348	0
88ONE8, LLC (4)	1,366	1,366	0
A. SCOTT KUKEL	4,739	4,739	0
AARON J DONES	2774	2774	0
AARON JACOB ALLEN	681	681	0
AARON JACOB ALLEN & AMBER LEE ALLEN JT TEN	1,369	1,369	0
AARON KOZAK	1,382	1,382	0
AARON PICOU	6891	6891	0
AARON PRESTUP	2,059	2,059	0
AARON SETH RACHLIN	2020	2020	0
AASE TRUST (5)	13,960	13,960	0
ABAYOMI AKINYEMI	1,405	1,405	0
ABRAHAM MANDEL	10206	10206	0
ADAM CORCORAN	683	683	0
ADAM HAHN & KATY HAHN JT TEN	674	674	0
ADAM J. HEEGE	702	702	0
ADAM KEITH PFEFFER	676	676	0
ADAM LUCAS	2705	2705	0
ADAM O THOMAS	13933	13933	0
ADAM RONALD KIDAN	1,405	1,405	0
ADAM RYDZEWSKI	673	673	0
ADD-VANTAGE INVESTMENTS, LLC (6)	9554	9554	0
ADELIA WALKER FORMICA	1,351	1,351	0
ADIL CHTATA & STEPHANIE CHTATA JT TEN	6,729	6,729	0
ADRIAN ONAS	700	700	0
ADRIAN S DURHAM	700	700	0
ADRIANNE POTWORA	698	698	0
ADRIENE FLAHERTY & DANIEL FLAHERTY JT TEN	2031	2031	0
ADRIENNE HAY	3453	3453	0
ADVANCED DIGESTIVE CENTER INC (7)	1393	1393	0
ADVANTA IRA ADMINISTRATION, LLC FBO Gregory J Paulding IRA #1525635 (8)	696	696	0
ADVANTA IRA SERVICES, LLC FBO LISA D. REYMANN IRA # 8013889 FBO LISA D. REYMANN A/C 8013889 (9)	680	680	0
AGNES DOLORES FERNANDEZ	3,392	3,392	0
AGNES MARGARET LENDVAI-LINTNER	3,365	3,365	0
AJAY MATHUR	3,369	3,369	0
AJN RISK AND COMPLIANCE LLC (10)	1,394	1,394	0
AKE STEVE ROSENBERG	1,389	1,389	0
AKS FAMILY PARTNERS, LP (11)	688	688	0
AL BEDROSIAN	2,713	2,713	0
AL JANNARD	702	702	0
AL MARONI	5535	5535	0
ALAN A GUGGENHEIM & SUZANNE GUGGENHEIM JT TEN	1,357	1,357	0
ALAN ALEXANDER & RITA ALEXANDER JT TEN	1,348	1,348	0
ALAN ALOIAU	1,400	1,400	0
ALAN BALDWIN & COLLEEN BALDWIN JT TEN	678	678	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ALAN BUBALO	1,363	1,363	0
ALAN C HARRIS	5516	5516	0
ALAN CARLSON & KATHY CARLSON JT TEN	673	673	0
ALAN CARLSON & QI HANG JT TEN	3,392	3,392	0
ALAN CRAIG DANNERMAN	2,706	2,706	0
ALAN CRAIG DANNERMAN & SABY K DANNERMAN JT TEN	5426	5426	0
ALAN DEZAYAS	1366	1366	0
ALAN DEZAYAS & ALLYSON WOODS JT TEN	700	700	0
ALAN EDWARD BECKE	684	684	0
ALAN EDWARD SCHROEDER	7,025	7,025	0
ALAN FINKELSTEIN	1,382	1,382	0
ALAN G DEPIES	673	673	0
ALAN GEORGE LENHART	4858	4858	0
ALAN GURINSKY MICHAEL GURINSKY	1,353	1,353	0
ALAN J MERRICK	1,357	1,357	0
ALAN JOHN PRZYWARA & ELIZABETH MARIE MARIE PRZYWARA JT TEN	2,699	2,699	0
ALAN JUSZCYK & ROSEANN JUSZCYK JT TEN	1,405	1,405	0
ALAN LAM & TRINI LAM JT TEN	1383	1383	0
ALAN MARTIN	677	677	0
ALAN MOORE & RITA MOORE JT TEN	1,357	1,357	0
ALAN NAGEL	1,403	1,403	0
ALAN NOBLE	6851	6851	0
ALAN PARISI	2762	2762	0
ALAN PRIBIL	4118	4118	0
ALAN RICHARD ROSS	702	702	0
ALAN SCOTT COOK	1,351	1,351	0
ALAN SCOTT COOK & DONNA LOUISE MEYERS JT TEN	5,601	5,601	0
ALAN SUITER & THIANTHONG SUITER JT TEN	1,369	1,369	0
ALAN W ROCK	4096	4096	0
ALAN W TOWNSEND	692	692	0
ALAN WERNER	699	699	0
ALANA CHAVEZ LANGDON	692	692	0
ALANE PAYNE	3483	3483	0
ALBERT -- CHELINI & JUDITH ELAINE KENNEL JT TEN	6,711	6,711	0
ALBERT ABBOT & SANDRA ABBOT JT TEN	3,441	3,441	0
ALBERT ANTHONY DIDOMIZIO	2,021	2,021	0
ALBERT BIRCHWALE	8850	8850	0
ALBERT CHILLEMI & VICTORIA A CHILLEMI JT TEN	3,414	3,414	0
ALBERT CHRISTOPHER PURDY	1,351	1,351	0
ALBERT CLARK RUTTINGER	1,348	1,348	0
ALBERT D PERRICO LIVING TRUST (12)	694	694	0
ALBERT DETORRE	2,035	2,035	0
ALBERT ERNST KLITZKE	702	702	0
ALBERT GRANCAGNOLO	1,367	1,367	0
ALBERT HRUBETZ	6873	6873	0
ALBERT IRA GOULD	1347	1347	0
ALBERT IRA GOULD & KAREN MARIE GOULD JT TEN	694	694	0
ALBERT J SZKUTNIK	6,729	6,729	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ALBERT KEISLING HOLMES & KAREN COOK HOLMES JT TEN	675	675	0
ALBERT L VILLINES	673	673	0
ALBERT L. RAO	2,044	2,044	0
ALBERT MATIAS & KIM D MATIAS JT TEN	671	671	0
ALBERT PALUMBO & MAUREEN PALUMBO JT TEN	2,086	2,086	0
ALBERT PARRON	1361	1361	0
ALBERT R GODOWN & TERRYE TURNER GODOWN JT TEN	2,792	2,792	0
ALBERT R REGA & EDWINA G REGA JT TEN	1,405	1,405	0
ALBERT ROMANELLI	1,405	1,405	0
ALBERT S COTTONE	2,027	2,027	0
ALBERT SUNSERI	702	702	0
ALBERTO ISAAC LOWINGER	1,405	1,405	0
ALBERTO RUIZ-VELA	2698	2698	0
ALDEN VALA	1394	1394	0
ALDUS R KING	1,353	1,353	0
ALEJANDRO MORA	688	688	0
ALEV BROOKS	1,353	1,353	0
ALEX GASPAR	3394	3394	0
ALEX J HUDAK	1,405	1,405	0
ALEX NG	5431	5431	0
ALEX SMITH	4065	4065	0
ALEX V BOUZAKIS	3,441	3,441	0
ALEX W FUGATE	1,351	1,351	0
ALEXANDER BENITT	27,025	27,025	0
ALEXANDER BRADFORD MOORE	2749	2749	0
ALEXANDER CUTRONE SR	1,391	1,391	0
ALEXANDER EDWARD BRILL	676	676	0
ALEXANDER GAIDARSKI	676	676	0
ALEXANDER GEORGE AVERSANO & LINDA CAROL AVERSANO JT TEN	1,376	1,376	0
ALEXANDER H HARTMAN	1,353	1,353	0
ALEXANDER J DUSCHERE & KATHLEEN A DUSCHERE JT TEN	674	674	0
ALEXANDER LEVIN	1,394	1,394	0
ALEXANDER ODDOZ-MAZET	702	702	0
ALEXANDER SANDOR BERNATH	702	702	0
ALEXANDER SOKOL	1,400	1,400	0
ALEXANDER SVIRSKY	11006	11006	0
ALEXANDRA DE BORCHGRAVE	671	671	0
ALEXANDRA LUSTER	677	677	0
ALEXIS COHEN	673	673	0
ALFONSINA M CONTE & FRANK MICHAEL CONTE JT TEN	697	697	0
ALFONSO CRISTOBAL TELLO & RUTH ANN TELLO JT TEN	694	694	0
ALFONSO PIZZANO & MAUREEN O’ROURKE-PIZZANO JT TEN	1351	1351	0
ALFRED C. NICOLOSI & DENISE S. NICOLOSI JT TEN	6,810	6,810	0
ALFRED GALINOT	1,403	1,403	0
ALFRED GONZALEZ	1,382	1,382	0
ALFRED H. TUSCANO	2,040	2,040	0
ALFRED LAPIANA	702	702	0
ALFRED NAIGLE	3,508	3,508	0
ALFRED PRISCO	673	673	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ALFRED S DELLOIACONO	1,376	1,376	0
ALFRED TARASIEWICZ & DAVID TARASIEWICZ JT TEN	1,398	1,398	0
ALFRED THOMAS BENELLI	678	678	0
ALFRED W NUTT & JEAN P NUTT JT TEN	1,348	1,348	0
ALFREDO A. VIVENZIO & JANE S VIVENZIO JT TEN	2,769	2,769	0
ALFREDO C CORTEZ & OFELIA I CORTEZ JT TEN	2021	2021	0
ALICE K COOK	673	673	0
ALIDA BASILE	6,756	6,756	0
ALINA ALVAREZ	1,346	1,346	0
ALISSA STRIBLING	1,344	1,344	0
ALLAN FOSTER FLEMING, JR. & JEAN ANN HAFER FLEMING JT TEN	3,383	3,383	0
ALLAN HALL	6,738	6,738	0
ALLAN J PORRECA	1,349	1,349	0
ALLAN R. THOMPSON & JACKLYN THOMPSON JT TEN	1,382	1,382	0
ALLEN BUTLER PIERSON & JEANNEMARIE T PIERSON JT TEN	1,400	1,400	0
ALLEN CHRIS MARSHALL	2018	2018	0
ALLEN DALE GILLETTE	1387	1387	0
ALLEN EARL SPIVEY	1379	1379	0
ALLEN H ROTH	1,362	1,362	0
ALLEN HEBERT	681	681	0
ALLEN KIRBY RAGLAND	1,349	1,349	0
ALLEN L APPELL, TRUST UAD 1988-06-09 (13)	6908	6908	0
ALLEN LYNN WAGERS	1,405	1,405	0
ALLEN W HOWE & DIANE W HOWE JT TEN	3,477	3,477	0
ALLISON CULPEPPER HALSEMA & JUSTIN HALSEMA JT TEN	681	681	0
ALLISON ROBINSON	1,394	1,394	0
ALLYN NOCK & MICHELLE NOCK JT TEN	1,360	1,360	0
ALONZO CURTIS TACY	2,753	2,753	0
ALTON BELLAMY & DEBORAH BELLAMY JT TEN	1,375	1,375	0
ALVA JAMES LUND & SHIRLEY J. LUND JT TEN	695	695	0
ALVARO R ALVAREZ	2,016	2,016	0
ALVARO RIVERA-CARRASCO	673	673	0
ALVARO RIVERA-CARRASCO & KATHRYN M RIVERA JT TEN	678	678	0
ALVIN & JUDITH HALL DECLARATION OF TRUST (14)	684	684	0
ALVIN J NEWELL	1,373	1,373	0
ALVIN WHITEHOUSE	670	670	0
AMADO BAUTISTA DE GUZMAN & JOSELYN YU DE GUZMAN JT TEN	2,781	2,781	0
AMAL JERIEL BLAINE	702	702	0
AMANDA NELSON	8,783	8,783	0
AMERICAN COMMUNICATIONS CONSTRUCTION, INC. (15)	33,602	33,602	0
AMIL STAFFORD	1,344	1,344	0
AMY AZOULAY	1,349	1,349	0
AMY J YODER	3,454	3,454	0
AMY LEFFERT & LESTER BYRON JT TEN	1,357	1,357	0
AMY LOU ANDERSON & TODD DAVID ANDERSON JT TEN	2,706	2,706	0
AMY LYNNE DRAKE	1,353	1,353	0
AMY MALONEY	699	699	0
AMY WILSON	673	673	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ANA L CEDENO & JUVENTINO H CEDENO JT TEN	2034	2034	0
ANASTASIA C FAREMOUTH	1,360	1,360	0
ANASTASIOS NIKOLAOS DIONISIOU	1,367	1,367	0
ANASTASIOS TRIANTAFILLOS	681	681	0
ANDRE CADOGAN	1,348	1,348	0
ANDREA LEIGH BURGESS	3,501	3,501	0
ANDREA LYNNE GASTON	2709	2709	0
ANDREW C SOMMER* & YVONNE SOMMER JT TEN	13521	13521	0
ANDREW CONRAD BAMBECK III	3383	3383	0
ANDREW D HARMAN	20,913	20,913	0
ANDREW DAVID LEDER	694	694	0
ANDREW GERARD PERRON	676	676	0
ANDREW HOGE	4158	4158	0
ANDREW J SCHORK & CAROL A SCHORK JT TEN	1,349	1,349	0
ANDREW J YOUNG	13,906	13,906	0
ANDREW JAMES COKKINIAS & LINDA JANE DIHLMANN JT TEN	691	691	0
ANDREW JARETT KOHN	672	672	0
ANDREW JOE	13517	13517	0
ANDREW JOHN JULIAN	1,363	1,363	0
ANDREW JOSEPH MURRO	3,392	3,392	0
ANDREW KIROUAC	1,394	1,394	0
ANDREW KOPPEL	678	678	0
ANDREW LOPATIN	672	672	0
ANDREW MARC KLEIN	4043	4043	0
ANDREW MARK HORVIT	675	675	0
ANDREW MCBRIDE	1,346	1,346	0
ANDREW MUNGENAST	1,346	1,346	0
ANDREW N CASSAS REVOCABLE TRUST (16)	2030	2030	0
ANDREW PAUL STARGER	702	702	0
ANDREW PLENNERT	688	688	0
ANDREW RAYMOND HERNDON JR	1,396	1,396	0
ANDREW RIGGIE	688	688	0
ANDREW ROCKY RACZKOWSKI & AMALIA KADDO JT TEN	13,477	13,477	0
ANDREW ROSE	1,357	1,357	0
ANDREW S YATKMAN	2,706	2,706	0
ANDREW THOMAS KIRKPATRICK*	2036	2036	0
ANDREW WESTNER	2,027	2,027	0
ANDRIS KURINS & SHARON SUE KURINS JT TEN	6,922	6,922	0
ANDRUS G LUDLOW	2077	2077	0
ANDY M ROBINSON	677	677	0
ANGEL BARRON CASTRO	3,490	3,490	0
ANGEL M GUZMAN & TRUDY F GUZMAN JT TEN	4,193	4,193	0
ANGELA BOWERS	3453	3453	0
ANGELA DIETZ	1,357	1,357	0
ANGELO COSTANZO	2,749	2,749	0
ANGELO J CALIENTE	4,161	4,161	0
ANGELO JAMIE VASQUEZ	3,461	3,461	0
ANGELO LOVULLO	8,204	8,204	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ANGELO SARNELLI	1394	1394	0
ANGELO THOMAS MACK & JOANNE MACK JT TEN	694	694	0
ANGELOS THOMAS & KATRINA LEE THOMAS JT TEN	672	672	0
ANGELYN TREUTEL	681	681	0
ANIL PARIKH	2749	2749	0
ANILKUMAR LAL PATEL	671	671	0
ANITA DAWN BROWN	673	673	0
ANITA STEVENS	8,075	8,075	0
ANN C ADELMAN	1,357	1,357	0
ANN GILMAN	6,729	6,729	0
ANN HAGERTY BOYCE	678	678	0
ANN M BECK	4,027	4,027	0
ANN M COOK & RICHARD A COOK JT TEN	672	672	0
ANN MARIE KLINE	680	680	0
ANN MARIE MURRAY	1,348	1,348	0
ANN MORRILL	4,172	4,172	0
ANN RANDOLPH	2,710	2,710	0
ANN S CALLAWAY	4759	4759	0
ANN SARA KATCEF	677	677	0
ANN WEILER	2,044	2,044	0
ANNA BOUTZALIS	1,349	1,349	0
ANNA FONG MORGAN	6792	6792	0
ANNA KEIKO BORNSTEIN	702	702	0
ANNA SCHAFER	3,374	3,374	0
ANNABELLE ZARATZIAN	1,353	1,353	0
ANNAMARIE CHISHOLM GALAMB	2690	2690	0
ANNE B FARRELLY	13512	13512	0
ANNE BRUCKER-BUSSO	1370	1370	0
ANNE E SCHAFFNER	1,357	1,357	0
ANNE M. H. WALKER	2,706	2,706	0
ANNE MARIE DILLON	2,100	2,100	0
ANNETTE RAYNOR	1,363	1,363	0
ANNIE MARIE HAMMONS	2,037	2,037	0
ANNMARIE BALDANTI & ALESSANDRO FIDELEO JT TEN	677	677	0
ANSELM CHARLES WISHING	1,353	1,353	0
ANTHONY BADALUCCO & JANINE BADALUCCO JT TEN	1,344	1,344	0
ANTHONY BALDO	1,400	1,400	0
ANTHONY BENITEZ	2,738	2,738	0
ANTHONY BURRIESCI & MARYELLEN BURRIESCI JT TEN	6,738	6,738	0
ANTHONY CANGIALOSI	2725	2725	0
ANTHONY CARL NICOLETTI	1345	1345	0
ANTHONY CHICCARINE & BEATRICE CHICCARINE JT TEN	6,801	6,801	0
ANTHONY CLEMENT	1,398	1,398	0
ANTHONY COSTA	673	673	0
ANTHONY COSTA & CATHY COSTA JT TEN	1,369	1,369	0
ANTHONY D PERRICO IRREV TRUST (17)	694	694	0
ANTHONY D’AMATO & MARIAME D’AMATO JT TEN	671	671	0
ANTHONY DIVIRGILIO	1,362	1,362	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ANTHONY EDWARD BOYDA	696	696	0
ANTHONY EDWARD CHOVANEC	2,091	2,091	0
ANTHONY EDWARD MANISCALCO & KATHY MANISCALCO JT TEN	670	670	0
ANTHONY ELEFTHERIADES	676	676	0
ANTHONY F DECESARIS	2,711	2,711	0
ANTHONY FRANK CESARESPADA & JOAN CAROL CESARESPADA JT TEN	676	676	0
ANTHONY G AVILA & MARY JO AVILA JT TEN	2,030	2,030	0
ANTHONY G BERARDI & TERESA C BERARDI JT TEN	673	673	0
ANTHONY G RIZZO	1381	1381	0
ANTHONY GEORGE SHACKELFORD	1373	1373	0
ANTHONY GRAVANO & CHRISTINE GRAVANO JT TEN	685	685	0
ANTHONY J CASINO	1,360	1,360	0
ANTHONY J RAGANELLA SR REVOCABLE LIVING TRUST UAD 2023-06-20 (18)	2,801	2,801	0
ANTHONY J. BRADDOCK	6,756	6,756	0
ANTHONY JAMES KAYWOOD & ANTHONY JAMES KAYWOOD II JT TEN	13,835	13,835	0
ANTHONY JOHN ROCCHIO	1,403	1,403	0
ANTHONY JOHN SPROVIERI & MICHELE LYNN SPROVIERI JT TEN	3,436	3,436	0
ANTHONY JOSEPH CONSOLES	2,698	2,698	0
ANTHONY JOSEPH HADDAD	1,376	1,376	0
ANTHONY JOSEPH PELLIZZI	681	681	0
ANTHONY JOSPEH PELLIZZI & DOROTHY JEAN PELLIZZI JT TEN	1,400	1,400	0
ANTHONY K RUSSO	2,710	2,710	0
ANTHONY KADLETZ	699	699	0
ANTHONY LABRUSCIANO	2,688	2,688	0
ANTHONY LEE WILSON	3,502	3,502	0
ANTHONY LOMBARDO & DONNA LOMBARDO JT TEN	1351	1351	0
ANTHONY M DEGREGORIO	1,353	1,353	0
ANTHONY MAGGIO	676	676	0
ANTHONY MANTOVANI	4839	4839	0
ANTHONY MARK WILLIAMS	673	673	0
ANTHONY MARK WILLIAMS & MARY LYNNE WILLIAMS JT TEN	677	677	0
ANTHONY MASTROGIOVANNI	1,353	1,353	0
ANTHONY METCALF	3,441	3,441	0
ANTHONY P CAPPO & JAMIE F CAPPO JT TEN	3,457	3,457	0
ANTHONY PANICCIA	6,765	6,765	0
ANTHONY PAUL CAMPAGNA & BETTY JANE CAMPAGNA JT TEN	2,083	2,083	0
ANTHONY PAUL RAYMOND	1,369	1,369	0
ANTHONY PELLECCHIA	6,747	6,747	0
ANTHONY PHILLIP UEBELHOR	1,400	1,400	0
ANTHONY PHILLIPS & BEVERLY PHILLIPS JT TEN	3,378	3,378	0
ANTHONY RENNA	6,738	6,738	0
ANTHONY SKJELLUM	678	678	0
ANTHONY T NATION	675	675	0
ANTHONY T. NGUYEN & NGA H. NGUYEN JT TEN	4,201	4,201	0
ANTHONY TORRIERI	6,813	6,813	0
ANTHONY VIDAL & PASQUALINA RITA VIDAL JT TEN	677	677	0
ANTHONY VITO BRUNO	1,387	1,387	0
ANTHONY W FERRO JR & PATTI C FERRO JT TEN	672	672	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ANTHONY W PANELLA & CATHERINE L PANELLA JT TEN	4,032	4,032	0
ANTHONY W. ESERNIA	6,738	6,738	0
ANTHONY WARD & JACQUELINE WARD JT TEN	3,392	3,392	0
ANTHONY WAYNE STANSBURY	2,788	2,788	0
ANTHONY WILLIAM ROSSI & DEBORAH H ROSSI JT TEN	1,383	1,383	0
ANTOINE J GIANNONI & CHERYL GIANNONI JT TEN	3,365	3,365	0
ANTON I HANANIA & SUAD S HANANIA JT TEN	1,342	1,342	0
ANTON LEWIS USALA	1,400	1,400	0
ANTON PLONNER & MARILYN PLONNER JT TEN	4,059	4,059	0
ANTONIO DIAZ & VIRGINA DIAZ JT TEN	678	678	0
ANTONIO FIORENZA & DONNA LYNN FIORENZA JT TEN	1,384	1,384	0
ANTONIO IZQUIERDO & ANA IZQUIERDO JT TEN	1,362	1,362	0
ANTONIO PRIOLETTI	3,423	3,423	0
ANTONIO ZANOTTI & DEBRA ZANOTTI JT TEN	1380	1380	0
APRIL L ANGELES	1,346	1,346	0
ARGENT FINANCIAL CUST FBO JOSEPH J VARGA, ROTH IRA #14062006568 FBO JOSEPH J VARGA A/C 14062006568 (19)	2,688	2,688	0
ARIA ORRIS	13,423	13,423	0
ARIC JASON METELSKI	1,366	1,366	0
ARJUN SINGH & RACHITA UPPAL JT TEN	1,346	1,346	0
ARLAN SPILDE	1,346	1,346	0
ARLEN BENEDICT CENAC, JR	13,978	13,978	0
ARLENE FISHKIND	2,030	2,030	0
ARLENE FISHKIND & MATTHEW FISHKIND JT TEN	1,353	1,353	0
ARLENE JUNE GUENNEL	6,756	6,756	0
ARLO SHARP JR	671	671	0
ARMADILLO INVESTMENTS, LLC (20)	1368	1368	0
ARMANDO MENESES & HILDA T MENESES JT TEN	699	699	0
ARMEL JUNIOR MINIX	1,396	1,396	0
ARNE CHANDLER	700	700	0
ARNOLD ORVIN HOPLAND	68,689	68,689	0
ARNOLD R DORMER, III & ANITA L DORMER JT TEN	2,021	2,021	0
ARNOLD RAY CHRISTIANSEN & LYNN DEE CHRISTIANSEN JT TEN	676	676	0
ARON BATUROV	2,024	2,024	0
ARQUIMEDES COLON	678	678	0
ARTHUR ADLERSTEIN	3,407	3,407	0
ARTHUR ALBERT REISINGER & NANCY JANE REISINGER JT TEN	671	671	0
ARTHUR ALEX & RHONDA ALEX JT TEN	2,706	2,706	0
ARTHUR ALLYN BEEBE	1,353	1,353	0
ARTHUR BRYCE	1363	1363	0
ARTHUR EDWARD HERR JR	2,107	2,107	0
ARTHUR ISLEY	2,077	2,077	0
ARTHUR JACKSON STRATFORD & KATHLEEN ELLEN STRATFORD JT TEN	2,745	2,745	0
ARTHUR JAY ROTH & EDITH HELMHOLZ ROTH JT TEN	2,713	2,713	0
ARTHUR JOSEPH SMITH	702	702	0
ARTHUR JOSEPH SMITH & CHERYL SMITH JT TEN	673	673	0
ARTHUR MARKMAN & ROBIN MARKMAN JT TEN	2,706	2,706	0
ARTHUR MICHAEL BLANEY	692	692	0
ARTHUR MORRIS JOHNSON	1,398	1,398	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ARTHUR MUNSCH	3,369	3,369	0
ARTHUR RAY DALTON	13,763	13,763	0
ARTHUR RICHARD KLAVAN & ELLEN MAE KLAVAN JT TEN	1,346	1,346	0
ARTHUR ROSENSTOCK	2,703	2,703	0
ARTHUR S MONTGOMERY	702	702	0
ARTUR KOLICS	683	683	0
ASHISH MAHAJAN	678	678	0
ASHOK G. NIGALAYE	2748	2748	0
ATHENA PAQUETTE	683	683	0
ATUL GUPTA	1,403	1,403	0
AUBREY ANTHONY PLAUCHE & SYLVIA ANN PLAUCHE JT TEN	1,392	1,392	0
AUDREY GORDIN	1,348	1,348	0
AUGUSTE DODEMAN & MARIE DODEMAN JT TEN	695	695	0
AURORA S NOCHE	1,346	1,346	0
AUTUMN LYNN URBAN	7,442	7,442	0
AVA L OULTON	5,403	5,403	0
AVERY RENAUD BROWN	3,365	3,365	0
AVILES FAMILY COMPANY, LLC (21)	1,387	1,387	0
B&B REALTY (22)	3,395	3,395	0
BABY BOOMER LP (23)	2,688	2,688	0
BACKTRAC ENTERPRISE LLC (24)	13,812	13,812	0
BAKER A MITCHELL JR	13,566	13,566	0
BAKER SMITH	2,747	2,747	0
BARAT S SHAH	672	672	0
BARBARA A COONEY	6,720	6,720	0
BARBARA A DITTMER TRUST (25)	683	683	0
BARBARA A KANEBURKE	2,048	2,048	0
BARBARA A KILE	1,346	1,346	0
BARBARA A MURPHY	1,389	1,389	0
BARBARA A VAN HORN	1,344	1,344	0
BARBARA ANITA BIRD	1,357	1,357	0
BARBARA ANN BATES	2,695	2,695	0
BARBARA ANN CREIGHTON	702	702	0
BARBARA ANN HORAN	671	671	0
BARBARA AUYANG	6,883	6,883	0
BARBARA BARANOWSKI RESTATED TRUST (26)	10,295	10,295	0
BARBARA BATINKOFF WINSTON	3,481	3,481	0
BARBARA BAYLESS	678	678	0
BARBARA CHINN CODY	700	700	0
BARBARA D PRATT & JAMES D PRATT JT TEN	1400	1400	0
BARBARA DENISE BOZARTH & MICHAEL LYNN BOZARTH JT TEN	678	678	0
BARBARA E CHURCH REV LIVING TRUST DTD 11/06/06 (27)	678	678	0
BARBARA FRANKO & GEORGE FRANKO JT TEN	6,989	6,989	0
BARBARA FRATERRIGO & PHILIP ANTHONY FRATERRIGO JT TEN	1,366	1,366	0
BARBARA G THOMPSON	13,870	13,870	0
BARBARA HARRISON FELDGUS & PAMELA F PILZ JT TEN	6,738	6,738	0
BARBARA J TROUTZ	2,778	2,778	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
BARBARA JEAN FRANKLIN	695	695	0
BARBARA JOAN HALECKI	684	684	0
BARBARA L MULCAHY & SHANNON E MULCAHY JT TEN	4,129	4,129	0
BARBARA LEANOAR HAKIM	702	702	0
BARBARA MARIK	1,357	1,357	0
BARBARA MCINTOSH	672	672	0
BARBARA PYLE	702	702	0
BARBARA ROSSI	685	685	0
BARBARA SCHNEIDEWIND	3,461	3,461	0
BARBARA SCOTT	678	678	0
BARNES JOINT REVOCABLE LIVING TRUST (28)	1,346	1,346	0
BARNEY DEAN BUSHORE	13,494	13,494	0
BARNEY RAY BURCHFIELD & EILEEN FLORENCE BURCHFIELD JT TEN	687	687	0
BARR FAMILY TRUST UAD 2005-07-15 (29)	1,346	1,346	0
BARRIE MICHAEL CARTER	2,692	2,692	0
BARRY ARTHUR SCHLECH	2086	2086	0
BARRY BRIKOWSKI	1387	1387	0
BARRY DENNIS GLASSER	1,369	1,369	0
BARRY ESCH	6,729	6,729	0
BARRY G BLENIS	13,620	13,620	0
BARRY G ESCUE	1,405	1,405	0
BARRY HARMON KATZ	1,405	1,405	0
BARRY HARMON KATZ & CAROL BETH KATZ JT TEN	685	685	0
BARRY HICKEL	672	672	0
BARRY HOOD JOHNSON & SHELLEY LYNNE JOHNSON JT TEN	699	699	0
BARRY J PAYANT & WANITA LAYNE PAYANT JT TEN	680	680	0
BARRY J RAVA	700	700	0
BARRY JOEL SHERE & CHARLENE B SHERE JT TEN	4,071	4,071	0
BARRY KANUCH	3,392	3,392	0
BARRY KENT BROWN	702	702	0
BARRY LEISTNER	3,369	3,369	0
BARRY LEMAY & CHRISTINE LEMAY JT TEN	6,783	6,783	0
BARRY LEWIS SIMON	1,383	1,383	0
BARRY LYNN YODER	1,360	1,360	0
BARRY MARSHALL YAFFE & SUSAN LINDA YAFFE JT TEN	1,353	1,353	0
BARRY MCDANIEL	2702	2702	0
BARRY MOAK & PAMELA MOAK JT TEN	1,362	1,362	0
BARRY RHOADS	2,726	2,726	0
BARRY SAMET	673	673	0
BARRY W BURNSIDES & CHERYL ANNE BURNSIDES JT TEN	41,593	41,593	0
BARRY WARREN BEDFORD & ROXIANNE MARIE HICK BEDFORD JT TEN	3,441	3,441	0
BARRY WINSTON	3,481	3,481	0
BART FRANCIS RICE	1,376	1,376	0
BARTOLOMEO FILOGAMO	2,044	2,044	0
BASCOM B MATNEY	2,792	2,792	0
BEATRIZ APPLEGATE	2,024	2,024	0
BEBY DAVID HOSHIA	3,365	3,365	0
BECKY M DELOS REYES & ELIAS ZARATE DELOS REYES JT TEN	676	676	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
BEHZAD MOSTOFI	677	677	0
BELINDA HA	3,392	3,392	0
BENJAMIN BLAIR BROWN III	1,353	1,353	0
BENJAMIN BLAKE DUNN	1,353	1,353	0
BENJAMIN CASILLAS	694	694	0
BENJAMIN ENGLAND	2737	2737	0
BENJAMIN G LOGAN	2,749	2,749	0
BENJAMIN J BARDSALL & TERRY M BIRDSALL JT TEN	2,726	2,726	0
BENJAMIN KAPLAN	1,405	1,405	0
BENJAMIN MAMOLA & CATHERINE MAMOLA JT TEN	676	676	0
BENJAMIN MASOG	8,097	8,097	0
BENJAMIN PAUL TREES*	1361	1361	0
BENJAMIN STAUFFER	8,355	8,355	0
BENJAMIN YOUNG & DENISE YOUNG JT TEN	4,107	4,107	0
BENNETT AUSLAENDER	1,344	1,344	0
BENNETT WEBER	675	675	0
BENNY L PORTER	1394	1394	0
BENOY VARKEY BENNY & ROSE BENNY JT TEN	674	674	0
BERNADETTE H MEAUZE	3,414	3,414	0
BERNARD A SACCO LIVING TRUST (30)	2,019	2,019	0
BERNARD ALLEN & BARBARA ALLEN JT TEN	3,365	3,365	0
BERNARD BUZZELLI & ARLEEN BUZZELLI JT TEN	672	672	0
BERNARD CHRISTIAAN WOLTERS & MARY JOHANNA WOLTERS JT TEN	673	673	0
BERNARD FRANCIS FITZPATRICK & SHERRY LYNN FITZPATRICK JT TEN	3,378	3,378	0
BERNARD G SENGER	2028	2028	0
BERNARD J FORNADLEY & TINA SHUNYU CHAN FORNADLEY JT TEN	3,444	3,444	0
BERNARD J RENSKY & RITA O RENSKY JT TEN	2,064	2,064	0
BERNARD JON KUIPERS & SUZANNA VELDHUIS-KUIPERS JT TEN	673	673	0
BERNARD KRNAVEK	678	678	0
BERNARD LAVITCH	13,477	13,477	0
BERNARD WISHNIA & LINDA HARRIET WISHNIA JT TEN	17,427	17,427	0
BERT AUDY AUDY	4,121	4,121	0
BERT JAMES BLADES	1,357	1,357	0
BERT RANDALL GIBBONS	2,023	2,023	0
BETH ANN BURNS	1,346	1,346	0
BETH ANN KESSLER	3,365	3,365	0
BETH FONTES & HENRY FONTES JT TEN	1,363	1,363	0
BETH L BECK	699	699	0
BETH M HUNT	3,427	3,427	0
BETTENCOURT MARKS FAMILY TRUST (31)	2,727	2,727	0
BETTY D LEE	2,105	2,105	0
BETTY GRIFFITH	677	677	0
BETTY LILLY PICKETT & MARK HENRY PICKETT JT TEN	5,505	5,505	0
BETTY MONTGOMERY	3,452	3,452	0
BEVERLEY A KRONEN	2,762	2,762	0
BEVERLY A MESSINGER	676	676	0
BEVERLY DIANNE NICHOLS & JIM QUENTIN NICHOLS JT TEN	1,403	1,403	0
BEVERLY SUE REES & TERRY REES JT TEN	2,699	2,699	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
BHARAT M PATEL	1,363	1,363	0
BIAGIO A PIETRA & ELIZABETH A PIETRA JT TEN	3,501	3,501	0
BIANCA BARTON	2,692	2,692	0
BIENVENIDO ANDAYA CALLANTA, JR	1,348	1,348	0
BILL ALLEN HODGES	1,392	1,392	0
BILL HARRISON	6792	6792	0
BILL MORGAN & TONI BEACH MORGAN JT TEN	2,781	2,781	0
BILL STEPHEN WALL* & PEGGY TAYLOR WALL JT TEN	6,738	6,738	0
BILLY DON SOMERS	1390	1390	0
BILLY G VOLLENWEIDER & DEBRA LYNN VOLLENWEIDER JT TEN	10,175	10,175	0
BILLY WAYNE MAYNARD	3,378	3,378	0
BING YANG & CHARLOTTE YANG JT TEN	2,731	2,731	0
BIRINGER REVOCABLE TRUST (32)	3395	3395	0
BLAINE J KLUSKY	1,346	1,346	0
BLAIR HARRIS	2,699	2,699	0
BLAIR SHWEDO	2057	2057	0
BLISS FAMILY TRUST (33)	4,124	4,124	0
BLUE LIVES MATTER-NYC INC. (34)	698	698	0
BM TESVEIL (35)	556,245	556,245	0
BOB JOHN AFTON	2,105	2,105	0
BOB JOSEPH DEPALMA	1,342	1,342	0
BOB SCHWARZ	6,845	6,845	0
BOBBI LYNN HENTHORN & WILLIAM ALLEN HENTHORN JT TEN	3,472	3,472	0
BOBBIE BRAZZELL	694	694	0
BOBBY LOUIS LANGFORD	13,709	13,709	0
BOBBY MICHAEL SUMMERS	1356	1356	0
BOBBY R WALKER	5,505	5,505	0
BOBBY SCHNEIDEWIND	3,481	3,481	0
BOHEN REVOCABLE TRUST OF 2007 (36)	6,846	6,846	0
BONK FAMILY REVOCABLE TRUST (37)	1373	1373	0
BONNIE GIGLIO & JOHN M GIGLIO, SR. JT TEN	2,035	2,035	0
BONNIE JO ROBBINS HUNT	3,400	3,400	0
BONNIE L MAUTE*	674	674	0
BONNIE SWANSON & WILLIAM KARL SWANSON JT TEN	2,016	2,016	0
BORIS LOPAC	2064	2064	0
BORIS SPIVAK & ELIZABETH SPIVAK JT TEN	10,143	10,143	0
BOSKO POP-LAZIC	4,113	4,113	0
BOWMAN STIRLING TIGHE, JR. & SYLVIA G TIGHE JT TEN	681	681	0
BRAD AND PAULA JACOBSON FAMILY TRUST (38)	2,019	2,019	0
BRAD ANDERS*	1,346	1,346	0
BRAD BYER TOPOL	700	700	0
BRAD D PRICE	1,357	1,357	0
BRAD E JOHNSON & DAWN M JOHNSON JT TEN	676	676	0
BRAD LEE CUMMINS & TERESA L CUMMINS JT TEN	1,360	1,360	0
BRAD RAWSON	700	700	0
BRAD ROGER WALLACE	3,364	3,364	0
BRAD SCOTT LANGTON & MARILYN LANGTON JT TEN	695	695	0
BRADFORD EUGENE BLAIR & TERRY LYNNE BLAIR JT TEN	1,348	1,348	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
BRADLEY ALAN EARL	27,401	27,401	0
BRADLEY ALBERT MEYERS	1,346	1,346	0
BRADLEY B. BOYD REV TRUST (39)	2032	2032	0
BRADLEY BOLT BAIRD & MARIA CRISTINA BAIRD JT TEN	4,059	4,059	0
BRADLEY GLEN DUIN	2,035	2,035	0
BRADLEY H. HART	700	700	0
BRADLEY JAMES GOEKE & LAURA ANN GOEKE JT TEN	2,788	2,788	0
BRADLEY JOHN SCHLAGEL & BARBARA SCHLAGEL JT TEN	1,353	1,353	0
BRADLEY KENT HUTSELL	13,763	13,763	0
BRADLEY LEONARD CHMIELEWSKI	2,695	2,695	0
BRADLEY MERTENS & DANIELLE NICHOLS JT TEN	3,429	3,429	0
BRADLEY MYERS	699	699	0
BRADLEY PRISTELSKI	1,348	1,348	0
BRADLEY SCOTT YORK	673	673	0
BRADY TOENSING & KARLA TOENSING JT TEN	692	692	0
BRADY WAYNE BRYANT	7,402	7,402	0
BRANAVAN UMAKANTHAN	2,048	2,048	0
BRANDON FREEMAN MD, PHD, PC TR SOLO 401K PLAN (40)	2,706	2,706	0
BRANDON GRAY & LISA GRAY JT TEN	1,351	1,351	0
BRANDON M COHN	680	680	0
BRANDY COMPAYRE NORTON	680	680	0
BRASIL FAMILY REVOCABLE TRUST UAD 2024-01-17 (41)	4,129	4,129	0
BRENDA C. VICKERS	1,353	1,353	0
BRENDA HAWKINS & JAMES HAWKINS JT TEN	2,027	2,027	0
BRENDA KOON	1348	1348	0
BRENDA MANSEL RENO	3,369	3,369	0
BRENDA POPE WITTEN	677	677	0
BRENDA POPE WITTEN & THOMAS D WITTEN JT TEN	1353	1353	0
BRENDA ROSS	673	673	0
BRENT A JOHNSON	2083	2083	0
BRENT ADAM GODBEHERE	1,357	1,357	0
BRENT ALLEN RICHBURG & LESLIE ANNE RICHBURG JT TEN	673	673	0
BRENT BENNETT POTTS	685	685	0
BRENT HUGHES	33,826	33,826	0
BRENT MASSEY	1,375	1,375	0
BRET A DESERMIA	672	672	0
BRET GUDME & JENNIFER GUDME JT TEN	677	677	0
BRET JOHN FREDERICK & DEBRA MARIE LOMBARDI JT TEN	2023	2023	0
BRETT BACA	1,405	1,405	0
BRETT COLIN BEGLEY	1,375	1,375	0
BRETT CONRAD MILLER	672	672	0
BRETT JUDE MOREAUX	6,720	6,720	0
BRETT LOVELADY	687	687	0
BRETT SCHWAB	2,016	2,016	0
BRETT THOMAS NEMANICH & DENISE NEMANICH JT TEN	1,348	1,348	0
BRETT URBAN	1,344	1,344	0
BRIAN A. FOYE	6,935	6,935	0
BRIAN AKIN DIMOCK	673	673	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
BRIAN ANDREW DALEY	1347	1347	0
BRIAN BERGMAN	1,400	1,400	0
BRIAN BIGONI	681	681	0
BRIAN BURKE & JOANNE BURKE JT TEN	674	674	0
BRIAN CLAIR	698	698	0
BRIAN COOPER	670	670	0
BRIAN D SCHRECKENGAST	686	686	0
BRIAN DANIEL LIPINSKI	4,097	4,097	0
BRIAN DAVID ALFING	1,398	1,398	0
BRIAN DAVID COOMER	4,171	4,171	0
BRIAN DAVID ROWLETTE & ROSIANE DIEGUES ROWLETTE JT TEN	699	699	0
BRIAN DOUGLAS BRINZA	2024	2024	0
BRIAN DOUGLAS HUIZENGA & LINDA VU HUIZENGA JT TEN	2,077	2,077	0
BRIAN E GOOD	1,400	1,400	0
BRIAN E RUDDLE	678	678	0
BRIAN GREGORY TOMLINSON	2,724	2,724	0
BRIAN HERMAN*	3,378	3,378	0
BRIAN J BURKE	3,352	3,352	0
BRIAN J GORE	2,746	2,746	0
BRIAN J SULLIVAN	3,433	3,433	0
BRIAN JAMES DAVIES	702	702	0
BRIAN JAMES LEWIS	12,969	12,969	0
BRIAN JAMES LEWIS & ANGELA KAYE LEWIS JT TEN	700	700	0
BRIAN JAMES ROEHRICH	2,688	2,688	0
BRIAN JOHN WURTZ	674	674	0
BRIAN JOSEPH BRADNER & COLETTE BRADNER JT TEN	2,086	2,086	0
BRIAN KAHAN REVOCABLE TRUST	2,044	2,044	0
BRIAN KAHAN REVOCABLE TRUST (42)	683	683	0
BRIAN KEITH HARRIS	1,384	1,384	0
BRIAN KOLACI	1,349	1,349	0
BRIAN KURT YAHNER	676	676	0
BRIAN L MCRAE & CHRISTA C MCRAE JT TEN	3,400	3,400	0
BRIAN L SAXTON	674	674	0
BRIAN L TERRY	1,373	1,373	0
BRIAN LAWLESS	6,897	6,897	0
BRIAN LEE CHRONISTER	1,353	1,353	0
BRIAN LLOYD	1,376	1,376	0
BRIAN MATTHEW MOONEY & BELINDA E. MOONEY JT TEN	4,886	4,886	0
BRIAN MYERS & LINDA MYERS JT TEN	680	680	0
BRIAN NEUMANN	674	674	0
BRIAN PADFIELD & LISA PADFIELD JT TEN	1,351	1,351	0
BRIAN PERRY & SOPHIA PERRY JT TEN	700	700	0
BRIAN R FRIDL	6,720	6,720	0
BRIAN RICHARD RUDOLPH & LISA MARIE RUDOLPH JT TEN	6,765	6,765	0
BRIAN SEMLING & CARINA SEMLING JT TEN	2,735	2,735	0
BRIAN SHAUN APPEL	1,353	1,353	0
BRIAN SHAUN APPEL & DOREEN GAYLE APPEL JT TEN	1,369	1,369	0
BRIAN SISSON & PATRICIA SISSON JT TEN	2,774	2,774	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
BRIAN STEPHEN MCCORMICK	6,753	6,753	0
BRIAN T MORTON	676	676	0
BRIAN T MORTON & PATRICIA A MORTON JT TEN	2,700	2,700	0
BRIAN WILLIAM WONG	20,680	20,680	0
BRIGIDO G SERRANO	699	699	0
BRIMONI GROSSA TRUST (43)	6,720	6,720	0
BROOKE BIEDERMANN	673	673	0
BROOKS BELL III	3,490	3,490	0
BROOKS ROBERT SELEE	702	702	0
BRUCE A JONES	2,062	2,062	0
BRUCE A KAY	677	677	0
BRUCE A MARTIN & ELLEN MARTIN JT TEN	1,349	1,349	0
BRUCE A. BEICKMAN	1,353	1,353	0
BRUCE A. YUNGMAN	13,512	13,512	0
BRUCE ALAN NEELY	2769	2769	0
BRUCE ALLEN DEJONGE	8,118	8,118	0
BRUCE BARTON	1,344	1,344	0
BRUCE BREWER	5,394	5,394	0
BRUCE C GREENING	692	692	0
BRUCE CLARK HEISER	3,360	3,360	0
BRUCE DALLAS & BARBARA DALLAS JT TEN	1,375	1,375	0
BRUCE DAVID EMERO	1,346	1,346	0
BRUCE DENIS GOUIN	2,043	2,043	0
BRUCE DOUGLAS SCHLENKER*	1,348	1,348	0
BRUCE E. BROWN	2,013	2,013	0
BRUCE EARL THUMANN & TINA N THUMANN JT TEN	6,738	6,738	0
BRUCE EDWARD CARILLON & KELLY CARILLON JT TEN	676	676	0
BRUCE EDWARD JOHNSTON & KAREN JEAN TAYLOR JOHNSTON JT TEN	677	677	0
BRUCE G LAMBERTO	673	673	0
BRUCE GAGE	2,021	2,021	0
BRUCE GOTTLIEB MD	2,044	2,044	0
BRUCE GOTTLIEB MD & SHARON GOLDBERG JT TEN	700	700	0
BRUCE JAYNE	10,425	10,425	0
BRUCE MARTIN SAYRE & JENNIFER NICOLE SAYRE JT TEN	1,353	1,353	0
BRUCE MELANSON	2,030	2,030	0
BRUCE MORGAN MAGURNO	673	673	0
BRUCE ROBINSON	1,344	1,344	0
BRUCE SHEIN & SHARON LEVINE-SHEIN JT TEN	2,089	2,089	0
BRUCE THOMAS CUMMINGS	3,392	3,392	0
BRUCE THOMAS HERGET	1404	1404	0
BRUCE W ROMEO	13,459	13,459	0
BRUCE WAYNE ERBELE	684	684	0
BRUCE WAYNE ERBELE & LINDA J ERBELE JT TEN	1,400	1,400	0
BRUCE WILSON	1,376	1,376	0
BRYAN DEWEY OSLIN & BRENDA KUCKER OSLIN JT TEN	1,382	1,382	0
BRYAN F GUCKAVAN & DAWN GUCKAVAN JT TEN	6,767	6,767	0
BRYAN HOWARD HEBERT & VICKI LYNN HEBERT JT TEN	700	700	0
BRYAN JOHNSON	1,396	1,396	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
BRYAN KELLY MURPHY & PATRICIA FOGARTY MURPHY JT TEN	1,384	1,384	0
BRYAN LEE PROCHNOW	8405	8405	0
BRYAN MYERS	17,163	17,163	0
BRYAN NICKOLAS MONTEIRO	2,043	2,043	0
BRYAN RICHARD SOILEAU	702	702	0
BRYAN STEWART KORMAN & JOY WENDY KORMAN JT TEN	678	678	0
BRYSON JEFFREY KNOWLES	3,374	3,374	0
BUERGE FAMILY TRUST UAD 1997-05-14 (44)	2,024	2,024	0
BURT AUSTIN COOK	2034	2034	0
BURT AUSTIN COOK & JACK VANHOOK JT TEN	694	694	0
BUZZ ALDRIN & ANCA V ALDRIN JT TEN	1,383	1,383	0
BYRON ALEXANDER CHURCH & LISIANE ANDRADE CHURCH JT TEN	672	672	0
BYRON GRAMS	1383	1383	0
BYRON PIKULA	702	702	0
C. ARTHUR WEST & KAREN P WEST JT TEN	1,362	1,362	0
C. DALE TERRY	3409	3409	0
C. JAMES CUNNINGHAM JR & RITA M CUNNINGHAM JT TEN	3,392	3,392	0
CAL KENDALL MORTON & KAREN LYNNE MORTON JT TEN	1,363	1,363	0
CALEB LIEM	694	694	0
CALEB ROBERT FISCHER & PANPILAS FISCHER JT TEN	1,353	1,353	0
CALEB WAN	2,699	2,699	0
CALVIN DALE CARTWRIGHT	27,132	27,132	0
CALVIN E MEIN	5,448	5,448	0
CALVIN JOHN BRUXVOORT	681	681	0
CALVITT N CLARKE JR	677	677	0
CANDACE DOVERSPIKE & AARON DOVERSPIKE JT TEN	694	694	0
CANDICE JO BOHL & RANDY SCOTT BOHL JT TEN	673	673	0
CANDIS MIXON	1380	1380	0
CANDYCE COHEN	694	694	0
CANIT SAUMA	8,107	8,107	0
CAPELOTO FAMILY TRUST OF 1995 (45)	2,688	2,688	0
CARA LYNN THIBAULT	4,761	4,761	0
CAREY KENDALL & ALIX A KENDALL JT TEN	674	674	0
CARL AMDOR	680	680	0
CARL AND DONNA ROSE LIVING TRUST UAD 2021-10-21 (46)	2,706	2,706	0
CARL BOJA	2,710	2,710	0
CARL BOYDEN WRIGHT	673	673	0
CARL COMEAU	2072	2072	0
CARL D BENEDICT	1,394	1,394	0
CARL EDWARD GRIFFITHS	677	677	0
CARL GREGORY LAUER	13,709	13,709	0
CARL J VANDERPUTTEN	681	681	0
CARL JOHN KASPARI	14,912	14,912	0
CARL KEVIN WONG	676	676	0
CARL LIBARDONI	1,387	1,387	0
CARL MIRANDA	1,360	1,360	0
CARL RAMSBERGER & ERICA RAMSBERGER JT TEN	673	673	0
CARL ROBERT DEMUSZ	1385	1385	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
CARL SCHANEY & ADRIENNE SCHANEY JT TEN	273,826	273,826	0
CARL SMITS & TRUDY SMITS JT TEN	677	677	0
CARL VANDOMMELEN	675	675	0
CARL W ROMSTADT	2,064	2,064	0
CARL WAYNE CHILDRESS*	670	670	0
CARL WAYNE TIPS	6,144	6,144	0
CARL WILLIAM ENGSTROM	2,713	2,713	0
CARL WILLIAM FITZ	676	676	0
CARL WILLIAM FITZ & KAYE KAHRE FITZ JT TEN	696	696	0
CARL WILTON ADAMS JR	1,392	1,392	0
CARLA FRANCO	2,030	2,030	0
CARLEA HURST HAHN	2,035	2,035	0
CARLO ALLOCCA	674	674	0
CARLOS ALBERTO ROJAS	4,106	4,106	0
CARLOS JOSE GONZALEZ & LINDA JO GONZALEZ JT TEN	2,688	2,688	0
CARLOS JOSEPH GUIDRY	13,558	13,558	0
CARLOS SAMLUT & MARILYN SAMLUT JT TEN	1,398	1,398	0
CARLOTTA ROTMAN	688	688	0
CARLSON T STEWART	1,392	1,392	0
CARMELA ZABUSKY & NORMAN H ZABUSKY JT TEN	678	678	0
CARMEN NOSCHESE	673	673	0
CAROL A LEWIS	702	702	0
CAROL A TRACY	67,293	67,293	0
CAROL ANN FRANKS	1,346	1,346	0
CAROL ANN FRANKS & BILL DEWEY FRANKS JT TEN	2,778	2,778	0
CAROL ANN MERKEL	1,375	1,375	0
CAROL ANN PHILLIPS	2,695	2,695	0
CAROL BEHR	674	674	0
CAROL CASHION	673	673	0
CAROL E NICK	1,403	1,403	0
CAROL GUEDRY	672	672	0
CAROL J KUHN & MARK R KUHN JT TEN	681	681	0
CAROL JEANNE MEDOF	1384	1384	0
CAROL LEAH WESTFALL & JOHN HENRY WESRFALL JT TEN	678	678	0
CAROL LYNN CHASE	676	676	0
CAROL LYNNE CANDIANO	4,766	4,766	0
CAROL PINANA TRUST (47)	4,107	4,107	0
CAROLE CALDWELL	1,357	1,357	0
CAROLE KING MOSS	5,369	5,369	0
CAROLE S SCALISE	1,366	1,366	0
CAROLE TREVINO & FERNANDO TREVINO JT TEN	678	678	0
CAROLE WILLIAMSON WADE	13,906	13,906	0
CAROLYN A KOOKEN	1,348	1,348	0
CAROLYN CORRY BROWNE & JAMES N BROWNE JT TEN	2,077	2,077	0
CAROLYN D BAYLESS	1378	1378	0
CAROLYN DURANT DURANT*	671	671	0
CAROLYN GRANEY	27,562	27,562	0
CAROLYN HARDING & ANDREW HARDING JT TEN	1,346	1,346	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
CAROLYN HUBER	1,353	1,353	0
CAROLYN J REEVES	3,387	3,387	0
CAROLYN KAMINSKY	673	673	0
CAROLYN KAMINSKY & STEPHEN GEORGE KAMINSKY JT TEN	685	685	0
CAROLYN KAPSIMALIS	6,788	6,788	0
CAROLYN LANDIS	681	681	0
CAROLYN LOUISE JENKINS & WILLIAM JENKINS JT TEN	671	671	0
CAROLYN PENZO	688	688	0
CAROLYN SUE BEHRMAN	672	672	0
CAROLYN SUE ORENSTEIN	3447	3447	0
CAROLYNE ANN FOX & GEORGE EDWARD FOX JT TEN	3,392	3,392	0
CARON A MASUCCI	2,059	2,059	0
CARRIE RUSSELL	1,394	1,394	0
CARROLL D GARKIE	13,441	13,441	0
CARROLL L BOUDREAUX	6,783	6,783	0
CARY BRETT BERMAN	1,357	1,357	0
CARY RHODES	2,706	2,706	0
CARY TREFF	2,706	2,706	0
CARYN L BORLAND & MICHAEL A BORLAND JT TEN	274,542	274,542	0
CASANDRA L GOODWIN-SHAWVER	1,351	1,351	0
CASEY FAMILY REVOCABLE TRUST (48)	17,114	17,114	0
CATHERINE ANN FEENEY	3,369	3,369	0
CATHERINE ANN SHANZ-RODRIGUEZ & JOHN BAUER JT TEN	13,512	13,512	0
CATHERINE CLAIRE PEKIN	2,695	2,695	0
CATHERINE COLLINSWORTH	4,104	4,104	0
CATHERINE L. PETTNER & DAVE W PETTNER JT TEN	2,733	2,733	0
CATHY A CARILLI	6,935	6,935	0
CATHY KITTNER GARNER	680	680	0
CATHY MALLORY	3,374	3,374	0
CATHY S COUCH	1,384	1,384	0
CECELIA POOL	2,035	2,035	0
CECIL C SOUTHERN, III	2062	2062	0
CECILE S HERMAN & DENNIS A HERMAN JT TEN	9,700	9,700	0
CENTRAL BANK CUSTODIAN FBO GEOFF J GERMANE ROTH IRA (49)	121,128	121,128	0
CENTRAL BANK CUSTODIAN FBO MARTIN ORR ROTH IRA (50)	2,720	2,720	0
CESAR MARTIN SILVA* & AMADA SILVA JT TEN	671	671	0
CESARIO ESTEBAN URESTE	700	700	0
CHAD COOPER	1,357	1,357	0
CHAD JEREMEY RYAN	5,397	5,397	0
CHAD MAOLA	2058	2058	0
CHAD PERRY & KATIE PERRY JT TEN	1,344	1,344	0
CHAD WAYNE HAHN & KIMBERLY HAHN JT TEN	13,817	13,817	0
CHANDRASEKHAR GOGU	13593	13593	0
CHANNELL T. LIBBEY*	675	675	0
CHARL DANIEL CILLIE	1,394	1,394	0
CHARLENE COURIS & JAMES COURIS JT TEN	1,346	1,346	0
CHARLES A FREY	2,706	2,706	0
CHARLES ANTHONY RUTLEDGE	1,353	1,353	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
CHARLES ANTHONY VICKERY & STACEY DAVIS VICKERY JT TEN	2,692	2,692	0
CHARLES B VAN BENSCHOTEN	1,362	1,362	0
CHARLES BARNEY PIMENTEL*	674	674	0
CHARLES BLEX & MEGGIN BLEX JT TEN	1,353	1,353	0
CHARLES BRUNO CONSTANZI	2049	2049	0
CHARLES BRYAN HICKMAN	702	702	0
CHARLES CLAYTON CARTER*	2,019	2,019	0
CHARLES CONNORS & MARY CONNORS JT TEN	3,405	3,405	0
CHARLES CRULL MOLLARD & PATRICIA MOLLARD JT TEN	1,366	1,366	0
CHARLES CUYULIS	1,342	1,342	0
CHARLES D BURNS & KRISTINA BURNS JT TEN	6,756	6,756	0
CHARLES D CATANIA	692	692	0
CHARLES D CATANIA & JUDY C CATANIA JT TEN	676	676	0
CHARLES D NORTH*	670	670	0
CHARLES DANIEL HOLMES & CATHY RENEE HOLMES JT TEN	3,501	3,501	0
CHARLES DAVID AMATA	1,398	1,398	0
CHARLES DAVID CHITTENDEN & ANN DOUGLAS CHITTENDEN JT TEN	677	677	0
CHARLES DEGAND & JANICE DEGAND JT TEN	13,539	13,539	0
CHARLES DENNIS SHOCKLEY	695	695	0
CHARLES DONALDSON & CATHERINE DONALDSON JT TEN	13,566	13,566	0
CHARLES DUDLEY WARNER	1,346	1,346	0
CHARLES E BOSWELL IV	678	678	0
CHARLES E WILLIAMS	1383	1383	0
CHARLES EDWARD MCCABE & MARILYN T. MCCABE JT TEN	3,389	3,389	0
CHARLES EDWARD SOLAK	3,433	3,433	0
CHARLES F WILLIAMS	674	674	0
CHARLES G. STRAND & LINDA G. STRAND JT TEN	26,917	26,917	0
CHARLES GALON & MARGARET GALON JT TEN	2,748	2,748	0
CHARLES GARLAND II	13,642	13,642	0
CHARLES GEE RAY	1380	1380	0
CHARLES GLASSMAN	1372	1372	0
CHARLES GLENN DORR & HEATHER ANN DORR JT TEN	2,713	2,713	0
CHARLES H ALEXANDER	1348	1348	0
CHARLES H DICKSON	14,804	14,804	0
CHARLES HWANG	33,915	33,915	0
CHARLES J MATAYA	2,810	2,810	0
CHARLES JEFFREY HESTER & AMY LENZ HESTER JT TEN	40,662	40,662	0
CHARLES JOHN ARVO	2,083	2,083	0
CHARLES JOHN HARBIN & LYNNE ANN HARBIN JT TEN	2,729	2,729	0
CHARLES JOHN HENDRICKSON	2,702	2,702	0
CHARLES JOSEPH DEVIRGILIO	1,387	1,387	0
CHARLES KEITH RENFRO	5,398	5,398	0
CHARLES KIRBY	702	702	0
CHARLES LELAND PAGE & LISA M PAGE JT TEN	676	676	0
CHARLES LEONARD FEITEL & SHERRY M FEITEL JT TEN	13,512	13,512	0
CHARLES MARTIN KLOSTERMAN	691	691	0
CHARLES MICHAEL SINGLETON	6,747	6,747	0
CHARLES MOORE SOLOMON JR	2,086	2,086	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
CHARLES MOWERY	1,360	1,360	0
CHARLES PETERS	680	680	0
CHARLES R BROWN	34,489	34,489	0
CHARLES R OWENS	673	673	0
CHARLES R PATTERSON	2,086	2,086	0
CHARLES R ROTANTE	13,530	13,530	0
NORTH BAY DRYWALL, INC. PROFIT SHARING PLAN & TRUST (51)	68,009	68,009	0
CHARLES RALPH GERTH & BARBARA JANISSE GERTH JT TEN	3,461	3,461	0
BREWER FAMILY TRUST UAD 2007-04-20 (52)	6,944	6,944	0
CHARLES RAYMOND BREY & CHARLENE ANN BREY JT TEN	678	678	0
CHARLES RICHARD RANDALL	688	688	0
CHARLES RICHARD YOST	702	702	0
CHARLES RICHARD YOST & MARSHA YOST JT TEN	688	688	0
CHARLES ROBERT BACON	680	680	0
CHARLES ROBERT KESSLER	1,357	1,357	0
CHARLES ROBERT OLAF	2063	2063	0
CHARLES ROBERT RENDALL	7,002	7,002	0
CHARLES RONALD MAASS & MARILYN C MAASS JT TEN	678	678	0
CHARLES ROSS ACHESON	6,799	6,799	0
CHARLES S RICEVUTO JR. & PATRICIA A RICEVUTO JT TEN	4,129	4,129	0
CHARLES S STONE	2730	2730	0
CHARLES SCHUDMAK	5474	5474	0
CHARLES SCHUHMACHER	1,376	1,376	0
CHARLES SCHWAB & CO. FBO MICHAEL DER MANOUEL JR. CONTRIBUTORY IRA (53)	13,530	13,530	0
CHARLES SHIH YU	1,357	1,357	0
CHARLES SPECIALE	1,353	1,353	0
CHARLES SPENCER TAFT	2078	2078	0
CHARLES STANLEY GERSTENECKER	700	700	0
CHARLES STRATTON MICALE & TERESA MARIE MICALE JT TEN	3,418	3,418	0
CHARLES THOMAS KEYTON JR & MARIA D KEYTON JT TEN	4,055	4,055	0
CHARLES TUROK & LINDA TUROK JT TEN	1,357	1,357	0
CHARLES VERNON COLE	1,351	1,351	0
CHARLES VERNON COLE & MARY THERESA COLE JT TEN	2,707	2,707	0
CHARLES W KRAUSE & LORRAINE KRAUSE JT TEN	1,373	1,373	0
CHARLES W MCFARLAND	1,376	1,376	0
CHARLES WESLEY YOUNTS	1,369	1,369	0
CHARLES WILIIAM MOCK	2,043	2,043	0
CHARLES WILLIAM DAY	677	677	0
CHARLES WILLIAM FLUME	2,758	2,758	0
CHARLES WOLL	1358	1358	0
CHARLIE CARLTON SEWARD	1,342	1,342	0
CHARLOTTE P SALISBURY	1,405	1,405	0
CHARLOTTE SCHULLER	702	702	0
CHEN-WEI SHEN*	4,055	4,055	0
CHERI FISCHER	2076	2076	0
CHERI SMITH BLANCHARD & JAMES BLANCHARD JT TEN	1,344	1,344	0
CHERIE MARCIA ROTTEVEEL & LEONARD WILLIAM ROTTEVEEL JT TEN	2,713	2,713	0
CHERIE SIVAK	695	695	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
CHERRIL LANGE	3,392	3,392	0
CHERYL A WILSON LIVING TRUST (54)	3,392	3,392	0
CHERYL ANN JONES	677	677	0
CHERYL ANN STARK	678	678	0
CHERYL COTTON & ARTHUR COTTON, III JT TEN	1,349	1,349	0
CHERYL D WALKER REVOCABLE TRUST UAD 2009-07-18 (55)	694	694	0
CHERYL KAY LIVINGSTON	671	671	0
CHERYL L JACKSON	695	695	0
CHERYL ZAVALANI	673	673	0
CHESTER OLSZEWSKI & MAUREEN OLSZEWSKI JT TEN	676	676	0
CHESTER WYNN	1345	1345	0
CHETAN NADGONDE	6,711	6,711	0
CHIC ARTHUR AREY	1,346	1,346	0
CHING KELLY YIP	4,046	4,046	0
CHING KELLY YIP & YAUHO CHOI JT TEN	699	699	0
CHINTAN PATEL	2,059	2,059	0
CHLOE BONNIVERE TEXEIRA	6,846	6,846	0
CHRIS ALAN BYLER	673	673	0
CHRIS ALLAN LUA	1,403	1,403	0
CHRIS BERARDI BERARDI	4,761	4,761	0
CHRIS BORING	2,024	2,024	0
CHRIS CAPPUCCILLI	163,759	163,759	0
CHRIS COOK & DEIDRE DUNCAN COOK JT TEN	1,400	1,400	0
CHRIS D RIGGLE & PATRICIA ANN RIGGLE JT TEN	1383	1383	0
CHRIS DAVID HATHAWAY	1355	1355	0
CHRIS DRAKE	699	699	0
CHRIS DUNBAR	672	672	0
CHRIS H PALMER	1395	1395	0
CHRIS JEGLINSKI & ALISA TROISE JT TEN	2,726	2,726	0
CHRIS JENNINGS & ROXANNE JENNINGS JT TEN	1,366	1,366	0
CHRIS JOHNSTON	2,778	2,778	0
CHRIS MCCRATE	1,394	1,394	0
CHRIS OLSEN	1,398	1,398	0
CHRIS R. MEDEIROS & CHRISTINA D. MEDEIROS JT TEN	4,886	4,886	0
CHRIS S MARSHALL	1,353	1,353	0
CHRIS SULLIVANT	673	673	0
CHRIS WHERRY & KATHLEEN WHERRY JT TEN	677	677	0
CHRISTIAN P BISHOP	1,384	1,384	0
CHRISTIAN THEODORE DAVID*	1346	1346	0
CHRISTINA DEPRANN	2,021	2,021	0
CHRISTINE A SCULTI	684	684	0
CHRISTINE E WAITS & CHRISTOPHER G WAITS JT TEN	678	678	0
CHRISTINE ELLEN GILL & WILLIAM DENNIS GILL JT TEN	2,066	2,066	0
CHRISTINE J FARINO	1,353	1,353	0
CHRISTINE LEICHTAMER STRINGER & WINFRED HILLERY STRINGER JT TEN	699	699	0
CHRISTINE S MCALLEN	2,753	2,753	0
CHRISTINE S MCALLEN & MICHAEL MCALLEN JT TEN	1,396	1,396	0
CHRISTINE WELLS & ANTHONY WELLS JT TEN	677	677	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
CHRISTOPER SHANE JONES	2,756	2,756	0
CHRISTOPHER A BRANN	702	702	0
CHRISTOPHER A DUNN	2,695	2,695	0
CHRISTOPHER A. KNOWLES	697	697	0
CHRISTOPHER ANDREW GRIJALVA	3,374	3,374	0
CHRISTOPHER ANTHONY JUDD	1355	1355	0
CHRISTOPHER BALLANTE	1,376	1,376	0
CHRISTOPHER BANKER	1348	1348	0
CHRISTOPHER BRIAN OGNEK	1,362	1,362	0
CHRISTOPHER CARROLL PRATER*	1,348	1,348	0
CHRISTOPHER CHAFFEE	673	673	0
CHRISTOPHER DAVID HEKIMIAN	1,405	1,405	0
CHRISTOPHER DAVIS	702	702	0
CHRISTOPHER DISERAFINO	692	692	0
CHRISTOPHER E KOOB	2,083	2,083	0
CHRISTOPHER E. BASCH	13,566	13,566	0
CHRISTOPHER FRANKLIN BIGGE	1342	1342	0
CHRISTOPHER G. WERFEL TRUST DATED JANUARY 26, 2005 (56)	5,413	5,413	0
CHRISTOPHER GALLI	2,030	2,030	0
CHRISTOPHER GERARD MCCANN	674	674	0
CHRISTOPHER GORDON KAISER*	1,351	1,351	0
CHRISTOPHER H KOCHENSPARGER	17,069	17,069	0
CHRISTOPHER H MORGAN	1,344	1,344	0
CHRISTOPHER J KING & ELLEN V KING JT TEN	1350	1350	0
CHRISTOPHER J KOBETITSCH	676	676	0
CHRISTOPHER J PIAZZA	6,801	6,801	0
CHRISTOPHER JACKSON & SUSAN OH JT TEN	684	684	0
CHRISTOPHER JAMES YAX	2,107	2,107	0
CHRISTOPHER JAY HOEXUM	2,781	2,781	0
CHRISTOPHER JOHN DIAMOND	696	696	0
CHRISTOPHER JON CORNYN	1,362	1,362	0
CHRISTOPHER JOSEPH COLIZZI	1,349	1,349	0
CHRISTOPHER JOSEPH VIEIRA	1,344	1,344	0
CHRISTOPHER JOSEPH VIEIRA & THERESA MARIE VIEIRA JT TEN	1,348	1,348	0
CHRISTOPHER KAUZLARIC	694	694	0
CHRISTOPHER LAWRENCE VANCE & CYNTHIA KAPPER VANCE JT TEN	1,353	1,353	0
CHRISTOPHER MURPHY	1,349	1,349	0
CHRISTOPHER P SHORT	6,720	6,720	0
CHRISTOPHER P SHORT & JOANNE SHORT JT TEN	13,942	13,942	0
CHRISTOPHER PAUL CIFARELLI	2,761	2,761	0
CHRISTOPHER PAUL GANTHER	13,673	13,673	0
CHRISTOPHER PAUL GEHRINGER	2,097	2,097	0
CHRISTOPHER REBELO NUNES	1,369	1,369	0
CHRISTOPHER SASVILLE & KATHLEEN SASVILLE JT TEN	2,738	2,738	0
CHRISTOPHER STEVEN OTKA	3,482	3,482	0
CHRISTOPHER T SISLER	2,719	2,719	0
CHRISTOPHER THOMAS MCNULTY	1,398	1,398	0
CHRISTOPHER W. PORTER* FAMILY TRUST (57)	6,738	6,738	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
CHRISTOPHER WHITE	1,346	1,346	0
CHRISTOPHER WILLIAM PAYNE	2720	2720	0
CHRISTOPHER WU	20,349	20,349	0
CHRISTOPHER WU & AMANDA WU JT TEN	13,978	13,978	0
CHRISTY PERKINS HARDIN	2,801	2,801	0
CHRPSTOPHER HAITZ	2,056	2,056	0
CHUCK A PIGEON & LINDA R PIGEON JT TEN	2,692	2,692	0
CHUCK BLANKS	2034	2034	0
CHUCK MIX	1,382	1,382	0
CIERRA SHARI’ OGLESBY	681	681	0
CINDIE BORDELEAU YOUNG & BRUCE W YOUNG JT TEN	1,360	1,360	0
CINDY DARLENE ECHOLS & CHARLES SCOTT ECHOLS JT TEN	6,815	6,815	0
CINDY S SCOTT	6,765	6,765	0
CINDY STOKLEY & JAMES STOKLEY JT TEN	1,353	1,353	0
CLAIRE LYNN MASON	2,030	2,030	0
CLAIRE PRIEST & JEFFREY PRIEST JT TEN	673	673	0
CLAPPS LANDING LLC (58)	13,673	13,673	0
CLARENCE ALEXANDER WILSON III	11,440	11,440	0
CLARENCE H JONES	677	677	0
CLARENCE H JONES & SUSAN R JONES JT TEN	678	678	0
CLARENCE SWEARNGAN & TYRONE RICHARD BARTZ JT TEN	676	676	0
CLARISSA HENDERSON & JAMES HENDERSON JT TEN	2,781	2,781	0
CLARK T THIEL	702	702	0
CLARK WHEATLEY	673	673	0
CLARKE PATRICK NELSON	1,348	1,348	0
CLAUDE A WILLIAMS & MARLA J WILLIAMS JT TEN	3,400	3,400	0
CLAUDE STEVEN PRINGLE	1,396	1,396	0
CLAUDE SU & SUSAN AEGER SU JT TEN	2,054	2,054	0
CLAUDE V JAMESON & JOLENE JAMESON JT TEN	3,365	3,365	0
CLAUDIA ANN FLINT	13,673	13,673	0
CLAUDIA ET KLEEFELD TRUST (59)	2,100	2,100	0
CLAUDIA JANE COTTON	1371	1371	0
CLAUDIA SHEA REID	1,346	1,346	0
CLAUDIO MASSIMO BALESTRA	2039	2039	0
CLAY MICHAEL ARDOIN	1,351	1,351	0
CLAYTON DERWOOD PASLAY & MERRY LOUISE BUSHONG-PASLAY REVOCABLE LIVING TRUST (60)	6,777	6,777	0
CLEO WILLIAMS	1348	1348	0
CLIFF BLOOM	6,859	6,859	0
CLIFF MOSCO & MARY C MOSCO JT TEN	13,727	13,727	0
CLIFFORD A YOUNG	677	677	0
CLIFFORD FRANK ENTREKIN	4,092	4,092	0
CLIFFORD J FRIEDMAN	2,692	2,692	0
CLIFFORD L. DEEDS	677	677	0
CLIFFORD L. DEEDS & OSVELIA G DEEDS JT TEN	699	699	0
CLIFFORD MARK KITTEN	2,724	2,724	0
CLIFFORD N GUILBEAU REVOCABLE LIVING TRUST UAD 2022-10-09 (61)	676	676	0
CLIFFORD POLLAY	1,376	1,376	0
CLIFFORD RAY MOORE JR & CATHERINE MONACO MOORE JT TEN	673	673	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
CLIFFORD SHANNON BARNEY	1357	1357	0
CLINT ANDREW MENKE	674	674	0
CLOVIS R HALE & JUDY GARLAND HALE JT TEN	2,735	2,735	0
CLYDE B CRANDALL & JANICE R CRANDALL JT TEN	1,373	1,373	0
CLYDE LAJOYE	3,383	3,383	0
CLYDE PAUL HYMEL & SARA SEWELL HYMEL JT TEN	1398	1398	0
CMS EAST ACQUISITION CORP (62)	3,374	3,374	0
COATES LIVING TRUST (63)	1,375	1,375	0
COBY T EASTERWOOD	1390	1390	0
CODY STEVEN SCACE	1,383	1,383	0
COHEN TRUST (64)	681	681	0
COLBY WHEELER	1,351	1,351	0
COLLEEN GENDRON	1,400	1,400	0
COLLEEN WALKER	697	697	0
COLLIN JOSEPH JOTZ & MICHELLE R JOTZ JT TEN	4,032	4,032	0
COLOMAN DE HEGEDUS	3,383	3,383	0
COLVEN E CAUDELL III & DANA MICHELLE CAUDELL JT TEN	1,344	1,344	0
COMPLETE PROPERTY MANAGEMENT & INVESTMENT REALTY INC CASH BALANCE (65)	2,040	2,040	0
CONG LIU	2,027	2,027	0
CONNIE J NEIMAN LINDMIER	1,341	1,341	0
CONNIE MORAN & THOMAS M MORAN JT TEN	676	676	0
CONNIE STAINBROOK	1346	1346	0
CONOR SWEENEY	1,405	1,405	0
CONSTANTINE JOHN FROUSSAKIS	1,348	1,348	0
CONYERS INVESTMENTS LLC (66)	23,045,352	23,045,352	0
COOKIE DEMEUSY	2,025	2,025	0
CORAL REEF PARTNERS (67)	1340	1340	0
CORBY RYAN LEACH & KELLY LYNN LEACH JT TEN	694	694	0
COREY BRASEL	2063	2063	0
CORINA GRUNOW & THOMAS GRUNOW JT TEN	2,810	2,810	0
CORINNE ANN GROSS & JERRY EVAN GROSS JT TEN	1,371	1,371	0
CORL WILLIAM LEACH	684	684	0
CORL WILLIAM LEACH & HOA THILY PHAN JT TEN	684	684	0
CORNELL VANGOR & DIANA VANGOR JT TEN	1,405	1,405	0
CORRINNE DEE MANNING	2,011	2,011	0
CORTRIGHT PACKER SANDSTROM	1,375	1,375	0
CORY M FAUCHEUX	1,373	1,373	0
CORY MILLER	1,400	1,400	0
CORY SHAWN STRICKLAND	677	677	0
COSMAS STEVEN GEORGILAKIS FAMILY TRUST (68)	13,620	13,620	0
COURTNEY CAUDILL	3,441	3,441	0
CRAIG ALAN CURTNER	2030	2030	0
CRAIG ALLAN JOHN SCHOMP & CARA COLELLA SCHOMP JT TEN	2,762	2,762	0
CRAIG ALLEN CROXTON & KATHLEEN CLAIRE CROXTON JT TEN	677	677	0
CRAIG ALLEN DAVIS	686	686	0
CRAIG BROWN & DARLA BROWN JT TEN	13,494	13,494	0
CRAIG BUSHON	702	702	0
CRAIG CHASE CHANCE & DEBRA ARLENE CHANCE JT TEN	674	674	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
CRAIG COHEN	6,738	6,738	0
CRAIG EATON	10,094	10,094	0
CRAIG ELLIOTT GRUNDMAN & XIN FANG GRUNDMAN JT TEN	2,715	2,715	0
CRAIG FREEDMAN	17,117	17,117	0
CRAIG GUY GOODMAN	6,711	6,711	0
CRAIG J SPERLING	702	702	0
CRAIG JAY PLAHN	2059	2059	0
CRAIG JOSEPH HELM & MICHELLE K. HELM JT TEN	6,729	6,729	0
CRAIG K OPEL & JANICE RENE OPEL JT TEN	673	673	0
CRAIG LYNN CORNWALL	13,423	13,423	0
CRAIG M COLLINS	1,376	1,376	0
CRAIG M. DAVIS & LESLIE WILLIAMS DAVIS JT TEN	3,481	3,481	0
CRAIG MICHAEL FREEMAN	4,111	4,111	0
CRAIG PUTNAM	675	675	0
CRAIG SALZMAN	2739	2739	0
CRAIG STEELE MILLER	1,346	1,346	0
CRAIG STELTON	681	681	0
CRAIG STEVEN BOETTCHER	1,398	1,398	0
CRAIG STEVEN JONES	2,688	2,688	0
CRAIG TINDALL & DEE TINDALL JT TEN	2,699	2,699	0
CRAIG WILLIAM VIEHWEG	1,394	1,394	0
CRAWFORD EARL ATKINS & TERESA RUTH ATKINS JT TEN	1,342	1,342	0
CRISTA ANNE CURTIS	1,392	1,392	0
CRISTINE ANNE BECKWITH	680	680	0
CRISTINE BRIGUGLIO	671	671	0
CSABA PAP	20,238	20,238	0
CURT ALBERT BENSINGER	671	671	0
CURT ELLEMAN	677	677	0
CURT JOHNSON AND PEGGY SUE JOHNSON TRUST (69)	1,398	1,398	0
CURTIS ALAN GESKE	1,392	1,392	0
CURTIS ARTHUR RAMSEY & MILLIE O RAMSEY JT TEN	688	688	0
CURTIS C SCHMITT	2,692	2,692	0
CURTIS J STEPHENS*	3,365	3,365	0
CURTIS JEROME CROSBY	3,383	3,383	0
CURTIS LEROY BRAINARD & SUSAN ELAINE BRAINARD JT TEN	674	674	0
CURTIS LONGO	673	673	0
CURTIS STEVEN SAUER & SUSAN MARIE SAUER JT TEN	685	685	0
CURTIS TRUST (70)	694	694	0
CURTIS WHIPPLE & CONNIE WHIPPLE JT TEN	3,365	3,365	0
CYNDY L. LOMBARDI	6,765	6,765	0
CYNTHIA BUSE	670	670	0
CYNTHIA J STREID	1,357	1,357	0
CYNTHIA KAY JONES & JOSEOH L. JONES JT TEN	6,738	6,738	0
CYNTHIA MCINTEER PUCHALLA	5,405	5,405	0
CYNTHIA PALMER LYNCH	673	673	0
CYNTHIA PLATT POOLE	3,360	3,360	0
CYNTHIA ZAPP* & JASON C ZAPP JT TEN	1348	1348	0
CYRUS B KAPADIA & MARIA A KAPADIA JT TEN	677	677	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
CYRUS SCOTT KUMP II	675	675	0
DALE ALAN ROBERTS	13,441	13,441	0
DALE ANDREW SLEDGE	1,357	1,357	0
DALE ANN DORSEY & TIM DORSEY JT TEN	672	672	0
DALE ANTHONY BAKER	10,107	10,107	0
DALE ARMSTRONG & VIVIAN ARMSTRONG JT TEN	2,706	2,706	0
DALE EDWARD GIBONEY & KRISTEN E GIBONEY JT TEN	1,351	1,351	0
DALE EDWARD ROBINSON	2,763	2,763	0
DALE G WILLIAMS & MARY ANN WILLIAMS JT TEN	4,059	4,059	0
DALE J BUNKERS	1,403	1,403	0
DALE L. HAYNES	678	678	0
DALE LEE VANDERSCHELDEN	673	673	0
DALE LEE WILLHITE	677	677	0
DALE MORRISON	691	691	0
DALE MORTENSON	3,374	3,374	0
DALE ROGER BIESTER*	672	672	0
DALE ROGER BIESTER* & KATHLEEN BIESTER JT TEN	2,024	2,024	0
DALE SWISS	1399	1399	0
DALE ZIMMER	2,742	2,742	0
DALLAS JEFFREY MERCHANT	6,890	6,890	0
DALTON B DONALDSON & SUSANNAH PURVIS DONALDSON JT TEN	3,400	3,400	0
DAMIAN CARACCIOLO	1357	1357	0
DAMIAN KARAS	1,348	1,348	0
DAMON L VAN TUYL	1,346	1,346	0
DAN A MELHASE	1,351	1,351	0
DAN ALAN CAMPHAUSEN	2,763	2,763	0
DAN BROWN	3,432	3,432	0
DAN F SCUPIN & PATRICIA E SCUPIN JT TEN	2,801	2,801	0
DAN JOSEPH MAURICE & ELIZABETH DELA TORRE JT TEN	4,073	4,073	0
DAN KOCH	1,342	1,342	0
DAN MICHAEL SPENGLER	2,091	2,091	0
DAN N DIAMOND	6,750	6,750	0
DAN RAY DALTON	702	702	0
DAN S DUNCAN	6,944	6,944	0
DAN SHOTWELL	1,357	1,357	0
DAN W CONLEY	2,051	2,051	0
DAN W SNYDER	4,709	4,709	0
DANA ALAN CAMPBELL & KAREN CAMPBELL JT TEN	698	698	0
DANA CAROL GRABOVETZ	9,603	9,603	0
DANA IVERSON-LUCHINI	1,376	1,376	0
DANA L MINOT & GARY P MINOT JT TEN	678	678	0
DANA MICHELLE ALBURY & TIMOTHY ALBURY JT TEN	691	691	0
DANE CAMERON THOMAS	6,711	6,711	0
DANE E O’BRIEN	8,107	8,107	0
DANIEL A CALDERON & NANCY H CALDERON JT TEN	2,035	2,035	0
DANIEL A MOORE	6,983	6,983	0
DANIEL A RUBANO JR & DONNA MARIE RUBANO JT TEN	1,348	1,348	0
DANIEL AND AMY KELLY REVOCABLE TRUST (71)	20,268	20,268	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DANIEL B BURNS	2,030	2,030	0
DANIEL BAKER	678	678	0
DANIEL BASEZ	2,713	2,713	0
DANIEL BASEZ & MARIA MARTA BASEZ JT TEN	2,796	2,796	0
DANIEL CHUN & KIMBERLEY CHUN JT TEN	14,951	14,951	0
DANIEL CLARK	1,391	1,391	0
DANIEL CLARK BOLLINGER	676	676	0
DANIEL CLARK EIDSMOE	1370	1370	0
DANIEL CONVERSE	2,753	2,753	0
DANIEL D COTTON	673	673	0
DANIEL D PARKER	1,346	1,346	0
DANIEL DESFOSSES	2,789	2,789	0
DANIEL DONALD JAEGER	1,342	1,342	0
DANIEL EICHHORN	3,418	3,418	0
DANIEL FRANCIS HEFFERNEN & CHERYL ANN HEFFERNEN JT TEN	678	678	0
DANIEL GOLDSMITH	2,026	2,026	0
DANIEL GREGORY RETZKE	4,048	4,048	0
DANIEL HARPAZ	6,881	6,881	0
DANIEL HAY & CARRIE HAY JT TEN	1,387	1,387	0
DANIEL HENRI WEISHEIT	1,357	1,357	0
DANIEL HENRI WEISHEIT & DEBORAH W WEISHEIT JT TEN	1,369	1,369	0
DANIEL HOWARD MURRAY	2079	2079	0
DANIEL J BARTELUCE	3,352	3,352	0
DANIEL J KELLY & JANET L KELLY JT TEN	8,075	8,075	0
DANIEL J SMITH	700	700	0
DANIEL JACOB KUBICZ	1388	1388	0
DANIEL JAMES BRABENDER	672	672	0
DANIEL JAY COHN	678	678	0
DANIEL JAY COHN & KATHLEEN COHN JT TEN	1,357	1,357	0
DANIEL JAY PHILLIPS	1,348	1,348	0
DANIEL JESSE TAIFER & HOLLY TAIFER JT TEN	2,796	2,796	0
DANIEL JOHN ROCKWELL	692	692	0
DANIEL JOHN WALZ	702	702	0
DANIEL JOSEPH RAUB & LINDA RAE RAUB JT TEN	2,723	2,723	0
DANIEL KALEKY	1,353	1,353	0
DANIEL KALEKY & PAMELA KALEKY JT TEN	2,720	2,720	0
DANIEL L MAHN	671	671	0
DANIEL L. BAKER, JR AND MARGIE M. BAKER REVOCABLE TRUST OF 1999 (72)	2,713	2,713	0
DANIEL LAWRENCE MILLER	2,758	2,758	0
DANIEL LEE BERNERT	3401	3401	0
DANIEL LEE FLAKE & KATHLEEN NEDRA CONRAD JT TEN	680	680	0
DANIEL LOUIS BERNARDI	2090	2090	0
DANIEL LOUIS JUPE	13,772	13,772	0
DANIEL M VINSON & LINDA E VINSON JT TEN	2,692	2,692	0
DANIEL MAKANA OKUA EDWARDS & KIMBERLY ANN EDWARDS JT TEN	694	694	0
DANIEL MARK LARSON	1,405	1,405	0
DANIEL MARTIN	673	673	0
DANIEL MARTING	2,720	2,720	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DANIEL MAURICE PICARD	2029	2029	0
DANIEL NICOLAS & SUSAN NICOLAS JT TEN	2734	2734	0
DANIEL NIEVES	1,357	1,357	0
DANIEL OWEN PALMER	1387	1387	0
DANIEL P BARBIERO	674	674	0
DANIEL PARADISE	6,944	6,944	0
DANIEL PATRICK LISTON	678	678	0
DANIEL PAUL IVERSON	2,056	2,056	0
DANIEL R ZEBARTH	692	692	0
DANIEL RAPPAPORT & CHRISTINE LYNN RAPPAPORT JT TEN	1,346	1,346	0
DANIEL RICHARD THOMAS	1,357	1,357	0
DANIEL RICHARD VAN VLEET & ERIN DURAND HOLLIS JT TEN	2,702	2,702	0
DANIEL ROBERT MCGINNIS	702	702	0
DANIEL ROBERT SCHWEBKE	677	677	0
DANIEL RUDD	1387	1387	0
DANIEL RUSS	2,726	2,726	0
DANIEL S HUNTINGTON	13,495	13,495	0
DANIEL SCHNEIDER	2,035	2,035	0
DANIEL SHALOM	13,656	13,656	0
DANIEL SILVANUS SLOCUM & MARLYS SLOCUM JT TEN	1,344	1,344	0
DANIEL STEPHEN AYRES	17,405	17,405	0
DANIEL WAYNE FAIRBURN	2,105	2,105	0
DANIEL WILLIAM LOBB	1,346	1,346	0
DANIEL WILLMER & INEZ FERRACO JT TEN	691	691	0
DANIELL INVESTMENTS INC. (73)	537,259	537,259	0
DANIIL POLISHCHUK & NATALIA POLISHCHUK JT TEN	1,351	1,351	0
DANNI DRISCOLL	688	688	0
DANNY CLAYTON LEWIS	8,290	8,290	0
DANNY EVARO	2702	2702	0
DANNY M ROBINSON	3,475	3,475	0
DANNY RAY VUNCANNON	2,059	2,059	0
DANNY RAY VUNCANNON & KIMBRETTE Y VUNCANNON JT TEN	2,081	2,081	0
DANTE M PERRICO IRREV TRUST (74)	694	694	0
DANTE P PIZZUTI*	1,348	1,348	0
DANUEL SINGER	678	678	0
DANUTA M SAWICKY & EUGENE M SAWICKY JT TEN	6,850	6,850	0
DAPHNE HALL KOENIGSBERG	10,451	10,451	0
DARALYN CONTE	674	674	0
DARIO CIPRIANI	3,432	3,432	0
DARLENE A NEWMAN	2,699	2,699	0
DARLENE NELSEN & THERON NELSEN JT TEN	2,720	2,720	0
DAROLD WEIDMAN	2,706	2,706	0
DARREL HERRIGES & BEVANN HERRIGES JT TEN	1,360	1,360	0
DARREL TALKEN & KATHY TALKEN JT TEN	1,353	1,353	0
DARRELL THOMAS CHICHESTER	702	702	0
DARREN ANTHONY TIGER	2,086	2,086	0
DARREN CLIFFORD*	4,059	4,059	0
DARREN DOHERTY	2,706	2,706	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DARREN KEITH ABE	2,715	2,715	0
DARREN L. DEMERS	672	672	0
DARREN LEE MEEKS & HEATHER MEEKS JT TEN	1343	1343	0
DARREN OLIVER & SARA LOU OLIVER JT TEN	3,441	3,441	0
DARRYL BOWMAN	1,405	1,405	0
DARRYL LLOYD WORTHAM	2,044	2,044	0
DARWIN DRAIN & MARIE DRAIN JT TEN	2,027	2,027	0
DARWIN JEFFREY BROWNE	1,384	1,384	0
DARWIN JEFFREY BROWNE & INGRID ARIAS JT TEN	2,100	2,100	0
DARYL BOICH	16,759	16,759	0
DARYL RUDOLF PETERSON & ANDREA LYNN PETERSON JT TEN	1,346	1,346	0
DARYL SCOTT GUTHREY & LYNN E. GUTHREY JT TEN	1347	1347	0
DARYOUSH DAVID JAVAHERI	4,059	4,059	0
DASHIELL SHANNAHAN & JOYCE SHANNAHAN JT TEN	1,369	1,369	0
DAVE CZEKAJ	6,869	6,869	0
DAVE HENDRIE	702	702	0
DAVE ROYER & HOPE ROYER JT TEN	1,344	1,344	0
DAVE SAWCZYN	698	698	0
DAVENDRA LAL	680	680	0
DAVID A DOYLE	673	673	0
DAVID A DOYLE & JILLEVELYN BERGER JT TEN	697	697	0
DAVID A EISSMAN & KATHLEEN I EISSMAN JT TEN	6,735	6,735	0
DAVID A FOLEY & DEBRA A FOLEY JT TEN	2,735	2,735	0
DAVID A GOODMAN & AMY J GOODMAN JT TEN	1,357	1,357	0
DAVID A SCHOENING & ALLISON D SCHOENING JT TEN	1,375	1,375	0
DAVID A VELHO	1350	1350	0
DAVID A WILLIAMS	1379	1379	0
DAVID A. B. HYDE LIVING TRUST (75)	1,357	1,357	0
DAVID A. JACOBS	671	671	0
DAVID A. STEINBARTH	3,413	3,413	0
DAVID AGUILERA & DEIRDRE AGUILERA JT TEN	681	681	0
DAVID ALAN REICHMAN	1344	1344	0
DAVID ALAN WELTMAN & KELLY A WILSON JT TEN	1,400	1,400	0
DAVID ALEXANDER BULGER & JUDITH ANN BULGER JT TEN	2,692	2,692	0
DAVID ALLEN ALTEMUS & DEBRA ALTEMUS JT TEN	685	685	0
DAVID ALLEN CLARK	3,455	3,455	0
DAVID ALLEN HARGRAVE & SALLY ANN HARGRAVE JT TEN	13,459	13,459	0
DAVID ALPHONSO HECTOR	1,367	1,367	0
DAVID ALPHONSO HECTOR & JANEL SUSAN HECTOR JT TEN	2,746	2,746	0
DAVID ANDERSON & SAUNDRA ANDERSON JT TEN	688	688	0
DAVID ANDREW POWELL	14,311	14,311	0
DAVID ARNOLD KAPLAN	6819	6819	0
DAVID ARTHUR SCHEFFER	1359	1359	0
DAVID ARTHUR VIS & NANCY R VIS JT TEN	2,720	2,720	0
DAVID AUSTIN WEAVER	674	674	0
DAVID AXE	678	678	0
DAVID B BERARDI	2,027	2,027	0
DAVID B HOFF & LAURA J HOFF JT TEN	1,348	1,348	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DAVID B KELTER TRUST (76)	2078	2078	0
DAVID B THOMAS	702	702	0
DAVID B TURCOTTE	2,716	2,716	0
DAVID BAKHMUTSKY	1,360	1,360	0
DAVID BENEDICT LAZURE	2,702	2,702	0
DAVID BERK	13,620	13,620	0
DAVID BOHRER	3,481	3,481	0
DAVID BRIGHT	1,357	1,357	0
DAVID BRUCE SMITH	696	696	0
DAVID BUCHINGER	2,072	2,072	0
DAVID C BICKTA & CRYSTAL L BICKTA JT TEN	684	684	0
DAVID C SCHWENDEMAN AND DARLA L SCHWENDEMAN REVOCABLE TRUST (77)	1384	1384	0
DAVID CAMPBELL MORRISON	6,819	6,819	0
DAVID CARL MURRAY	4,743	4,743	0
DAVID CARTER	2,733	2,733	0
DAVID CHAPIN	1,403	1,403	0
DAVID CHARLES ROSE	1,398	1,398	0
DAVID CHATHAM RIDDELL	676	676	0
DAVID CIGLAR & LAURIE A CIGLAR JT TEN	1381	1381	0
DAVID CLACHER	2072	2072	0
DAVID COLBURN	1404	1404	0
DAVID COLONNELLO & JOANNE COLONNELLO JT TEN	699	699	0
DAVID CORNING	697	697	0
DAVID COVANY	692	692	0
DAVID CRULL	2,706	2,706	0
DAVID CRUZ & MARIA ELENA CRUZ JT TEN	3,481	3,481	0
DAVID DALE WAGEMAN	692	692	0
DAVID DANA & CATHLEEN DANA JT TEN	674	674	0
DAVID DANIEL MEYER	6,806	6,806	0
DAVID DONALDSON	6,842	6,842	0
DAVID DOUGLAS REYNOLDS	10,242	10,242	0
DAVID DUANE BLEICH	1350	1350	0
DAVID E GALICKI & LILLIAN M GALICKI JT TEN	2,054	2,054	0
DAVID E GLASSMAN & MICHELLE GLASSMAN JT TEN	672	672	0
DAVID E LANCE & CYNTHIA S LANCE JT TEN	1,348	1,348	0
DAVID E WAGNER	671	671	0
DAVID EDGAR	672	672	0
DAVID EDWARD TAMAS	20,610	20,610	0
DAVID EHMIG	2,702	2,702	0
DAVID ELLIOTT & KAREN ELLIOTT JT TEN	1,353	1,353	0
DAVID ELLIS PIRTLE & CONNIE J PIRTLE JT TEN	700	700	0
DAVID ELLSWORTH DICK	7,679	7,679	0
DAVID EUGENE GRANDON	8,394	8,394	0
DAVID FATKA & JANICE FATKA JT TEN	1,344	1,344	0
DAVID FIELDS & PATTI FIELDS JT TEN	1,389	1,389	0
DAVID FREDERIC GASKELL	54,740	54,740	0
DAVID G BROWN	2,064	2,064	0
DAVID G CORBETT	673	673	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DAVID G KOPISCHKE	702	702	0
DAVID G VILLARI & JEANNE M VILLARI JT TEN	47,777	47,777	0
DAVID G WALKER	696	696	0
DAVID GARTH LEEPER & SUSAN MILLER LEEPER JT TEN	1,353	1,353	0
DAVID GENE BRUNS	6,816	6,816	0
DAVID GENE CLARK	1,346	1,346	0
DAVID GEORGE OLSON	1,349	1,349	0
DAVID GILL	5420	5420	0
DAVID GOSS	6,783	6,783	0
DAVID H BOWLBY	5,448	5,448	0
DAVID H HAMBLETT & DARLENE HAMBLETT JT TEN	1386	1386	0
DAVID H KRAMER & MARTHA M KRAMER JT TEN	2,040	2,040	0
DAVID H MASSEY	1,392	1,392	0
DAVID HAMILTON MACDONALD	6,765	6,765	0
DAVID HARRY SOULE & BIANCA STANESCU JT TEN	2,706	2,706	0
DAVID HEIDEMAN & MARTHA HEIDEMAN JT TEN	1,371	1,371	0
DAVID HOWARD BLUSTEIN & LESLIE D BLUSTEIN JT TEN	1,346	1,346	0
DAVID IANNONE	699	699	0
DAVID INSARDI	1354	1354	0
DAVID IRVING OTT	2,021	2,021	0
DAVID J GROSSE	25132	25132	0
DAVID J PICINICH	688	688	0
DAVID J RITZ & JOANN RITZ JT TEN	2,100	2,100	0
DAVID J WENDELL	1,405	1,405	0
DAVID J. THOMPSON	3,378	3,378	0
DAVID JAMES CONNER	6,837	6,837	0
DAVID JAMES HAMMES*	1349	1349	0
DAVID JOHN CHECKI	3,512	3,512	0
DAVID JOHN DONNELL SR & MARY DONNELL JT TEN	699	699	0
DAVID JOHN TWEARDY	1,398	1,398	0
DAVID JOSEPH WANNER	1360	1360	0
DAVID JOSEPH WATSON	1384	1384	0
DAVID K ARMSTRONG	1,366	1,366	0
DAVID K ARMSTRONG & LISA D ARMSTRONG JT TEN	1356	1356	0
DAVID KELLY REYNOLDS	1,346	1,346	0
DAVID KENT CHRISTENSEN	1,400	1,400	0
DAVID KENT MOUW & CARA LYNN MOUW JT TEN	1,346	1,346	0
DAVID KNAPP & KIMBERLY KNAPP JT TEN	6,711	6,711	0
DAVID KOSS & WILMA KOSS JT TEN	2,035	2,035	0
DAVID AND APRIL KRYGOWSKI REV TRUST (78)	700	700	0
DAVID KUNZ	702	702	0
DAVID L HOSLER	4,070	4,070	0
DAVID L WEAVER	1,387	1,387	0
DAVID LAWRENCE REUTHINGER & GEORGEANNE REUTHINGER JT TEN	1,398	1,398	0
DAVID LEE	4,044	4,044	0
DAVID LEE BERGSMA	683	683	0
DAVID LEE DOHERTY	68,522	68,522	0
DAVID LEE EDGE	6,729	6,729	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DAVID LEE SCHLOTTERBECK & GENELL ANN SCHLOTTERBECK JT TEN	13,530	13,530	0
DAVID LEIS	1,353	1,353	0
DAVID LEON FURIA*	2,708	2,708	0
DAVID LORDI	1,348	1,348	0
DAVID LOREN BURG & JULIE ROBIN BURG JT TEN	3,414	3,414	0
DAVID LORMAND	13,494	13,494	0
DAVID M MEADOWS	6,989	6,989	0
DAVID M SCHEINMAN & SARA SCHEINMAN JT TEN	2,097	2,097	0
DAVID M WADE & KIMBERLY JAMES JT TEN	3,383	3,383	0
DAVID MALISH	3,383	3,383	0
DAVID MARC ESACK	677	677	0
DAVID MARK NIENHUIS	2,027	2,027	0
DAVID MARSHALL	2,035	2,035	0
DAVID MATTHEW HAGERTY & VICKI LYNN HAGERTY JT TEN	1,351	1,351	0
DAVID MCINTOSH AND IDA MCINTOSH JT TEN	1,398	1,398	0
DAVID MEZZAPELLE	694	694	0
DAVID MEZZAPELLE & MARITZA AVILES JT TEN	698	698	0
DAVID MICHAEL ANTHONY	691	691	0
DAVID MICHAEL EISCHENS	2072	2072	0
DAVID MILLER	685	685	0
DAVID N WILLIAMS & NANCY LEE ROSE WILLIAMS JT TEN	1393	1393	0
DAVID NEMETH	3,423	3,423	0
DAVID NULPH	2,702	2,702	0
DAVID O PUTNAM	674	674	0
DAVID O PUTNAM & JULIE L PUTNAM JT TEN	1,366	1,366	0
DAVID ODUM & JUDY ODUM JT TEN	4,817	4,817	0
DAVID OSCAR OAKESON & LESLEE OAKESON JT TEN	5,555	5,555	0
DAVID P ADRAGNA	1,392	1,392	0
DAVID P FAUTLEY & JANET SELLERS FAUTLEY JT TEN	687	687	0
DAVID P KOZICKI	2,773	2,773	0
DAVID P SOLOMON	2,726	2,726	0
DAVID PAUL HUBBELL	20,370	20,370	0
DAVID PAUL MONTANARI*	4,099	4,099	0
DAVID PERAKIS & TAMARA PERAKIS JT TEN	2,688	2,688	0
DAVID PETER NUGENT	4101	4101	0
DAVID PORTER	1368	1368	0
DAVID R AWBERY	700	700	0
DAVID R CZARNECKI & ROSEMARY CZARNECKI JT TEN	8,140	8,140	0
DAVID R SMITH	13,494	13,494	0
DAVID R WEBBER	4,153	4,153	0
DAVID RAY	3,378	3,378	0
DAVID RAY BRANDAU & DONNA JEANNE BRANDAU JT TEN	680	680	0
DAVID RAYMOND NATEMAN	6,908	6,908	0
DAVID RICHARD PHILLIPS	673	673	0
DAVID ROBERT BLACK & BARBARA L BLACK JT TEN	2,796	2,796	0
DAVID ROEHRIG & ANGEL ROEHRIG JT TEN	700	700	0
DAVID ROLAND ENRICO	14,003	14,003	0
DAVID ROLLER MEDLEY	6,765	6,765	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DAVID ROSS POWELL & JILL CARTER POWELL JT TEN	3,383	3,383	0
DAVID ROY PIERCE & KATHY PIERCE JT TEN	6,917	6,917	0
DAVID RUSSELL STOPSEN & KAREN RENEE STOPSEN JT TEN	1,363	1,363	0
DAVID RUTKOFF	700	700	0
DAVID RYNGLER	1,346	1,346	0
DAVID S. CHENG	1,405	1,405	0
DAVID SAFIER	702	702	0
DAVID SAMPUGNARO	1,353	1,353	0
DAVID SCOTT BRENNER	1,396	1,396	0
DAVID SCOTTI	1,398	1,398	0
DAVID SEAN KEHOE	2,107	2,107	0
DAVID SEILER & HELENA SEILER JT TEN	700	700	0
DAVID SELLAR	1,405	1,405	0
DAVID SIDNEY FORWARD	1,400	1,400	0
DAVID SIDNEY JASCOB	692	692	0
DAVID SKALKA & ROSEMARY SKALKA JT TEN	1,357	1,357	0
DAVID SMILONICH	1,346	1,346	0
DAVID SOLDAN	681	681	0
DAVID SONDHEIMER	13,530	13,530	0
DAVID SPAULDING	1,357	1,357	0
DAVID STEPHEN WARICKA & VALERIE IRIS WARICKA JT TEN	1,373	1,373	0
DAVID TONKIN & BEATRICE TONKIN JT TEN	1,369	1,369	0
DAVID TOOLEY	673	673	0
DAVID TOWERY	6796	6796	0
DAVID TROTTA	1,346	1,346	0
DAVID V KRAUS & BRENDA S KRAUS JT TEN	6,747	6,747	0
DAVID VIRGLE VARNER	5,496	5,496	0
DAVID W CHIKOS	1,351	1,351	0
DAVID W COE & KATHERINE L COE JT TEN	2028	2028	0
DAVID W EDGE	2,778	2,778	0
DAVID W PARSONS & MARY WHITEHEAD PARSONS JT TEN	4,043	4,043	0
DAVID W RENFREW & DEBORAH RENFREW JT TEN	674	674	0
DAVID W ROTOLO	27,231	27,231	0
DAVID W VICTOR	673	673	0
DAVID W WOOLKALIS	2,713	2,713	0
DAVID WARREN BOUCHER	1,400	1,400	0
DAVID WARREN KNIGHTS	702	702	0
DAVID WARREN VANCURA	702	702	0
DAVID WAYNE HICKSON	688	688	0
DAVID WAYNE JONES	2,806	2,806	0
DAVID WAYNE SOVIL	6,815	6,815	0
DAVID WAYNE TURNER	5,538	5,538	0
DAVID WESLEY BOONE	9,548	9,548	0
DAVID WILLIAM LUZAN	702	702	0
DAVID WILLINGHAM & SUSAN WILLINGHAM JT TEN	1,392	1,392	0
DAVID WYMAN WALKER & VIRGINIA LEWIS WALKER JT TEN	2,027	2,027	0
DAVID ZINK	674	674	0
DAVIN P RIERA	2,693	2,693	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DAVIS OGDEN CLAPP	3,481	3,481	0
DAVIS OGDEN CLAPP & BUA MAE CLAPP JT TEN	3,414	3,414	0
DAWN ARLENE DAMART & STANLEY D JENSEN JT TEN	671	671	0
DAWN FRANCES OLIVERI & FREDERICK J SCHROEDER JT TEN	697	697	0
DAWN M DUNCAN & THEODORE JOHN KOOY JT TEN	680	680	0
DAWN MARIE VOELKER & JOHN MATTHEW VOELKER JT TEN	1,369	1,369	0
DEAN A MAINARDI & GRAZYNA OSTASZEWSKA-MAINARDI JT TEN	700	700	0
DEAN ARNOLD ANDERSON	2,692	2,692	0
DEAN BERNING	2,753	2,753	0
DEAN COLYER & RHONDA COLYER JT TEN	3,392	3,392	0
DEAN DECARLO	5,556	5,556	0
DEAN E KROUT	1,371	1,371	0
DEAN GREGORY GIANARKIS & DENISE E GIANARKIS JT TEN	675	675	0
DEAN J VIGLIANO	1,396	1,396	0
DEAN JAMES ANGERAMI	2,753	2,753	0
DEAN JERRY GEORGATOS & DEBBIE TODD GEORGATOS JT TEN	2,702	2,702	0
DEAN KENT KOSAKA	20,940	20,940	0
DEAN LINKO	681	681	0
DEAN LONG CORNWELL	2,801	2,801	0
DEAN ORMSBY TORRENCE	3,365	3,365	0
DEAN RUSSELL WILLIAMS	3,505	3,505	0
DEAN W PARSELL	3,446	3,446	0
DEAN WILLIAM GOLDBECK	674	674	0
DEANNA ANTOVICH	4,027	4,027	0
DEANNA D VINCIGUERRA	674	674	0
DEANNA GAY STARR & EDWARD PAUL STARR JT TEN	677	677	0
DEANNAH MANGIONE	13,727	13,727	0
DEBBIE KENDLE BANISTER & PAUL DAVID BANISTER JT TEN	1,367	1,367	0
DEBBY KISS	1,369	1,369	0
DEBIE MCCART COBLE & ANTHONY DALE COBLE JT TEN	677	677	0
DEBORAH A SPUGNA	677	677	0
DEBORAH ANN DUBACH	3,418	3,418	0
DEBORAH ANN HOPKINS	1,405	1,405	0
DEBORAH ANNE LUCHSINGER & JAMES ROBERT LUCHSINGER JT TEN	2,692	2,692	0
DEBORAH C (DEBBIE) KULLAS	684	684	0
DEBORAH CLAIRE JACKSON*	2052	2052	0
DEBORAH D VOTA	3,449	3,449	0
DEBORAH EDWARDS	3,378	3,378	0
DEBORAH J TOWER & JOHN W TOWER JT TEN	1,384	1,384	0
DEBORAH JENNINGS-CONNER	676	676	0
DEBORAH KATHERINE FLYNN	1,346	1,346	0
DEBORAH LEE WINGFIELD & LESTER RANDOLPH WINGFIELD JT TEN	696	696	0
DEBORAH PETERS & GIL PETERS JT TEN	2,704	2,704	0
DEBORAH W PROSTAK	1,389	1,389	0
DEBRA A KNIGHT	1,363	1,363	0
DEBRA CRAWFORD & RODGER CRAWFORD JT TEN	1,371	1,371	0
DEBRA FULMER SULLIVAN	3,383	3,383	0
DEBRA JEAN DEYO*	673	673	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DEBRA JEANNE BOLGER	676	676	0
DEBRA KAY BRENTZEL CUNNINGHAM	1,392	1,392	0
DEBRA LYNN HOOD & JOHN KENNEDY SMITH JT TEN	2,091	2,091	0
DEBRA LYNN LAKIN	2,688	2,688	0
DEBRA SLATNICK	6,788	6,788	0
DEDE DIANE YUENGER	702	702	0
DEE ANN HOLLEY	673	673	0
DEE HAMIL BYRD	698	698	0
DEE HAMIL BYRD & DIANNE JANE BYRD JT TEN	700	700	0
DEERAY WARDLE	1,363	1,363	0
DELANE EUGENE CLARK	680	680	0
DELBERT T DOYLE	1,346	1,346	0
DELMAR NEILL MCDANIEL	6,810	6,810	0
DELORES A HARRISON	1,346	1,346	0
DENIS FLEMING & SHELLEY FLEMING JT TEN	677	677	0
DENIS FRANCIS MAYER & CAROL LEE MAYER JT TEN	1,353	1,353	0
DENIS LAVOIE	672	672	0
DENISE ALEXANDER	702	702	0
DENISE ANN VAY & JOHN C JONES JT TEN	675	675	0
DENISE JOHNSON DAVIES DESIGNATED BENEFICARY PLAN TOD	6,837	6,837	0
DENISE MARIE MAHONEY	6,738	6,738	0
DENISE PADGETT	5,383	5,383	0
DENISE RENEE REED & PHILLIP LYNN REED JT TEN	2,788	2,788	0
DENISE TERESE MEDINA & HERMINIO LUIS MEDINA JT TEN	6,765	6,765	0
DENITA SCHREIER	1,349	1,349	0
DENNIS A WAY & LINDA F WAY JT TEN	688	688	0
DENNIS ALLEN TAYLOR	6,765	6,765	0
DENNIS BRENT & MACHELLA MILLER JT TEN	2,746	2,746	0
DENNIS C WILHELM AND CATHY A SHEPARD WILHELM REVOCABLE TRUST (79)	1,346	1,346	0
DENNIS CANTWELL*	4812	4812	0
DENNIS CHAMBERS	6,067	6,067	0
DENNIS CHARLES MCELRATH 2008 TRUST (80)	2,692	2,692	0
DENNIS CHARLES STEVENSON	698	698	0
DENNIS DALE RETHMEIER & JANICE CECILIA RETHMEIER JT TEN	677	677	0
DENNIS DANIEL DEY	3,374	3,374	0
DENNIS E BELL	673	673	0
DENNIS E DOWNES & MARILYN F DOWNES JT TEN	1,351	1,351	0
DENNIS E NOVIA	1,357	1,357	0
DENNIS G MAUSER	6,846	6,846	0
DENNIS GENE YODER & JANICE LYNN YODER JT TEN	676	676	0
DENNIS GLENN HOOPER	13,861	13,861	0
DENNIS GREENEWAY	2,059	2,059	0
DENNIS H DUFERN*	674	674	0
DENNIS H DUFERN* & CAROLE DUFERN JT TEN	694	694	0
DENNIS H STELTER	2,013	2,013	0
DENNIS HALL & LINDA HALL JT TEN	1,357	1,357	0
DENNIS HOWARD PADGETT	684	684	0
DENNIS J DWYER & ANNE J DWYER JT TEN	688	688	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DENNIS JAMES LEAHY	2,750	2,750	0
DENNIS JOHN DIBELLO & MARIA ELAINE DIBELLO JT TEN	1,384	1,384	0
DENNIS JOSEPH DEFELICE	1,362	1,362	0
DENNIS JOSEPH LESNICK & KAREN LEIGH LESNICK JT TEN	1,357	1,357	0
DENNIS KEMPEN	681	681	0
DENNIS KIRK	2,695	2,695	0
DENNIS KLEEMAN	1,396	1,396	0
DENNIS KUCZYNSKI	2,077	2,077	0
DENNIS KYLE HARDING	7701	7701	0
DENNIS L DEWITT & SARA E DEWITT FAMILY TRUST (81)	677	677	0
DENNIS LAPIN LAPIN	2024	2024	0
DENNIS LEE HOVEST	671	671	0
DENNIS LEE LANTRIP	6,783	6,783	0
DENNIS LEE VONDRELL & GINA DENISE VONDRELL JT TEN	673	673	0
DENNIS LEWIS	1,384	1,384	0
DENNIS MICHAEL MORRIS	1,360	1,360	0
DENNIS NAUGLE & ANN NAUGLE JT TEN	6,783	6,783	0
DENNIS NELSON BARKLEY & JEANETTE BARKLEY JT TEN	672	672	0
DENNIS P ARNOLD	699	699	0
DENNIS QUINN	673	673	0
DENNIS R KNEALE	702	702	0
DENNIS RAY LEWIS & CAROLYN ANN LEWIS JT TEN	1,353	1,353	0
DENNIS ROBERTS	1369	1369	0
DENNIS SUPPE*	4,745	4,745	0
DENNIS W. BELL	2,016	2,016	0
DENTON ERIC PETERS	681	681	0
DEON E. WELLS & PHYLLIS E WELLS JT TEN	6,747	6,747	0
DEREK BRUCE CSASZAR	1,403	1,403	0
DEREK JEROME GATEWOOD	671	671	0
DEREK MOURAD	702	702	0
DEREK ORRIN POLLOCK & CHANDA LAYNE POLLOCK JT TEN	676	676	0
DEREK PETERSON	691	691	0
DEREK PIERCE & TAMMY JUERGENS JT TEN	2,062	2,062	0
DEREK PYLE	18,348	18,348	0
DEROY WHITE & LISA WHITE JT TEN	1,349	1,349	0
DERRICK KEVIN BROWN	685	685	0
DERVILLA EITHNE MAURA GORDON	678	678	0
DESCANTE CAPITAL, LLC (82)	136,555	136,555	0
DESIGN WORKS (83)	3,353	3,353	0
DESIREE COLLUM	702	702	0
DESIREE MAGGIORA MILES	4,057	4,057	0
DETLEF STEVENSON	2090	2090	0
DETLEV HEINZ TISZAUER & BRIGITTE ADELHEID TISZAUER JT TEN	5,426	5,426	0
DEVIN SULLIVAN	677	677	0
DEVORAH LEA CASTOR	2060	2060	0
DEWEY MICHAEL FINCH	699	699	0
DHARMENDRA EKNATH AWASARMOL	12,205	12,205	0
DIAMOND JIM’S CLAYTON (84)	1,394	1,394	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DIAMOND PEAK TRUST UAD 2005-07-12 (85)	13,641	13,641	0
DIANA JOHANSON & GREG JOHANSON JT TEN	6,832	6,832	0
DIANA LOUISE WALL	702	702	0
DIANA MARIE CISZEK	1,346	1,346	0
DIANA R VANN	688	688	0
DIANE BLAKE COLBY & CRAIG TYLER COLBY JT TEN	700	700	0
DIANE DAI PETTIT	14,031	14,031	0
DIANE E BOURGEOIS	3,369	3,369	0
DIANE ELIZABETH MOREAU & DONALD ROGER MOREAU JT TEN	685	685	0
DIANE GERTRUDE FALKENBERG & HAROLD HOLGER FALKENBERG JT TEN	1,349	1,349	0
DIANE J FRANKEL LIVING TRUST UAD 1993-04-12 (86)	2,708	2,708	0
DIANE LOUISE PITCOCK	1,346	1,346	0
DIANE MAIN & WILLIAM MAIN JT TEN	677	677	0
DIANE WILDMAN TR DIANE WILDMAN IRREV STOCK (87) TRUST	694	694	0
DIANE WOLYNIEC* & ROBERT WOLYNIEC JT TEN	1,348	1,348	0
DIANNA RUTH JONES & DAVID WAYNE JONES JT TEN	1,373	1,373	0
DIANNE ELLEN WAGNER ROBAK	700	700	0
DIANNE LIEBRADER	1,403	1,403	0
DIANNE LOU GABEL	3,494	3,494	0
DICK MORRIS	674	674	0
DILJIT GULATI	13,530	13,530	0
DILJIT GULATI & PHYLLIS GULATI JT TEN	13,978	13,978	0
DIMITRIA STACY ROBERTS	694	694	0
DIMITRIOS KIRTOPOULOS	2,044	2,044	0
DINA L YOUNG	1,369	1,369	0
DINA ROVERE	3,392	3,392	0
DINESH K GUPTA & ARAM K GUPTA JT TEN	1,382	1,382	0
DINESH K GUPTA & JANE GUPTA JT TEN	2072	2072	0
DING YUAN	27,043	27,043	0
DIPAK M PATEL	6,846	6,846	0
DIRK DAENINCK	2,713	2,713	0
DISTINCT RESTORATIONS, LLC (88)	1,403	1,403	0
DOLLY N MALEK	678	678	0
DOLORES BOWERS & JAMES BOWERS JT TEN	6,747	6,747	0
DOLORES RADCLIFFE	671	671	0
DOMENIC FRANCIS PERRIELLO	3,360	3,360	0
DOMENICO TALLERICO	681	681	0
DOMINIC J PASTA & MICHELE S PASTA JT TEN	677	677	0
DOMINIC STRUG	2,751	2,751	0
DOMINICK GAUDIOSO	3,383	3,383	0
DON ARTHUR JACOBSON	3,383	3,383	0
DON E DEMORAN	1,346	1,346	0
DON E HUHN	2,796	2,796	0
DON GEORGE NAGAI	683	683	0
DON JAMES DELP & ANN DELP JT TEN	700	700	0
DON L WELTZIEN AND KRISTINE A WELTZIEN REV TRUST UAD 2003-03-26 (89)	4,086	4,086	0
DON PEDERSEN	3,360	3,360	0
DON PROULX	1,376	1,376	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DON PROULX & GINA PROULX JT TEN	1,391	1,391	0
DONALD A HOUK	698	698	0
DONALD A OBERLAG	677	677	0
DONALD ALLEN GATZKE & ANITA LOUISE HOLADAY JT TEN	1,384	1,384	0
DONALD ANDERSEN & KIMBERLY ANDERSEN JT TEN	673	673	0
DONALD ANDREW ATKINSON	2,744	2,744	0
DONALD ANTHONY NOAKES & HEIDI ENDER NOAKES JT TEN	1,400	1,400	0
DONALD BOYD SYKES	2,767	2,767	0
DONALD BRADSHAW & AMANDA BRADSHAW JT TEN	2,720	2,720	0
DONALD BYRON ALEXANDER	1,349	1,349	0
DONALD C. AND WANDA DUNBAR REVOCABLE LIVING TRUST DTD 11/22/98 (90)	6,846	6,846	0
DONALD CAMPBELL	3435	3435	0
DONALD CHARLES DUNBAR	6,810	6,810	0
DONALD DANNEMAN & REBECCA DANNEMAN JT TEN	1,363	1,363	0
DONALD DAVID HASTY	17,114	17,114	0
DONALD DAVID HASTY & SHARON DENISE HASTY JT TEN	34,855	34,855	0
DONALD DETTS	2064	2064	0
DONALD E. BARROWS	683	683	0
DONALD F SINEX	48,062	48,062	0
DONALD F STEEPE	1,362	1,362	0
DONALD FRED GREENE	1,398	1,398	0
DONALD GIAMBALVO	2,753	2,753	0
DONALD GODWIN	3,365	3,365	0
DONALD GULCHER	702	702	0
DONALD HOLT JORDAN & LEETA SUE JORDAN JT TEN	678	678	0
DONALD I DILDINE	1368	1368	0
DONALD J BLAIR	1,342	1,342	0
DONALD J FARRIS	6,980	6,980	0
DONALD JAMES LEE & LORI ANN LEE JT TEN	678	678	0
DONALD JEFFERY BROWN	2,781	2,781	0
DONALD JOE SMITH	1,341	1,341	0
DONALD JOHN BENZ & MARY K BENZ JT TEN	673	673	0
DONALD JOSEPH ADAMS	1,348	1,348	0
DONALD JOSEPH JACKSON, SR.	2,020	2,020	0
DONALD JOSEPH LOFSTROM	683	683	0
DONALD K. SPRIGGS	1,363	1,363	0
DONALD K. TILLMAN	10,403	10,403	0
DONALD L SCHMIDT	674	674	0
DONALD LEE COFFIN	1,351	1,351	0
DONALD LEE NEITHINGER	1,396	1,396	0
DONALD LEVI	6,765	6,765	0
DONALD LUNEBURG	7,002	7,002	0
DONALD LYNN WILCOX	1384	1384	0
DONALD M FERGUSON	1,376	1,376	0
MACKO FAMILY TRUST (91)	1,376	1,376	0
DONALD MISCHKE	6,951	6,951	0
DONALD OWEN & SHEILA MCDONNELL JT TEN	2,027	2,027	0
DONALD P BRAUN	2,706	2,706	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DONALD P SHUBERT & KELLIE SHUBERT JT TEN	2,033	2,033	0
DONALD P WATERN	696	696	0
DONALD PATRICK ZWACH	4,138	4,138	0
DONALD PAUL GUTZMAN	3,407	3,407	0
DONALD QUINTIN	6,729	6,729	0
DONALD QUINTIN & MELINDA QUINTIN JT TEN	6,738	6,738	0
DONALD R DODGE	2,767	2,767	0
DONALD R KUSAK	1390	1390	0
DONALD ROBINS GLEASON	2768	2768	0
DONALD ROSS POWEL	1,371	1,371	0
DONALD S MAMCHUR	2,765	2,765	0
DONALD SCHULTZ & DONNA SCHULTZ JT TEN	2,713	2,713	0
DONALD SCOTT ROBERTS	1,348	1,348	0
DONALD T DELFRANCO	2,692	2,692	0
DONALD TROUTMAN	1,396	1,396	0
DONALD W RULE	3,400	3,400	0
DONALD W SCHOW & BECKY L SCHOW JT TEN	681	681	0
DONALD WALTER HEAGREN	680	680	0
DONALD WESLEY BRAKE	6180	6180	0
DONALD WILKES REESE	702	702	0
DONALD WOODROW KLINE II	1346	1346	0
DONALD ZAREMBA	702	702	0
DONEL CHARLES SMITH	686	686	0
DONNA EISELE IRREV STOCK TRUST (92)	694	694	0
DONNA H ROBB & JON M ROBB JT TEN	2,720	2,720	0
DONNA JANE JOHNSON	673	673	0
DONNA JEAN CARRICO	1,369	1,369	0
DONNA JURENA & WILLIAM JURENA JT TEN	9,649	9,649	0
DONNA L LOSCHIAVO & ANTHONY LOSCHIAVO JT TEN	672	672	0
DONNA LASKEY & CHARLES LASKEY JT TEN	699	699	0
DONNA LORAIN SNYDER & MICHAEL ROY SNYDER JT TEN	1344	1344	0
DONNA LYNN COLBURN	677	677	0
DONNA M WALKER	3,374	3,374	0
DONNA MARIE THOMPSON	2,706	2,706	0
DONNA NOLTE & ROY NOLTE JT TEN	2,083	2,083	0
DONNA SCHIFRIN	3,392	3,392	0
DONNA WANSER	3486	3486	0
DONNI COCHRAN	1343	1343	0
DONNY RAY BROWN	1,391	1,391	0
DORA JEAN COCHRAN & ROGER ENZO COCHRAN JT TEN	1,353	1,353	0
DOREE LEWAK	2,699	2,699	0
DORIS J JONES & JAMES R JONES JT TEN	3,436	3,436	0
DORIS JEAN JORDAN	6,815	6,815	0
DORIS PRIMICERIO REVOCABLE TRUST (93)	1,360	1,360	0
DORIS S LEE	1373	1373	0
DOROTHY JEAN DEWITT	7,614	7,614	0
DOROTHY M. MACHADO	4,838	4,838	0
DOROTHY MCCORKINDALE	1,367	1,367	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DOROTHY SPITZ*	672	672	0
DOUG ARNOLD	3,477	3,477	0
DOUG M RAYMER	678	678	0
DOUGLAS A DOWNING & JANET A DOWNING JT TEN	677	677	0
DOUGLAS A PENNYPACKER	678	678	0
DOUGLAS A. KNIGHT	1,351	1,351	0
DOUGLAS ABRAM CAHILL	6,783	6,783	0
DOUGLAS ALAN HOLMES	3,383	3,383	0
DOUGLAS ANDERSON & JACQUELINE ANDERSON JT TEN	1,348	1,348	0
DOUGLAS ARTHUR MCMILLEN	1391	1391	0
DOUGLAS BEIMFOHR	683	683	0
DOUGLAS BODINE	1,346	1,346	0
DOUGLAS C MOYER	3,508	3,508	0
DOUGLAS CHOKEY & BRENDA CHOKEY JT TEN	681	681	0
DOUGLAS CLARK DALY	680	680	0
DOUGLAS D FILBERT	4,107	4,107	0
DOUGLAS DANILUK	678	678	0
DOUGLAS DEMPSEY	1,396	1,396	0
DOUGLAS EUGENE FERLIN	681	681	0
DOUGLAS EUGENE MCCOY & VICKEY JOE MCCOY JT TEN	681	681	0
DOUGLAS F JOHNSON	13,673	13,673	0
DOUGLAS F. MYSLENSKI	2,751	2,751	0
DOUGLAS FREEDMAN & SHARON HAAS JT TEN	683	683	0
DOUGLAS GIBLEN	1,351	1,351	0
DOUGLAS J BARALO	3,414	3,414	0
DOUGLAS JOHN DIJOY & BIANCA TERESA DIJOY JT TEN	1,362	1,362	0
DOUGLAS JOHN VAN TIL	678	678	0
DOUGLAS KOHN	1,346	1,346	0
DOUGLAS L CAYLOR	2,713	2,713	0
DOUGLAS L. KIETA & JANET A. KIETA JT TEN	1,398	1,398	0
DOUGLAS LESLIE FRONIUS & MAE TOAN FRONIUS JT TEN	6,738	6,738	0
DOUGLAS LOWERY	673	673	0
DOUGLAS LUTHER	2,035	2,035	0
DOUGLAS MICHAEL GAY	1390	1390	0
DOUGLAS MICHAEL MUELLER	692	692	0
DOUGLAS MORGAN SCHLECHTE	702	702	0
DOUGLAS N NAVERSON & ELEANOR JANE NAVERSON TRUST (94)	6,962	6,962	0
DOUGLAS PALMER	1357	1357	0
DOUGLAS RANDALL NAY	1,383	1,383	0
DOUGLAS RAY ARNOLD	30,604	30,604	0
DOUGLAS RAYMOND KOLLBAUM	13,459	13,459	0
DOUGLAS REHM	2,738	2,738	0
DOUGLAS SCHWARZWAELDER	3,383	3,383	0
DOUGLAS TANG & CARA L TANG JT TEN	2,021	2,021	0
DOUGLAS TOWER BARRETT	1,353	1,353	0
DOUGLAS W ATHA & BARBARA J ATHA JT TEN	671	671	0
DOUGLAS WILLIAM MOORE	692	692	0
DOUGLAS WOLF & REBECCA WOLF JT TEN	2,692	2,692	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
DR BENNETT FRANKEL	677	677	0
DR. EDMUND C. GUYER AND JACQUELINE A. GUYER REVOCABLE TRUST (95)	1,366	1,366	0
DR. JOSEPH BWEK & JUDITH ANN BERK JT TEN	683	683	0
DRAGAN IVANCEVIC	2,065	2,065	0
DREW FORBES	1358	1358	0
DSW IRA LLC (96)	673	673	0
DUANE E DICK	13,626	13,626	0
DUANE ELLIOTT CANTEY	696	696	0
DUANE GEORGE REISS	27,623	27,623	0
DUANE J PUPP	2,016	2,016	0
DUANE JOSEPH SUMMA	684	684	0
DUANE L SHIELDS AND MARY ELLEN SHIELDS FAMILY TRUST (97)	6,810	6,810	0
DUANE OLSON CONTRIBUTORY ROTH IRA (98)	13,530	13,530	0
DUC-THANH VU	4,150	4,150	0
DUDLEY F STEENKAMP	14,031	14,031	0
DUN VALENTIN & JEFFREY VALENTIN JT TEN	678	678	0
DUNCAN MOWAT MCBEATH	1,369	1,369	0
DUNG Q DOAN & MONG HUYEN DOAN JT TEN	6,756	6,756	0
DUSTIN J PRALLE	4,846	4,846	0
DWAIN CARL EASLEY	2073	2073	0
DWANE CATES	6,933	6,933	0
DWIGHT GEORGE MOSIER & PAULA R MOSIER JT TEN	1,344	1,344	0
DWIGHT J EVELAND & MICHELLE A EVELAND JT TEN	2,064	2,064	0
DWIGHT MARION GILLEY	3,369	3,369	0
DWIGHT RANDALL CHATHAM	1,344	1,344	0
E DAVID SHARMAN & DORIS SHARMAN JT TEN	2022	2022	0
E LEE WARREN	2,695	2,695	0
E. L. & A. FRAILING LIVING TRUST (99)	4,741	4,741	0
EAMES TRUST (100)	1,351	1,351	0
EARL A GAGNON	1,357	1,357	0
EARL A MOTT & PATRICIA K MOTT JT TEN	1,346	1,346	0
EARL KENNETH HESS & BEVERLY ANNE HESS JT TEN	1,367	1,367	0
EARL LANG	2075	2075	0
EARL P EATON	3,412	3,412	0
EARL PRESTON EASTON	1,405	1,405	0
EARL PRESTON EASTON & LESIA LYNN EASTON JT TEN	696	696	0
EARL RIDEAU & MARINA RIDEAU JT TEN	3,494	3,494	0
EARNEST L SMITH	1,366	1,366	0
ED J KANTOR	1373	1373	0
ED P ANDERT	692	692	0
ED PAMER	695	695	0
ED PAMER & CHERYL PAMER JT TEN	698	698	0
ED SCHACK & ELLEN SCHACK JT TEN	688	688	0
ED STRICKLER	1,349	1,349	0
EDA JEWELL RENO & CHRIS M. SMITH JT TEN	6,828	6,828	0
EDDIE BURRELL	2,706	2,706	0
EDDIE HEINEMEIER	678	678	0
EDDIE KIRKWOOD & MARCIA KIRKWOOD JT TEN	674	674	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
EDDIE WARD	2062	2062	0
EDDIE WARD & TAFFY WARD JT TEN	700	700	0
EDDY BOUJAOUDE	2,706	2,706	0
EDGAR B PECK	1,351	1,351	0
EDGAR E GOMEZ LUGO & LISA ROSE LUGO JT TEN	6,989	6,989	0
EDGAR J JOHNSON	9,018	9,018	0
EDITH REED GIBBONS	687	687	0
EDMOND CLOUTIER & CAROL CLOUTIER JT TEN	4,048	4,048	0
EDMOND GHANDOUR	1,373	1,373	0
EDMUND C. BOESE	2,076	2,076	0
EDMUND JAY GOODWIN & MURIEL ALICE GOODWIN JT TEN	2,706	2,706	0
EDNA JINNETH BOONE & AARON TIMOTHY BOONE JT TEN	3,365	3,365	0
EDWARD A DENT	692	692	0
EDWARD A MATROSE	1,353	1,353	0
EDWARD A MATROSE & EVELYN D MATROSE JT TEN	1,375	1,375	0
EDWARD A RICE & DAWMARIE BOGUE JT TEN	3,417	3,417	0
EDWARD A. KALIN	702	702	0
EDWARD ALBERT MELVILLE	4,116	4,116	0
EDWARD ANTHONY ELLIS	694	694	0
EDWARD ANTHONY MOORE	7,025	7,025	0
EDWARD B BLAZEY	1,353	1,353	0
EDWARD B BUTCHER	4,048	4,048	0
EDWARD B SUTTON	673	673	0
EDWARD BRICE & DEBORAH BRICE JT TEN	6,815	6,815	0
EDWARD BRUCE LEINBACH	3,512	3,512	0
EDWARD C SHOBER & VIRGINIA E SHOBER JT TEN	3,369	3,369	0
EDWARD CABRERA	2,810	2,810	0
EDWARD CEGELSKI	6,729	6,729	0
EDWARD CHARLES STREMPEK	10386	10386	0
EDWARD DOOGAN	1,405	1,405	0
EDWARD E SCHLUMPF & MARY W SCHLUMPF JT TEN	1,357	1,357	0
EDWARD EARL DOOLIN	2,024	2,024	0
EDWARD FELLOWS & FREYDA FELLOWS JT TEN	678	678	0
EDWARD G WALKER & KAY E WALKER JT TEN	13,566	13,566	0
EDWARD GEORGE BLANDIN	2718	2718	0
EDWARD H. & DEBRA A. OFFERMAN LIVING TRUST (101)	1,382	1,382	0
EDWARD HAASE ABLES & LINDA ELIZABETH ABLES JT TEN	6,783	6,783	0
EDWARD HARRY DURYEA & ANGELA MARIA PATRICIA DURYEA JT TEN	3,365	3,365	0
EDWARD HOEHN & DOROTHY JANE HOEHN JT TEN	1,357	1,357	0
EDWARD HUANG	688	688	0
EDWARD J DEES, JR.	3,356	3,356	0
EDWARD J KASPER	678	678	0
EDWARD J MIKOL LIVING TRUST UAD 2021-11-18 (102)	4,209	4,209	0
EDWARD J PAVLU JR	1,351	1,351	0
EDWARD J RAPOSA & CATHERINE RAPOSA JT TEN	673	673	0
EDWARD J TRAWINSKI & DIANE F TRAWINSKI JT TEN	688	688	0
EDWARD JAMES BATOR	674	674	0
EDWARD JENNINGS DEES, JR. & DEES LEE DIANE JT TEN	3,369	3,369	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
EDWARD JOHN JEMIOLA	3,365	3,365	0
EDWARD JOHN PULSCHER	13,763	13,763	0
EDWARD JOHN QUINNAN III	702	702	0
EDWARD JOSEPH PENNELL	699	699	0
EDWARD JOSEPH QUANE	2,702	2,702	0
EDWARD KELLY	692	692	0
EDWARD LEE HOBBS	1,351	1,351	0
EDWARD LEE TERRY	26,953	26,953	0
EDWARD LOPEZ	2,767	2,767	0
EDWARD MCBURNEY & JANICE MCBURNEY JT TEN	2,742	2,742	0
EDWARD MENGHI	702	702	0
EDWARD MICHAEL LIVINGSTON	1,403	1,403	0
EDWARD N. ROBINSON TRUST (103)	6,962	6,962	0
EDWARD OLIVER MCNEIL	702	702	0
EDWARD PAUL CLIFFORD	2,724	2,724	0
EDWARD R LEUCHTNER	2711	2711	0
EDWARD R NANNO	4,038	4,038	0
EDWARD REPAS & DEBORAH ANN REPAS JT TEN	1,346	1,346	0
EDWARD ROBERT KENNEDY	676	676	0
EDWARD RUDOLPH BLUM	1,405	1,405	0
EDWARD S SULLIVAN & NANCY KILPATRICK SULLIVAN JT TEN	1,357	1,357	0
EDWARD SALZANO	1,369	1,369	0
EDWARD SAUCEDO	698	698	0
EDWARD SIERRA	673	673	0
EDWARD SPOTTEN*	673	673	0
EDWARD STEPHEN MARRONE & SUSAN LYNN IRISH JT TEN	13,606	13,606	0
EDWARD THOMAS BARANSKI & JOANN BARANSKI JT TEN	1,349	1,349	0
EDWARD VANCE VANDERPOOL AND JENNIFER LOUISE VANDERPOOL LIVING TRUST (104)	2738	2738	0
EDWARD W BELLOWS	688	688	0
EDWARD W WOODHEAD	2,770	2,770	0
EDWARD WEINSTEIN	674	674	0
EDWARD WILLIAM ST. VILLE	696	696	0
EDWIN A TRIPP	1,353	1,353	0
EDWIN ALBERT DECORA*	2,692	2,692	0
EDWIN AMIRKHANIAN & KYUSOOK AMIRKHANIAN JT TEN	3,374	3,374	0
EDWIN BEASLEY SHELTON	2699	2699	0
EDWIN BROOKS LORD & DOROTHY G LORD JT TEN	673	673	0
EDWIN BUEHNER	675	675	0
EDWIN J FEULNER REVOCABLE TRUST (105)	3,427	3,427	0
EDWIN R FORD	14,031	14,031	0
EDWIN RALPH HAWTHORNE & BARBARA ANN HAWTHORNE JT TEN	6,837	6,837	0
EDWIN T ATKIN	1,384	1,384	0
EDWINA ANN CHILDERS	1,353	1,353	0
EILEEN DALY	6,783	6,783	0
EILEEN EPSTEIN	1,346	1,346	0
EILEEN FLORENCE BURCHFIELD & BARNEY RAY BURCHFIELD JT TEN	700	700	0
EILEEN K LEONARD	3,365	3,365	0
EKWATORIA ENTERPRISES INC (106)	4,465,157	4,465,157	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ELAINE C HUNT ERVIN	4,038	4,038	0
ELAINE CHAN & JONATHAN CHAN JT TEN	6,772	6,772	0
ELAINE FRIEDLANDER	678	678	0
ELAINE JAUREGUIZAR	681	681	0
ELAINE JAUREGUIZAR & CARLOS JAUREGUIZAR JT TEN	700	700	0
ELAZER R. EDELMAN	3,356	3,356	0
ELEANOR CRITELLI	1,357	1,357	0
ELENA ALEJANDRE	1387	1387	0
ELEVATED STANDARDS CONTRACTING (107)	1,353	1,353	0
ELI BAKST	3,386	3,386	0
ELIE A KHEDER	1,398	1,398	0
ELIJAH EDWARD KNIGHT & MARCENIA KNIGHT JT TEN	678	678	0
ELISABETH HEISER & GLEN HEISER JT TEN	2,048	2,048	0
ELISE CARR	678	678	0
ELIZABETH A TEASLEY	1,392	1,392	0
ELIZABETH A. CASSTEVENS & DAVID M. CASSTEVENS JT TEN	674	674	0
ELIZABETH ANN KELLY & FREDRIC ARTHUR SPACKMAN JR JT TEN	673	673	0
ELIZABETH BECKER & RONALD BECKER JT TEN	677	677	0
ELIZABETH BERKOS	1382	1382	0
ELIZABETH DEAN DUNBAR & FRANK WRIGHT DUNBAR JT TEN	674	674	0
ELIZABETH DUFFY & SHAWN DUFFY JT TEN	2,692	2,692	0
ELIZABETH E BUDRECK & THOMAS J BUDRECK JT TEN	695	695	0
ELIZABETH HUBBARD & GEOFF HUBBARD JT TEN	683	683	0
ELIZABETH K ELWOOD & STEPHEN W SHEA JT TEN	694	694	0
ELIZABETH KUNSCH & JAMES KUNSCH JT TEN	1,357	1,357	0
ELIZABETH LEI	6,828	6,828	0
ELIZABETH MCCARTHY	702	702	0
ELIZABETH POGACSAS	2,788	2,788	0
ELIZABETH S SZMERGALSKI & PAUL C SZMERGALSKI JT TEN	1350	1350	0
ELIZABETH THOMPSON	2,701	2,701	0
ELLA BURMAN	673	673	0
ELLA OLIVER	678	678	0
ELLEN FOLEY WRIGHT & SALMON LUSK WRIGHT IV JT TEN	674	674	0
ELLEN MARIE FRITCH	672	672	0
ELLEN MARIE NELSON	2,763	2,763	0
ELLEN MARLENE CAMPION & PATRICK EDWARD CAMPION JT TEN	1,346	1,346	0
ELLEN S DURRENCE	2,767	2,767	0
ELLIOT L KAPLAN	677	677	0
ELLIOT V RAJ REVOCABLE TRUST UAD 2013-03-02 (108)	54,156	54,156	0
ELLIOTT C NELMS	10,288	10,288	0
ELLIOTT D COOK	6,738	6,738	0
ELLIOTT MARCUS ODOM JR	5,559	5,559	0
ELLIS BOXLEY DIGGS	1,400	1,400	0
ELLIS ORRELL ATKINSON III	2760	2760	0
ELLIS WHEELER & CAROL WHEELER JT TEN	9,584	9,584	0
ELMA BETH SNIPES	1,357	1,357	0
ELOISE VISCUSO & JOSEPH VISCUSO JT TEN	4,111	4,111	0
ELTON RAY BEAUCHAMP & SHERRY LYNN BEAUCHAMP JT TEN	699	699	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
EMANUEL IONESCU & MIHAELA IONESCU JT TEN	3,392	3,392	0
EMANUELE A MANGIAFICO	6,785	6,785	0
EMANUELE A MANGIAFICO			0
EMERSON STUART THOMASON	2,731	2,731	0
EMIDIO MORIZIO	13,503	13,503	0
EMIL RONALD KOWALEWSKI	674	674	0
EMILY ANNE PACE	2,699	2,699	0
EMILY TOY*	677	677	0
EMMA ELIZABETH RECHENBERG	1,346	1,346	0
EMMANUEL A DEMENAGAS	2,692	2,692	0
EMMETT O’HARE & DORIS O’HARE JT TEN	1,351	1,351	0
EMMI A MIERAS	1,394	1,394	0
ENDER J. QUINONES	1,392	1,392	0
ENRICO NOVELLI	677	677	0
ENRIQUE JOAQUIN LANZ	2,801	2,801	0
EQUITY TRUST COMPANY CUSTODIAN FBO HAROLD L SCHLEGEL (109)	673	673	0
EQUITY TRUST COMPANY CUSTODIAN FBO ROBERT DECKER, IRA FBO ROBERT DECKER (110)	2,064	2,064	0
EQUITY TRUST COMPANY FBO EDWIN A SISSON (111)	1,391	1,391	0
ERBIN CUSTOM HOMES LLC. (112)	672	672	0
ERIC ALAN JOHNSON	1,389	1,389	0
ERIC BROWN	1,353	1,353	0
ERIC COLVEY	1,398	1,398	0
ERIC CONGER	3,356	3,356	0
ERIC CUMLEY & SHELLEY CUMLEY JT TEN	4,770	4,770	0
ERIC DAVID BARR	675	675	0
ERIC DOUGLAS COHEN	3,365	3,365	0
ERIC EDWARD KEHL	2,749	2,749	0
ERIC G SCHADE	673	673	0
ERIC HENRY RAU	1,353	1,353	0
ERIC J KELLER & DELAINE KELLER JT TEN	2,021	2,021	0
ERIC J PAUL-HUS	13,745	13,745	0
ERIC JOSEPH BREITENBACH	702	702	0
ERIC JOSEPH BREITENBACH & JASPER LANDEN BREITENBACH JT TEN	688	688	0
ERIC JOSEPH DAVIES & WHITNEY TICHENOR DAVIES JT TEN	2,749	2,749	0
ERIC KACALEK	672	672	0
ERIC LEE WALLS	1,349	1,349	0
ERIC LIEBERMAN	698	698	0
ERIC LOSASSO	1,348	1,348	0
ERIC MARSHALL BUCHANAN	4,033	4,033	0
ERIC MARTIN AUSEN	3,374	3,374	0
ERIC NORDHAGEN	6,756	6,756	0
ERIC R OSER	4,736	4,736	0
ERIC R. MILLER	696	696	0
ERIC RANDALL JENKINS	6,890	6,890	0
ERIC REGINALD WOOSTER & ELISE FLORENCE WOOSTER JT TEN	2,742	2,742	0
ERIC RICHARD LOWDEN	672	672	0
ERIC RICHARD LOWDEN & CINDY LOWDEN JT TEN	1,351	1,351	0
ERIC ROMAN GORDILLO	1,363	1,363	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ERIC SEAN FURST & YAEL RINA FURST JT TEN	1,376	1,376	0
ERIC SHAWGER	2,016	2,016	0
ERIC SHAWGER & YORIKO SHAWGER JT TEN	4801	4801	0
ERIC SHUGARTS	1,366	1,366	0
ERIC STROBEL & SUSAN STROBEL JT TEN	2,030	2,030	0
ERIC THOMAS TOOKE	691	691	0
ERIC W MAIER JR & KAREN R BOND JT TEN	4,754	4,754	0
ERIC WALTER LAWRENCE	685	685	0
ERICA CHRISTINE CHOUINARD & ROBERT CHOUINARD JT TEN	1,366	1,366	0
ERICH ADDISON MCARTHUR & SHARON LYNNE PAYNE JT TEN	699	699	0
ERICH CHRISTOPH HAGEN	1,346	1,346	0
ERICH SIELAFF	4,053	4,053	0
ERICK HENNESSEY	1,357	1,357	0
ERIK ANDREW FEDOR & KATIE ELAINE DANLEY FEDOR JT TEN	6,783	6,783	0
ERIK DYKES	6,753	6,753	0
ERIK M TURKOVICH	1,348	1,348	0
ERIKA TINEL SCHWARTZ	2,011	2,011	0
ERIN LUREN ERDAHL	1,349	1,349	0
ERNEST & JANIE PETO LIVING TRUST (113)	688	688	0
ERNEST F KEER IV & JACQUELINE M KEER JT TEN	2,019	2,019	0
ERNEST H REISING	1,346	1,346	0
ERNEST WILLIAM NOWLIN & JANICE ELIZABETH NOWLIN JT TEN	3,461	3,461	0
ERNESTO T CRUZ	1,360	1,360	0
ERNESTO T CRUZ & TERESITA M CRUZ JT TEN	1,357	1,357	0
ERWIN JAMES ANDERSON-SMITH	3,490	3,490	0
ESAR GANGADIN	3,412	3,412	0
ESTHER BERRY	4,124	4,124	0
ESTHER GRACE DIOGUARDI*	673	673	0
ESTHER M. RANDALL	677	677	0
ESWARAHALLI SUNDARARAJAN DATTATREYA & SRIVATSA GOPALA DATTATREYA JT TEN	13,441	13,441	0
ETHAN WILEMON & NATALIE WILEMON JT TEN	677	677	0
EUGENE A GATTI	1,353	1,353	0
EUGENE F DORSCH	2,713	2,713	0
EUGENE F DORSCH & BRENDA PHYLLIS SHINABERY JT TEN	2,713	2,713	0
EUGENE G FRANK & MARJORIE M FRANK TRUST (114)	27,132	27,132	0
EUGENE KRAMER	674	674	0
EUGENE LAWRENCE LERNER	6,195	6,195	0
EUGENE MCQUEEN & CLINTON EUGENE MCQUEEN JT TEN	6,953	6,953	0
EUGENE SHKLAR	3,481	3,481	0
EUGENE SULLIVAN	2,706	2,706	0
EVA KRIAS	8960	8960	0
EVAN GRAEME BARKER	1,384	1,384	0
EVAN MATTHEW HALL	1,403	1,403	0
EVAN S HOWELL	692	692	0
EVELYN ANN KENISON & KEITH ALAN KENISON JT TEN	688	688	0
EVELYN FATIMA MACKENZIE	6,704	6,704	0
EVELYN P CORRE	688	688	0
EVERETT STEWART III	1,349	1,349	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
EVERETT WATSON & LISA WATSON JT TEN	675	675	0
F & P PENWELL TRUST (115)	2,030	2,030	0
FARRELL HERBERT SUTTON & FLORA SUTTON JT TEN	6,738	6,738	0
FAWN VICTORIE FREEMAN*	673	673	0
FEDRICO HORMOZI	3,474	3,474	0
FEIYAN JOHNSON	6,747	6,747	0
FELICITAS JUGUILON	677	677	0
FELIPE LUGO	680	680	0
FELIX DIMARTINO	2,787	2,787	0
FELIX S PICCIONE	1,362	1,362	0
FENN HOLDEN WELCH	1,405	1,405	0
FENNELLA SHELTON & KEVIN SHELTON JT TEN	2,065	2,065	0
FERDINAND DE LA CRUZ & MELANIE LUCES JT TEN	1,348	1,348	0
FERDINAND SANTIAGO	4,099	4,099	0
FERNANDO DA SILVA CRACHA & DEBORAH A CRACHA JT TEN	673	673	0
FERNANDO FERRI	14,049	14,049	0
FERNANDO P MARTINS	3,400	3,400	0
FIGHTING TIGER ANESTHESIA SERVICES, LLC (116)	1,396	1,396	0
FILLMORE W GUMPERT	1,344	1,344	0
FINK FAMILY LIVING TRUST UAD 1998-04-28 (117)	2,713	2,713	0
FIONA KINGERY*	1,346	1,346	0
FIONA KINGERY* & MICHAEL DEMBROSKY JT TEN	1,342	1,342	0
FIORE BRANDOLINO & CINDY BRANDOLINO JT TEN	677	677	0
FLINT ROBERT HINDMAN	699	699	0
FLINT ROBERT HINDMAN & MONIQUE M HINDMAN JT TEN	675	675	0
FLORENCE H LAU	699	699	0
FLOYD N KOPF	13,592	13,592	0
FOREMAN LAM	6,815	6,815	0
FOREST EDWIN GOODMAN	2,695	2,695	0
FORGE TRUST CO FBO DAVID FARBER A/C 205436 (118)	4,867	4,867	0
FORREST ALAN MOHRMAN	702	702	0
FORREST EMERSON SMITH & ELMA D SMITH JT TEN	1,348	1,348	0
FORREST ROGERS	1,360	1,360	0
FORTUNATO S PULEO* & FILOMENA PULEO JT TEN	1,348	1,348	0
FOUR PEAKS INVESTMENTS, LLC (119)	13,620	13,620	0
FRAN M TUFARO & JOHN TUFARO JT TEN	1,376	1,376	0
FRAN PARODY	1,348	1,348	0
FRANCES HYNDS	1,346	1,346	0
FRANCES TISCHLER & ISIDORE S. SOBKOWSKI JT TEN	699	699	0
FRANCIS A ROBBINS	3,463	3,463	0
FRANCIS ANDREAS SVOMA	698	698	0
FRANCIS AUGUST KESTLER	688	688	0
FRANCIS CHARLES CORRIGAN	3,383	3,383	0
FRANCIS COCKE BAGBEY & ANNE DANLY JT TEN	2,753	2,753	0
FRANCIS GARY BUCZYNSKI	1375	1375	0
FRANCIS J DILASCIA	2,713	2,713	0
FRANCIS JAMES DISALVO & EMBER DISALVO JT TEN	672	672	0
FRANCIS JAMES DOYLE III	685	685	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
FRANCIS JOHN KELLY	676	676	0
FRANCIS JOSEPH MOORHEAD*	673	673	0
FRANCIS JOSEPH ST CROIX	6,864	6,864	0
FRANCIS LOFTUS	4,043	4,043	0
FRANCIS LOFTUS & JACQUELINE LOFTUS JT TEN	2,753	2,753	0
FRANCIS LYNN MALIK	13,459	13,459	0
FRANCIS MAY	2,048	2,048	0
FRANCIS MURPHY & JANICE MURPHY JT TEN	1,348	1,348	0
FRANCIS PAUL TRICAMO SR	2,019	2,019	0
FRANCIS SCHMITT & MARY SCHMITT JT TEN	4,081	4,081	0
FRANCIS SYLVESTER LYNCH	1,366	1,366	0
FRANCIS THOMAS STOHOSKY	1,346	1,346	0
FRANCIS W GABRIEL	6,765	6,765	0
FRANCIS X. SCHMITT	702	702	0
FRANCIS XAVIER GRUBER	681	681	0
FRANCISCO MARCOS GAVINA SR	2,778	2,778	0
FRANEE ABRAM WEINTRAUB	678	678	0
FRANK A DENISTON	3,472	3,472	0
FRANK A MEIER JR	1,357	1,357	0
FRANK A MONTEGARI	6990	6990	0
FRANK A RUISI	1,357	1,357	0
FRANK A YUST	2,702	2,702	0
FRANK ATAIYAN & LISA ANN ATAIYAN JT TEN	8,944	8,944	0
FRANK BELGIORNO	681	681	0
FRANK BIANCO	702	702	0
FRANK BONEBRIGHT & LISA BONEBRIGHT JT TEN	680	680	0
FRANK CARSON STEELE JR & ROY SCOTT CANNADY JT TEN	699	699	0
FRANK CHARLES KUNIK	671	671	0
FRANK D MCDONOUGH	685	685	0
FRANK D. SCURTI	1,391	1,391	0
FRANK DEAUGUSTINE & CHERYL ANNE DEAUGUSTINE JT TEN	6,765	6,765	0
FRANK DEMARIO	678	678	0
FRANK DOUGLAS BOUTTE	1,383	1,383	0
FRANK DUSATKO & ANNE DUSATKO JT TEN	4,161	4,161	0
FRANK EARL DEDMAN	1393	1393	0
FRANK ED JACKMAN	696	696	0
FRANK FRENTZAS	2,753	2,753	0
FRANK FRIONE	4,036	4,036	0
FRANK FROST	694	694	0
FRANK G WARTHER & DONNA WARTHER JT TEN	4,048	4,048	0
FRANK GAGGI	2,082	2,082	0
FRANK GIAMBRONE & PATRICIA GIAMBRONE JT TEN	2,702	2,702	0
FRANK GREATOREX	1,405	1,405	0
FRANK HAGAN	677	677	0
FRANK HENRY MORAIN	1,341	1,341	0
FRANK J SEIFERT	677	677	0
FRANK J. VEITH	2,724	2,724	0
FRANK JOHN VOZOS	2,021	2,021	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
FRANK JOSEPH ENCINAS & ALICE MARY ENCINAS JT TEN	671	671	0
FRANK KOCZWARA	1,396	1,396	0
FRANK LAFAUCI	675	675	0
FRANK M HAMMOND	1,373	1,373	0
FRANK MARCIANO	2,713	2,713	0
FRANK MERWIN GALLAGHER JR	5,433	5,433	0
FRANK MISKA	1,344	1,344	0
FRANK MONACELLI & GLORIA MONACELLI JT TEN	13,530	13,530	0
FRANK P STOLPMAN*	1353	1353	0
FRANK P. SKINNER TR IRAR TRUST (120)	3,383	3,383	0
FRANK PARKS	688	688	0
FRANK PASQUALE CAPUTO	1,353	1,353	0
FRANK PERITORE	1365	1365	0
FRANK R PIGNONE	2,107	2,107	0
FRANK RUSSO	1365	1365	0
FRANK SABA & MARITZA AIDA SABA JT TEN	3,383	3,383	0
FRANK SABATINO	22,096	22,096	0
FRANK SAVERIO DANIELE	681	681	0
FRANK TALAMO & NICOLE TALAMO JT TEN	2,048	2,048	0
FRANK VICTOR SURROZ III	674	674	0
FRANK VICTOR SURROZ III & LISA M SURROZ JT TEN	700	700	0
FRANK VOORHEIS & SHERRI VOORHEIS JT TEN	673	673	0
FRANK W SHIELS	671	671	0
FRANK WEBER	6,738	6,738	0
FRANK X CRANE	1,400	1,400	0
FRANK ZIMMER	6,864	6,864	0
FRANKIE LYNN KING	1,346	1,346	0
FRANKLIN DAVID MOORE	6,883	6,883	0
FRANKLIN DELANO MESEC*	2,029	2,029	0
FRANKLIN J TARANTINO	2,057	2,057	0
FRANKLIN MING TEH CHU & OWENA ELIZABETH CHU JT TEN	6,877	6,877	0
FRANKLYN PATRICK DEMARCO	696	696	0
FRANZ MORTENSEN	2719	2719	0
FRED BLANSKY	13,685	13,685	0
FRED CHENG	8,075	8,075	0
FRED E SLOCUM	2,744	2,744	0
FRED E. DAVIS	2,771	2,771	0
FRED F CAMPAGNA & LOIS CAMPAGNA JT TEN	1,349	1,349	0
FRED GALLO & CARISSA GALLO JT TEN	687	687	0
FRED GOLDWYN	686	686	0
FRED GOLDWYN & LINDA M GOLDWYN JT TEN	700	700	0
FRED HOLCOMB	2,767	2,767	0
FRED HOLCOMB & BEVERLY E HOLCOMB JT TEN	4,209	4,209	0
FRED L PRATT	3,512	3,512	0
FRED LAX	2,760	2,760	0
FRED LUNN & JOY LUNN JT TEN	1,366	1,366	0
FRED O DAWSON	7,002	7,002	0
FRED O DAWSON & PEGGY DAWSON JT TEN	6,846	6,846	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
FRED WILLIAMSON & STEPHANIE WILLIAMSON JT TEN	681	681	0
FREDDIE LYNN HOLLADAY & GAYLE BRADFORD HOLLADAY JT TEN	678	678	0
FREDERICK C. KOCH	1381	1381	0
FREDERICK FLEITZ	685	685	0
FREDERICK J KEMPF	700	700	0
FREDERICK JOSEPH SCHWENDEMAN	676	676	0
FREDERICK ROBERT MEYER & MATTHEW FREDERICK MEYER JT TEN	1,376	1,376	0
FREDERICK SHELLEY MARKS	6,817	6,817	0
FREDRIC DEAN FADELEY	680	680	0
FREDRIC IRA SEINFELD	6,729	6,729	0
FREDRIC STEWART SIRKIS	681	681	0
FREDRICK MOLNAR JR.	2,772	2,772	0
G.R. BLAKE, LLC (121)	702	702	0
GABRIEL SOARE	5,544	5,544	0
GABRIELLE ANN RUNZA-MARVIN & WILLIAM EMMETT MARVIN JT TEN	674	674	0
GAETANO MIRISOLA	2,806	2,806	0
GAIL AUDREY JENSEN WEBER & DONALD PAUL WEBER JT TEN	677	677	0
GAIL FREUDENBERGER	2078	2078	0
GAIL JARVIS	1,357	1,357	0
GAIL JEANNE WIRTH	692	692	0
GAIL KACIUBA & STANLEY J KACIUBA JT TEN	2,035	2,035	0
GAIL OROIAN GUEST	2,745	2,745	0
GAIL P. PATTON	702	702	0
GAIL R DEWITT & DOROTHY JEAN DEWITT JT TEN	1,389	1,389	0
GALE DUANE BURNETT	4,060	4,060	0
GALEN LYNN CRAIG & ALICIA BALDON CRAIG JT TEN	3,501	3,501	0
GARRETT BERNARD VONK & ROBERTA H FREEMAN-JURNEY JT TEN	677	677	0
GARRY L BARKER	1,346	1,346	0
GARRY PARRISH	1373	1373	0
GARTH GULLION & MARSHA GULLION JT TEN	3,400	3,400	0
GARVIN GAIL BABBITT & JUDITH ELAINE BABBITT JT TEN	1,346	1,346	0
GARY A DOORE	1,375	1,375	0
GARY A RALL	1366	1366	0
GARY A SOLE	4,027	4,027	0
GARY ADRIAN EDETSBERGER	6,783	6,783	0
GARY ALAN COOPERSTEIN & LORI R COOPERSTEIN JT TEN	678	678	0
GARY ALFRED BANISTER	688	688	0
GARY B NORTON	1,344	1,344	0
GARY BOHN & QIHONG FENG JT TEN	4,059	4,059	0
GARY CROTEAU	1364	1364	0
GARY D COHEN	2,706	2,706	0
GARY DARRYL WAY	2,714	2,714	0
GARY DAVID BENNETT*	673	673	0
GARY DAVID WISHNIA & JEFFREY M WISHNIA JT TEN	9,426	9,426	0
GARY DEAN BAILEY	677	677	0
GARY DICKINSON KRESGE	1,342	1,342	0
GARY DOUGLAS MCGOWAN	2,100	2,100	0
GARY DOUGLAS NIDAY	6,756	6,756	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
GARY E VERKLEEREN	1,363	1,363	0
GARY E. GERHART	673	673	0
GARY FOOTE	691	691	0
GARY FORMAN	4,727	4,727	0
GARY FULLER & BECKY FULLER JT TEN	3,407	3,407	0
GARY G DAGAN	688	688	0
GARY G DAGAN & MALINDA DAGAN JT TEN	692	692	0
GARY GEE	1387	1387	0
GARY H SCHOLTEN	3477	3477	0
GARY HAROLD HUNSINGER	1,346	1,346	0
GARY HEDIGER	1,357	1,357	0
GARY HOITSMA	2,810	2,810	0
GARY HOPF	673	673	0
GARY HUNTER	2,685	2,685	0
GARY J HENSLEY & LINDA MARLENE HENSLEY JT TEN	13,887	13,887	0
GARY J SCHRADER	694	694	0
GARY JOSEPH SOCOLA & DAWN MARIE SOCOLA JT TEN	6,783	6,783	0
GARY K VINOVICH	2,688	2,688	0
GARY KALIAN	1,398	1,398	0
GARY KIMBLE & RACHEL KIMBLE JT TEN	675	675	0
GARY KRESGE & MARJORIE KRESGE JT TEN	4,121	4,121	0
GARY L BASHAW & NANCY J BASHAW JT TEN	2,695	2,695	0
GARY L HATHAWAY	2,753	2,753	0
GARY L LAMBERT	1,348	1,348	0
GARY L NUTTER & DEBRA L NUTTER JT TEN	1,346	1,346	0
GARY L TIBBETTS & SHAROLYN K TIBBETTS JT TEN	2,097	2,097	0
GARY L WANAMAKER	1,403	1,403	0
GARY L. WEAVER	4,145	4,145	0
GARY LANE AYERS & NITA JEANNINE AYERS JT TEN	1,384	1,384	0
GARY LEE BURGUND	672	672	0
GARY LEE CAINES	2,810	2,810	0
GARY LEE HALL	671	671	0
GARY LEE LAHAIE	1,346	1,346	0
GARY LEE SHORES & S. CHRISTINA SHORES JT TEN	2,030	2,030	0
GARY LEE STITES	698	698	0
GARY LEVESQUE	672	672	0
GARY LEWIS KRUPP	4094	4094	0
GARY LEWIS KRUPP & MEREDITH SUE KRUPP JT TEN	1358	1358	0
GARY M HASE & JANET HASE JT TEN	698	698	0
GARY MARTIN GIBBS*	1,346	1,346	0
GARY MICHAEL GOLKA & MARY ELIZABETH GOLKA JT TEN	1,346	1,346	0
GARY MICHAEL KLEINGARTNER	1,353	1,353	0
GARY MICHAEL VILJOEN	3,427	3,427	0
GARY N. HAMBY	681	681	0
GARY OAKLAND & SUSAN OAKLAND JT TEN	4,113	4,113	0
GARY OLSON	2,692	2,692	0
GARY PAUL DIETZ	1357	1357	0
GARY R GRAF & TAMMY J GRAF JT TEN	1,376	1,376	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
GARY R OLSEN	702	702	0
GARY R PISCIOTTO	702	702	0
GARY REICH	3,365	3,365	0
GARY ROLAND ROGERS	2,062	2,062	0
GARY ROSEN & LORETTA ROSEN JT TEN	3,423	3,423	0
GARY ROSS GLICK*	2,016	2,016	0
GARY S FISHER	1,344	1,344	0
GARY SARKESIAN	2,035	2,035	0
GARY SIMMONS	2,035	2,035	0
GARY SIMPSON	1,344	1,344	0
GARY STEVEN PAYNE & DEBORAH JO PAYNE JT TEN	1360	1360	0
GARY T PROVINCE	697	697	0
GARY WAYNE LOADER	671	671	0
GASTON P. BALLBE	4,027	4,027	0
GASTON P. BALLBE & SUSAN EILEEN BALLBE JT TEN	2,699	2,699	0
GAVIN ARTHUR SEQUEIRA	674	674	0
GAYE DEBRA SCHERL & SCOTT LAWRENCE MILLER JT TEN	694	694	0
GAYE LYNNE DUGGAN & RICHARD GERARD DUGGAN JT TEN	1,353	1,353	0
GAYLE A HOCEVAR & CRAIG J HOCEVAR JT TEN	1,357	1,357	0
GAYLE SUZANNE BEYER & KENNETH R HARRIS JT TEN	691	691	0
GEMMA LUISA KAYE-HUDSON	1,353	1,353	0
GEMMA LUISA KAYE-HUDSON & SCOTT HUDSON JT TEN	700	700	0
GENE BAKER & REBECCA BAKER JT TEN	1,349	1,349	0
GENE EDWARD SINCLAIR	694	694	0
GENE F PFEIFFER	3,508	3,508	0
GENE HINKLE & GLENDA HINKLE JT TEN	17,053	17,053	0
GENE M VALENTINO	34,363	34,363	0
GENE PAQUET & TAMI PAQUET JT TEN	675	675	0
GENE W MARASCO	702	702	0
GENERAL ASSOCIATES LLC (122)	4051	4051	0
GENEVIEVE R. PETERS	3,423	3,423	0
GENNARO AGNESE JR	685	685	0
GEOFF DOUDERA	6,801	6,801	0
GEOFF HARTWIG	70,247	70,247	0
GEOFF J. GERMANE	13,530	13,530	0
GEOFF MICHAEL LANGDON	2,726	2,726	0
GEOFFREY CASTRO	671	671	0
GEORGE A COOPER & CHRISTINE R. COOPER JT TEN	674	674	0
GEORGE A GRIMES	688	688	0
GEORGE A PARMER	13,557	13,557	0
GEORGE ABIGAIL	2,774	2,774	0
GEORGE ALBERT CLARKE & ROSANNE CLARKE JT TEN	691	691	0
GEORGE ALLEN SHEFFER	1,403	1,403	0
GEORGE ARTHUR GRIMES	685	685	0
GEORGE BARKER	2,100	2,100	0
GEORGE CALVIN JORDAN & DANAE H JORDAN JT TEN	1,346	1,346	0
GEORGE DEMONAKOS	702	702	0
GEORGE DONALD HORNE & DIANE WELDON HORNE JT TEN	2,710	2,710	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
GEORGE DUFALA & AMY LYNN DUFALA JT TEN	674	674	0
GEORGE E MESKO	673	673	0
GEORGE EDWARD SCHULTZE & PAMELA SCHULTZE JT TEN	3447	3447	0
GEORGE FRANCO	1380	1380	0
GEORGE FULKES & SANDRA FULKES JT TEN	1,360	1,360	0
GEORGE H. K. BRYANT	685	685	0
GEORGE HENRY BLUMEL & SANDRA SUE BLUMEL JT TEN	1,357	1,357	0
GEORGE I ALEXANDER & JENNIFER R ALEXANDER JT TEN	699	699	0
GEORGE I. TZITZIKALAKIS & DEBORAH S TZITZIKALAKIS JT TEN	2,685	2,685	0
GEORGE IBANEZ	1,392	1,392	0
GEORGE INVESTMENT HOLDINGS LLC (123)	670	670	0
GEORGE J & ELIZABETH J GRUBIS REVOCABLE TRUST MARCH 2ND 2020 (124)	3,387	3,387	0
GEORGE J FAZIO	3,356	3,356	0
GEORGE KALLUS	13,745	13,745	0
GEORGE KAYTOR	1,391	1,391	0
GEORGE M. SIPE	1,346	1,346	0
GEORGE MISTOVICH JR.	672	672	0
GEORGE MORGAN	2,702	2,702	0
GEORGE O HECHT	1,346	1,346	0
GEORGE OLIVER PICCORELLI	3,365	3,365	0
GEORGE P. BLOCK, JR. DECLARATION OF TRUST UAD 1989-06-07 (125)	2,011	2,011	0
GEORGE PATRICK BAECHTLE	681	681	0
GEORGE PFAFF	673	673	0
GEORGE PITSILIDES	68,027	68,027	0
GEORGE QUARSHIE	683	683	0
GEORGE R BUTRICO	2099	2099	0
GEORGE R COVINGTON	680	680	0
GEORGE R COVINGTON & ELIZABETH M COVINGTON JT TEN	700	700	0
GEORGE R WOODY	1,346	1,346	0
GEORGE ROBERT GOODMAN	6,978	6,978	0
GEORGE SAMUEL HURT	3,481	3,481	0
GEORGE TABAK	3,490	3,490	0
GEORGE TAYLOR	1,351	1,351	0
GEORGE THOMAS FAIRHURST	1378	1378	0
GEORGE TIMOTHY MOODY	3,374	3,374	0
GEORGE TIMOTHY MOODY & CYNTHIA DENEEN MOODY JT TEN	3,392	3,392	0
GEORGE U SAUTER LIVING TRUST (126)	33,826	33,826	0
GEORGE WAYNE BASORE	1,363	1,363	0
GEORGE WEISSENBERGER	670	670	0
GEORGE WILLIAM SYME	678	678	0
GEORGE WILLIAM THOMPSON	6,765	6,765	0
GEORGE WILLS BRODHEAD JR	6,769	6,769	0
GEORGIA J LESIEGE	1,346	1,346	0
GERALD BOTTENFIELD	702	702	0
GERALD BOTTENFIELD & DARLENE BOTTENFIELD JT TEN	688	688	0
GERALD C PETERSON	702	702	0
GERALD GEORGE ZORSCH	2,810	2,810	0
GERALD GEORGE ZORSCH & JODY ZORSCH JT TEN	2,713	2,713	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
GERALD J TIGGES*	13,530	13,530	0
GERALD JOSEPH BOTH	1,357	1,357	0
GERALD KORMAN & WENDY SHEILA KORMAN JT TEN	1,389	1,389	0
GERALD L STATEN REVOCABLE LIVING TRUST (127)	6,729	6,729	0
GERALD LEE BILLERBECK	3476	3476	0
GERALD LEMOLE & EMILY LEMOLE JT TEN	68,099	68,099	0
GERALD LLOYD SCOTT	700	700	0
GERALD M. DAILEY & SUZETTE L DAILEY JT TEN	6,881	6,881	0
GERALD ORSAEO	1,357	1,357	0
GERALD PRESTON JOHNSEN	1,346	1,346	0
GERALD R WEIBLY & KATHLEEN B WEIBLY JT TEN	1,400	1,400	0
GERALD RAY FORSYTHE	48,167	48,167	0
GERALD ROBERT BRUMMEL	12,370	12,370	0
GERALD TURBES	680	680	0
GERALD W HART	1,398	1,398	0
GERALD W HART & MARY LOU COHEN JT TEN	2,030	2,030	0
GERALD WOLFE	680	680	0
GERALYN SCHULKIND & LEONARD NEIL SCHULKIND JT TEN	673	673	0
GERARD A KAUPKE	1385	1385	0
GERARD A. MIKALAUSKAS	7442	7442	0
GERARD ANTHONY MONFILETTO & MARY ROSARY MONFILETTO JT TEN	1,346	1,346	0
GERARD EDWARD NOLETTE	676	676	0
GERARD GIBERT	13,780	13,780	0
GERARD JOSEPH PATER	2,714	2,714	0
GERARD L GUESNIER	23,521	23,521	0
GERARD OCONNOR	1,348	1,348	0
GERARD V MCGLYNN	1,363	1,363	0
GERARDO CURCIO	6,801	6,801	0
GERBER-CONNONE FAMILY TRUST (128)	672	672	0
GERHARD W ROLAND	6,765	6,765	0
GERI ANN BRADLEY	6,747	6,747	0
GERMAN ALEXANDER BARBE	687	687	0
GERRY A HUDSON	4,767	4,767	0
GERRY L SHAKLEY	2,768	2,768	0
GERRY MONTGOMERY & DIAN L. MONTGOMERY JT TEN	34,381	34,381	0
GERRY RUDOLPH DORY	1,382	1,382	0
GIA SCHUBERT IRREV STOCK TRUST (129)	694	694	0
GIANNI ARCAINI	4,081	4,081	0
GIANNI COLAIZZI	3,400	3,400	0
GILBERT GONG & ON YAN GONG JT TEN	677	677	0
GILBERT KENDZIOR	1,344	1,344	0
GILBERT L MCCORD	14,211	14,211	0
GILBERT MCCOY & TRUDY MCCOY JT TEN	2,059	2,059	0
GILBERT VAN NATTA	5442	5442	0
GISELE M TRASENTE & GAETAN G TRASENTE JT TEN	678	678	0
GITA J PATEL	6,989	6,989	0
GITTEL BAUSK & RAFAEL BAUSK JT TEN	686	686	0
GIUSEPPE TIMPANO	6,108	6,108	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
GLAE THIEN	702	702	0
GLEN CARSON	694	694	0
GLEN HOWARD HAMMER	3,432	3,432	0
GLEN HURLEY & LEA HURLEY JT TEN	687	687	0
GLEN JONAS	2,706	2,706	0
GLEN LYNN COOK	2,699	2,699	0
GLEN PAUL STOLT	1,353	1,353	0
GLEN PHILLIP COOK	1,351	1,351	0
GLEN RICHARD BAYLOR	2,056	2,056	0
GLENN ALAN FINK & KAREN KIMBERLY FINK JT TEN	672	672	0
GLENN ALBINO JENNER & DENYSE MICHELLE JENNER JT TEN	1,400	1,400	0
GLENN ALFRED LOETTGEN	674	674	0
GLENN ALLAN COWIE	2,810	2,810	0
GLENN ALLEN WARREN	1,357	1,357	0
GLENN ALLEN WARREN & CARON KOSS WARREN JT TEN	683	683	0
GLENN EMIL CAMUS	3,445	3,445	0
GLENN JOHN CONNORS	1,383	1,383	0
GLENN KRAMER	672	672	0
GLENN MAGLOTT	3,356	3,356	0
GLENN MENEGAZ	1,353	1,353	0
GLENN MICHAEL SULMASY	1,346	1,346	0
GLENN RUSSELL FULLER	1380	1380	0
GLENN S KARNEI & DENISE LYNN KARNEI JT TEN	1,353	1,353	0
GLENN S WITTE & JILL WITTE JT TEN	6,763	6,763	0
GLENN SOLOMON	1,398	1,398	0
GLENN SPENCER	680	680	0
GLENNA MILLER	14,031	14,031	0
GLORIA ANN BRENT & MICHAEL SCOTT SNYDER JT TEN	5,426	5,426	0
GLYN S HACK	692	692	0
GLYNDA CAZER TARPLEY	1,346	1,346	0
GODREJ N MEHTA	702	702	0
GOPAL KRISHAN AGARWAL & NEELAM AGARWAL JT TEN	684	684	0
GORDEN LIANG & KRYSTAL S LIANG JT TEN	681	681	0
GORDON AUSTIN	695	695	0
GORDON E GRIMES	675	675	0
GORDON KEITH SCHMAUS	2,699	2,699	0
GORDON LYLE WOLLEY	694	694	0
GORDON M SCHAAF	6,836	6,836	0
GORDON P MOORE & JODI L MOORE JT TEN	1391	1391	0
GORDON REX BOWEN*	674	674	0
GORDON REX BOWEN* & LISA SCHAFFER BOWEN JT TEN	3,475	3,475	0
GRACE MCGRODER	673	673	0
GRAEME MCGREGOR KEITH, JR	13,566	13,566	0
GRAEME MCGREGOR KEITH, JR & INDIA EARLY KEITH JT TEN	13,691	13,691	0
GRANT A SMITH & HOLLY MARIE SMITH JT TEN	2,796	2,796	0
GRANT FRANJIONE & LAVONNE FRANJIONE JT TEN	6,837	6,837	0
GRANVIL DEAN TREECE	674	674	0
GRAZYNA HELENA SADANOWICZ	13,656	13,656	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
GREG A SOLARI	677	677	0
GREG ALAN BATTISTA & ROSEMARIE D BATTISTA JT TEN	3,373	3,373	0
GREG BAKER & PATRICIA ANN BAKER JT TEN	3,360	3,360	0
GREG CARROLL & REBECCA R CARROLL JT TEN	3,360	3,360	0
GREG J THEROUX	2,733	2,733	0
GREG L JACOBSON	1,349	1,349	0
GREG NEIL MORSE	3,393	3,393	0
GREG PARKS	4,114	4,114	0
GREG SCOTT DIETRICH	687	687	0
GREG STANDER	676	676	0
GREG VACEK	681	681	0
GREG VANDER VORST	1,400	1,400	0
GREG WINTER	1,348	1,348	0
GREGG ALLEN RICHHART & SHAWN A. RICHHART JT TEN	1,346	1,346	0
GREGG ROBERT APONTE	1,403	1,403	0
GREGG SHELTON	673	673	0
GREGG SHELTON & WANDA J SHELTON JT TEN	677	677	0
GREGORY A BARON	678	678	0
GREGORY A GRANVILLE	687	687	0
GREGORY A LADD & DEBORAH JEAN LADD JT TEN	2,019	2,019	0
GREGORY ALAN KEAGLE	2,806	2,806	0
GREGORY ALAN TRENT	16,989	16,989	0
GREGORY ARNOLD HARRISON	13,584	13,584	0
GREGORY B. HENDERSON	1,351	1,351	0
GREGORY BELL	6,729	6,729	0
GREGORY BLACK & DEBRA BLACK JT TEN	2,706	2,706	0
GREGORY BRENNAN & BERNADETTE BRENNAN JT TEN	700	700	0
GREGORY C DEMETRIADES	1374	1374	0
GREGORY CARROLL DUSKEY	1,346	1,346	0
GREGORY DEAN BLACK*	2,695	2,695	0
GREGORY DONALD BROWN	674	674	0
GREGORY E WEST & JENEENE E WEST JT TEN	2,692	2,692	0
GREGORY EDWARD BEUMEL & CHRISTINE LEE BEUMEL JT TEN	3,365	3,365	0
GREGORY FRED MAXWELL & JULIE LYN MAXWELL JT TEN	672	672	0
GREGORY GEORGE PINTO	10,094	10,094	0
GREGORY GRANT TOLLE	1355	1355	0
GREGORY JOHN MCCORMICK	4,092	4,092	0
GREGORY KEN LOUIE	3,453	3,453	0
GREGORY KUNATH	688	688	0
GREGORY L ALDANA & CAROL A ALDANA JT TEN	700	700	0
GREGORY LYNCH	6,756	6,756	0
GREGORY MARK COOPER	2,688	2,688	0
GREGORY MICHAEL FAHY & NOOSHIN MESBAH-KARIMI JT TEN	13,459	13,459	0
GREGORY MICHAEL SCHMIDT	681	681	0
GREGORY MULLINS & LESA MULLINS JT TEN	3,477	3,477	0
GREGORY ODOM GRIFFIN	1,348	1,348	0
GREGORY PAUL SCHNEIDER & HEDY M SCHNEIDER JT TEN	6,765	6,765	0
GREGORY R PRILLWITZ	13,808	13,808	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
GREGORY STEPHEN DUDAK & SHAYNA D DUDAK JT TEN	2,688	2,688	0
GREGORY T STRICKER	3,494	3,494	0
GREGORY T. LANE	2,056	2,056	0
GREGORY THEODORE BAVARO	674	674	0
GREGORY VINCENT CALI	3,438	3,438	0
GREGORY VINCENT CALI			0
GREGORY W WIEDLE & KRISTIN D WIEDLE JT TEN	8,226	8,226	0
GRETCHEN CONSTANCE MANFREDI	6,729	6,729	0
GUINKA ATANASSOVA WHITE	687	687	0
GUINKA WHITE & CARL WALTER WHITE, JR. JT TEN	696	696	0
GUNNAR ARNE ASKELAND	2,013	2,013	0
GURMEET DHILLON	20,768	20,768	0
GUST NICK CHRISTOFIDIS & MARY CHRISTOFIDIS JT TEN	681	681	0
GUSTAV CHARLES DREYER	686	686	0
GUSTAVE JOHN BECK	1389	1389	0
GUY A. EASTER	1,353	1,353	0
GUY JOSEPH CONTE*	1,342	1,342	0
GUY K STANOCH	2,724	2,724	0
GUY MALLERY NEWLAND	1,394	1,394	0
GUY P CLARK	694	694	0
GUY VICTOR WINSTEAD & SHELLEY PACE WINSTEAD JT TEN	692	692	0
GUY-ROBERT DETLEFSEN	702	702	0
GWEN GOLDMAN & JAMES FRANTZ JT TEN	2,035	2,035	0
GWEN HELENE BOCKMAN & PATRICK BOCKMAN JT TEN	7,002	7,002	0
HAL WITT & JENNIFER DOWNING YOAKUM JT TEN	694	694	0
HANH MY TRAN NGUYEN	1364	1364	0
HANK S EMILSSON	2014	2014	0
HANS ECKELMAN	1372	1372	0
HANS H INGOLD	676	676	0
HARALD GJERTSEN & ANTONELLA GJERTSEN JT TEN	700	700	0
HARALD H MUELLER	6,864	6,864	0
HARLAN CROUCHER JACKSON	694	694	0
HARLAN SCHNEIDER	2,035	2,035	0
HARLEY OSBORN	1,405	1,405	0
HARMON H BARLOW III & KATHERINE BARLOW JT TEN	677	677	0
HAROLD A LOGAN	2761	2761	0
HAROLD C. GREEN	2,720	2,720	0
HAROLD E BEYEL	6,781	6,781	0
HAROLD FEINBERG	1,351	1,351	0
HAROLD HALPERN	1,351	1,351	0
HAROLD MATTHEW TAYLOR	702	702	0
HAROLD MATTHEW TAYLOR & VERNA KAY TAYLOR JT TEN	681	681	0
HAROLD MORRIS WADE & KATHLEEN MARY WADE JT TEN	1375	1375	0
HAROLD SCOTT BRASWELL*	2,016	2,016	0
HARRIET B BERG & ROBERT L BERG JT TEN	677	677	0
HARRIET G. AUGUST IRREVOCABLE TRUST (130)	3,392	3,392	0
HARRISON YALE HURST	1,344	1,344	0
HARRY CARL WATTERS	1,375	1,375	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
HARRY JOSEPH RIEBE	2,692	2,692	0
HARRY KOTOWITZ	1,366	1,366	0
HARRY MARINOW	3,356	3,356	0
HARRY MICHAEL LAYTON & JULIE JOHNSON LAYTON JT TEN	1,373	1,373	0
HARRY SLADE HOWELL	6,909	6,909	0
HARRY STEVEN ARRINGTON	673	673	0
HARRY WISLER & SANDRA MAY WISLER JT TEN	675	675	0
HARSHARON BRAR	2,728	2,728	0
HARVEY ALLEN POLLACK	6,783	6,783	0
HARVEY B. PATS	1,382	1,382	0
HARVEY B. PATS & ANNA PATS JT TEN	1,400	1,400	0
HARVEY CABRERA & ANNA CABRERA JT TEN	681	681	0
HARVEY EUGENE QUACKENBUSH III	4,193	4,193	0
HARVEY MAX MILLER & MARILYN FAY MILLER JT TEN	2,796	2,796	0
HARVEY SCOTT JOHNSON*	2,030	2,030	0
HARVEY SHERZER	4,861	4,861	0
HARVEY WEINTRAUB & SHARON WEINTRAUB JT TEN	6,810	6,810	0
HARVIE GEROME EADY	2,699	2,699	0
HASKELL LEO EVANS & SHEILA L EVANS JT TEN	672	672	0
HATFIELD LIVING TRUST (131)	2,742	2,742	0
HAUSNER TRUST (132)	1,363	1,363	0
HAWKS FAMILY TRUST (133)	1,360	1,360	0
HAYDEN R FLEMING	3,369	3,369	0
HEATHER IRENE ROBERTS	677	677	0
HEATHER IRENE ROBERTS & MARK EDWARD ROBERTS JT TEN	3,383	3,383	0
HEATHER WARK	680	680	0
HECTOR CORZO	3,365	3,365	0
HEIDI FANG & WILLIAM RONALD RORK JT TEN	700	700	0
HEIDI HESS	6,720	6,720	0
HEIDI WAGNER & TODD RILEY WAGNER JT TEN	2,702	2,702	0
HELDA ROCK	3,400	3,400	0
HELEN D WESCOTT	677	677	0
HELEN F SICK & WILLIAM M SICK JT TEN	675	675	0
HELEN HICKS	1,400	1,400	0
HELEN TEPLITSKAIA	6,715	6,715	0
HELENA BRADY	697	697	0
HELLRUNG 2018 REVOCABLE TRUST UAD 2018-10-10 (134)	2,027	2,027	0
HELMETTE HOLDINGS, LLC (135)	674	674	0
HELMUT M. GARTNER & SUSAN B GARTNER JT TEN	691	691	0
HEMANSHU NIGAM	20,349	20,349	0
HENDRIK J SWANEPOEL	680	680	0
HENRIQUE FERNANDEZ	1385	1385	0
HENRY A KRESSE JR	1,389	1,389	0
HENRY BURRIS FULGHAM	1,342	1,342	0
HENRY C PLAYER JR TRUST (136)	4,709	4,709	0
HENRY E. MENDHEIM & JUDITH P. MENDHEIM JT TEN	6,720	6,720	0
HENRY FAMILY TRUST (137)	1,353	1,353	0
HENRY FELLA*	3,360	3,360	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
HENRY FRANCIS DONALD	6,765	6,765	0
HENRY GARCIA & RENEE DENISE GARCIA JT TEN	674	674	0
HENRY J MARTIN TR MARTIN FAMILY TRUST (138)	2,713	2,713	0
HENRY J ROTHENBERG & JO ANNE ROTHENBERG JT TEN	1,400	1,400	0
HENRY JAMES HAMILTON	1375	1375	0
HENRY JOHN FLAIG, JR	6,815	6,815	0
HENRY RIVERA & ANGELICA RIVERA JT TEN	2,072	2,072	0
HENRY ROY BERGQUIST & NANCY L BERGQUIST JT TEN	2,024	2,024	0
HENRY S PAPCIAK	1,357	1,357	0
HENRY STUCKEY	1373	1373	0
HENRY VINCENT PILOT	2,693	2,693	0
HENRY W GILES	692	692	0
HENRY W HAUNSS	2,735	2,735	0
HENRY W SWANSON & KAROL L SWANSON JT TEN	1,353	1,353	0
HENRY WILSON FINGER & KAREN LYNN FINGER JT TEN	1349	1349	0
HERB PACKARD & KAREN MARIE PACKARD JT TEN	677	677	0
HERBERT CLYDE BUSHNELL & RUBY BUSHNELL JT TEN	1,398	1,398	0
HERBERT KEITH WADE	692	692	0
HERBERT L KUNKLE	673	673	0
HERBERT LADLEY & KATHRYN LADLEY JT TEN	681	681	0
HERBERT P HUSNICK	1,391	1,391	0
HERMAN NADAL	10,275	10,275	0
HERNAN CALIXTO LOPEZ	677	677	0
HERNAN CALIXTO LOPEZ & ANAY GOMEZ JT TEN	2,724	2,724	0
HERNI TJONG	1346	1346	0
HERSCHEL J. GADDY II	672	672	0
HERSCHEL TAYLOR HUDSON	1,346	1,346	0
HEYWARD H MCKINNEY	677	677	0
HILARION MARTINEZ	702	702	0
HIREME LLC (139)	1356	1356	0
HOI TRUONG*	20,236	20,236	0
HOLLY B COLLIER & JAMES E COLLIER JT TEN	3,386	3,386	0
HOLLY C BLACK REVOCABLE TRUST (140)	1,353	1,353	0
HOLLY ELIZABETH ANDERSEN & MICHAEL LYN ANDERSEN JT TEN	1,346	1,346	0
HOLLY L MCCLINTOCK	1,367	1,367	0
HOLLY MORRIS	694	694	0
HOLLY MORRIS & ANTHONY DON MORRIS JT TEN	677	677	0
HOLLY MYERS CODY & EDWARD ALLEN CODY JT TEN	672	672	0
HOLLY SLY & LARRY SLY JT TEN	699	699	0
HOME RELATED SERVICES , INC (141)	2,688	2,688	0
HOPE K JONES	674	674	0
HORACE CAMILLIERI & ANGELA CAMILLIERI JT TEN	6,908	6,908	0
HOWARD CLINTON BREEDLOVE	2,731	2,731	0
HOWARD DASH	6,944	6,944	0
HOWARD L HERTZ & JANET HERTZ JT TEN	4,080	4,080	0
HOWARD LAWRENCE BERNHEIM	1,360	1,360	0
HOWARD M WHITE	2,720	2,720	0
HOWARD M. ORKIN & BAMBI PAXTON ORKIN JT TEN	1,362	1,362	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
HOWARD MESSING	1,367	1,367	0
HOWARD RAY PERINO	3,468	3,468	0
HOWARD RHODES LIND	3,365	3,365	0
HOWARD S JOHNSON	1,394	1,394	0
HOWARD WHITE & ARLENE SCORNAVACCA JT TEN	2714	2714	0
HOYT BRIAN DIEHL	1,348	1,348	0
HOYT BRIAN DIEHL & RHONDA KAY DIEHL JT TEN	1,363	1,363	0
HTIG INVESTMENT IRA, LLC (142)	1,353	1,353	0
HUBERT HAWKINS & SUSAN HAWKINS JT TEN	1,382	1,382	0
HUBERT WILLIAM HAWKINS	3,407	3,407	0
HUEY L JONES	6,738	6,738	0
HUGH A FISH & ANITA B FISH JT TEN	1,346	1,346	0
HUGH CHARLES MACAULAY, JR	1353	1353	0
HUGH MONTGOMERY JR	697	697	0
HUGH TRAVIS	2,741	2,741	0
HUGO ORLANDO AGUILAR	674	674	0
HUGO PAUL FINDEISEN	2,685	2,685	0
HUIJIE JING	6,729	6,729	0
HUMBERTO B GONZALES & ELIZABETH GONZALES JT TEN	4147	4147	0
HUNG NGUYEN	2,726	2,726	0
HUNKELE LIVING TRUST (143)	678	678	0
HUU DINH VO	1,363	1,363	0
IAN JAMES MCQUADE & TIFFANY LYNN MCQUADE JT TEN	700	700	0
IAN KRISTOPHER STRUBLE	13,673	13,673	0
IAN SCOTT GORDON	1355	1355	0
ILSOO KIM	6,729	6,729	0
IMUNDO TRUST (144)	676	676	0
INDREK SVEN WICHMAN	2,731	2,731	0
INGRID G NESTER	1,351	1,351	0
IRA EDWIN FEW	1,346	1,346	0
IRA INNOVATIONS, LLC AS CUSTODIAN FBO PAUL WELLBORN (145)	13,630	13,630	0
IRA INNOVATIONS, LLC AS CUSTODIAN FBO PAUL WELLBORN FBO PAUL WELLBORN (146)	53,834	53,834	0
IRA M WORK	1,360	1,360	0
IRA MALTZMAN	688	688	0
IRENA A DICOSTANZO	677	677	0
IRENE DALEO & DAVID DALEO JT TEN	4,118	4,118	0
IRIS VIVIAN GOLDMAN	67,293	67,293	0
IRWIN PENTLAND	1,357	1,357	0
IRWIN PENTLAND & ELLEN PENTLAND JT TEN	4,193	4,193	0
ISAAC KALVARIA	1,349	1,349	0
ISAAC KALVARIA & VIVIEN ESTHER KALVARIA JT TEN	1,384	1,384	0
ISAAC MICHAEL BORNSTEIN	1380	1380	0
ISABELLA STANKOVAIT	676	676	0
ISABELLE FRANCES MCANDREWS	2,030	2,030	0
ISAIAS LESMES	1,405	1,405	0
ISLA WIETING	673	673	0
ISMAEL E TUMALIUAN	1,346	1,346	0
ISRAEL LEONARD PTASZEK	695	695	0
ISSA SALAMEH	6,952	6,952	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
IVAN H NORMAN & MONA NORMAN JT TEN	6,711	6,711	0
IVAN JOHN GRAUMANN & CARLEN K GRAUMANN JT TEN	6,729	6,729	0
IVAN KURTENBACH TR IVAN KURTENBACH TRUST (147)	13,789	13,789	0
IVOR TREVOR ROZOWSKY	1,348	1,348	0
J MARIE PINTO	4,711	4,711	0
J R DILLENBACK-CALDWELL	685	685	0
J. RAYMOND DAVID SR. & ANN DAVID JT TEN	694	694	0
J. TIMOTHY SWIGOR & CARMELA V MANCINI JT TEN	1,349	1,349	0
J. WAYNE DOWNS	688	688	0
JACK ALAN NORBERG	4,860	4,860	0
JACK ANTHONY MCELHANNON & LISA B MCELHANNON JT TEN	1,351	1,351	0
JACK B ABBOTT	2,799	2,799	0
JACK CHRIS GINDERA	41,296	41,296	0
JACK DOUGLAS ANDERSON & BARBARA MAE ANDERSON JT TEN	15,117	15,117	0
JACK GUTTMAN	1,387	1,387	0
JACK H MARIN & BERNICE MARIN JT TEN	1,363	1,363	0
JACK HARRY MARGOLIS	1,363	1,363	0
JACK HENLEY	694	694	0
JACK LANDRY & DEBORAH LANDRY JT TEN	13,459	13,459	0
JACK LEIGH LEVIN	2,756	2,756	0
JACK LEON ARONOWITZ & MIREYA CASTRO ARONOWITZ JT TEN	2,796	2,796	0
JACK LESTER	1,371	1,371	0
JACK LOGIUDICE	1366	1366	0
JACK MCCARTNEY & KAREN MCCARTNEY JT TEN	4,027	4,027	0
JACK OWEN MILLS	681	681	0
JACK R COHEN	702	702	0
JACK RADOSEVICH	2101	2101	0
JACK SALISBURY & CAROL SALISBURY JT TEN	688	688	0
JACK STEPHEN RAIA	678	678	0
JACKIE LEE TURNER	672	672	0
JACKLYN S GOEBEL	676	676	0
JACKSON FINANCIAL, INC. (148)	1353	1353	0
JACOB B FLANZ & NANCY FLANZ JT TEN	674	674	0
JACOB DEUTSCH & ESTHER DEUTSCH JT TEN	3,441	3,441	0
JACOB GENOUD	2781	2781	0
JACOB NMN POUS	5,441	5,441	0
JACOB YASGUR	671	671	0
JACQUELINE A MORTMAN	3,383	3,383	0
JACQUELINE A MORTMAN & JEAN PIERRE ST LOUIS JT TEN	1,346	1,346	0
JACQUELINE A SALZER	1,367	1,367	0
JACQUELINE ANDERSON	2,695	2,695	0
JACQUELINE CAPERINO	5,452	5,452	0
JACQUELINE CORN & DREW CORN JT TEN	674	674	0
JACQUELINE JOYCE BARCLAY	677	677	0
JACQUELINE M TYLER	2,767	2,767	0
JACQUELYN HILL	1,362	1,362	0
JACQUELYN JESS KUHENS & KEVIN BERNARD KUHENS JT TEN	1,346	1,346	0
JACQUELYN THERESE GUILBEAU REVOCABLE LIVING TRUST UAD 2022-10-10 (149)	686	686	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JACQUES FAUST	3,485	3,485	0
JAGADESH KUPPAM	2,030	2,030	0
JAI PN MOORTHY	2,753	2,753	0
JAIPAL PANWAR	1,346	1,346	0
JAMES & THERESA KERG FAMILY TRUST (150)	2,738	2,738	0
JAMES A DOGLIO	1,405	1,405	0
JAMES A HEWLETT	675	675	0
JAMES A PIEGARI	697	697	0
JAMES A STAHR	4,193	4,193	0
JAMES A TABOLSKY	2,742	2,742	0
JAMES A WONDERLY	1,363	1,363	0
JAMES ABRAM CUTSHALL	7,002	7,002	0
JAMES ALFORD & GIUSEPPINA ALFORD JT TEN	2,019	2,019	0
JAMES ALLAN FOURNACE	4,089	4,089	0
JAMES ALLAN VROMAN	673	673	0
JAMES ALLEN JACOBS	13,781	13,781	0
JAMES ALVIN WORSHAM	1386	1386	0
JAMES ANDERSON	695	695	0
JAMES ANDREW GIBSON & TRENA MARIE GIBSON JT TEN	1,400	1,400	0
JAMES ANTHONY SHARON & FRANCES M SHARON JT TEN	6,873	6,873	0
JAMES ARLOS YEAGER	1,373	1,373	0
JAMES ARTHUR PHILBROOK	673	673	0
JAMES ATHERTON DANSE	1,373	1,373	0
JAMES B APGAR	702	702	0
JAMES B BARDONER	677	677	0
JAMES B EDDLEMAN	2,097	2,097	0
JAMES B QUINN	1367	1367	0
JAMES B. CORDA	2728	2728	0
JAMES BAMBERGER CROSS	699	699	0
JAMES BARRY TRUESDELL	676	676	0
JAMES BRANTLEY	1,353	1,353	0
JAMES BRIAN ABERNATHY	678	678	0
JAMES BRIAN ROTH & JACKIE KAY ROTH JT TEN	672	672	0
JAMES BRICE & MARY BRICE JT TEN	5,369	5,369	0
JAMES BUCKHOUT AND NANCY BUCKHOUT JT TEN	1,400	1,400	0
JAMES BURGESS	13,407	13,407	0
JAMES C BENDER	3,459	3,459	0
JAMES C CONLEY JR & MARGARET S CONLEY JT TEN	134,443	134,443	0
JAMES C DOUGALL	672	672	0
JAMES C FLETCHER	1,344	1,344	0
JAMES C HOGAN	3,405	3,405	0
JAMES C REED	673	673	0
JAMES C STOLTE JR	6,783	6,783	0
JAMES C. KELSEY	1,392	1,392	0
JAMES CALI	2,749	2,749	0
JAMES CALI & JANICE CALI JT TEN	4,194	4,194	0
JAMES CALKINS & DEBORAH M CALKINS JT TEN	1,367	1,367	0
JAMES CALL	1,353	1,353	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JAMES CARROLL ERVIN & STEPHANIE ONEILL ERVIN JT TEN	1,342	1,342	0
JAMES CHRISTOPHER AMATO	13,512	13,512	0
JAMES CHRISTOPHER ARNOLD & PATRICIA ANN ARNOLD JT TEN	6,720	6,720	0
JAMES CHRISTOPHER BROWN	1,346	1,346	0
JAMES CHRISTOPHER MARTIN	1371	1371	0
JAMES CLEVELAND	3495	3495	0
JAMES COALE REVOCABLE TRUST (151)	2,710	2,710	0
JAMES CODY GANTT	2,696	2,696	0
JAMES COLEMAN	1354	1354	0
JAMES CONBOY	2,796	2,796	0
JAMES CONSTANTINE TSANTILAS & TAMMY LYNN TSANTILAS JT TEN	678	678	0
JAMES CREED SPANN	3460	3460	0
JAMES D KROTZER	1392	1392	0
JAMES D LEINO	700	700	0
JAMES D. MELLOS TR ZORA VON KAISERHOFF TRUST (152)	2,685	2,685	0
JAMES D. STRANGE	4,054	4,054	0
JAMES DALE BERENS	4,070	4,070	0
JAMES DAVIDSON	1,353,079	1,353,079	0
JAMES DAYTON ANDERSON	1372	1372	0
JAMES DEMARY	2050	2050	0
JAMES DEPIERRO	1,360	1,360	0
JAMES DIDIER	683	683	0
JAMES DOONER	1377	1377	0
JAMES DOUGLAS FLOOD	2,781	2,781	0
JAMES E CARLSON & GLORIA CARLSON JT TEN	681	681	0
JAMES E CARR	10,141	10,141	0
JAMES E EATON	674	674	0
JAMES E ELLIS	1353	1353	0
JAMES E HAYES	1,357	1,357	0
JAMES E STONE	6,765	6,765	0
JAMES E TAYLOR & CAROL A TAYLOR JT TEN	2740	2740	0
JAMES E. SAMLASKA & SHIRLEY S. SAMLASKA JT TEN	64,786	64,786	0
JAMES EDWARD BARNETTE	1,369	1,369	0
JAMES EDWARD BOYD	702	702	0
JAMES EDWARD CERVANTES	1389	1389	0
JAMES EDWARD FERRY JR	672	672	0
JAMES EDWARD SALE & HOLLY R SALE JT TEN	2,742	2,742	0
JAMES EDWARD SAMLASKA	3,501	3,501	0
JAMES ELDON STEELMAN	702	702	0
JAMES EMERICH	1,357	1,357	0
JAMES ERIC DEAN	10,148	10,148	0
JAMES ERIC SMITH & MONICA SILVIA MOORE JT TEN	681	681	0
JAMES ERYX MALCOLM	1,353	1,353	0
JAMES F CUJKO	685	685	0
JAMES F MCBAIN & JUDY MCBAIN JT TEN	3,441	3,441	0
JAMES F SILVA*	677	677	0
JAMES FRANCIS JERNIGAN	1,403	1,403	0
JAMES FRANCIS PORTER	677	677	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JAMES FRANCIS REDDINGTON	8,387	8,387	0
JAMES FRANK WELZIG	1,376	1,376	0
JAMES FREDERICK HART	678	678	0
JAMES G HOULAHAN	141,381	141,381	0
JAMES G. OXLEY	2,035	2,035	0
JAMES GAMBLE	673	673	0
JAMES GEORGE HARTMANN	2780	2780	0
JAMES GRAYSON WILSON	4078	4078	0
JAMES GRAYSON WILSON & WANDA GALE MILLER WILSON JT TEN	2,726	2,726	0
JAMES H COFFEY & ROSA MAR COELLO-COFFEY JT TEN	6,810	6,810	0
JAMES H NORTH	702	702	0
JAMES H. PALMER	1376	1376	0
JAMES H. PORTER	3,424	3,424	0
JAMES HALLOWELL HARDAWAY	694	694	0
JAMES HAROLD FLEMING JR	6,971	6,971	0
JAMES HAROLD GOULD	674	674	0
JAMES HARROWER & REBECCA HARROWER JT TEN	1,351	1,351	0
JAMES HARRY TYRPIN	702	702	0
JAMES HENRY GRAVES	3,490	3,490	0
JAMES HENRY KELLY & DAO NGUYEN KELLY JT TEN	688	688	0
JAMES HIEBERT	5,446	5,446	0
JAMES HINES & BENJAMIN HINES JT TEN	1,344	1,344	0
JAMES HUGHES	2,013	2,013	0
JAMES IOSUE	6,783	6,783	0
JAMES J CAMDEN & SHEILA CAMDEN JT TEN	1,363	1,363	0
JAMES J FASETTI & DENISE FASETTI JT TEN	686	686	0
JAMES J KOKOLIS	2,081	2,081	0
JAMES J LUGARESI & SUSAN LUGARESI JT TEN	2,720	2,720	0
JAMES J PETROVITS & MARIA T PETROVITS JT TEN	2,695	2,695	0
JAMES J ROCKHILL	1392	1392	0
JAMES J SULLIVAN & GINA SULLIVAN JT TEN	1,357	1,357	0
JAMES J WEBBER	1,371	1,371	0
JAMES J WOODCOCK & SANDRA D WOODCOCK JT TEN	1,384	1,384	0
JAMES JEFFREY TASHO	1390	1390	0
JAMES JOHN BARTON	40,859	40,859	0
JAMES JOHN GUERTLER	1,382	1,382	0
JAMES JOSEPH CAVIOLA	684	684	0
JAMES JOSEPH GUREVITCH	1,353	1,353	0
JAMES JOSEPH HOGAN	5,468	5,468	0
JAMES JOSEPH MANNING	2,778	2,778	0
JAMES JOSEPH O’HICKEY & MARCY O’HICKEY JT TEN	1,363	1,363	0
JAMES K FRANK	3,392	3,392	0
JAMES K WOODS	13,459	13,459	0
JAMES KEITH STEWART	1390	1390	0
JAMES KIRTLEY TIPPENS	1,351	1,351	0
JAMES KRACHT	5,564	5,564	0
JAMES KUMPAS & KATHLEEN KUMPAS JT TEN	3,423	3,423	0
JAMES L BERNARD	1356	1356	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JAMES L HUGHES	683	683	0
JAMES L ROGERS	6,815	6,815	0
JAMES L. RASCOE	6,783	6,783	0
JAMES LANA & JOANNE LANA JT TEN	2,699	2,699	0
JAMES LAWRENCE YEARGAN	1357	1357	0
JAMES LEDFORD	2,685	2,685	0
JAMES LEE RITENOUR	1,348	1,348	0
JAMES LEE RITENOUR & CODY JAMES RITENOUR JT TEN	3,378	3,378	0
JAMES LEFTWICH ROGERS III	673	673	0
JAMES LELAND NISSEN	13,477	13,477	0
JAMES LEVENTHAL	3,508	3,508	0
JAMES LOREN HEISLER & LINDA KAY HEISLER JT TEN	1,366	1,366	0
JAMES LYNN BROOKS	1,353	1,353	0
JAMES M ALARIO	2,046	2,046	0
JAMES M CROFT	1,348	1,348	0
JAMES M FAMEREE	1,346	1,346	0
JAMES M STRAWN	3,450	3,450	0
JAMES M YOUNG	1,360	1,360	0
JAMES M. WRIGHT & CARLA K. WRIGHT JT TEN	3,490	3,490	0
JAMES MARK M WOODRUFF* & LAURIE KAYE WOODRUFF JT TEN	673	673	0
JAMES MARTIN BREWER	6,756	6,756	0
JAMES MARTIN DAVOLI	2,726	2,726	0
JAMES MAUNDER	673	673	0
JAMES MCELWAIN	683	683	0
JAMES MCLELLAND & NANCY MCLELLAND JT TEN	3,356	3,356	0
JAMES MICHAEL ADAMS	692	692	0
JAMES MICHAEL BOLINGER	1345	1345	0
JAMES MICHAEL CHYMIY & AVA P CHYMIY JT TEN	1,375	1,375	0
JAMES MICHAEL LIEBLER	1382	1382	0
JAMES MICHAEL NORMILE	673	673	0
JAMES MICHAEL VENGLARIK	1,346	1,346	0
JAMES MICHAEL WELCH & NADINE MARIE WELCH JT TEN	1,392	1,392	0
JAMES MILLER & RHONDA MILLER JT TEN	2053	2053	0
JAMES MILROTH	6,914	6,914	0
JAMES MILSTEAD	680	680	0
JAMES MITCHELL THOMPSON	4,079	4,079	0
JAMES MOLLOY & ELSA MOLLOY JT TEN	2,040	2,040	0
JAMES MONTGOMERY & DARLENE MONTGOMERY JT TEN	2,810	2,810	0
JAMES MORRIS	1,384	1,384	0
JAMES MORRIS JACKSON & LINDSEY JACKSON JT TEN	2,094	2,094	0
JAMES NEAL STARKEY & STACY HODGES STARKEY JT TEN	697	697	0
JAMES NELLIGAN	1,348	1,348	0
JAMES P BURKE	1,405	1,405	0
JAMES P HOGAN	6,747	6,747	0
JAMES P KOTYK	2,692	2,692	0
JAMES PARNELL ELBERT	2,021	2,021	0
JAMES PATRICK MANOUSOS	2,699	2,699	0
JAMES PATRICK REDMOND & GLORIA E REDMOND JT TEN	1,400	1,400	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JAMES PATRICK ZIMMERMAN	699	699	0
JAMES PAUL NAQUIN	2,692	2,692	0
JAMES PETER MASTRONARDI	27,276	27,276	0
JAMES PETER ZITRICK	3410	3410	0
JAMES PHILIP CORDARO	2,720	2,720	0
JAMES POBRISLO & KAROL POBRISLO JT TEN	686	686	0
JAMES PROROCK & JOAN ZELMA PROROCK JT TEN	1,360	1,360	0
JAMES R CARROLL	695	695	0
JAMES R CROSS	2068	2068	0
JAMES R HOAGLAND	6,917	6,917	0
JAMES R HUSSEY & JASON LEE HUSSEY JT TEN	2,030	2,030	0
JAMES R JONES & DORIS JEAN JONES JT TEN	3,477	3,477	0
JAMES R JOYCE	1,353	1,353	0
JAMES R MORTON	1,405	1,405	0
JAMES R MURPHY	2079	2079	0
JAMES R NEAL AND SHERYL A NEAL FAMILY TRUST UAD 2024-05-15 (153)	1,396	1,396	0
JAMES R SABOFF	34,617	34,617	0
JAMES R SATCHER	9,634	9,634	0
JAMES R STEINMETZ JR.	6,810	6,810	0
JAMES RANCK	4,086	4,086	0
JAMES RANDONE & LYNNE STOESSER JT TEN	1387	1387	0
JAMES RAYMOND ARTZNER	1386	1386	0
JAMES RAYMOND MILLER	6,720	6,720	0
JAMES REICHERT	6,729	6,729	0
JAMES REYNOLDS HOOVER	677	677	0
JAMES RICHARD HENDREY	1,357	1,357	0
JAMES RICHARD LANG	1,396	1,396	0
JAMES RICHARD ORTEGA	673	673	0
JAMES RICHARD THOMPSON	1396	1396	0
JAMES ROBERT DARLINGTON	2750	2750	0
JAMES ROBERT DAVIS	671	671	0
JAMES ROBERT HUTCHISON	2,810	2,810	0
JAMES ROBERT SEAQUIST	13,566	13,566	0
JAMES ROBERT ZIMMERMAN	692	692	0
JAMES ROGER HART	1350	1350	0
JAMES RUDIE WANGLER	1,348	1,348	0
JAMES S GLADNEY 1992 REVOCABLE TRUST (154)	13,459	13,459	0
JAMES SALVADOR GIGRICH & REBECCA JANE GIGRICH JT TEN	676	676	0
JAMES SCHMAUS & CARLEEN SCHMAUS JT TEN	1,349	1,349	0
JAMES SCHMITZ & LISA SCHMITZ JT TEN	1,369	1,369	0
JAMES SCHUTTE	1362	1362	0
JAMES SCOTT ANDERSON & MICHELLE DENISE ANDERSON JT TEN	699	699	0
JAMES SCOTT FRASER & DARLA SUE FRASER JT TEN	1,373	1,373	0
JAMES SHANNON DAWSON	1,369	1,369	0
JAMES SINGLETON VAWTER	696	696	0
JAMES STEPHEN COFFEY	2,726	2,726	0
JAMES STEPHEN PARMAN	1391	1391	0
JAMES STEVENS NETTLES & PATRICIA A. NETTLES JT TEN	3,392	3,392	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JAMES T FIORE	1,389	1,389	0
JAMES TALKINGTON & DEBORAH TALKINGTON JT TEN	4,089	4,089	0
JAMES THOMAS ADAMS	3,369	3,369	0
JAMES THOMAS DAVIDSON	4,038	4,038	0
JAMES THOMAS KEIL	2,699	2,699	0
JAMES THOMAS KENNEY	1360	1360	0
JAMES THOMAS MCCART	702	702	0
JAMES THOMAS MURPHY*	1368	1368	0
JAMES TODD FALTER	2043	2043	0
JAMES TOLBERT WHITE* & GLENDA SUE WHITE JT TEN	2025	2025	0
JAMES TOLMAN CALDWELL MOORE	3,368	3,368	0
JAMES TRETTEL	2,772	2,772	0
JAMES TRIVELLI	671	671	0
JAMES V FLAIM & LORI A FLAIM JT TEN	1,360	1,360	0
JAMES V GIRGENTI	1404	1404	0
JAMES VICTOR BISCEGLIA	1365	1365	0
JAMES VINCENT DESTEFANO	3,365	3,365	0
JAMES VINCENT LATCH	1,346	1,346	0
JAMES W ARTHUR	1,376	1,376	0
JAMES W FORD JR & MICHELLE LYNN FORD JT TEN	1,346	1,346	0
JAMES W GAILEY	1,384	1,384	0
JAMES W GRAGG*	2042	2042	0
JAMES WAGNER BRASWELL	27,812	27,812	0
JAMES WALDVOGEL	3,369	3,369	0
JAMES WAYNE ROWLETT & DIANE BALD ROWLETT JT TEN	2,706	2,706	0
JAMES WESLEY CHAIRES	3,494	3,494	0
JAMES WESLEY ROWAN & NANCY J ROWAN JT TEN	677	677	0
JAMES WILLIAM BOSLER	2,729	2,729	0
JAMES WILLIAM BREDL & BARBARA JOAN BREDL JT TEN	676	676	0
JAMES WILLIAM KLUG	673	673	0
JAMES WILLIAM MCCLEAN & LISA AGUIRRE MCCLEAN JT TEN	1,376	1,376	0
JAMES WILTSE EMERY	678	678	0
JAMES WILVERT & CYNTHIA E WILVERT JT TEN	700	700	0
JAMES YOUNG HARVEY	3,448	3,448	0
JAMES ZECK	1,400	1,400	0
JAMES ZELCH	1,360	1,360	0
JAMES ZIMMERMAN & VICKY ZIMMERMAN JT TEN	1,357	1,357	0
JAMIE A ROBINSON	6,765	6,765	0
JAMIE D TUNNEY REVOCABLE TRUST UAD 1998-03-10 (155)	6,765	6,765	0
JAMIE DAVI	673	673	0
JAMIE DAVI & KATHY DAVI JT TEN	1,357	1,357	0
JAMIE JEAN KORUS	673	673	0
JANE B TOWLE & PAUL R TOWLE JT TEN	3,501	3,501	0
JANE BRADY	6,801	6,801	0
JANE BROOKS SNYDER & JEFFERY SIMS SNYDER JT TEN	692	692	0
JANE FARRIS	1,357	1,357	0
JANE GARVEY MATTOON & DANIEL JAMES MATTOON, SR. JT TEN	2,030	2,030	0
JANE KERN BROOKS	3,418	3,418	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JANE M DUFFIELD	11,707	11,707	0
JANE MCCROARY	6,846	6,846	0
JANE NEUMAN	3,432	3,432	0
JANE PATRICIA RICE	698	698	0
JANE SCANLAND PETERSON	671	671	0
JANEL CREVISTON & DANIEL CREVISTON JT TEN	681	681	0
JANET CODLEY	1,396	1,396	0
JANET M DOLAK	1384	1384	0
JANET MANTOVANI	2,094	2,094	0
JANET MARIE GARCIA	7,016	7,016	0
JANET MARIE GARCIA & MARK WAYNE GARCIA JT TEN	2,731	2,731	0
JANET MARIE GIROUX	2075	2075	0
JANET MARIE GIROUX & JESSICA LAMBERT JT TEN	1,400	1,400	0
JANET MARIE RAYMAN	678	678	0
JANET SHARON DINIZ	3434	3434	0
JANET SPIRO MARTIN	2735	2735	0
JANICE B. TURRISI & ROBERT JOSEPH TURRISI JT TEN	1,353	1,353	0
JANICE D PIERCE	673	673	0
JANICE D REYHER	697	697	0
JANICE H MOLL	2,724	2,724	0
JANICE JAKUBOWSKI	688	688	0
JANICE R L’HOMMEDIEU	1,341	1,341	0
JANICE SHAPIRO HUNTER	1,346	1,346	0
JANICE WILLIAMS	700	700	0
JANINA OKRASA	5,503	5,503	0
JANIS B HOLLERITH	5,591	5,591	0
JANIS K YOUNG	1,363	1,363	0
JARED BOGUE	1391	1391	0
JARED LEE MCGARY	1,357	1,357	0
JARED MICHAEL ALLEN	1,349	1,349	0
JARRED DAVID SCHLENER & MARY JEANNE SCHLENER JT TEN	1,346	1,346	0
JASMINE BASHA	673	673	0
JASON ALEXANDER NOVACK	2,742	2,742	0
JASON ANTHONY SCERRI	681	681	0
JASON BOULAY	674	674	0
JASON C. KNAPP REVOCABLE LIVING TRUST UAD 2011-08-07 (156)	13,566	13,566	0
JASON D HASSON	1,398	1,398	0
JASON EDWARD WESLEY	1,384	1,384	0
JASON GLASSMAN	2,107	2,107	0
JASON GOOLSBY	1,346	1,346	0
JASON J. C. LOUIE	6,841	6,841	0
JASON JINHYUNG KIM	6,841	6,841	0
JASON KING GRIFFIN	70,569	70,569	0
JASON KURZ* & JENNIFER KURZ JT TEN	1,348	1,348	0
JASON LEE WALKER*	5,426	5,426	0
JASON NICHOLAS REPCHAK	674	674	0
JASON PAUL GIBSON	1,360	1,360	0
JASON SCOTT GLASSER & MICHELLE GLASSER JT TEN	2,040	2,040	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JASON STEPHEN BRADT	3,512	3,512	0
JASON WILLCOX & AMY WILLCOX JT TEN	2,706	2,706	0
JAVIER BOU	673	673	0
JAVIER MURPHY & SONIA MURPHY JT TEN	6,882	6,882	0
JAY B DE POL	694	694	0
JAY B DE POL & KATHLEEN M. DE POL JT TEN	685	685	0
JAY BARRINGTON	1,360	1,360	0
JAY BRADBURY	1,405	1,405	0
JAY DEAN MCKEE & JENNIFER ANNE MCKEE JT TEN	697	697	0
JAY H UNDERWOOD	673	673	0
JAY KUGLER	2,810	2,810	0
JAY L CRAMBLIT LIVING TRUST (157)	3,441	3,441	0
JAY LEVENSON	702	702	0
JAY RAYMOND WALCH & DEBBIE WARNER WALCH JT TEN	675	675	0
JAY RICHARD WARNER JR.	1,353	1,353	0
JAY RONALD RISSER & BETTI S RISSER JT TEN	3,383	3,383	0
JAY SEXTON	1392	1392	0
JAY TERENCE KNOTT	1,360	1,360	0
JAY VINCENT	2,040	2,040	0
JAYARAM MULUPURU & SRIMANI MULUPURU JT TEN	2,035	2,035	0
JD HAMMER TRUST (158)	681	681	0
JEAN GARRETT	2,030	2,030	0
JEAN GRIESHABER	1,376	1,376	0
JEAN HANLEY	673	673	0
JEAN MARIE STRAFFORD	2,720	2,720	0
JEAN MCNEAR	696	696	0
JEAN PAUL LIPS & ANA GUADALUPE LIPS JT TEN	3,481	3,481	0
JEAN PETER VREULS	2,739	2,739	0
JEAN-CLAUDE CORNET & JUDY CORNET JT TEN	6,783	6,783	0
JEANETTE BRADLEY	2023	2023	0
JEANETTE HEDRICK	3,494	3,494	0
JEANETTE NORRIS	3,356	3,356	0
JEANINE RAGUSA	694	694	0
JEANNE A TROIANO	2,031	2,031	0
JEANNE ANN HEYS & RICHARD G HEYS JT TEN	674	674	0
JEANNE COUDERT	672	672	0
JEANNE ELIZABETH YOUNG & FRED CHARLES YOUNG JT TEN	14,776	14,776	0
JEANNE S WEINMAN	6,906	6,906	0
JEANNETTE D BALDINO	1,357	1,357	0
JEANNETTE S CLARK	3,433	3,433	0
JEANNIE C. BALL REVOCABLE TRUST (159)	4,124	4,124	0
JEANNINE RUTH KOLL & CHRIS MICHAEL KOLL JT TEN	1,346	1,346	0
JED ROBERT HEISEL & PAMELA S HEISEL JT TEN	3,472	3,472	0
JEFF ALAN ROSEN	1356	1356	0
JEFF ALBANESE	6,750	6,750	0
JEFF ANDERSON	675	675	0
JEFF BOWERS	1,348	1,348	0
JEFF BRIAN GERHART*	676	676	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JEFF DARRELL SMITH	3,374	3,374	0
JEFF GRUEBEL	673	673	0
JEFF HENDRICKS	2,774	2,774	0
JEFF JACQUIN	2088	2088	0
JEFF JENSEN	2786	2786	0
JEFF L AUGSPURGER	1347	1347	0
JEFF LAVINO	681	681	0
JEFF LEWIS	1,369	1,369	0
JEFF R ALENDER	7,002	7,002	0
JEFF SHOUP	5,509	5,509	0
JEFF STOTERAU	675	675	0
JEFF WEILER	2,706	2,706	0
JEFFERSON DRIES	680	680	0
JEFFERSON PENNINGTON	1,375	1,375	0
JEFFERY ALLEN SHAKE & NANCY JOANN SHAKE JT TEN	2,708	2,708	0
JEFFERY CHARLES BENDICK & KIMBERLY ANN BENDICK JT TEN	2082	2082	0
JEFFERY JOHN CAHILL	5,403	5,403	0
JEFFREY A BOWLBY	26,917	26,917	0
JEFFREY A DASH	1,357	1,357	0
JEFFREY ALLAN RAY	1,360	1,360	0
JEFFREY ALLEN RILEY & PATRICIA ANNE RILEY JT TEN	1,353	1,353	0
JEFFREY ANDRETTI	7,002	7,002	0
JEFFREY ARNDT*	1360	1360	0
JEFFREY CARL KORDENBROCK & SUZANNE MARIE KORDENBROCK JT TEN	2,685	2,685	0
JEFFREY CHASE PEPIN	1352	1352	0
JEFFREY CLARK COLE	673	673	0
JEFFREY CURTIS INGRUM	13,602	13,602	0
JEFFREY CUTTER*	16,827	16,827	0
JEFFREY CUTTER* & JILL CUTTER JT TEN	3,477	3,477	0
JEFFREY DAVID MILLS	673	673	0
JEFFREY DAVID MILLS & MARY MILLS JT TEN	1,357	1,357	0
JEFFREY DENNIS SABLOFF	2,019	2,019	0
JEFFREY EPSTEIN	1354	1354	0
JEFFREY ETTUS LAWRENCE & MELINDA M LAWRENCE JT TEN	6,783	6,783	0
JEFFREY EVERETT FARSTER & LEAH ALLISON FARSTER JT TEN	2,695	2,695	0
JEFFREY GENTRY	2,806	2,806	0
JEFFREY GLENN STRAUS	2,731	2,731	0
JEFFREY GOLDBERG	1,353	1,353	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JEFFREY GOLDBERG & ROBIN GOLDBERG JT TEN	1,400	1,400	0
JEFFREY GROBER	1,363	1,363	0
JEFFREY GROBER & DEBRA GROBER JT TEN	1,348	1,348	0
JEFFREY HAUTH	2,753	2,753	0
JEFFREY I PIKE	1,353	1,353	0
JEFFREY J CARLSON TRUST UAD 2003-06-20 (160)	1,353	1,353	0
JEFFREY J SEMPRIMOZNIK & PEGGY A SEMPRIMOZNIK JT TEN	1,346	1,346	0
JEFFREY JACOBER	677	677	0
JEFFREY JAMES GRIFFITHS	1390	1390	0
JEFFREY JOHN KOWALSKI	1353	1353	0
JEFFREY JOHN ROUSSEAU*	2,031	2,031	0
JEFFREY JONES	2,097	2,097	0
JEFFREY JOSEPH GIBBS	1,344	1,344	0
JEFFREY JOSEPH STRODE & GINA RENAE STRODE JT TEN	2,016	2,016	0
JEFFREY KENNETH O’NEIL	6,729	6,729	0
JEFFREY KOGAN	6,711	6,711	0
JEFFREY LAYNE PUNDT	1,400	1,400	0
JEFFREY LEE MALCOMB	1,351	1,351	0
JEFFREY LYNN SMITH	4,116	4,116	0
JEFFREY M BAENEN	1,398	1,398	0
JEFFREY M BYHAM & MOLLY S BYHAM JT TEN	677	677	0
JEFFREY MARTIN & SUSAN MARTIN JT TEN	680	680	0
JEFFREY MENDICINO	5,534	5,534	0
JEFFREY MENDICINO & ROSANNA MENDICINO JT TEN	1,383	1,383	0
JEFFREY MICHAEL WELSH	2,745	2,745	0
JEFFREY N CHAVALIA	674	674	0
JEFFREY PAUL WALKER	685	685	0
JEFFREY R LONG & MARY CATHERINE LONG JT TEN	3,405	3,405	0
JEFFREY RAGNVALD ERVICK	1,353	1,353	0
JEFFREY RICHARD VAN INWEGEN	5,527	5,527	0
JEFFREY ROBERT HAND	683	683	0
JEFFREY ROBERT PARKIN	2,726	2,726	0
JEFFREY ROBERT WENGER	7,025	7,025	0
JEFFREY ROSENBERG	3,454	3,454	0
JEFFREY S GORDON	6,837	6,837	0
JEFFREY SCOTT & KAREN WIMBERLEY JT TEN	1,360	1,360	0
JEFFREY SCOTT MORAN	1,367	1,367	0
JEFFREY STUPPLER & JENNIFER M CAMPO JT TEN	680	680	0
JEFFREY THOMAS GROSS	3,512	3,512	0
JEFFREY W GRISWOLD	6,783	6,783	0
JEFFREY WADOVICK	7,002	7,002	0
JEFFREY WAYNE ROGERS	1,357	1,357	0
JEFFREY WEINER & CATHERINE ANN FERRARO-WEINER JT TEN	1,400	1,400	0
JEFFREY WENDEL	2,713	2,713	0
JEFFREY WILLIAM STUBBS	3,426	3,426	0
JEFFRY JAMES	2,710	2,710	0
JENNETTE BRICKMAN	2,753	2,753	0
JENNIFER ARTHUR	2,753	2,753	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JENNIFER HALE	1,348	1,348	0
JENNIFER HEROLD ARSENAULT & MICHAEL PAUL ARSENAULT JT TEN	6,765	6,765	0
JENNIFER HOM	1404	1404	0
JENNIFER HOM & MICHAEL HOM JT TEN	2767	2767	0
JENNIFER KLARIC	2,040	2,040	0
JENNIFER L ROSTAMABADI-COOK	1,353	1,353	0
JENNIFER LEA CLEARY	2,702	2,702	0
JENNIFER LISA BUCHANAN	699	699	0
JENNIFER MITCHELL TOWNER	684	684	0
JENNIFER S ACKLEY	2,048	2,048	0
JENNIFER SCHLITTEN	1381	1381	0
JENNIFER WARREN-SMITH & ANDREW SMITH JT TEN	1,346	1,346	0
JENNIFER WILBERT	2,726	2,726	0
JENNY KIMBRELL	673	673	0
JERALD ALLEN TURBOFF	6,756	6,756	0
JERALD BUSEMAN	674	674	0
JERALD JAY JENSEN	6,828	6,828	0
JEREMY ANDREASEN	2,753	2,753	0
JEREMY DAVIS	680	680	0
JEREMY DEMPSEY	2,810	2,810	0
JEREMY DOUGLAS HILL	1354	1354	0
JEREMY JANSSEN	683	683	0
JEREMY LEE WOLF & JANNA MARIE WOLF JT TEN	1,375	1,375	0
JEREMY LOUDEN	684	684	0
JEREMY NATHANIEL CLARK	2042	2042	0
JEREMY NATHANIEL CLARK & KIMBERLY WILSON CLARK JT TEN	700	700	0
JEREMY SCOTT DAY & KIMBERLY ANN DAY JT TEN	676	676	0
JEREMY WILSON	676	676	0
JERI DEE PROPHET	13,477	13,477	0
JERI JEAN DOWNEY	20,349	20,349	0
JEROLD LEVEY	1,351	1,351	0
JEROLD ZELINSKY	1,366	1,366	0
JEROME ANTHONY RENDA	697	697	0
JEROME C. ROBINSON	1,396	1,396	0
JEROME CHARLES ROBINSON & PHYLLIS JANE ROBINSON JT TEN	688	688	0
JEROME FRANK BUCH & MARY CATHERINE BUCH JT TEN	6,944	6,944	0
JEROME GALILEY & DEBORAH ELLIOT JT TEN	6,810	6,810	0
JEROME HOEHN	694	694	0
JEROME J. LOMBARDO	13,566	13,566	0
JEROME M DOUGLAS	694	694	0
JERROD BETZ	8,113	8,113	0
JERRY BAUER	1,348	1,348	0
JERRY BONN	680	680	0
JERRY BUTCHKO & LAURA BOTELER JT TEN	2,688	2,688	0
JERRY BUZZETTA & BARBARA BUZZETTA JT TEN	673	673	0
JERRY DARIN GRABER & CHERENE GRABER JT TEN	1,376	1,376	0
JERRY DAVID HARVEY & THANH THUY L HARVEY JT TEN	1,353	1,353	0
JERRY E PRUITT JR & GABRIELLE U PRUITT JT TEN	4,038	4,038	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JERRY FIGLIOLINO	2745	2745	0
JERRY FRAJDENBERG	1350	1350	0
JERRY GARRETT MOYERS & JUNE ELIZABETH BEAMER JT TEN	673	673	0
JERRY H HARMON & JEAN K HARMON JT TEN	673	673	0
JERRY HOYT	681	681	0
JERRY J KOSMAN & PEGGY DIANE KOSMAN JT TEN	2,699	2,699	0
JERRY J. ZIMERLE TRUST UAD 2011-03-23 (161)	688	688	0
JERRY JOSEPH BALEY	2,702	2,702	0
JERRY L HENSON & KATHY L HENSON JT TEN	700	700	0
JERRY M BURDETTE	2,706	2,706	0
JERRY M PRIEST & DIANE MARIE PRIEST JT TEN	678	678	0
JERRY MAESKY	1,366	1,366	0
JERRY MARTIN COLLARINI	2,767	2,767	0
JERRY MILLER	671	671	0
JERRY PAUL CAMERON	2,052	2,052	0
JERRY PAUL CAMERON & LINDA ELLEN CAMERON JT TEN	1,394	1,394	0
JERRY ROSENSTEIN & CYNTHIA ROSENSTEIN JT TEN	3,418	3,418	0
JERRY T SASSER & CAMMIE DIANE SASSER JT TEN	1355	1355	0
JERRY TURNER BRANNER	2,755	2,755	0
JERRY W FERGUSON	1,353	1,353	0
JERRY WAYNE KIESTLER	1376	1376	0
JERRY WAYNE SMITH	13,494	13,494	0
JESS AND DOLORES MCQUEEN 2005 REVOCABLE TRUST UAD 2021-09-28 (162)	13,477	13,477	0
JESSE BATISTE BOISSEAU & MENDY LEANETTE BOISSEAU JT TEN	2,788	2,788	0
JESSE BLACKWELDER & SHERRI BLACKWELDER JT TEN	1,376	1,376	0
JESSE C HURLEY & DEBRA HURLEY JT TEN	2,742	2,742	0
JESSE ORRIN MATSON & MARTA RUTH MATSON JT TEN	6,782	6,782	0
JESSE VICTOR DEBUSSCHERE	2,716	2,716	0
JESSICA E COREY	1,348	1,348	0
JESSICA LILLY & DANIEL THOMPSON JT TEN	1,353	1,353	0
JESSICA LOGSDON	700	700	0
JESSICA NGUYEN	692	692	0
JESUS ANDRES DOMINGUEZ & ELIZABETH D. DOMINGUEZ JT TEN	1,384	1,384	0
JESUS LIZARZABURU	2,062	2,062	0
JESUS LIZARZABURU & BARBARA LYNNE LIZARZABURU JT TEN	1,389	1,389	0
JFK ROTH LLC (163)	2747	2747	0
JI YEON CHUNG	3,369	3,369	0
JIE SHEN	4,107	4,107	0
JILL BOGGS	2,720	2,720	0
JIM BERRY	2,701	2,701	0
JIM BRADDOCK HARVEY	672	672	0
JIM BUTLER	2,019	2,019	0
JIM DORN & JAN V. DORN JT TEN	1,357	1,357	0
JIM FITZSIMMONS	4,123	4,123	0
JIM G GLASS	6,711	6,711	0
JIM HABEGGER	2,749	2,749	0
JIM MOYLAN	1,367	1,367	0
JIM NOBLE	1355	1355	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JIM PERRY & LYNDA PERRY JT TEN	13,459	13,459	0
JIM RENAUD	4,059	4,059	0
JIM SALLABERRY & SUSAN B SALLABERRY JT TEN	4,817	4,817	0
JIM SIDIROPOULOS	13,441	13,441	0
JIM TOFILON	13,767	13,767	0
JIMMY DON NALLS & MADIE FAYE NALLS JT TEN	1,383	1,383	0
JIMMY LEWIS RATCLIFF	700	700	0
JIMMY TAYLOR	2070	2070	0
JITENDRA M RATHOD	3,374	3,374	0
JIWEI YANG	1,375	1,375	0
JNC GEN5 LLC (164)	13,673	13,673	0
JO ANN MEDICA & CARLOS M MEDICA JT TEN	2692	2692	0
JOALAN VICTOR FULLER	2062	2062	0
JOAN ADAIR WALKER ANDERSON	684	684	0
JOAN CHRISTINE BASTOW	677	677	0
JOAN LILLIAN STREET	5,437	5,437	0
JOAN LORAINE BERDELA & GLENN WILLIAM BERDELA SR. JT TEN	8,325	8,325	0
JOAN LOUISE BERGSTROM	4,736	4,736	0
JOAN M ALETTO RVOC TRUST (165)	2,774	2,774	0
JOAN TARBOX	3,423	3,423	0
JOAN W LUNDHOLM	1,351	1,351	0
JOAN WEISS	678	678	0
JOANN POWERS	1,369	1,369	0
JOANN ROSS	700	700	0
JOANNE CORDEIRO REV TRUST (166)	1,357	1,357	0
JOANNE KLIMEK MALSTROM & RICHARD LEN MALSTROM JT TEN	1,375	1,375	0
JODEAN CARDONE	1,360	1,360	0
JODI SCRIBNER & BRYAN SCRIBNER JT TEN	6,908	6,908	0
JODIE ALAN BUEHLER & MARY SAXON BUEHLER JT TEN	1363	1363	0
JODIE J PROCTOR & PAUL M PROCTOR JT TEN	1,376	1,376	0
JODY JIM BROWN	6,908	6,908	0
JODY SCOTT BRENNER	681	681	0
JODY STANTON	4,734	4,734	0
JOE B JENKINS	2071	2071	0
JOE BOZZELLI	2,713	2,713	0
JOE CLIFFORD CUNNINGHAM	1394	1394	0
JOE DON ROONEY	6,765	6,765	0
JOE E. PULLIN	6,738	6,738	0
JOE H GHANEM	2,695	2,695	0
JOE LEE STRUNK	702	702	0
JOE LEIJA & CELIA LEIJA JT TEN	684	684	0
JOE LEWIS JOSEPH	674	674	0
JOE MERINGOLO	1,360	1,360	0
JOE MILTON KOGER II	1,349	1,349	0
JOE PENLAND SR	34,810	34,810	0
JOE RICK	2,716	2,716	0
JOE SITTON	1,400	1,400	0
JOEL C HAMSHER	1,405	1,405	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JOEL C ROTHMAN & JOYCE ROTHMAN JT TEN	699	699	0
JOEL DAVID CLARFIELD	1,348	1,348	0
JOEL DWAYNE STAFFORD	673	673	0
JOEL EUGENE SINN	1356	1356	0
JOEL GOLDFRIT	700	700	0
JOEL GOOLSBY & APPLIS GOOLSBY JT TEN	4,038	4,038	0
JOEL J RATZKER	680	680	0
JOEL L KRISTAL	688	688	0
JOEL PARKER	673	673	0
JOEL STEPHEN ANDRE	1,360	1,360	0
JOEL T MARTIN	1,353	1,353	0
JOHAN VAN DALEN	3,423	3,423	0
JOHANNA RELLA	688	688	0
JOHN & GLENDA GURRIERI & GLENDA GURRIERI JT TEN	1,400	1,400	0
JOHN A CAIAZZO & LINDA A CAIAZZO JT TEN	13,459	13,459	0
JOHN A CLAYTON	3,374	3,374	0
JOHN A COUPELL	702	702	0
JOHN A DAVIS	1,353	1,353	0
JOHN A DAVIS & CHERYL J DAVIS JT TEN	1,357	1,357	0
JOHN A KEEFE & TIZIANA BUZZI JT TEN	2,800	2,800	0
JOHN A LAW & HELEN H LAW JT TEN	1,360	1,360	0
JOHN A PETRUZZIELLO	1,403	1,403	0
JOHN A SHUKA & SHELLY L SHUKA JT TEN	3,418	3,418	0
JOHN A STENHOUSE	3,400	3,400	0
JOHN A VITTERS*	1,346	1,346	0
JOHN A WENNING	673	673	0
JOHN ALAN GARRISON	1377	1377	0
JOHN ALBERT COMINO	1,405	1,405	0
JOHN ALDEN MORIARTY	6,901	6,901	0
JOHN ALLAN FESSLER	700	700	0
JOHN ALLAN MIRABELLA	3,405	3,405	0
JOHN ALVARO HUNTER	699	699	0
JOHN AND CAROL HOSKINS FAMILY TRUST (167)	681	681	0
JOHN ANDREW MORRISON	674	674	0
JOHN ANGELILLO	34,514	34,514	0
JOHN ANGIOLILLO	2,724	2,724	0
JOHN ANOOSHIAN	694	694	0
JOHN ANTHONY BALCHUNAS	2051	2051	0
JOHN ANTHONY DULKO & JOAN DULKO JT TEN	678	678	0
JOHN ANTHONY LAROCCO*	14,888	14,888	0
JOHN ARMAND COHAN	677	677	0
JOHN ARTHUR DRAPER*	1,342	1,342	0
JOHN ARTHUR FOLEY*	1360	1360	0
JOHN ASHLEY JUERGENS	2,054	2,054	0
JOHN ASHLEY JUERGENS & GEORGEANNE WRIGHT JT TEN	692	692	0
JOHN ATLEE	13,477	13,477	0
JOHN B CARSON JR.	3,369	3,369	0
JOHN B DEVLIEGER	3,365	3,365	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JOHN B KELMAN	6,720	6,720	0
JOHN B KOCH & KRISTI G KOCH JT TEN	681	681	0
JOHN BAKHIT	677	677	0
JOHN BARBIERI	13,459	13,459	0
JOHN BEDROSSIAN	685	685	0
JOHN BIANCHI	5,383	5,383	0
JOHN BIANCHI & SANDRA P BIANCHI JT TEN	1,392	1,392	0
JOHN BLAINE PRATT	702	702	0
JOHN BLAINE PRATT & CANDICE M PRATT JT TEN	1,375	1,375	0
JOHN BRADFORD DOYLE & LISA JEANNE DOYLE JT TEN	674	674	0
JOHN BRADFORD SHIRLEY	3,365	3,365	0
JOHN BRIAN RUDY	2,710	2,710	0
JOHN BURKLAND	13,530	13,530	0
JOHN BURNS	1,346	1,346	0
JOHN BURWELL & CATHERINE BURWELL JT TEN	2,685	2,685	0
JOHN C BURKHARDT	1,371	1,371	0
JOHN C SACCENTI	677	677	0
JOHN C. SHATSWELL & TINA M. SHATSWELL JT TEN	3,501	3,501	0
JOHN CALDARELLA & CAROL CALDARELLA JT TEN	1,357	1,357	0
JOHN CARLTON CASTLE	13,530	13,530	0
JOHN CARLTON CASTLE & WENDY SUE CASTLE JT TEN	13,727	13,727	0
JOHN CARMICHAEL*	673	673	0
JOHN CARRNS	676	676	0
JOHN CHARLES ANDERSON & MALAKA RAE ANDERSON JT TEN	1,348	1,348	0
JOHN CHARLES MITCHELL	1,351	1,351	0
JOHN CHARLES SWARTZ	4,089	4,089	0
JOHN CHAROS	673	673	0
JOHN CHAROS & PATTY CHAROS JT TEN	676	676	0
JOHN CHARSHAFIAN	6,901	6,901	0
JOHN CHASE DAME & KRISTINA DAME JT TEN	688	688	0
JOHN CHESTER HOLT JR	4,159	4,159	0
JOHN CHOMYN	2061	2061	0
JOHN CHRISTOPHER GRECULA & MICHAEL JOSEPH GRECULA JT TEN	3,392	3,392	0
JOHN CHRISTOPHER LYNCH	8366	8366	0
JOHN COLFER	6,801	6,801	0
JOHN CORRIGAN & JANET CORRIGAN JT TEN	1,348	1,348	0
JOHN COSTELLO	686	686	0
JOHN CROUCH BIGHAM III & MARGARET JEAN BIGHAM JT TEN	1,389	1,389	0
JOHN CURRAN SMITH	2,796	2,796	0
JOHN CURTIS & MARY LOU CURTIS JT TEN	2,713	2,713	0
JOHN D ABRAHAMSON	678	678	0
JOHN D DRAKE	14,003	14,003	0
JOHN D FRANGOULIS	685	685	0
JOHN D GORENZ	2038	2038	0
JOHN D MCCARREN	673	673	0
JOHN D NELSON	688	688	0
JOHN D O’NEAL	702	702	0
JOHN DAVID MATHEWSON	4,095	4,095	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JOHN DAVID MCENTEE	13,906	13,906	0
JOHN DAVID NORRIS	698	698	0
JOHN DAVID PROSOCK & BARBARA A PROSOCK JT TEN	1,400	1,400	0
JOHN DAVID SANDERS	2,713	2,713	0
JOHN DAVIN SMALLRIDGE	1,353	1,353	0
JOHN DE TRANA	4,070	4,070	0
JOHN DENNIS MCCLOSKEY	1356	1356	0
JOHN DENNIS RUSZKOWSKI	2,062	2,062	0
JOHN DENTON BANKSON, JR. & SUSAN BRUCE BANKSON JT TEN	1,353	1,353	0
JOHN DEPPEN	2,030	2,030	0
JOHN DICARLO & NANCY JANE DICARLO JT TEN	672	672	0
JOHN DOUGHERTY*	677	677	0
JOHN E ENG	676	676	0
JOHN E HACHIYA & BRENDA A HACHIYA JT TEN	2,699	2,699	0
JOHN E PHELAN	13,656	13,656	0
JOHN E TEXTER	702	702	0
JOHN EARLE REDFEARN	702	702	0
JOHN EDWARD GARLINGER	1,405	1,405	0
JOHN EDWARD HEIN & JANINE NATALIE HEIN JT TEN	1,357	1,357	0
JOHN EDWARD HOOPMAN	4,087	4,087	0
JOHN EDWARD JUNEAU & BARBARA FRISBIE JUNEAU JT TEN	694	694	0
JOHN EDWARD KOLAT	688	688	0
JOHN EDWARD LEE	698	698	0
JOHN EDWARD MCLAUGHLIN	6,783	6,783	0
JOHN EGAN & BERNADETTE BRADY EGAN JT TEN	673	673	0
JOHN ESTEVES	9,802	9,802	0
JOHN F CAMP	1,353	1,353	0
JOHN F CAMP & DEBORAH A CAMP JT TEN	2,792	2,792	0
JOHN F DZURAK	671	671	0
JOHN F GILLESPIE	671	671	0
JOHN F MOWRER III	4,054	4,054	0
JOHN F TORPEY JR & CYNTHIA CHANG TORPEY JT TEN	1,366	1,366	0
JOHN F VITT	696	696	0
JOHN F YAGLENSKI & KATHLEEN MARY YAGLENSKI JT TEN	3,392	3,392	0
JOHN FIGUEROA	6,980	6,980	0
JOHN FLOYD SWILLEY & LAUREL KNUCKLES SWILLEY JT TEN	6,765	6,765	0
JOHN FOUNTAIN	676	676	0
JOHN FRANCIS HEALEY	3,378	3,378	0
JOHN FRANCIS SCANLON	1,362	1,362	0
JOHN FRANCIS SHEARER	1,389	1,389	0
JOHN FRANCIS ST LEGER & MARGARET LYN ST LEGER JT TEN	34,944	34,944	0
JOHN FREDERICK JR	1,346	1,346	0
JOHN FROMMER & PHYLLIS FROMMER JT TEN	680	680	0
JOHN FUTTER	673	673	0
JOHN G HOGAN	20,567	20,567	0
JOHN G JONES & CHERYL K JONES JT TEN	673	673	0
JOHN G KYLE	6,837	6,837	0
JOHN G MOHLER JR	1,369	1,369	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JOHN G MOHLER JR & CONCETTA M MOHLER JT TEN	3,441	3,441	0
JOHN GANIS & CATALINA GANIS JT TEN	685	685	0
JOHN GARLAND WASHINGTON	6,729	6,729	0
JOHN GEANEOTES & KAREN LYNN GEANEOTES JT TEN	1,344	1,344	0
JOHN GIUFFRE	13,459	13,459	0
JOHN GONZALEZ MARTINEZ	1,351	1,351	0
JOHN GREGORY KATZ	3,392	3,392	0
JOHN GURRIERI & GLENDA GURRIERI JT TEN	2,735	2,735	0
JOHN GURZINSKI	3,407	3,407	0
JOHN H AKOURY	1,392	1,392	0
JOHN H BOYETTE & DOROTHY WHITLEY BOYETTE JT TEN	6,738	6,738	0
JOHN H DIEPOLD, JR.	2,688	2,688	0
JOHN H KINDT	1,405	1,405	0
JOHN H KINGSTON	34,649	34,649	0
JOHN H ROBICHAUX	2,763	2,763	0
JOHN HADLEY & KATHLEEN HADLEY JT TEN	2,749	2,749	0
JOHN HANNIS MIZE	4,089	4,089	0
JOHN HAYDEN PHELPS	20,235	20,235	0
JOHN HENRY CARNES & NANCY LAI CARNES JT TEN	1354	1354	0
JOHN HERON	3,423	3,423	0
JOHN HESSEN	6,765	6,765	0
JOHN HOLZER	2,692	2,692	0
JOHN HUGHES	674	674	0
JOHN IMPAGLIAZZO	1,348	1,348	0
JOHN J ALFANO	1,376	1,376	0
JOHN J BASKA	671	671	0
JOHN J DAVIS	2,097	2,097	0
JOHN J DEL GAISO	1,383	1,383	0
JOHN J DREWNIANY & MARY ELIZABETH DREWNIANY JT TEN	694	694	0
JOHN J FLUEHR AND ELIZABETH A FLUEHR REVOCABLE TRUST (168)	683	683	0
JOHN J GABEL	2,713	2,713	0
JOHN J KOVACS JR*	2,030	2,030	0
JOHN J MCNAMEE JR & YAROSLAVA MCNAMEE JT TEN	12,803	12,803	0
JOHN J MURPHY	2,702	2,702	0
JOHN J PAVLAK	1,387	1,387	0
JOHN JACOB SOLTIS & JOSEFINA CASILLAS-SOLTIS JT TEN	697	697	0
JOHN JAMES WASNER & SUE ELLEN WASNER JT TEN	695	695	0
JOHN JAMES WILSON	675	675	0
JOHN JANUS	674	674	0
JOHN JOHNSON & DEBORAH LYNNE JOHNSON JT TEN	1,346	1,346	0
JOHN JOSEPH CAMPBELL JR & MY THANH THI DINH JT TEN	1,400	1,400	0
JOHN JOSEPH GRECO	673	673	0
JOHN JOSEPH HOUGHTON & LISA HOUGHTON JT TEN	2046	2046	0
JOHN JOSEPH KUK	702	702	0
JOHN JOSEPH OCONNOR	6,720	6,720	0
JOHN JOSEPH SEELY	1,349	1,349	0
JOHN K FORST	1,400	1,400	0
JOHN K KULA	678	678	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JOHN K OLSON	674	674	0
JOHN K PHILLIPS	699	699	0
JOHN KEAN ROOSEVELT	6,765	6,765	0
JOHN KEAN ROOSEVELT & CAROL ROOSEVELT JT TEN	6,837	6,837	0
JOHN KEITH OLIVERI	1,360	1,360	0
JOHN KLOSEK & JANICE KLOSEK JT TEN	2,713	2,713	0
JOHN KLUEPPEL & MARILYN FRANKLIN KLUEPPEL JT TEN	673	673	0
JOHN KNAPP	9,645	9,645	0
JOHN KRAUS	673	673	0
JOHN KYRIAZIS & ANNMARIE ALEXIS KYRIAZIS JT TEN	678	678	0
JOHN L BOOHER	5,534	5,534	0
JOHN L JOHNSON	702	702	0
JOHN L SCHWALBE	1,392	1,392	0
JOHN L TOME & ARLETTE F TOME JT TEN	4,054	4,054	0
JOHN LAGE & MARIA A MANTILLA JT TEN	1,400	1,400	0
JOHN LAKEMAN	2026	2026	0
JOHN LEE DETTBARN	678	678	0
JOHN LEWIS STEINBERGER & ROBIN ELIZABETH STEINBERGER JT TEN	1,384	1,384	0
JOHN LINDAHL	678	678	0
JOHN LOUIS PETERSON & LINDA GAIL PETERSON JT TEN	2696	2696	0
JOHN M BRADY	3,451	3,451	0
JOHN M CAPPELLO	688	688	0
JOHN M ECKERT	2,706	2,706	0
JOHN M HARVANEK	677	677	0
JOHN M MAGANA	5,493	5,493	0
JOHN M MAGANA & JANET RENEE MAGANA JT TEN	1,346	1,346	0
JOHN M SARIGIANIS	13,613	13,613	0
JOHN M. GIZZI	4,052	4,052	0
JOHN MALLON	1,403	1,403	0
JOHN MANUEL CORREIA	2,796	2,796	0
JOHN MARAIA	2,016	2,016	0
JOHN MARK HEMMIS, JR	1365	1365	0
JOHN MARK POOL	13,865	13,865	0
JOHN MARK WOOD & GINA WOOD JT TEN	3,485	3,485	0
JOHN MARONE	3,405	3,405	0
JOHN MARSDEN	2,064	2,064	0
JOHN MARSHALL PAGE*	672	672	0
JOHN MARSHALL PAGE* & BARBARA MARIE PAGE JT TEN	677	677	0
JOHN MARTIN WHITMIRE	2,730	2,730	0
JOHN MCINTOSH & NANCY MCINTOSH JT TEN	2,027	2,027	0
JOHN MICHAEL DOWD	695	695	0
JOHN MICHAEL DROITCOUR	3,378	3,378	0
JOHN MICHAEL KAVANAGH III & TIFFANIE MICHELE KAVANAGH JT TEN	672	672	0
JOHN MICHAEL ZALETEL	672	672	0
JOHN MICHEAL WEISSERT	2069	2069	0
JOHN MILNES BAKER	1,351	1,351	0
JOHN MONROE HOTALING	2,738	2,738	0
JOHN MORRIS	1391	1391	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JOHN MUNEY	5,416	5,416	0
JOHN MYERS	10,363	10,363	0
JOHN N BREWSTER	678	678	0
JOHN NAKAMURA & GLORIA NAKAMURA JT TEN	1,398	1,398	0
JOHN NELSON FARLOW	691	691	0
JOHN NICHOLAS SERBA & GAYLE SERBA JT TEN	4,027	4,027	0
JOHN O MILLER AND KATHLEEN H MILLER REVOCABLE LIVING TRUST (169)	2,035	2,035	0
JOHN O’BRIEN & KAREN O’BRIEN JT TEN	4,156	4,156	0
JOHN ODEH ISSIS	700	700	0
JOHN OLDHAM & SARAH OLDHAM JT TEN	680	680	0
JOHN OLEXA & COLETTE OLEXA JT TEN	675	675	0
JOHN OWENS SPAIN	672	672	0
JOHN P SELLANI & CYNTHIA SELLANI JT TEN	6,756	6,756	0
JOHN P STEWART & LORRAINE MARIE STEWART JT TEN	3,407	3,407	0
JOHN P STRATIS & BARBARA L STRATIS JT TEN	1,400	1,400	0
JOHN P. BRANCACCIO	1,360	1,360	0
JOHN PAPPAS	1,362	1,362	0
JOHN PARRISH II	1,348	1,348	0
JOHN PATRICK HOSKINS	700	700	0
JOHN PAUL DE JORIA	136,197	136,197	0
JOHN PAUL MICHEL	6,851	6,851	0
JOHN PAUL RITCHIE & MARIANNE RITCHIE JT TEN	3469	3469	0
JOHN PAUL STALLONE & BONNIE JANE STALLONE JT TEN	6,783	6,783	0
JOHN POPPLEWELL	6,729	6,729	0
JOHN PORZUCZEK	4,129	4,129	0
JOHN POTTS & HEATHER POTTS JT TEN	674	674	0
JOHN R MILLS & KATHIE L MILLS JT TEN	681	681	0
JOHN R PRUITT	1,348	1,348	0
JOHN RAMSAY ELLIS*	1,346	1,346	0
JOHN REGIS ROHALEY & JAMIE DAWN ROHALEY JT TEN	2,021	2,021	0
JOHN RENE MERCIER	680	680	0
JOHN RICHARD ALEMAN	40,698	40,698	0
JOHN RICHARD DADO	1365	1365	0
JOHN RICHARD GAMMINO	2,035	2,035	0
JOHN RICHARD GOLESH	1,405	1,405	0
JOHN ROBERT BARONE	6,747	6,747	0
JOHN ROBERT SAFFER	1394	1394	0
JOHN ROSCHUK	1,371	1,371	0
JOHN ROSENFELDT	27,920	27,920	0
JOHN ROSSANO	1,357	1,357	0
JOHN ROWAN SMITH* & KATHY B SMITH JT TEN	674	674	0
JOHN ROY COOGLER	1356	1356	0
JOHN ROY ROBINSON	1,349	1,349	0
JOHN RUSSO	2,688	2,688	0
JOHN RUSTIN	1,403	1,403	0
JOHN RUSZCZYNSKI	3,481	3,481	0
JOHN S HUNT & MARGARET C HUNT JT TEN	672	672	0
JOHN SCHIAPPA & SUSIE J GODINHO JT TEN	2,736	2,736	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JOHN SCHNEKENBURGER & PATRICIA SCHNEKENBURGER JT TEN	1,348	1,348	0
JOHN SCHWARTZ	681	681	0
JOHN SCOTT & GENEVIEVE SCOTT JT TEN	1,362	1,362	0
JOHN SCOTT FALLON	677	677	0
JOHN SHAY	2,022	2,022	0
JOHN SHEPPARD	677	677	0
JOHN SIEBENALER	677	677	0
JOHN SITILIDES & ANGELA SITILIDES JT TEN	2,030	2,030	0
JOHN SOMMER	2,038	2,038	0
JOHN SOMMER & DIANNA SOMMER JT TEN	1,398	1,398	0
JOHN SORENSEN & MAUREEN SORENSEN JT TEN	1,392	1,392	0
JOHN STEPHEN ROPE & FRANCES PAULA ROPE JT TEN	674	674	0
JOHN STEPHEN SANDEFUR & LINDA SUE SANDEFUR JT TEN	6,730	6,730	0
JOHN STEWART	672	672	0
JOHN STIENFIELD	1,363	1,363	0
JOHN STIRES	676	676	0
JOHN SUMNER LAMORTE	2,724	2,724	0
JOHN T FERREIRA REVOCABLE TRUST (170)	2,810	2,810	0
JOHN T GAUGHAN	3,468	3,468	0
JOHN THOMAS HAMILTON & MARCIA ANN HAMILTON JT TEN	2,749	2,749	0
JOHN THOMAS HAWKINS & GRACE L HAWKINS JT TEN	677	677	0
JOHN THOMAS VICK	1,349	1,349	0
JOHN TILGHMAN HOWER	1,400	1,400	0
JOHN TORRENCE TORRENCE	677	677	0
JOHN TYMANN & JENNIFER SEGURA JT TEN	18,677	18,677	0
JOHN VICTOR HARRINGTON	695	695	0
JOHN W MCKEITHEN	3,454	3,454	0
JOHN W SCHASER & DEBORAH A SCHASER JT TEN	2,030	2,030	0
JOHN W. MCGEE & DAWN M. MCGEE JT TEN	1,353	1,353	0
JOHN W. TUMLISON	680	680	0
JOHN WALTER WILLIAMS & ANGELA MARIE WILLIAMS JT TEN	1,360	1,360	0
JOHN WAYNE BOWEN	9,708	9,708	0
JOHN WAYNE BOWEN & DEBORAH JEAN BOWEN JT TEN	2,781	2,781	0
JOHN WEITZ & GAIL WEITZ JT TEN	1373	1373	0
JOHN WESLEY SANDERS	1,342	1,342	0
JOHN WILLIAM DEMPSEY	691	691	0
JOHN WILLIAM HAZEN & KRISTI A HAZEN JT TEN	2,726	2,726	0
JOHN WILLIAM HOWELL & NANCY B HOWELL JT TEN	1,357	1,357	0
JOHN WILLIAM LAFRENIERE & TINA ELIZABETH LAFRENIERE JT TEN	2,713	2,713	0
JOHN WILLIAM MILLER	1393	1393	0
JOHN WILLIAM O’DONNELL III & FAITH CAMP ODONNELL JT TEN	4,201	4,201	0
JOHN WILLIAM PEARSON	3,472	3,472	0
JOHN WILLIAM RADFORD	4,070	4,070	0
JOHN WILLIAM THERIOT	3,405	3,405	0
JOHN WILLIAM WIMBISCUS	681	681	0
JOHN WILLIAMS	677	677	0
JOHN WILSON WALGREN	670	670	0
JOHN WITTE	2,048	2,048	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JOHN WORTHINGTON WALKER	13,566	13,566	0
JOHN ZIENCE	5,383	5,383	0
JOHN ZUPPAN	6,729	6,729	0
JOHNATHAN BURRIS	702	702	0
JOHN-MARC CLARK	1,363	1,363	0
JOHNNIE LEW & EPPIE LEW JT TEN	696	696	0
JOHNNY D CLARK	671	671	0
JOHNNY KISER	681	681	0
JOHNNY RAMIREZ	680	680	0
JOI ELLEN HENFLING & ALAN DALE HENFLING JT TEN	10,112	10,112	0
JOLYNN K MAHONEY & PATRICK MAHONEY JT TEN	8312	8312	0
JON ALAN BRENNER	698	698	0
JON ALAN BRENNER & SHERRY CHATHAM-BRENNER JT TEN	8,387	8,387	0
JON ARTHUR CARDI	6,815	6,815	0
JON C CUNNINGHAM & LISA M CUNNINGHAM JT TEN	2,742	2,742	0
JON D GALLION	688	688	0
JON DANNETTELL	683	683	0
JON DOYLE & CHARLOTTE DOYLE JT TEN	2,778	2,778	0
JON EARL LOPEY	671	671	0
JON EDWARD BIGMAN	700	700	0
JON EDWARDS MENDELSOHN	3,400	3,400	0
JON ERIC MYERS	3,501	3,501	0
JON KEVIN LEDOUX	680	680	0
JON M SHEPARD*	1352	1352	0
JON PHILLIP PALSSON	1,367	1,367	0
JON ROBERT MARTIN & KONNI LEILA BROOKSHER-MARTIN JT TEN	673	673	0
JON ROBERT SHERECK & PAULINE KAY SHERECK JT TEN	2,019	2,019	0
JON S SLATER REVOCABLE TRUST UAD 2021-07-08 (171)	7,016	7,016	0
JONATHAN ABRAHAM KIRELL	7,025	7,025	0
JONATHAN B GAMBLE	1,353	1,353	0
JONATHAN BALL	1,389	1,389	0
JONATHAN C SOMMERS	6,711	6,711	0
JONATHAN CHRISTOPHER HENGESTEG	1,376	1,376	0
JONATHAN DRAPALA SIDES	2,810	2,810	0
JONATHAN E LETT	1,353	1,353	0
JONATHAN E. BENJAMIN	702	702	0
JONATHAN EDWARD OZMINT	1389	1389	0
JONATHAN ERNEST MANGEL	677	677	0
JONATHAN R SABIN LIVING TRUST (172)	3,472	3,472	0
JONATHAN REISS & KATHLEEN VON DEHN JT TEN	676	676	0
JONATHAN ROSS SCHULMAN	14,003	14,003	0
JONATHAN SCOTT NORWOOD & CAROL ANN NORWOOD JT TEN	1,391	1,391	0
JONATHAN SPETNER RI, LLC (173)	13,512	13,512	0
JONATHAN THOMAS ORR	2,043	2,043	0
JONATHAN TRATT LIVING TRUST (174)	33,781	33,781	0
JONATHAN WEEKS	1,346	1,346	0
JONOVICH COMPANIES, INC. (175)	6,747	6,747	0
JORDAN CIEZOBKA	2,706	2,706	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JORGE ABDEL OCANA	2,692	2,692	0
JORGE ASTORQUIZA	7,025	7,025	0
JORGE GUILOFF & JACQUELINE GUILOFF JT TEN	1,357	1,357	0
JORGE HERNANDEZ & NORA MARINA HERNANDEZ JT TEN	4,045	4,045	0
JOSE IGNACIO ACOSTA*	1,348	1,348	0
JOSE L. GARCIA	16,868	16,868	0
JOSE ORLANDO MATUS	677	677	0
JOSE PACIS & ROSALINA PACIS JT TEN	4,770	4,770	0
JOSE SALAS	2,019	2,019	0
JOSEPH A BATISTA	1347	1347	0
JOSEPH A DECAPUA & DOREEN DECAPUA JT TEN	1,392	1,392	0
JOSEPH A OTTERSTEDT	1,349	1,349	0
JOSEPH ABRUZZO	1,342	1,342	0
JOSEPH ADRIEN NELLE	6,729	6,729	0
JOSEPH ANDREW BOSCHETTO	1,357	1,357	0
JOSEPH ANDREW ZAPOTOSKY	685	685	0
JOSEPH ANTHONY BERARDI	6,720	6,720	0
JOSEPH ANTHONY MARRA	7,002	7,002	0
JOSEPH ANTHONY MARTUCCI	34,078	34,078	0
JOSEPH ANTHONY PILLA	2,767	2,767	0
JOSEPH BELANGER	2,772	2,772	0
JOSEPH BERNARD BREWER & WANYING ZHANG JT TEN	678	678	0
JOSEPH BERNARD LANDWEHR	673	673	0
JOSEPH BORELLI & CHRISTY BORELLI JT TEN	6,855	6,855	0
JOSEPH BRUCE SOFIA & SHERYL L SOFIA JT TEN	3,392	3,392	0
JOSEPH C BURKE JR	1360	1360	0
JOSEPH C CAPEZZA	13,888	13,888	0
JOSEPH C MAXIE	671	671	0
JOSEPH C MOLITOR	696	696	0
JOSEPH C. FERRARO	1354	1354	0
JOSEPH C. FERRARO & APRIL L FERRARO JT TEN	688	688	0
JOSEPH CACCAVALE & MARY LOU CACCAVALE JT TEN	47,875	47,875	0
JOSEPH CARDEN GREEN	3,432	3,432	0
JOSEPH CAREY	692	692	0
JOSEPH CARL MOSER	6,207	6,207	0
JOSEPH CHARLES BILLION & DIANE MARIE BILLION JT TEN	699	699	0
JOSEPH CRISCUOLO	685	685	0
JOSEPH CUENCO	674	674	0
JOSEPH D RICCI TRUST (176)	68,546	68,546	0
JOSEPH D’AQUILA	702	702	0
JOSEPH DELUCA & DEBORAH LEE DELUCA JT TEN	1,360	1,360	0
JOSEPH DEMARTINO	1,405	1,405	0
JOSEPH DUPUIS	2,066	2,066	0
JOSEPH E FISHER & MARGARET FISHER JT TEN	1,351	1,351	0
JOSEPH EDWARD VITALE JR	702	702	0
JOSEPH EGIDIO DIGENOVA	2766	2766	0
JOSEPH ELMO DAVIS	688	688	0
JOSEPH FARMER & JANE FARMER JT TEN	1,376	1,376	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JOSEPH FERRARA	1350	1350	0
JOSEPH FULLINGTON	688	688	0
JOSEPH G VULTAGGIO	3505	3505	0
JOSEPH GELET	673	673	0
JOSEPH GERARD CHIAFAIR & ELLEN J CHIAFAIR JT TEN	2,734	2,734	0
JOSEPH GERMINARIO REVOCABLE TRUST (177)	6,756	6,756	0
JOSEPH GWEN NOWELL	702	702	0
JOSEPH H HENNINGSEN JR & ANGELIA D HENNINGSEN JT TEN	672	672	0
JOSEPH HAMILTON DAVIS	702	702	0
JOSEPH HAROLD BAKIES	1,376	1,376	0
JOSEPH HAROLD BAKIES & DEBRA LYNETTE BAKIES JT TEN	1,398	1,398	0
JOSEPH HUNT & PATRICIA HUNT JT TEN	2,735	2,735	0
JOSEPH J COFFARO	700	700	0
JOSEPH J SAMAAN	675	675	0
JOSEPH JAY KAPLAN	8,262	8,262	0
JOSEPH JOHN MACEJIK & JUDY MACEJIK JT TEN	2,706	2,706	0
JOSEPH JOHN NARDONE	7,002	7,002	0
JOSEPH JOHN PAGANO & BERNADETTE PAGANO JT TEN	1,391	1,391	0
JOSEPH JOHN ZELASKO	4819	4819	0
JOSEPH KORFF	128,680	128,680	0
JOSEPH KREHEL	686	686	0
JOSEPH L DECK	2,713	2,713	0
JOSEPH L WILHELM	700	700	0
JOSEPH LATINO	1354	1354	0
JOSEPH LEE	3,441	3,441	0
JOSEPH LEONARD LUCIANA III	677	677	0
JOSEPH LEPORE	1,348	1,348	0
JOSEPH LESTER KLEIN	2059	2059	0
JOSEPH LOBOSCO	674	674	0
JOSEPH M HILL	5,413	5,413	0
JOSEPH M. FUCHS, JR. REVOCABLE TRUST UAD 1998-05-21 (178)	685	685	0
JOSEPH MASUCCI & DIANE SCHAEFER JT TEN	6,837	6,837	0
JOSEPH MCDONOUGH	702	702	0
JOSEPH MCKEE POGUE	680	680	0
JOSEPH MILETI	673	673	0
JOSEPH MILETI & MAUREEN ANN MILETI JT TEN	2,030	2,030	0
JOSEPH N BONVENTRE & LINDA ANN BONVENTRE JT TEN	2,785	2,785	0
JOSEPH N KUTINA	691	691	0
JOSEPH N. FAGNANI	6,852	6,852	0
JOSEPH NOLL	2,692	2,692	0
JOSEPH O. MANZI	6,774	6,774	0
JOSEPH P CHARETTE	1,353	1,353	0
JOSEPH P FORTUNATO	1,342	1,342	0
JOSEPH P PIZZARELLO	1,382	1,382	0
JOSEPH P SOLINSKI & TAMMY RENE SOLINSKI JT TEN	13,494	13,494	0
JOSEPH P. EDELSTEIN & CHANA EDELSTEIN JT TEN	2,030	2,030	0
JOSEPH PASTORE & MARA PASTORE JT TEN	1,341	1,341	0
JOSEPH PATRICK ILLES	5,397	5,397	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JOSEPH PEREKUPKA & CLEO PEREKUPKA JT TEN	2,720	2,720	0
JOSEPH PIETANZA & RITA DANILOVICH PIETANZA JT TEN	6,881	6,881	0
JOSEPH PONCHIONE	678	678	0
JOSEPH R MASLICK & PAULETTE E MASLICK JT TEN	4,102	4,102	0
JOSEPH R ZANOTTI AND VALERIE ZANOTTI UAD 2023-11-10 (179)	6,801	6,801	0
JOSEPH ROBERT LUCCA	3,383	3,383	0
JOSEPH ROBERT LUCCA & REBECCA LYNN LUCCA JT TEN	3,374	3,374	0
JOSEPH ROCCO RUTIGLIANO	2,030	2,030	0
JOSEPH ROMANO & JO-ANN ROMANO JT TEN	673	673	0
JOSEPH ROSS & NATALIE ROSS JT TEN	2036	2036	0
JOSEPH S BUKOWSKI & DIANNE C BUKOWSKI JT TEN	683	683	0
JOSEPH S MARINO	1,346	1,346	0
JOSEPH S MARINO & ANNETTE MARINO JT TEN	2,767	2,767	0
JOSEPH SAND	2,706	2,706	0
JOSEPH SPAPPERI	2,048	2,048	0
JOSEPH TENDRUP & CANDI STANDRIDGE JT TEN	694	694	0
JOSEPH TIMOTHY LADD	2,694	2,694	0
JOSEPH VANCE VERROCA	1388	1388	0
JOSEPH W SCHERER	10,403	10,403	0
JOSEPH W WESDOCK	5513	5513	0
JOSEPH WILLIAM MYRER	3374	3374	0
JOSEPH WINALSKI & MARIA WINALSKI JT TEN	3,392	3,392	0
JOSEPH WINDHAM WALTERS JR. & JUDITH WEEKS WALTERS JT TEN	3,383	3,383	0
JOSEPHINE CHIONCHIO & FRANCIS CHIONCHIO JT TEN	9,500	9,500	0
JOSEPHINE LOGUE & ERIC R LOGUE JT TEN	1,341	1,341	0
JOSH CHURCH	1,353	1,353	0
JOSH EDMUND DIKOFF	684	684	0
JOSH HENDERSON*	676	676	0
JOSH HENDERSON* & ROSE HENDERSON JT TEN	688	688	0
JOSHUA A. ROSENBAUM & HAROLD ROSENBAUM JT TEN	14,003	14,003	0
JOSHUA HAENTGES	673	673	0
JOSHUA J WALSH	1,353	1,353	0
JOSHUA J WALSH & CYNTHIA M WALSH JT TEN	2771	2771	0
JOSHUA JON ZARLENGA & JENA ZARLENGA JT TEN	1,357	1,357	0
JOSHUA JUDD FITE	6,081	6,081	0
JOSHUA NOAH HALPERN	1,400	1,400	0
JOSPEH ANTHONY ACCARDO	6,883	6,883	0
JOY MOORING JOHNSON	2027	2027	0
JOY RHODES	2,702	2,702	0
JOYCE MARIE TUBBS	699	699	0
JROBERT WILLIAMS	676	676	0
JUAN C ACOSTA & EMILY ACOSTA JT TEN	687	687	0
JUAN CARLOS FARIAS	688	688	0
JUAN CARLOS FARIAS & ALMA NIDIA FARIAS JT TEN	700	700	0
JUAN JOSE SALINAS* & SANDRA SALINAS JT TEN	1377	1377	0
JUAN ROBERTO FEIGE	1,346	1,346	0
JUDE ARTHUR KOTARIDES & CAROLE MARIE KOTARIDES JT TEN	685	685	0
JUDITH A KROMENHOEK	695	695	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JUDITH BRINTON	688	688	0
JUDITH E GLICK & JOSEPH R STEIN JT TEN	1,357	1,357	0
JUDITH G MCILHENNY	2,726	2,726	0
JUDITH IDA GIMBEL & CHARLES ERIC MAGNUSON JT TEN	1,392	1,392	0
JUDITH LEVENTHAL	1,392	1,392	0
JUDITH LIMPERT	675	675	0
JUDITH PETRAK	2,694	2,694	0
JUDITH STANTON	1357	1357	0
JUDITH VARNAU LIFSEY & RICHARD Q LIFSEY JT TEN	3,378	3,378	0
JUDY EVANS	2,021	2,021	0
JUDY FLORENCE HENGEL	2,047	2,047	0
JUDY GAIL BROWN	3,383	3,383	0
JUDY K POTTER	1,348	1,348	0
JUDY LAYNNE JONES	3,427	3,427	0
JUDY LYNN STORM	8,132	8,132	0
JUDY WILDE LULLO	694	694	0
JULES ELLIOTT GARBUS	2031	2031	0
JULES JOSEPH D’ALESSANDRO	3,490	3,490	0
JULES MARCOGLIESE* & LAURA MARCOGLIESE JT TEN	673	673	0
JULIA CHRISTINE VANDERSCHOOT & JOHN MICHAEL VANDERSCHOOT JT TEN	698	698	0
JULIA E SIMMONDS	673	673	0
JULIA LYNN DUQUETTE	1,348	1,348	0
JULIA O PETERS	2,685	2,685	0
JULIA VANDERSCHOOT	1,367	1,367	0
JULIA WILES & LUTHER WILES JT TEN	1,349	1,349	0
JULIAN HERNANDEZ	671	671	0
JULIAN THOMAS HOMAN & MARYELLEN HOMAN JT TEN	1,348	1,348	0
JULIANE M GRANO	688	688	0
JULIE A BULOW & SHAWN PATRICK BULOW JT TEN	683	683	0
JULIE A. DOTSON	699	699	0
JULIE ANASTASIA JENKS	1,351	1,351	0
JULIE ANN ANDERSON	675	675	0
JULIE ANN SPARKS & DALE ERNEST SPARKS JT TEN	1392	1392	0
JULIE COLLIER	685	685	0
JULIE COLLIER & CHARLES COLLIER JT TEN	698	698	0
JULIE DICK	3,501	3,501	0
JULIE L. JENSEN	672	672	0
JULIE LANETTE MERRITT & STEVEN RICHARD MERRITT JT TEN	678	678	0
JULIE LOTZER	1,387	1,387	0
JULIE PHILIPSON BOREN	677	677	0
JULIE S HARTZOG & LAURIE THOMAS HARTZOG JT TEN	1,344	1,344	0
JULIE SPRING	1,371	1,371	0
JULIE SPRING & JASON SPRING JT TEN	681	681	0
JULIE ZUVELA & KENNETH ZUVELA JT TEN	4,183	4,183	0
JULIE’S RENTALS LLC (180)	6,801	6,801	0
JULIET KRISTINA STEPHENS	6,843	6,843	0
JULIO A ENRIQUEZ TORRES & DAYANA DIAZ OLIVERA JT TEN	5,412	5,412	0
JULIO GUILLEN	2,064	2,064	0
JULIO GUILLEN & JANICE GUILLEN JT TEN	2,044	2,044	0
JULIUS C HARRIS	702	702	0
JULIUS J JANUSZ & BOZENA JANUSZ JT TEN	673	673	0
JUMI SAKURAI & STEVEN Y ABE JT TEN	2,019	2,019	0
JUNIE L MORRIS & LISA G MORRIS JT TEN	1,369	1,369	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
JUSTIN GRANT DAROCZI	1379	1379	0
JUSTIN L LAMICELLA	3370	3370	0
JUSTIN LUBENOW	3,468	3,468	0
JUSTIN RUTHVEN	4153	4153	0
JUSTINE SABOL	683	683	0
JUSTO DACAYO CERENIO	2082	2082	0
JYHWA TEH	3,401	3,401	0
K & K FAMILY LIVING TRUST (181)	688	688	0
KAAREN-ANN FANTI	678	678	0
KAITLYN BRAZEL	1,403	1,403	0
KAMILA BEDNARSKI	672	672	0
KAMILLA T GEENTY	3,356	3,356	0
KAMLESH NATVARLAL PATEL	2,019	2,019	0
KAMRAN SAHRAKAR	5,560	5,560	0
KAPPY ALLEN	676	676	0
KAREN ANN BELL	3,383	3,383	0
KAREN ANN MEIRING & MARTIN ERIC COFFMAN JT TEN	694	694	0
KAREN ANN SHAFER	673	673	0
KAREN ANNE FRANZONE	672	672	0
KAREN BAKER	1,396	1,396	0
KAREN BAKER & DANIEL BAKER JT TEN	1,376	1,376	0
KAREN BODNER	692	692	0
KAREN CARTER LYON	1,342	1,342	0
KAREN ELIZABETH MAYBERRY	3,378	3,378	0
KAREN ELIZABETH MAYBERRY & J JEREMIAH MAHONEY JT TEN	3,414	3,414	0
KAREN FOSTER	2,726	2,726	0
KAREN HENDRY & RALPH BRUCE HENDRY JT TEN	1346	1346	0
KAREN KOSIAREK & GREG KOSIAREK JT TEN	1,366	1,366	0
KAREN L. COOLEY	6,729	6,729	0
KAREN LEE WATTS & DAVID PATRICK WATTS JT TEN	1,357	1,357	0
KAREN PERILMAN	5,505	5,505	0
KAREN R SCHORKOPF	2,040	2,040	0
KAREN SARLEY	692	692	0
KAREN STRICKLAND	676	676	0
KAREN W CAYWOOD	673	673	0
KAREN YOUNG HOYLE	674	674	0
KAREN YOUNG HOYLE & RICKY HOYLE JT TEN	699	699	0
KARIN MIZZIGILI	10,324	10,324	0
KARL F LOOMIS LIFETIME TRUST (182)	1,346	1,346	0
KARL JOHNS	678	678	0
KAROL LYNN HAZARD	2,685	2,685	0
KATHARINE ANNE RUSSELL	702	702	0
KATHERIN ANTHONY & TIMOTHY STEVE ANTHONY JT TEN	1,346	1,346	0
KATHERINE GRACE EDWARDS & JEFFREY SCOTT EDWARDS JT TEN	700	700	0
KATHERINE LINDELL	1,392	1,392	0
KATHERINE R JOBE	674	674	0
KATHIE DIANNE LEGENZA	3,436	3,436	0
KATHLEEN A. PATTEN	696	696	0
KATHLEEN ANN HABERT	674	674	0
KATHLEEN ANN HORSLEY & RICK HORSLEY JT TEN	668	668	0
KATHLEEN CALLAWAY	5,444	5,444	0
KATHLEEN CLAIRE BROPHYDEGRASSIE	678	678	0
KATHLEEN ELIZABETH MAUPIN & LARRY SAMUEL MAUPIN JT TEN	1,344	1,344	0
KATHLEEN ERVIN	2764	2764	0
KATHLEEN FLYNN	1,353	1,353	0
KATHLEEN K LAFFERTY	676	676	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
KATHLEEN L. ATKINSON	1,348	1,348	0
KATHLEEN MORROW	673	673	0
KATHLEEN PIZZONIA	677	677	0
KATHLEEN WALKER	2,713	2,713	0
KATHLEEN WILSON	686	686	0
KATHRINE WILBURN & MICHAEL WILBURN JT TEN	1,342	1,342	0
KATHRYN ELISE CALABRIA	1,344	1,344	0
KATHRYN EM DOCTOR MEYTHALER	1,360	1,360	0
KATHRYN L JOHNSON	4,121	4,121	0
KATHRYN PREWITT	2,716	2,716	0
KATHRYN PREWITT & DAVID PREWITT SR. JT TEN	10,953	10,953	0
KATHY ADAMS	3,360	3,360	0
KATHY FARRAR & GLEN GENTRY JT TEN	2,054	2,054	0
KATHY JO BUTIKOFER & TIMOTHY LEE BUTIKOFER JT TEN	1,353	1,353	0
KATHY L TOMS	2,806	2,806	0
KATHY LEE KLINGLER & JOHN KLINGLER JT TEN	2,029	2,029	0
KATHY ROSE RUSSELL & BRENT RUSSELL JT TEN	6,815	6,815	0
KATHY STANZIONE	702	702	0
KATHY STANZIONE & MARK STANZIONE JT TEN	676	676	0
KATHY TRAMMELL SCRUGGS	3,400	3,400	0
KAY ALTHEIDE & STEPHEN ALTHEIDE JT TEN	700	700	0
KAY DULEY WHEATLEY	4,032	4,032	0
KAY LYNNE SHAVER	1,405	1,405	0
KEAN OSATO	1,348	1,348	0
KEITH A STARA	2021	2021	0
KEITH ALAN BAKER	697	697	0
KEITH ALAN NALLEY	4,132	4,132	0
KEITH BRAGG	1,357	1,357	0
KEITH BROSNAN	3,400	3,400	0
KEITH CARLISLE DRAKE	678	678	0
KEITH ERWIN WILDER	2,094	2,094	0
KEITH FORREST NOE	676	676	0
KEITH G HOPKINS	4,038	4,038	0
KEITH JOSEPH BIRKENFELD & KIMBERLY BIRKENFELD JT TEN	1,344	1,344	0
KEITH M CHESNUT	1,382	1,382	0
KEITH M DONOVAN	1,349	1,349	0
KEITH MARESCA	1,394	1,394	0
KEITH MARTIN BLOCKER	676	676	0
KEITH MAURER	1,348	1,348	0
KEITH PALUMBO	672	672	0
KEITH PETAGNA	678	678	0
KEITH RICHARD FACCILONGA	2,695	2,695	0
KEITH SILVUS & JOY SILVUS JT TEN	1,369	1,369	0
KEITH STUART RUST	675	675	0
KEITH SWILLING	678	678	0
KEITH TETTER	3,461	3,461	0
KEITH W BURTON	673	673	0
KEITH WALKER	681	681	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
KEITH WINKLER*	4,795	4,795	0
KELLEE MUHLENBERG & CONNER MUHLENBERG JT TEN	2,767	2,767	0
KELLEY WALLACE	675	675	0
KELLY ANNE BONILLA & JOSEPH ANTHONY BONILLA JT TEN	674	674	0
KELLY BARKER	2,100	2,100	0
KELLY CASE & ELIZABETH CASE JT TEN	6,837	6,837	0
KELLY COAN	696	696	0
KELLY J CROUSE	2,692	2,692	0
KELLY SUE MATTINGLY	672	672	0
KELLY SUE NAGEL	3,512	3,512	0
KELLY WEN & GEORGE SU JT TEN	1,357	1,357	0
KELSEY DEAN SHORT	1,357	1,357	0
KEN DEAN CALLAHAN & DENISE MARIE CALLAHAN JT TEN	1377	1377	0
KEN ELDRED	1,376	1,376	0
KEN GRABILL	678	678	0
KEN JOHANNING	1,369	1,369	0
KEN SIKORA	2,019	2,019	0
KEN SKORUPPA	1,392	1,392	0
KEN TOWNSEND	1,376	1,376	0
KEN WALTER EICHLER	697	697	0
KENDALL HAROLD EVANS	14,031	14,031	0
KENNETH A CLARK	2,788	2,788	0
KENNETH A GILCHREST	2,738	2,738	0
KENNETH ABRAMOWITZ	4,807	4,807	0
KENNETH AND REBECCA MCATEE LIVING TRUST (183)	2,722	2,722	0
KENNETH ANDREW CHANDLER	2,083	2,083	0
KENNETH ANTHONY DEERING & LORIE TETZLAFF DEERING JT TEN	1,392	1,392	0
KENNETH ARNOLD BUENKER	2,731	2,731	0
KENNETH B BUCHANAN & JOYCE F BUCHANAN JT TEN	4,209	4,209	0
KENNETH BREHNAN	1,384	1,384	0
KENNETH BUCHHEIT	6,889	6,889	0
KENNETH CHARBONEAU	13,673	13,673	0
KENNETH CHARLES POZULP	7,025	7,025	0
KENNETH CLARK DIAZ	702	702	0
KENNETH D BOHR	2,059	2,059	0
KENNETH DALE & NORMA BASILA LOWRANCE JT TEN	2,706	2,706	0
KENNETH DOUGLAS KEELER	1,363	1,363	0
KENNETH DUNLOP SCOTT	687	687	0
KENNETH E DOMEY	23,678	23,678	0
KENNETH E. MACKEY & SHAUNA M. MACKEY JT TEN	692	692	0
KENNETH EDWARD WORRELL & DONNA ARDELL WORRELL JT TEN	6,946	6,946	0
KENNETH EDWIN DUBOWSKI & CATHY LYNN DUBOWSKI JT TEN	2,757	2,757	0
KENNETH ENNIS	1,360	1,360	0
KENNETH EUGENE TYNES & SUSAN GELLING TYNES JT TEN	6,736	6,736	0
KENNETH F MILICI	2024	2024	0
KENNETH FRAZIER & DIANE FRAZIER JT TEN	1,376	1,376	0
KENNETH GORDON SIECKMAN & KATHLEEN ANNE SIECKMAN JT TEN	678	678	0
KENNETH GRUSHKA	1348	1348	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
KENNETH HESTER & ELIZABETH DANIEL HESTER JT TEN	4,135	4,135	0
KENNETH IACURTO & JANET IACURTO JT TEN	678	678	0
KENNETH J MAHON	2,765	2,765	0
KENNETH JAMES DUSCHEK	2,706	2,706	0
KENNETH JOSEPH RIOU	1,366	1,366	0
KENNETH K SALLEY	13,459	13,459	0
KENNETH K STRAWN	1,367	1,367	0
KENNETH KEITH CRESSMAN & ADRIENNE LOUISE CRESSMAN JT TEN	671	671	0
KENNETH L MILLER & DOLORES J MILLER JT TEN	1,346	1,346	0
KENNETH LEE DAVISTER & SUSAN MARY DAVISTER JT TEN	3,427	3,427	0
KENNETH LEE ROBISON	1346	1346	0
KENNETH LEVINS & PATRICIA LEVINS JT TEN	681	681	0
KENNETH LEWIS JUTRAS	1,348	1,348	0
KENNETH LLOYD MENKEN	2,030	2,030	0
KENNETH LOUIS BOI	1,376	1,376	0
KENNETH LUSK & SUSAN LUSK JT TEN	2,726	2,726	0
KENNETH MARK WILLIAMS	1,346	1,346	0
KENNETH MICHAEL DEMING & SUSANNA MARIE DEMING JT TEN	1,351	1,351	0
KENNETH MICHAEL LANDON	2,767	2,767	0
KENNETH MOORE & LINDA MOORE JT TEN	3,378	3,378	0
KENNETH NMN STICKLES & GLYNDA JEAN STICKLES JT TEN	6,980	6,980	0
KENNETH P COYLE	1,360	1,360	0
KENNETH R WHITE	1,346	1,346	0
KENNETH R. JOHNS	1,344	1,344	0
KENNETH RICHARD BRODERICK	1388	1388	0
KENNETH RICHARD LATOUR	8,170	8,170	0
KENNETH RICHARD LATOUR & SUSAN JANINE LATOUR JT TEN	1,398	1,398	0
KENNETH ROGER KIEFER	5,477	5,477	0
KENNETH ROGER PITMAN & ROSANNE M PITMAN JT TEN	3,449	3,449	0
KENNETH RYFKOGEL	5,507	5,507	0
KENNETH S RAHE	2737	2737	0
KENNETH SHERWOOD	6,989	6,989	0
KENNETH SILVER	694	694	0
KENNETH STROUD	13,763	13,763	0
KENNETH TEETER	1,396	1,396	0
KENNETH TODD ROYAR	673	673	0
KENNETH TOLIN & JEAN TOLIN JT TEN	2,713	2,713	0
KENNETH TUCKER & ELAINE TUCKER JT TEN	6,881	6,881	0
KENNETH URISH & ANN URISH JT TEN	4,043	4,043	0
KENNETH VINCENT SMITH	2,769	2,769	0
KENNETH W PETERS	1,387	1,387	0
KENNETH WALLACE & CHASSEY JESSICA WALLACE JT TEN	4,134	4,134	0
KENNETH WAYNE LANE	702	702	0
KENNETH WHITE & SHIRLEY MAUREEN WHITE JT TEN	674	674	0
KENNETH WILLIAM SMITH	2,731	2,731	0
KENNETH WYNN WEIR	2757	2757	0
KENNY CHARLES KASTER & LEE ANNE KASTER JT TEN	700	700	0
KENT ALAN JONES AND MARCY CONNELL JONES JOINT LIVING TRUST UAD 1996-04-02 (184)	672	672	0
KENT BOWEN	1,376	1,376	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
KENT E BESLEY	673	673	0
KENT G HOROB	2,702	2,702	0
KENT L COPPINGER	1347	1347	0
KENT NASSER	702	702	0
KENT S. FRONK	2,740	2,740	0
KENT WILLIAM KIESEWETTER	702	702	0
KENTON MARK DORSEY	677	677	0
KERMIT ROOSEVELT BECKMANN	702	702	0
KERMIT RYDELL	2,755	2,755	0
KERRILYNN CORRIGAN	677	677	0
KERRILYNN CORRIGAN & SEAN CORRIGAN JT TEN	694	694	0
KERRY CAUSIN	1,391	1,391	0
KERRY K. KILLEBREW FAMILY TRUST (185)	2,685	2,685	0
KERRY MAYES	1378	1378	0
KERRY MIKE PYEATT-HAWK & ANN CHRISTINE PYEATT-HAWK JT TEN	1,353	1,353	0
KERRY TIM	2,808	2,808	0
KETRON VINCE MOSS	6,711	6,711	0
KEVIN ANDREW POWER	692	692	0
KEVIN B BARTLETT & LINDA BARTLETT JT TEN	13,459	13,459	0
KEVIN BRENT BRADFORD	7,002	7,002	0
KEVIN CHARLES MCDONOUGH	1,394	1,394	0
KEVIN DAHLMAN & SHEILA DAHLMAN JT TEN	673	673	0
KEVIN E SCHLOSSER	1,357	1,357	0
KEVIN ELLISON	1,363	1,363	0
KEVIN FRANCIS BUTHORN & LORRAINE BUTHORN JT TEN	6,881	6,881	0
KEVIN GERARD BRUEN	13,530	13,530	0
KEVIN HANRAHAN	2,710	2,710	0
KEVIN HERBERT YOUNG	2,713	2,713	0
KEVIN HICKEY	3,378	3,378	0
KEVIN HICKEY & JOSEPHINE HICKEY JT TEN	3,441	3,441	0
KEVIN HILBY	678	678	0
KEVIN HILL & TAWIN HILL JT TEN	702	702	0
KEVIN J TOBIN	676	676	0
KEVIN JAN SCHULTZ & JOAN MARIE SCHULTZ JT TEN	3,400	3,400	0
KEVIN JETT STONE	5,484	5,484	0
KEVIN JOHN MCVICKER & RITA MCVICKER JT TEN	680	680	0
KEVIN JOSEPH KNIGHT	1352	1352	0
KEVIN KARETH	674	674	0
KEVIN KIRKPATRICK & GINA KIRKPATRICK JT TEN	1,396	1,396	0
KEVIN L BRUENING & TRACEY L BRUENING JT TEN	683	683	0
KEVIN LEE BODIE & DARILYN LOUISE BODIE JT TEN	1,349	1,349	0
KEVIN LEE STEBLETON	1,363	1,363	0
KEVIN LYLE SCHENCK	674	674	0
KEVIN M OLSEN & SUSAN OLSEN JT TEN	1,357	1,357	0
KEVIN M WALDRON & HARRIETTE OWENS WALDRON JT TEN	2,720	2,720	0
KEVIN MAIDEN & DEBORAH S MAIDEN JT TEN	678	678	0
KEVIN MEIER	4,149	4,149	0
KEVIN MICHAEL BREMER	677	677	0
KEVIN MICHAEL COX & NATALIE MARIA COX JT TEN	1,396	1,396	0
KEVIN MICHAEL DE LA FONT & CHRISTINE DE LA FONT JT TEN	1,353	1,353	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
KEVIN MICHAEL HALFERTY	2029	2029	0
KEVIN MINIAT	3,369	3,369	0
KEVIN P UBERT LIVING TRUST (186)	673	673	0
KEVIN P. O’NEILL & ANGELA O’NEILL JT TEN	13,477	13,477	0
KEVIN PATRICK HEENAN & LAURA CAROLYN HEENAN JT TEN	1,351	1,351	0
KEVIN PERSONS	683	683	0
KEVIN R. HARROLD	1,357	1,357	0
KEVIN ROBERT KNOBEL & ESTHER SAMANTHA KNOBEL JT TEN	1,357	1,357	0
KEVIN S SLEEPER	5,376	5,376	0
KEVIN SANSALONE	6,908	6,908	0
KEVIN SHIPE	673	673	0
KEVIN SMITHWICK	8,194	8,194	0
KEVIN STANFIELD	1,394	1,394	0
KEVIN THOMAS BRADY	681	681	0
KEVIN THOMAS MCCARTHY	677	677	0
KEVIN TOU	672	672	0
KEVIN W. CALLAGHAN	687	687	0
KEVIN WAYNE MYERS	1,344	1,344	0
KEVIN WILLIAM CALLAGHAN & MARJORIE SEYMOUR CALLAGHAN JT TEN	673	673	0
KEVIN WORTH WILLIAMS & PATRICIA BAILEY WILLIAMS JT TEN	676	676	0
KHOI M NGUYEN	2709	2709	0
KILEY JOSEPH REYNOLDS	2,810	2,810	0
KIM BACHIOCCHI	1,353	1,353	0
KIM BRIAN ACORN	1,346	1,346	0
KIM JOSEPH ELICK	1,346	1,346	0
KIM KELLY	13,530	13,530	0
KIM LUDVIG BERGHALL	6,989	6,989	0
KIM MARIE HARKINS & DENNIS HARKINS JT TEN	673	673	0
KIM R CLAWSON	1,357	1,357	0
KIM ROBERT CHARNLEY & SCHARON VICENTA CHARNLEY JT TEN	2,030	2,030	0
KIM SUZANNE ORBECK & EUGENE MARTIN LIGHT JT TEN	674	674	0
KIM TELEGADAS	702	702	0
KIM TODD & STEVEN A TODD JT TEN	1,344	1,344	0
KIMBERLY ANN MICHELS	678	678	0
KIMBERLY BERNICE HAGEN	1,351	1,351	0
KIMBERLY BERNICE HAGEN & JOHN PHILIP DRAPER JT TEN	2,757	2,757	0
KIMBERLY CUMMINGS & RUSSELL CUMMINGS JT TEN	678	678	0
KIMBERLY DIANNE ALEXANDER	4,054	4,054	0
KIMBERLY ELIZABETH LEDFORD	1,366	1,366	0
KIMBERLY F HALLORAN	675	675	0
KIMBERLY GRANT MANSELL	687	687	0
KIMBERLY JO LEFLORE	1373	1373	0
KIMBERLY KAY WILLIAMS	1,351	1,351	0
KIMBERLY KELLUM FROST & JAMES MICHAEL FROST JT TEN	672	672	0
KIMBERLY M. CHAPMAN	702	702	0
KIMBERLY SICHENEDER	683	683	0
KIRIT KOTHARI	672	672	0
KIRK ALLAN MAREK	1,369	1,369	0
KIRK EVON MILLS	2,016	2,016	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
KIRK STEVEN WONG & AURORA WONG JT TEN	677	677	0
KIRSTIN HILLES LEES	2,735	2,735	0
KITSON SZEWAI YU	4,129	4,129	0
KITTYA PAIGNE & SHARON PAIGNE JT TEN	2,016	2,016	0
KONSTANTINOS SPALIARAS	685	685	0
KONSTANTYN SADOWNIKOW	4,059	4,059	0
KORGI VASANTH HEGDE & PRATIBHA VASANTH HEGDE JT TEN	1,398	1,398	0
KRIS MARTIN MEYER	1,403	1,403	0
KRISTAL MEYERS & DANIEL MEYERS JT TEN	1,369	1,369	0
KRISTE NAPLESDEANGELO	2,774	2,774	0
KRISTEN THORNBURG	702	702	0
KRISTEN THORNBURG & MARK H SANTAS JT TEN	2,064	2,064	0
KRISTIN LEIGH HAYES WING	2,801	2,801	0
KRISTINE ARNOLD & THOMAS ARNOLD JT TEN	2,699	2,699	0
KRISTINE KOZA-KLINGNER*	674	674	0
KRISTINE PARKER & RONALD KNERR JT TEN	1,396	1,396	0
KRISTINE SANAE TANAKA	2,695	2,695	0
KUHN FAMILY TRUST (187)	1,346	1,346	0
KUN WANG	2,754	2,754	0
KUO-YING FRENZEL & CHARLES JOSEPH FRENZEL JT TEN	1,346	1,346	0
KURT BRAUN	681	681	0
KURT KRUSEN & JANET KRUSEN JT TEN	3,407	3,407	0
KURT SIMONSEN	1348	1348	0
KURT STRUWE	673	673	0
KURTIS MORAN*	2,017	2,017	0
KURTISS LEE TOMASOVICH	2,723	2,723	0
KYLE ANDREW MINARIK	2,051	2,051	0
KYMAN FAMILY TRUST UAD 2021-07-14 (188)	2,810	2,810	0
KYUNG KIM*	5,503	5,503	0
LACOLIS REED III	688	688	0
LAIRD ALFRED ENGLE	6,779	6,779	0
LAN NGOC DANG & BRIAN TERRILL JT TEN	1,353	1,353	0
LANCE ALAN UPSHAW & SANDRA UPSHAW JT TEN	43,129	43,129	0
LANCE ALVIN NEIBAUER & LINDA LOUISE NEIBAUER JT TEN	692	692	0
LANCE BURR II	1344	1344	0
LANCE CHRISTIAN WACHHOLZ	6,940	6,940	0
LANCE DARYL UHLAND	1,357	1,357	0
LANCE FRIEDMAN	10,824	10,824	0
LANCE GROUNDWATER	696	696	0
LANCE TILLMAN LOVEJOY	13,701	13,701	0
LANE J LOPEZ	6,720	6,720	0
LARRY A KALLEVIG	1,346	1,346	0
LARRY ALAN TRAXLER	1,403	1,403	0
LARRY ARNOLD WISE	676	676	0
LARRY BESEDA	1,351	1,351	0
LARRY BRUCE PARNESS	700	700	0
LARRY D DERSHEM & HOA T DERSHEM JT TEN	673	673	0
LARRY D HINES	1,396	1,396	0
LARRY DENNIS DEMPSEY	1388	1388	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
LARRY DON CHILDRESS & FAYE ANN CHILDRESS JT TEN	3,472	3,472	0
LARRY DWANE RANNALS & KARLENA ANN RANNALS JT TEN	678	678	0
LARRY E MCKEE	3,374	3,374	0
LARRY ELLIS MORTON	1,348	1,348	0
LARRY FRANCIS PIONK	2075	2075	0
LARRY FREEMAN & TABITHA THOENY JT TEN	1360	1360	0
LARRY G KOSTER	691	691	0
LARRY GENE HERZINGER	692	692	0
LARRY HUGH DUSSEAU	699	699	0
LARRY JOE MILAM	673	673	0
LARRY K TRIPLETT	1,362	1,362	0
LARRY K TRIPLETT & SAUNDRA L TRIPLETT JT TEN	1,392	1,392	0
LARRY L NIFONG & CAROL M NIFONG JT TEN	1,376	1,376	0
LARRY L QUADE	2,024	2,024	0
LARRY LEE JORDT	4,767	4,767	0
LARRY LEE JORDT & ELISA D JORDT JT TEN	9,497	9,497	0
LARRY LOMASCOLA	678	678	0
LARRY LOMASCOLA & GLORIA LOMASCOLA JT TEN	699	699	0
LARRY LOVE	686	686	0
LARRY LOWELL CRABB & MARCIA ANN CRABB JT TEN	1377	1377	0
LARRY MINARSICH	1352	1352	0
LARRY PELLIGRA TRUST (189)	2,713	2,713	0
LARRY RICHARD DAMERON	1,360	1,360	0
LARRY ROBERT POLHILL	20,349	20,349	0
LARRY ROSS	678	678	0
LARRY S ATWOOD	4,139	4,139	0
LARRY SIMONS	1,348	1,348	0
LARRY SIMPKINS & DRUSILLA SIMPKINS JT TEN	678	678	0
LARRY SKARSET	1,371	1,371	0
LARRY STOVER AND SANDRA STOVER LIVING TRUST UAD 2007-09-11 (190)	1,391	1,391	0
LARRY THOMAS EDWARDS	2,072	2,072	0
LARRY VERNON LOWRANCE & BEVERLY LOWRANCE JT TEN	6,815	6,815	0
LARRY W BURFORD	1,383	1,383	0
LARRY WAYNE SHIELDS & CRYSTAL ILENE SHIELDS JT TEN	26,989	26,989	0
LARY LEE CRADER & DIANE SUE CRADER JT TEN	1393	1393	0
LASZLO KISS	2,749	2,749	0
LAURA A AVELLO	3,490	3,490	0
LAURA ALLEN QUISENBERRY	13,630	13,630	0
LAURA BLONDINO & GEORGE L BLONDINO, JR. JT TEN	1353	1353	0
LAURA E. OUELLETTE	699	699	0
LAURA GRILLO	1,351	1,351	0
LAURA H FIELD & JAMES M FIELD JT TEN	3,378	3,378	0
LAURA KIESTER & KIRT KIESTER JT TEN	677	677	0
LAURA LYNNE ROBERTS	1,400	1,400	0
LAURA M STARR	1,391	1,391	0
LAUREN ELISHA FELDMAN	2,713	2,713	0
LAUREN H KANE	672	672	0
LAUREN WHEATON	2,024	2,024	0
LAURENCE E HALLAS	1365	1365	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
LAURENCE MATTHEW PIETROWSKI & MARY F PIETROWSKI JT TEN	2,781	2,781	0
LAURENE MARIE CZERNIAK	1,353	1,353	0
LAURIE A LANGHOFF	2,801	2,801	0
LAURIE J JOHNSON	2,713	2,713	0
LAURIE L MORRIS	6,945	6,945	0
LAWRENCE A NOTARO & ANNA BOZZONE JT TEN	1351	1351	0
LAWRENCE A PADUANO	20286	20286	0
LAWRENCE A RAPHAEL	2,690	2,690	0
LAWRENCE ALBERT LINDERER	700	700	0
LAWRENCE CHARLES BECKER	1380	1380	0
LAWRENCE D KUMABE & JANEY KUMABE JT TEN	2,019	2,019	0
LAWRENCE EDWARD LYNN & CAROL RUTH LYNN JT TEN	678	678	0
LAWRENCE FIELDS & VALERIE ANNE FIELDS JT TEN	3,378	3,378	0
LAWRENCE FRANK CHIAPPETTA & MARY CHIAPPETTA JT TEN	1,341	1,341	0
LAWRENCE G LINSKEY	699	699	0
LAWRENCE G RICHARD	2,684	2,684	0
LAWRENCE G. WHELAN & JANE ELIZABETH WHELAN JT TEN	675	675	0
LAWRENCE HENRY ROSS	1,392	1,392	0
LAWRENCE HOM	673	673	0
LAWRENCE I CHUMSKY & NICOLE R CHUMSKY JT TEN	688	688	0
LAWRENCE JAMES NELKE & VIRGINIA SUSAN NELKE JT TEN	1,396	1,396	0
LAWRENCE JOSEPH DZIELAWA	698	698	0
LAWRENCE JOSEPH SCRBACIC	1,348	1,348	0
LAWRENCE LEONARD MICHEL	687	687	0
LAWRENCE LOUIS CARLI	673	673	0
LAWRENCE MICHAEL BRADY & CHRISTINE MARIE BRADY JT TEN	2,094	2,094	0
LAWRENCE S CHAN	681	681	0
LAWRENCE S PROSKY & JANE PROSKY JT TEN	6,989	6,989	0
LAWRENCE SCOVILLE	1,391	1,391	0
LAWRENCE THOMAS AUCOIN	5,455	5,455	0
LAWRENCE WALTER BOURN	1380	1380	0
LAYMAN FAMILY TRUST (191)	1,376	1,376	0
LE MOYNE D BAILEY JR & MARY LORRAINE DOUGLAS-BAILEY JT TEN	1356	1356	0
LEA ANN FRANCIS	1,383	1,383	0
LEANDRO RIZZUTO	6,729	6,729	0
LEE ALLEN COSS	699	699	0
LEE ANTHONY HANSON	2,749	2,749	0
LEE CALVIN HARRIS	3401	3401	0
LEE HERFEL	685	685	0
LEE M WOLLGAST REVOCABLE LIVING TRUST (192)	1355	1355	0
LEE MEKUS & CHARLOTTE MARTHALER JT TEN	678	678	0
LEE PATALOWSKI	2,806	2,806	0
LEEANN LIH & ARTHUR LIH JT TEN	27,920	27,920	0
LEIGH ANN KIRKLAND & JOHN DARREL KIRKLAND JT TEN	1,382	1,382	0
LEIGH BIRCH	4,089	4,089	0
LEIGH CAROL ADAMS & CLAYTON M ADAMS JT TEN	683	683	0
LEIGH CURRIE-NERREN	2,692	2,692	0
LEIGH E THERES* & MICHAEL JOSEPH THERES JT TEN	674	674	0
LEIGHA DAVIS FROM	685	685	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
LEISE FAMILY LIVING TRUST (193)	1,367	1,367	0
LELAND BERTSCH	13,888	13,888	0
LELAND ZWANZIGER & PATRICIA ZWANZIGER JT TEN	1,367	1,367	0
LENNY DEE MOLER	1,346	1,346	0
LENORA MARIE BOYNTON	1,346	1,346	0
LEO HOFFMANN & KIMBERLY STIELE JT TEN	691	691	0
LEO MCGINITY	1,398	1,398	0
LEO ZORIAN & LILY ZORIAN JT TEN	4,129	4,129	0
LEOLANI IM IWAKI	700	700	0
LEON E GRASS & KAREN L GRASS JT TEN	673	673	0
LEON EDWARD KELLY	2,735	2,735	0
LEON SAAD	702	702	0
LEON ZELCER	5,383	5,383	0
LEONARD C HAWKINS	1,367	1,367	0
LEONARD DENNIS WATTS & JONNIE HAM WATTS JT TEN	6,980	6,980	0
LEONARD EUGENE BUCHANAN	2,810	2,810	0
LEONARD HARVEY GLOVKA	691	691	0
LEONARD HENRY SINGHOSE	671	671	0
LEONARD K FETTIG	685	685	0
LEONARD P PALMISANO & LORRAINE PALMISANO JT TEN	699	699	0
LEONARD SUITER	1,360	1,360	0
LEONARD VINCIK	3,365	3,365	0
LEONARD VINCIK & MARGITA VINCIK JT TEN	13,924	13,924	0
LEONARD WAYNE HOM	1352	1352	0
LEONID BLYUMIN	5,391	5,391	0
LEONIDAS EFSTATHIOU	2017	2017	0
LESLIE BONDOS	1,389	1,389	0
LESLIE DUBIN	6,913	6,913	0
LESLIE EYA	3,408	3,408	0
LESLIE IAN DEPIANO & SUYAPA DEL CARMEN DEPIANO JT TEN	674	674	0
LESLIE JO SALRIN	1,346	1,346	0
LESLIE PINO	1366	1366	0
LESLIE POPE GARNETT	1,351	1,351	0
LESLIE UGEL	678	678	0
LESTER ERWIN RICHTER	675	675	0
LESTER P SITZES	1391	1391	0
LESTER SCOTT ALBERT	1,344	1,344	0
LETA TRASK	684	684	0
LETITIA CHALLOS	6,783	6,783	0
LETITIA DOW IORIO	2,781	2,781	0
LEWIS CHARLES DERFUSS III	2,021	2,021	0
LEWIS FABIAN FEIGENBAUM	696	696	0
LEWIS JOESPH BENAVIDES	2734	2734	0
LHG PROPERTIES LLC (194)	2,695	2,695	0
LIANE H TANKSLEY	678	678	0
LIAN-TUU YEH	672	672	0
LIEM LIVING TRUST (195)	680	680	0
LIEN BILTZ & HAROLD BILTZ JT TEN	4,070	4,070	0
LIEN THAI	1,353	1,353	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
LIEN THAI & DUC NGUYEN JT TEN	2,100	2,100	0
LILI HUANG	1,405	1,405	0
LILIANA M CUELLO & FRANCISCO CUELLO JT TEN	673	673	0
LILY WINN*	1348	1348	0
LIM H BULLER & TERRY BULLER JT TEN	687	687	0
LIMING ZHOU	2,769	2,769	0
LINA M FAVA	673	673	0
LINA OTTAVIANO	1,357	1,357	0
LINDA ANN CRANE	3,400	3,400	0
LINDA ANN KOLTUNIAK & ROLAND D PEREGRINE JT TEN	1,348	1,348	0
LINDA ANN MOTUZA	1,346	1,346	0
LINDA ANN SHARPE	2,806	2,806	0
LINDA ARMSTRONG	677	677	0
LINDA B THOMAS	2,763	2,763	0
LINDA CLEMENT-PATTERSON	699	699	0
LINDA CLEMENT-PATTERSON & JOHN PATTERSON JT TEN	676	676	0
LINDA DIANE ROEHRENBECK & RICHARD RONALD ROEHRENBECK JT TEN	13,616	13,616	0
LINDA FORBES	2076	2076	0
LINDA GRINDE	702	702	0
LINDA H WINGATE REVOCABLE TRUST (196)	13,602	13,602	0
LINDA HELEN ANAGNOSTIS & VICTOR BASIL ANAGNOSTIS JT TEN	20,295	20,295	0
LINDA HOPPER	673	673	0
LINDA KATHRYN COMSTOCK	673	673	0
LINDA KAY KEATING	1,342	1,342	0
LINDA M PIERSON & HENRY PIERSON JT TEN	6,828	6,828	0
LINDA MARIE BAUER	1370	1370	0
LINDA MARIE HERRERA & LUIS A QUICHE HERRERA JT TEN	681	681	0
LINDA QUODOMINE	2,044	2,044	0
LINDA R FRIERY SURVIVORS TRUST (197)	680	680	0
LINDA REY KINKADE	6,729	6,729	0
LINDA S DIGGS	3,392	3,392	0
LINDA SADIS	672	672	0
LINDA SMITH & TERRY WEINBERG JT TEN	1,346	1,346	0
LINDA SUZANNE BOGGS	1,349	1,349	0
LINDSAY HEBBERD	6,783	6,783	0
LINDY R WALKER	696	696	0
LINWOOD ALVIN MILLS	4,124	4,124	0
LINZY U CHRISTIE	1,405	1,405	0
LIONEL ZUCKER	4,097	4,097	0
LIPING L MARTINEZ	2,105	2,105	0
LISA ANN CUMMINGS	1,351	1,351	0
LISA ANN NEWLAND	2,043	2,043	0
LISA CAUTHEN & THOMAS CAUTHEN JT TEN	700	700	0
LISA CENTOFANTI	696	696	0
LISA DECANCQ YOUNG & STEVEN M YOUNG JT TEN	2,685	2,685	0
LISA JANE SMITH & BRET WADE SMITH JT TEN	6,765	6,765	0
LISA JEAN SALVI*	1,344	1,344	0
LISA LEICHTFUSS	678	678	0
LISA LORRAINE FRANK & LENNY FRANK JT TEN	1,363	1,363	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
LISA M VALLETTA	2,027	2,027	0
LISA MADSEN & CRAIG D MADSEN JT TEN	671	671	0
LISA MARIA ANGELA FERGUSON	673	673	0
LISA MARIE CARCIO	676	676	0
LISA MARIE CARCIO & ROBERT ALAN CARCIO JT TEN	680	680	0
LISA MOLGREN	1,357	1,357	0
LISA PASSARETTI	1,403	1,403	0
LISA PATRICELLI FETZER	673	673	0
LISA PONTRELLI	2084	2084	0
LISA R HALL	1,346	1,346	0
LISA RAYNOR	2,778	2,778	0
LISA ROSE CARDONE & MARK CARDONE JT TEN	1349	1349	0
LISA TUTTLE & JONATHAN TUTTLE JT TEN	688	688	0
LISSA LARA	3,383	3,383	0
LISSA MCELWEE BROUSSEAU	5402	5402	0
LIVING TRUST OF HEATH SUNLEY (198)	4,767	4,767	0
LLOYD BLUEWEISS	683	683	0
LLOYD CHARLES TRUE	6,720	6,720	0
LLOYD JOHN WEISE	675	675	0
LLOYD JOHN WEISE & JOSEPHINE WEISE JT TEN	700	700	0
LLOYD LAYTON GOLDING & LARISA HRANOWSKY GOLDING JT TEN	684	684	0
LLWYD ECCLESTONE & DIANA ECCLESTONE REV LIVING TRUST UAD 1981-01-21 (199)	471,345	471,345	0
LOAN QUYEN THI JANG & ALLEN WAI JANG JT TEN	1,346	1,346	0
LOIS A LOVINGER	1364	1364	0
LOIS H MOORE	1368	1368	0
LOLA GILLESPIE & ROBERT GILLESPIE JT TEN	6,761	6,761	0
LONNIE D COX	23,755	23,755	0
LONNIE R & KRISTI K HENRIKSEN LIVING TRUST (200)	3,423	3,423	0
LORA SMITH & STEPHEN GERARD SMITH JT TEN	2,767	2,767	0
LORCAN J CLAVIN	2,756	2,756	0
LORELEI CRAIG	1,384	1,384	0
LOREN WILLIAM ANDERSON	6,881	6,881	0
LORENA ANNETTE CORRAL*	677	677	0
LORETTA J KOMOR	1383	1383	0
LORETTA M BERNER	1,349	1,349	0
LORETTA M BJORGE & JEFF BJORGE JT TEN	684	684	0
LORI ANN BRUMMERSTEDT & JOSHUA BRUMMERSTEDT JT TEN	1,349	1,349	0
LORI ANNE COOPERLECKER & JOHN LECKER JT TEN	6,935	6,935	0
LORI BARTH	673	673	0
LORI ELLEN RILEY	1,403	1,403	0
LORI FONT CAMPESI	6,980	6,980	0
LORI FREMIN	1,363	1,363	0
LORI LOU BJORK & JASON LEROY BJORK JT TEN	2,774	2,774	0
LORI LYNNE NEWDOLL KALIN	702	702	0
LORIN EDWARD BRENNAN & HELIZANA CASTRILLON JT TEN	1,357	1,357	0
LOU ANN BUSS REVOCABLE TRUST (201)	1,363	1,363	0
LOUIS ALBERT HERNANDEZ & MARIANNE HERNANDEZ JT TEN	3,441	3,441	0
LOUIS D VAYO & SUNSHINE M VAYO JT TEN	1,341	1,341	0
LOUIS FERRARI	2,713	2,713	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
LOUIS HENDERSON & JENNIFER HENDERSON JT TEN	1,396	1,396	0
LOUIS J COTROMANES REVOCABLE TRUST (202)	1355	1355	0
LOUIS JAMES BIRMINGHAM	3406	3406	0
LOUIS KRUPA & PAULINE KRUPA JT TEN	1,357	1,357	0
LOUIS PAUL FERGUSON, SR. & JUDITH LOU FERGUSON JT TEN	1,351	1,351	0
LOUIS R INFANTE	1,344	1,344	0
LOUIS RAYMOND BIRCKBICHLER	17,496	17,496	0
LOUIS SAMARIS	691	691	0
LOUIS SENATORE	1,344	1,344	0
LOUIS SPELTS JR	3,432	3,432	0
LOUIS THOMAS DERRICK & VALERIE DERRICK JT TEN	1347	1347	0
LOUIS W. BRELAND	67,723	67,723	0
LOUIS WILLIAM COSTA	1358	1358	0
LOUISA JUDITH KOSTIHA	1,405	1,405	0
LOURDES B KNIGHT & JOSEPH C KNIGHT JT TEN	1,360	1,360	0
LOWELL EDWIN WOODBURY	2,724	2,724	0
LOWELL FREDRICK JERGENS	4,032	4,032	0
LOYAL EUGENE AGNEW	13,620	13,620	0
LRE INVESTMENTS LLC (203)	8,345	8,345	0
LTHREDGOLD ROTH RD LLC (204)	683	683	0
LUANN ENSMINGER	1,363	1,363	0
LUANNE E REHSE	681	681	0
LUCIAN DANIEL NARITA	677	677	0
LUCILLE MAGURA & STEPHEN MAGURA JT TEN	13,942	13,942	0
LUCY P BAINES	1,353	1,353	0
LUCY TAVELLA	2,699	2,699	0
LUDO SCHELLENS & RIA BRULLEMANS JT TEN	348,740	348,740	0
LUIGI ANDRIANI	702	702	0
LUIS CRIBB	1,369	1,369	0
LUIS FRANCISCO MENOCAL	1,346	1,346	0
LUIS FRANCISCO MENOCAL & CARMEN GARCIA PIMENTEL JT TEN	1,389	1,389	0
LUKE H DRAPER	702	702	0
LUKE KAMEL	6,748	6,748	0
LUMINITZA SAVA	1,348	1,348	0
LUTHER CONLEY	1,344	1,344	0
LUTHER JOE BERNSTEIN	1,391	1,391	0
LUZMINDA BARCELONA CONCEPCION	697	697	0
LYDIA R BREDSHALL	1,396	1,396	0
LYDIA SIMONE & JOHN SIMONE JT TEN	13,630	13,630	0
LYLE J DESHAW	688	688	0
LYNDA DARLENE BOTSCH	696	696	0
LYNDA WOOD FREYLER	695	695	0
LYNDEL KEITH ARMSTRONG	2,716	2,716	0
LYNDEN J STRYKER	1,357	1,357	0
LYNE SIMMONDS & EUGENE BERNARD SIMMONDS JT TEN	13,817	13,817	0
LYNETTE L LONG	4,104	4,104	0
LYNLEE J KRUSE TRUST (205)	1,360	1,360	0
LYNN ANN BASCONI*	1,349	1,349	0
LYNN ANN EWANCHEW*	2,077	2,077	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
LYNN D ABERNETHY	1,346	1,346	0
LYNN GUSTO HANNAN	3,383	3,383	0
LYNN HAMEL CANTERBURY	3,392	3,392	0
LYNN KODET & DANETTE KODET JT TEN	688	688	0
LYNN M THORNHILL	13,423	13,423	0
LYNN PHILIPPE	2,702	2,702	0
LYNN RAINBOW	681	681	0
MACARIO S DORADO & NANCY LYNN DORADO JT TEN	1,349	1,349	0
MADECAEL RODRIGUEZ	692	692	0
MADELINE CLAIRE MANTELL	1369	1369	0
MADHU THAKKER	702	702	0
MADISON WHITTEMORE	6,729	6,729	0
MAETA EMMONS	702	702	0
MAGNUS G OLSEN	2,044	2,044	0
MAHENDRA SOMABHAI PATEL & MALINI MAHENDRA PATEL JT TEN	697	697	0
MAHER SYADA	1,346	1,346	0
MAHLON N ZIMMERMAN	1,353	1,353	0
MAKOTO OBARA	678	678	0
MALAYAPPAN SHRIDHAR	678	678	0
MALAYAPPAN SHRIDHAR & VIJAYALAKSHMI SHRIDHAR JT TEN	1,357	1,357	0
MALCOLM K HATFIELD	7,025	7,025	0
MAN KUEN CHAN	2025	2025	0
MANI D MOORE	694	694	0
MANKIT MA	2,786	2,786	0
MANOUCHEHR A MIRAKI & ANI ABACIYAN MIRAKI JT TEN	683	683	0
MANUEL A ESTRADA & VANESSA C ESTRADA JT TEN	1,346	1,346	0
MANUEL ACOSTA & ANA ACOSTA JT TEN	1,360	1,360	0
MANUEL DE LA CRUZ	1,383	1,383	0
MANUEL LINARES & ROSE LINARES JT TEN	673	673	0
MANUELA CARVALHO & JOSE CARVALHO JT TEN	2,704	2,704	0
MARALEE MICELI & JOSEPH MICELI JT TEN	1,373	1,373	0
MARC ALLAN COHEN	2,692	2,692	0
MARC ANTONI GREER	673	673	0
MARC B BULANDR	674	674	0
MARC COHN & OFRA YAFFA GORDON JT TEN	1,344	1,344	0
MARC DOMINIC BALUYUT VALETE & GLISHER LOUELLA MATEO VALETE JT TEN	676	676	0
MARC EDWARD ROBLING	680	680	0
MARC GERALD OTT	6,810	6,810	0
MARC J FLANDERS	702	702	0
MARC KESTIN MALIN & LINDA DIANNE MALIN JT TEN	2,019	2,019	0
MARC L HOFFMAN	2,731	2,731	0
MARC LEVY	676	676	0
MARC SCOTT WILLIAMS	688	688	0
MARC V HAINE	681	681	0
MARCEL ROBERT LETTRE & ROSINA GEORGIA LETTRE JT TEN	676	676	0
MARCELO LENARDUZZI	699	699	0
MARCIA J. IRISH	2,030	2,030	0
MARCIA LEWIS OLSON	1,348	1,348	0
MARCO A HERNANDEZ	1,348	1,348	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
MARCO A HERNANDEZ & GRACIELA L HERNANDEZ JT TEN	1,357	1,357	0
MARCO COLACITO	4,081	4,081	0
MARCO COLACITO & ANGELA COLACITO JT TEN	11,546	11,546	0
MARCOS SANTILLAN	670	670	0
MARGARET ANN BLOEMENDAL	691	691	0
MARGARET ANN FULLER	1,344	1,344	0
MARGARET DEROSA & THOMAS DEROSA JT TEN	6,801	6,801	0
MARGARET E KELLY	1,360	1,360	0
MARGARET E RAHILL	1,357	1,357	0
MARGARET ELLZEY NICHOLS	2,706	2,706	0
MARGARET G MAZIARZ	1,357	1,357	0
MARGARET HOTTENSEN	673	673	0
MARGARET LAURENE TAMEZ & MARIO ALBERTO TAMEZ JT TEN	6,711	6,711	0
MARGARET SANDRA HOWLAND TR MARGARET SANDRA HOWLAND REVOCABLE TRUST (206)	3,494	3,494	0
MARGARET SHINKLE	670	670	0
MARGARET STREICKER PORRES	3,490	3,490	0
MARGELEY NATHALIE BERNAL	1389	1389	0
MARGERY BELLE SNYDER TR MARGERY BELLE SNYDER REVOCABLE TRUST UAD 2021-02-25 (207)	3,365	3,365	0
MARGERY P STJOHN & SCOTT A STJOHN JT TEN	13,870	13,870	0
MARGO ALBANESE	1,389	1,389	0
MARI MIEKO TAYAMA-TAYLOR*	671	671	0
MARIA A RANIOLO	673	673	0
MARIA BAKER & RICHARD P BAKER JT TEN	1371	1371	0
MARIA C HORTON	681	681	0
MARIA CRISTINA CLARK	674	674	0
MARIA FREEMAN	1,351	1,351	0
MARIA G. CAMBARERI	4,209	4,209	0
MARIA GERBASI	680	680	0
MARIA LINA UMALI & ROMAN T UMALI JT TEN	1,376	1,376	0
MARIA PANIAGUA	3,405	3,405	0
MARIA STAHOW	1,349	1,349	0
MARIAN E CROUNSE & STEVEN CROUNSE JT TEN	13,530	13,530	0
MARIANNE MCCLINTICK	673	673	0
MARIE A LEMIEUX & JOHN L LEMIEUX JT TEN	1,391	1,391	0
MARIE ANN MACOMB YLANAN & AGILEO-JUAN BECERRAL YLANAN, JR. JT TEN	4,723	4,723	0
MARIE GULOTTA	6,783	6,783	0
MARIE LILLIAN MCDERMOTT & KEN R MCCULLAGH JT TEN	3,440	3,440	0
MARIE M PELOQUIN	3,383	3,383	0
MARIE M SIEBER*	2,685	2,685	0
MARIE P. SIELLER & JOHN L. SIELLER JT TEN	674	674	0
MARIFLOR MENESES CALIBOSO	684	684	0
MARILYN G SCHMITT	1,375	1,375	0
MARILYN GENTILOTTI	678	678	0
MARILYN L BUSH & JOHN ARNOLD BUSH TR THE BUSH FAMILY REVOCABLE TRUST (208)	1,371	1,371	0
MARILYN LOUISE NIES	2,781	2,781	0
MARILYN M VILLEE & MARK VILLEE JT TEN	2,685	2,685	0
MARILYN PETROU CONSTANTINOU	2,706	2,706	0
MARIO C ROCHA	1,346	1,346	0
MARIO CIOTTARIELLO	676	676	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
MARIO ERMINIO BERTONI MD	702	702	0
MARIO G MANFREDI	6,738	6,738	0
MARIO HONOVIC & MIRELLA HONOVIC JT TEN	2,035	2,035	0
MARIO MELITO	1,405	1,405	0
MARIO ROMANO	3,407	3,407	0
MARION EADE & DAVID EADE JT TEN	2,037	2,037	0
MARION L GOLDSBY & JENNIE R GOLDSBY JT TEN	1,384	1,384	0
MARISSA A PERRICO TR MARISSA A PERRICO IRREV TRUST (209)	694	694	0
MARJORIE DAVIS ADAMS	688	688	0
MARJORIE MURRY	5,411	5,411	0
MARK A CASEY	688	688	0
MARK A CURIN	1,376	1,376	0
MARK A LINDBERG & DARLENE A LINDBERG JT TEN	685	685	0
MARK A MITCHELL* & KATHLEEN MARY BLAGRAVE JT TEN	672	672	0
MARK A PAYNE & KAREN L PAYNE JT TEN	33,736	33,736	0
MARK A. IORIO	678	678	0
MARK ABBOTT	678	678	0
MARK ADKINS	2,094	2,094	0
MARK ALAN REES	1,363	1,363	0
MARK ALAN SWARTZ	676	676	0
MARK ALBANESE	1,389	1,389	0
MARK ALLAN ST AORO & JOAN WENDY MAY STOVOLD JT TEN	681	681	0
MARK ALLEN CALDWELL	2,702	2,702	0
MARK ALVIN EUBANK	678	678	0
MARK ANDERSON	1384	1384	0
MARK ANDREW RITCHIE	2,027	2,027	0
MARK ANTHONY DANIELS	1388	1388	0
MARK ANTHONY DELANO	1,400	1,400	0
MARK ANTHONY TRUST (210)	1,376	1,376	0
MARK ARNOLD KATZ	1,346	1,346	0
MARK ATKINSON	684	684	0
MARK BABICZ TRUST UNDER DONALD BABICZ TRUST DTD 9-16-1993 (211)	8,859	8,859	0
MARK BAYNE	1,349	1,349	0
MARK BENSTON & CAROL E BENSTON JT TEN	6,846	6,846	0
MARK BENTON FILLMAN	6,783	6,783	0
MARK BOBAK REVOCABLE TRUST (212)	5,426	5,426	0
MARK BONCELLA	1355	1355	0
MARK BOONSTRA & MARTHA BOONSTRA JT TEN	1,384	1,384	0
MARK BORNHEIMER	683	683	0
MARK BROCATO	672	672	0
MARK C WATSON & KAREN M WATSON JT TEN	1,353	1,353	0
MARK C WOYDICK	2,695	2,695	0
MARK C. MELLICK	6,196	6,196	0
MARK CASCIA & KIMBERLY JEAN CASCIA JT TEN	676	676	0
MARK CHARLES ERIE	6,867	6,867	0
MARK CHARLES GRANEY	1,360	1,360	0
MARK CHOTAS	697	697	0
MARK CUTANEO*	677	677	0
MARK D PERKINS & GINA PERKINS JT TEN	1,375	1,375	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
MARK D TAYLOR	702	702	0
MARK DAVID SHAFFER	700	700	0
MARK DIVINCENZO	672	672	0
MARK DURANE BROWN	1,346	1,346	0
MARK EDWARD DAY	2,054	2,054	0
MARK EDWARD SCHWAN	678	678	0
MARK EDWARD SCHWAN & BONNIE ROWAN SCHWAN JT TEN	681	681	0
MARK EDWARD WERNERT	1,353	1,353	0
MARK EMERSON KIMBALL	698	698	0
MARK F LOEWENSTEIN	1,398	1,398	0
MARK F SULLIVAN	684	684	0
MARK FANTAUZZO	702	702	0
MARK FOLEY DEAN	2066	2066	0
MARK FRANCIS	1,362	1,362	0
MARK FRANCIS MURRAY	1,405	1,405	0
MARK FREMGEN	673	673	0
MARK G HIRSCH	676	676	0
MARK G HIRSCH & SUSAN MARY HIRSCH JT TEN	681	681	0
MARK GAROFALO	1369	1369	0
MARK H BUSSELL	1,353	1,353	0
MARK H BUSSELL & MARIANNE OLSEN BUSSELL JT TEN	2,753	2,753	0
MARK HASTING & CHERYL HASTING JT TEN	4,797	4,797	0
MARK ISTANICH	1385	1385	0
MARK J NATHAN & LORRAINE M NATHAN JT TEN	3,494	3,494	0
MARK J WOODRUFF	681	681	0
MARK JOSEPH GERBER	2695	2695	0
MARK K JOHNSON	6,704	6,704	0
MARK KEEFE	2,697	2,697	0
MARK KUESTER	2,060	2,060	0
MARK L HANSON	13,602	13,602	0
MARK L WEBER	3,400	3,400	0
MARK LEE MITCHELL	2,774	2,774	0
MARK LEON HANSEN	1,391	1,391	0
MARK LIBERSKI	687	687	0
MARK LYN HENSON	2,699	2,699	0
MARK M CASTELL	1,357	1,357	0
MARK MASTREN	13,602	13,602	0
MARK MCCOLLOUGH	1,342	1,342	0
MARK MCCORD	702	702	0
MARK MCMAHON & MARIA E ALVARADO-MCMAHON JT TEN	1,376	1,376	0
MARK MICHAEL YOZIPOVIC	1,342	1,342	0
MARK NAKAGAWA	1365	1365	0
MARK PATRICK FREITAS	2,722	2,722	0
MARK PETER HATALA	6,747	6,747	0
MARK PETER PAVLISH	2,086	2,086	0
MARK R. ROMERO	1,391	1,391	0
MARK R. ROMERO & MONICA ROMERO JT TEN	683	683	0
MARK RAINE PALMER & DEBORAH POWERS PALMER JT TEN	8788	8788	0
MARK RANDALL ROGERS & DELISA DEBOLT ROGERS JT TEN	2,024	2,024	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
MARK RAYMOND BUSCHENA	702	702	0
MARK RICHARD LOBDELL* & PHYLLYS DIANNE LOBDELL JT TEN	1,348	1,348	0
MARK RICHARD SMITH & MARK JAMES SCOTT JT TEN	3,392	3,392	0
MARK RILEY & JAMIE BIN BIN RILEY JT TEN	1,400	1,400	0
MARK ROBERT BENSON	2,796	2,796	0
MARK ROY BRADLEY	1393	1393	0
MARK S CHINOWSKY	1354	1354	0
MARK S JANSEN REVOCABLE TRUST (213)	677	677	0
MARK SCHALLER	6,820	6,820	0
MARK SCHILLER LEVINE & GRETCHEN JANE LEVINE JT TEN	2,024	2,024	0
MARK SCHWEIZER	1,382	1,382	0
MARK SENTNER	3,381	3,381	0
MARK SMITH	2,024	2,024	0
MARK SNYDER	1,366	1,366	0
MARK STECKER	2751	2751	0
MARK STEPHEN MITCHELL	685	685	0
MARK STEVEN KURVERS & THERESA ANN KURVERS JT TEN	1,349	1,349	0
MARK STEVEN MCCOMAS	4,057	4,057	0
MARK STEVEN MURRAY & LAURIE KAY MURRAY JT TEN	2,064	2,064	0
MARK STEVEN PRONER	702	702	0
MARK STEVEN SPITZER	4,050	4,050	0
MARK STILWELL COLE	2,019	2,019	0
MARK T SHAW & LORNA PALOMAR SHAW JT TEN	2,091	2,091	0
MARK T. GARTMAN	1,342	1,342	0
MARK TEAGUE	1349	1349	0
MARK THEODORE PHILLIPS	1,391	1,391	0
MARK THOMAS SHELBY	674	674	0
MARK THOMAS WILDASIN	1,367	1,367	0
MARK THUNDER	700	700	0
MARK TULKKI	2,742	2,742	0
MARK VARTANIAN & TONI VARTANIAN JT TEN	2,709	2,709	0
MARK W DAVIDSON	3,392	3,392	0
MARK WINSLOW FITZGERALD	2,080	2,080	0
MARK WITTLIN	3373	3373	0
MARK WOODBRIDGE	1,346	1,346	0
MARK ZAPPALA	1,398	1,398	0
MARKY LYNN QUAYLE	6,935	6,935	0
MARLA HELEN JENNINGS*	2,027	2,027	0
MARLA NELSON	2,810	2,810	0
MARLEEN HARTLEY PERRET	2,030	2,030	0
MARLENE CRUZ MORATO & CARLO E MORATO JT TEN	2,726	2,726	0
MARLENE GRIMSHAW	1375	1375	0
MARLENE J MASH	3,360	3,360	0
MARLENE WISE	671	671	0
MARLON BUCHHOLTZ & VIVIAN BUCHHOLTZ JT TEN	1,384	1,384	0
MARSHA ADAMSON	1,360	1,360	0
MARSHA C BORDEN & CECIL E BORDEN JT TEN	672	672	0
MARSHA GUTH & CARL GUTH JT TEN	1354	1354	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
MARSHA KROWN	1,353	1,353	0
MARSHA MARIE MASON	676	676	0
MARSHALL JOHNS & MARLENE B JOHNS JT TEN	2,030	2,030	0
MARSHALL KEITH HUZYAK & SALLY BREMER HUZYAK JT TEN	6,756	6,756	0
MARTHA DEWEY HARPER & RICHARD L HARPER JT TEN	3,365	3,365	0
MARTHA EILEEN HO	673	673	0
MARTHA J OMLEY	7,549	7,549	0
MARTHA KISER PENLAND	674	674	0
MARTHA M OSWALT & F. JEFFREY OSWALT JT TEN	1,346	1,346	0
MARTHA R MILLER	674	674	0
MARTHA T JONKHANS	3,406	3,406	0
MARTIN BONNEVILLE	1,360	1,360	0
MARTIN C ARMIJO*	672	672	0
MARTIN DANIEL MONAHAN & LISE KUPKE JT TEN	6,810	6,810	0
MARTIN EDWARD HIGGENBOTHAM	2,695	2,695	0
MARTIN EMMETT DOUGHERTY	677	677	0
MARTIN EMMETT DOUGHERTY & LUCINDA ANN DOUGHERTY JT TEN	685	685	0
MARTIN FREDERICK ANDERSON & CYNTHIA MARIA ANDERSON JT TEN	3,464	3,464	0
MARTIN H LEMIEUX	1,357	1,357	0
MARTIN ILAN NOVECK	6,704	6,704	0
MARTIN JACOB WEBER & STACEY LYNN BECK JT TEN	6,810	6,810	0
MARTIN LUFFY	1,387	1,387	0
MARTIN M TEIXEIRA	1364	1364	0
MARTIN MERCIER	4,139	4,139	0
MARTIN PORTER	1384	1384	0
MARTIN R HOLZSCHUH	673	673	0
MARTIN SCULLY HOGAN	1,346	1,346	0
MARTIN SECONHOUSE	681	681	0
MARTIN W BROOKS	6,944	6,944	0
MARTY JULIAN KEEFE & JOSEPH KEEFE JT TEN	2,692	2,692	0
MARTY LEWIS WARREN	673	673	0
MARTY MCKINNEY	2,713	2,713	0
MARVIN C HAMMER	3,406	3,406	0
MARVIN E FREUDEN	2,731	2,731	0
MARVIN G KEHR & TAMMY M KEHR JT TEN	1,346	1,346	0
MARVIN K AMERINE	1,357	1,357	0
MARVIN L LINDO	2,706	2,706	0
MARVIN SERNA JR. & MELBA KAY SERNA JT TEN	1,400	1,400	0
MARY ANN CHERRY CHERRY	13,530	13,530	0
MARY ANN COLUMBUS	1354	1354	0
MARY ANN JOHNSON	3,400	3,400	0
MARY ANN MONNIN	702	702	0
MARY ANN SPINALE 2015 REVOCABLE TRUST (214)	4,134	4,134	0
MARY ANN TSOUTSOURAS & JOHN J TSOUTSOURAS JT TEN	1,346	1,346	0
MARY APOSTOLOS	1,348	1,348	0
MARY BETH ELY	2069	2069	0
MARY BUKSAR LIVING TRUST UAD 2021-08-10 (215)	671	671	0
MARY CAUTELA	1,349	1,349	0
MARY E MARRINER IRREVOCABLE TRUST (216)	34,721	34,721	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
MARY ELIZABETH GAWRON	4037	4037	0
MARY ELIZABETH WILSON	3,494	3,494	0
MARY FRANCES HENRY	2,059	2,059	0
MARY JANETTE SMITH & NICHOLAS ANTHONY CIPPARONE JT TEN	1,353	1,353	0
MARY JO CURCIO	1,363	1,363	0
MARY K MANDRY & JOSE MANDRY JT TEN	672	672	0
MARY LISA LESKIW	6,783	6,783	0
MARY LORRAINE DOUGLAS-BAILEY	680	680	0
MARY LORRAINE DOUGLAS-BAILEY & LEMOYNE D BAILEY JR JT TEN	677	677	0
MARY LOUISE CARRIDO	6,783	6,783	0
MARY LOUISE KUSZEWSKI	698	698	0
MARY M TAYLOR & RICK C TAYLOR JT TEN	695	695	0
MARY MENTZER & GARRY MENTZER JT TEN	13,566	13,566	0
MARY MIKEAL BERNARD	672	672	0
MARY MILLS	1,353	1,353	0
MARY N GUTGSELL	3,369	3,369	0
MARY P BRAUER	673	673	0
MARY P JORDAN	2,724	2,724	0
MARY POLLY	680	680	0
MARY RUTH KOPELSON	1,344	1,344	0
MARY STORMONT	696	696	0
MARY TOULA SGOUROS	1,344	1,344	0
MARYELLEN CATHERINE RENINGER YORK	2,692	2,692	0
MARYLIN M BOECHER	688	688	0
MASON FAMILY REVOCABLE TRUST (217)	1,403	1,403	0
MASON GRAND DEVELOPMENT LLC (218)	268,630	268,630	0
MASOUD M TORABI & JENNIFER L BOES JT TEN	1,348	1,348	0
MATT BARBER & SARA BARBER JT TEN	674	674	0
MATT DI IORIO	700	700	0
MATTHEW A THENEN	4,161	4,161	0
MATTHEW AUSTIN	1,346	1,346	0
MATTHEW BOECKE	677	677	0
MATTHEW CAPPABIANCA & SAL RIDENTI JT TEN	678	678	0
MATTHEW CLAYTON MAYER	2,692	2,692	0
MATTHEW COHEN	2,019	2,019	0
MATTHEW DONOVAN	1,344	1,344	0
MATTHEW DOUGHTY	3,477	3,477	0
MATTHEW EDWARD POHL	4,129	4,129	0
MATTHEW EMMANUEL MAMO	700	700	0
MATTHEW ENGELHART	4,166	4,166	0
MATTHEW GOLD*	673	673	0
MATTHEW JAMES GREGORY	5,462	5,462	0
MATTHEW JAMES JESSICK	685	685	0
MATTHEW JAMES YOUNGMAN	5,452	5,452	0
MATTHEW REEDER & TIFFANY REEDER JT TEN	2,027	2,027	0
MATTHEW SCOTT MANFREDI	6,729	6,729	0
MATTHEW SPILOTROS & LAURA SPILOTROS JT TEN	697	697	0
MATTHEW SPRING	1,394	1,394	0
MATTHEW STEPHEN DICKENS	677	677	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
MATTHEW STEPHEN SCOTT & TRACY LEE SCOTT JT TEN	2,724	2,724	0
MATTHEW STEVEN WALL & KATHY J WALL JT TEN	685	685	0
MATTHEW STURM & MARIA STURM JT TEN	2,713	2,713	0
MATTHEW WILLIAM CAREY	1,348	1,348	0
MATTHEW ZMOLIK	1,367	1,367	0
MAUREEN GRAYSON MAGRAB	2,024	2,024	0
MAUREEN HAKALMAZIAN	675	675	0
MAUREEN LYNN PATRICIA LYNN & KEVIN DALE LYNN JT TEN	1,398	1,398	0
MAUREEN O’LEARY	1,349	1,349	0
MAURICE WILLIAM RANSHAW	1,346	1,346	0
MAURINA M RUGGIERO & GAETANO M RUGGIERO JT TEN	1,373	1,373	0
MAX CHIRA	8,183	8,183	0
MAX HILL	4,038	4,038	0
MAX HOFSTETTER	2,692	2,692	0
MAX S BYFUGLIN & ALEXIS BYFUGLIN JT TEN	1,351	1,351	0
MAX VALDEZ & MICHELE VALDEZ JT TEN	23,974	23,974	0
MAXIMILIAN ALBERT BIBERGER	1,353	1,353	0
MCI VENTURES, LP (219)	3,369	3,369	0
MCMENAMY REVOCABLE TRUST (220)	1,376	1,376	0
MDN INVESTMENT PARTNERS LLC (221)	13,441	13,441	0
MEDIA INVESTMENT, LLC (222)	679,017	679,017	0
MEEGAN WELLS MCKEETHEN	671	671	0
MEGAN CAMERON	8,748	8,748	0
MEGAN GRIFFITHS POWELL*	2,024	2,024	0
MEHRDAD TABAR	673	673	0
MEI JAMES HO & MARIA JOAN HO JT TEN	1,367	1,367	0
MEL ROTH	1,405	1,405	0
MELA PANCALDO	2037	2037	0
MELANIE J MILLNER & DANNY MILLNER JT TEN	2,755	2,755	0
MELANIE JANE HEXT	6,971	6,971	0
MELISSA A KATZ	6,738	6,738	0
MELISSA ANN KLERLEIN	672	672	0
MELISSA BOES	696	696	0
MELISSA BOES & CHERYL DIANE RUSSELL JT TEN	700	700	0
MELISSA BUHRMEISTER	671	671	0
MELISSA L KNUCKLES	2,695	2,695	0
MELISSA MASSETT CHRIST & MARK S CHRIST JT TEN	698	698	0
MELVIN LEE PETERSON & EDITH ARLENE PETERSON JT TEN	1,348	1,348	0
MELVIN RUSSELL CANFIELD	6,810	6,810	0
MELVYN IZUMI	1,351	1,351	0
MERILEE MAYSTROVICH	1,357	1,357	0
MERILEE NEWPORT	4,038	4,038	0
MERRITT PRIDE	1,351	1,351	0
MESSIHA F SHAFIK	3,432	3,432	0
MEZAAN KHAN	1,362	1,362	0
MEZAAN KHAN & MICHAEL D FRASCA JT TEN	677	677	0
MG DOWNTOWN HOLDINGS LLC (223)	13,681	13,681	0
MIA HOPE FREYMILLER	678	678	0
MICAH KOHONOONAMOKU MOSSMAN	673	673	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
MICHAEL A BERGER	1373	1373	0
MICHAEL A BISCUITI	1,403	1,403	0
MICHAEL A DEAN & CAROLYN DEAN JT TEN	1,398	1,398	0
MICHAEL A FIGI	1,366	1,366	0
MICHAEL A MORRISON	5,527	5,527	0
MICHAEL A UNGERLEIDER	13,566	13,566	0
MICHAEL A. D’ANGELO	3,383	3,383	0
MICHAEL AARON OREY & ROSA M TAVARES-COREY JT TEN	688	688	0
MICHAEL ACREE	1,357	1,357	0
MICHAEL ALDRIDGE	3,432	3,432	0
MICHAEL ALLAN PARKER & MITZIE ELLEN PARKER JT TEN	1,400	1,400	0
MICHAEL ALLEN PLATT	702	702	0
MICHAEL ANGELASTRO	1,360	1,360	0
MICHAEL ANTHONY GATTO	1,396	1,396	0
MICHAEL ANTHONY MONTILEONE*	1,351	1,351	0
MICHAEL ANTHONY NAVARRA	678	678	0
MICHAEL ANTHONY PIETRANGELO	1,351	1,351	0
MICHAEL ANTHONY POWERS* & SUSAN WELSH POWERS JT TEN	6,747	6,747	0
MICHAEL ANTHONY PUNIAK	4,061	4,061	0
MICHAEL B GROSS	1,348	1,348	0
MICHAEL B JESKE	1354	1354	0
MICHAEL B MCGHEE	2,019	2,019	0
MICHAEL BECKMANN	3,442	3,442	0
MICHAEL BERGER	2,027	2,027	0
MICHAEL BERLIER	1,403	1,403	0
MICHAEL BERNARD HALBACH & KAREN GAY HALBACH JT TEN	2,024	2,024	0
MICHAEL BHAGAT	6,980	6,980	0
MICHAEL BONAMO*	40,035	40,035	0
MICHAEL BOSCO	6,738	6,738	0
MICHAEL BOYD GRIFFIN	4,066	4,066	0
MICHAEL C DELILLO & JESSICA SUSAN DELILLO JT TEN	674	674	0
MICHAEL C THOMPSON AND HALLIE A THOMPSON REVOCABLE TRUST (224)	3,392	3,392	0
MICHAEL C WOLOSZYN	677	677	0
MICHAEL CARL MULLENIX	697	697	0
MICHAEL CHARLES HOPKINS*	4,114	4,114	0
MICHAEL CHARLES PASCOE	10,334	10,334	0
MICHAEL CHARLES ZEREBNICK	1,362	1,362	0
MICHAEL CHRISTOPHER GANNON	1,360	1,360	0
MICHAEL COHN & JACQUELINE COHN JT TEN	1,349	1,349	0
MICHAEL CURTIS	6,989	6,989	0
MICHAEL D AND MARIANNE MCCORMICK REVOCABLE FAMILY TRUST (225)	13,449	13,449	0
MICHAEL D CAVALLORO	702	702	0
MICHAEL DAVID WILLCUTTS	6,843	6,843	0
MICHAEL DAVID WITYAK* & SANDRA E WITYAK JT TEN	1,346	1,346	0
MICHAEL DAVIS SMITH	6,738	6,738	0
MICHAEL DEAN BLOODWORTH & JANET PARRY BLOODWORTH JT TEN	4,709	4,709	0
MICHAEL DIEDRICK & PATRICIA DIEDRICK JT TEN	673	673	0
MICHAEL DOUGLAS GAYHART & CONNIE DEAN GAYHART AB TRUST UAD 2006-04-21 (226)	1,353	1,353	0
MICHAEL DURBIN	697	697	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
MICHAEL E BRESLIN TRUST (227)	13,566	13,566	0
MICHAEL E KOPACH	3,400	3,400	0
MICHAEL E MULLIS	2,100	2,100	0
MICHAEL E PONTONI	1,353	1,353	0
MICHAEL E SCAHILL & ANN MARIE SCAHILL JT TEN	2,695	2,695	0
MICHAEL EDWARD BUESCHER	2,692	2,692	0
MICHAEL EDWARD SORGE & JODY ELLEN SORGE JT TEN	2,695	2,695	0
MICHAEL EDWARD WILLIAMS	675	675	0
MICHAEL F KING & ROSE M KING JT TEN	13,845	13,845	0
MICHAEL F TISCHENDORF	678	678	0
MICHAEL FALANGA	678	678	0
MICHAEL FERD WILSON & KARLA DENEISE WILSON JT TEN	1,357	1,357	0
MICHAEL FERRULLI & ROSA FERRULLI JT TEN	27,043	27,043	0
MICHAEL FRANCIS MITCHELL & MONICA MITCHELL JT TEN	1,342	1,342	0
MICHAEL FRANCIS NELSON	1,346	1,346	0
MICHAEL G BLEDSOE	1,346	1,346	0
MICHAEL G GRAFF	692	692	0
MICHAEL G MITCHELL	2,702	2,702	0
MICHAEL G PAPSON	6,837	6,837	0
MICHAEL G. KANE	13,566	13,566	0
MICHAEL GEORGE KLOTZ & BOBETTE PATRICIA KLOTZ JT TEN	1,357	1,357	0
MICHAEL GERARD LAMIA & PATRICIA ANN LAMIA JT TEN	1,348	1,348	0
MICHAEL GONZO & LORI GONZO JT TEN	673	673	0
MICHAEL GRAIL BUTLER	1,344	1,344	0
MICHAEL GRANT BAUCUM	13,494	13,494	0
MICHAEL GREIGER	2,751	2,751	0
MICHAEL H PRESKAR	2,726	2,726	0
MICHAEL HARDEN*	2,025	2,025	0
MICHAEL HELLMAN & LISA HELLMAN JT TEN	702	702	0
MICHAEL HOWARD MONTGOMERY	676	676	0
MICHAEL J BANNACH	1,387	1,387	0
MICHAEL J CITRONE* & MADELENE J CITRONE JT TEN	2,702	2,702	0
MICHAEL J FITZPATRICK	13,673	13,673	0
MICHAEL J LEFEVER	5,380	5,380	0
MICHAEL J MCREYNOLDS	694	694	0
MICHAEL J MEFFORD	81,969	81,969	0
MICHAEL J MICCIO & ANTOINETTE MICCIO JT TEN	680	680	0
MICHAEL J O’DOHERTY	4,059	4,059	0
MICHAEL J SHANNON	6,881	6,881	0
MICHAEL J. CALANDRA	1,396	1,396	0
MICHAEL J. D’AMICO	4,070	4,070	0
MICHAEL J. SLIMAK	702	702	0
MICHAEL JAMES CARTER	6932	6932	0
MICHAEL JAMES STERN	3,352	3,352	0
MICHAEL JAY GILBERT	4,038	4,038	0
MICHAEL JAY GILBERT & WENDY GILBERT JT TEN	6,783	6,783	0
MICHAEL JAY MASSOOD & VIVIAN MARY MASSOOD JT TEN	1,357	1,357	0
MICHAEL JAY OURIEFF	4199	4199	0
MICHAEL JEFF SANFORD & KATHRYN ANN SANFORD JT TEN	6,782	6,782	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
MICHAEL JOHN GRYBEL	3,481	3,481	0
MICHAEL JOHN PERRY	1388	1388	0
MICHAEL JOHN SULTANA	6,935	6,935	0
MICHAEL JOHNSON	6,837	6,837	0
MICHAEL JON HAWKINS	3,468	3,468	0
MICHAEL JON PLAKSIN	702	702	0
MICHAEL JONAH & SHERYL JONAH JT TEN	2,726	2,726	0
MICHAEL JOSEPH BIANCHI	2,785	2,785	0
MICHAEL JOSEPH GILLISPIE & MARICELA GILLISPIE JT TEN	1,353	1,353	0
MICHAEL JOSEPH HERRICK	676	676	0
MICHAEL JOSEPH ZWICK	1345	1345	0
MICHAEL K RUSSELL AND DANIELA E RUSSELL LIVING TRUST UAD 2021-03-31 (228)	1,376	1,376	0
MICHAEL K. STANGELAND & THERESA L STANGELAND JT TEN	674	674	0
MICHAEL KEITH	677	677	0
MICHAEL KEITH DICKINSON & JOANNA DICKINSON JT TEN	2,071	2,071	0
MICHAEL KENNETH BRUSS	1,400	1,400	0
MICHAEL KENNETH TURNER	673	673	0
MICHAEL KEVIN MORGAN	702	702	0
MICHAEL KOCHILLA & SUANNE KOCHILLA JT TEN	688	688	0
MICHAEL KREINZ	2,729	2,729	0
MICHAEL L GIOFFRE	13,432	13,432	0
MICHAEL L RICE	1,357	1,357	0
MICHAEL LANGE	3384	3384	0
MICHAEL LAWRENCE CORCORAN	4,102	4,102	0
MICHAEL LEE HILL	688	688	0
MICHAEL LEE HILL	683	683	0
MICHAEL LEE TURNER	33,861	33,861	0
MICHAEL LEONARD BAGNOLI	3,392	3,392	0
MICHAEL LIN & STEPHANIE LIN JT TEN	1,383	1,383	0
MICHAEL LIN WAGBERG	1,357	1,357	0
MICHAEL LOGIUDICE	1,405	1,405	0
MICHAEL LORENZO	702	702	0
MICHAEL MACIAS	1,357	1,357	0
MICHAEL MADIA	11,012	11,012	0
MICHAEL MAGELLA & DIANNE SERVIDIO JT TEN	4,054	4,054	0
MICHAEL MAHALSKY	2,021	2,021	0
MICHAEL MAHALSKY & VICTORIA MAHALSKY JT TEN	3,461	3,461	0
MICHAEL MANGIONE	6,738	6,738	0
MICHAEL MANGIONE & DEANNAH MANGIONE JT TEN	6,989	6,989	0
MICHAEL MARKOWITZ	672	672	0
MICHAEL MATTHEW FIORE	702	702	0
MICHAEL MCCORMICK	1,398	1,398	0
MICHAEL METRO MIGIELICZ & OLGA MARIE MIGIELICZ JT TEN	678	678	0
MICHAEL MILLER & TAMARA MILLER JT TEN	2,726	2,726	0
MICHAEL MUMMA	676	676	0
MICHAEL NAVARRO & BARBARA LANE JT TEN	2032	2032	0
MICHAEL OLESCH	702	702	0
MICHAEL ONITSKANSKY & ALLA ONITSKANSKY JT TEN	3,414	3,414	0
MICHAEL P FINKELSTEIN	1,382	1,382	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
MICHAEL PAPARONE & PATRICIA KENNEDY PAPARONE JT TEN	1,369	1,369	0
MICHAEL PATRICK FLAHERTY	677	677	0
MICHAEL PATRICK SWEENEY & ROSEMARY MAY SWEENEY JT TEN	674	674	0
MICHAEL PAUL GILL	27,884	27,884	0
MICHAEL POLAND & JOYCE R POLAND JT TEN	2,706	2,706	0
MICHAEL PUSHKAREWICZ	695	695	0
MICHAEL R AMBRECHT	680	680	0
MICHAEL R FRANCESCHINI	2,705	2,705	0
MICHAEL R LANGER	697	697	0
MICHAEL R PLUTA	3,405	3,405	0
MICHAEL R WHITE REV. TRUST OF 1992 (229)	13,691	13,691	0
MICHAEL RALPH GUKICH	677	677	0
MICHAEL RATTRAY	1,346	1,346	0
MICHAEL RAY ADKISSON	27,508	27,508	0
MICHAEL REASON	685	685	0
MICHAEL REED BUCHANAN	702	702	0
MICHAEL REICHMAN	2,767	2,767	0
MICHAEL REILLY	1,360	1,360	0
MICHAEL REYNOLDS	6,828	6,828	0
MICHAEL RICHARD KOHNER	3,423	3,423	0
MICHAEL RINALDI	5,398	5,398	0
MICHAEL ROBERT BROWNING & DEANNE DEE BROWNING JT TEN	673	673	0
MICHAEL ROBERT MARINCHAK	4,088	4,088	0
MICHAEL ROBERT MATHESON & JANICE LARSEN MATHESON JT TEN	3,490	3,490	0
MICHAEL ROBERT MATHESON & JANICE LARSEN MATHESON JT TEN	678	678	0
MICHAEL ROBERT SCHIRM	694	694	0
MICHAEL ROBERT SMITH	673	673	0
MICHAEL ROBERT STEER & LYNN CATHERINE STEER JT TEN	1,353	1,353	0
MICHAEL ROY CHRITTON	702	702	0
MICHAEL ROY HOLLY & DANA CAROL HOLLY JT TEN	3,365	3,365	0
MICHAEL S ADAMS	5,412	5,412	0
MICHAEL S BANDURSKI	6,837	6,837	0
MICHAEL S COHEN & CAROLYN JUDEAN G. COHEN JT TEN	675	675	0
MICHAEL S MONTGOMERY & MICHAEL S MONTGOMERY JR. JT TEN	2,040	2,040	0
MICHAEL S SCHUM	1,392	1,392	0
MICHAEL S SMITH & SUSAN D. SMITH JT TEN	2,696	2,696	0
MICHAEL S TRAMMELL & BRENDA TRAMMELL JT TEN	1,353	1,353	0
MICHAEL S. FORSHEY	674	674	0
MICHAEL S. MANN	1,367	1,367	0
MICHAEL SABINO	6,806	6,806	0
MICHAEL SAHA & JANET SAHA JT TEN	1,351	1,351	0
MICHAEL SALTER & WANDA JEAN SALTER JT TEN	1354	1354	0
MICHAEL SANDERS	1,342	1,342	0
MICHAEL SCOTT GEBAUER	683	683	0
MICHAEL SCOTT PHILLIPS	673	673	0
MICHAEL SHANE GARRETT & SHERRY LEIGH GARRETT JT TEN	1,346	1,346	0
MICHAEL SHEA & KATHY SHEA JT TEN	671	671	0
MICHAEL STACEY HUEY	6,765	6,765	0
MICHAEL STANDING	700	700	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
MICHAEL STEFANELLI	692	692	0
MICHAEL STEIN	702	702	0
MICHAEL STEIN & SALLY ANN STEIN JT TEN	700	700	0
MICHAEL STEWARD MCKIBBEN, SR. LIVING TRUST UAD 2022-06-15 (230)	675	675	0
MICHAEL SULLIVAN	1,394	1,394	0
MICHAEL T HARP	1,357	1,357	0
MICHAEL T HARP & CLAUDIA MANDATO JT TEN	3,485	3,485	0
MICHAEL T OLEARY	1,341	1,341	0
MICHAEL TABOR	1,363	1,363	0
MICHAEL THOMAS CRNKOVICH	1,363	1,363	0
MICHAEL THRUNK	8956	8956	0
MICHAEL VARANELLI & CECILE VARANELLI JT TEN	672	672	0
MICHAEL VASAMI	1381	1381	0
MICHAEL VEGA	675	675	0
MICHAEL VILLALONGA	677	677	0
MICHAEL VINCENT SKRIPKO	677	677	0
MICHAEL W KENSINGER & KATHERINE G KENSINGER JT TEN	1,357	1,357	0
MICHAEL W KENSINGER & KATHERINE G KENSINGER JT TEN	1,360	1,360	0
MICHAEL W MORRIS	4,897	4,897	0
MICHAEL WEIR	683	683	0
MICHAEL WIEBE	674	674	0
MICHAEL WILKS	1,362	1,362	0
MICHAEL WILLIAM FAUST	699	699	0
MICHAEL WILLIAM FAY	683	683	0
MICHAEL WILLIAM GORDY	3,360	3,360	0
MICHAEL WILLIAM KURTY	2,685	2,685	0
MICHAEL WILLIAMS	1369	1369	0
MICHAEL ZANCHI	13,479	13,479	0
MICHAL DEREVJANIK	1,389	1,389	0
MICHEAL D. O’LEARY	1,357	1,357	0
MICHEAL GEORGE ROBERTS	700	700	0
MICHEL ABDELMALIK	6,765	6,765	0
MICHEL BELLINA	4,129	4,129	0
MICHEL D RICHARD	1,376	1,376	0
MICHEL H KOURJAKIAN	6,801	6,801	0
MICHEL LEON GUICHARD & LYNN MARIE GUICHARD JT TEN	3,427	3,427	0
MICHEL MARC ROGULSKI & ELIZABETH KRUPINSKI JT TEN	700	700	0
MICHELE A DIAZ	677	677	0
MICHELE ANN DUVEL & CHARLES LOU DUVEL JT TEN	1,342	1,342	0
MICHELE KAY ROZENDAAL & RANDOL JAY ROZENDAAL JT TEN	677	677	0
MICHELE R HINES & JOHN PHILLIP HINES JT TEN	2018	2018	0
MICHELE SHULTZ	6,738	6,738	0
MICHELLE ANNETTE SMITH	1,346	1,346	0
MICHELLE BELL	674	674	0
MICHELLE CUPO & WILLIAM K MOSELEY JT TEN	1399	1399	0
MICHELLE K SCHMIDT	673	673	0
MICHELLE LEONARD	1,349	1,349	0
MICHELLE R. GENERAUX & DAN GENERAUX JT TEN	1,369	1,369	0
MICHELLE RENE BARRICK & SCOTT ROBERT BARRICK JT TEN	2,740	2,740	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
MICHELLE S SIAS-DELANY & STEPHEN F DELANY JT TEN	1,357	1,357	0
MICHELLE STEPHANIE HAMILTON & MICHAEL ROBERT CLARK JT TEN	673	673	0
MICHELLE WATSON & TODD RAYMOND WATSON JT TEN	3,365	3,365	0
MICKEY THOMAS & MYRA THOMAS JT TEN	671	671	0
MIKE ALAN STAGGEMEYER	1,389	1,389	0
MIKE ALBERTSON	698	698	0
MIKE ANTHONY KADLETZ & KAREN KADLETZ JT TEN	696	696	0
MIKE ANTOSIK	1362	1362	0
MIKE BARBARICK	676	676	0
MIKE BARBARICK & DONNA LEE BARBARICK JT TEN	678	678	0
MIKE J JONES	6,720	6,720	0
MIKE LEE MCCOY	1,349	1,349	0
MIKE NAPARIU & DIANNA LYNN NAPARIU JT TEN	1,394	1,394	0
MIKE NELSEN	1,366	1,366	0
MIKE NIMMO & EMILY Y HU JT TEN	1,360	1,360	0
MIKE S AJELLO	2,692	2,692	0
MIKE SHAUN MEEHAN	2,735	2,735	0
MIKE SOLIMAN	2,031	2,031	0
MIKE SPANN	1362	1362	0
MIKE THIRTLE	678	678	0
MIKE WASSERMAN	6,929	6,929	0
MIKE WASSERMAN & ALAN WASSERMAN JT TEN	24,538	24,538	0
MIKE WEIMAN	1350	1350	0
MIKLOS J SZILAGYI	1,348	1,348	0
MIKLOS J SZILAGYI	2,806	2,806	0
MIKLOS J SZILAGYI & ANNE M SZILAGYI JT TEN	4,130	4,130	0
MIKO FILPPULA	1,398	1,398	0
MILAGROS DIVINO	688	688	0
MILAN SEGALL & ANGELA BRUNO JT TEN	676	676	0
MILDRED RAE WISDOM	1,351	1,351	0
MILES M JOHNSON & CYNTHIS H JOHNSON JT TEN	674	674	0
MILLIE LEBEN	1,344	1,344	0
MILLS FAMILY LIVING TRUST (231)	2023	2023	0
MINA DASSOFF	686	686	0
MINH Q NGUYEN	2,801	2,801	0
MIRIAM I MATOS & LUIS MATOS JT TEN	2,792	2,792	0
MIRIAM LEAH LITTERER	1,351	1,351	0
MIRIAM RODRIGUEZ	3,360	3,360	0
MIRIAM SMITH GREEN & GERALD GREEN JT TEN	2,745	2,745	0
MIROSLAV VOJTISEK*	6,747	6,747	0
MITCH FRANCIS BECKER & REBECCA BECKER JT TEN	1,400	1,400	0
MITCHELL C KERN	688	688	0
MITCHELL DEAN HOAK & ANNETT KATHLEEN HOAK JT TEN	1386	1386	0
MITCHELL H BERNER	6,904	6,904	0
MITCHELL P HEYMAN	3,485	3,485	0
MITCHELL S GULBRANSON & LAUREN E GULBRANSON JT TEN	677	677	0
MITCHELL WEST & JAIME WEST JT TEN	1,353	1,353	0
MITCHELL WILLIAM JOHNSON & VICTORIA MARGARET JOHNSON JT TEN	699	699	0
MJJ VENTURES, LLC (232)	13,691	13,691	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
MOHAMMAD REZA SORAYA	674	674	0
MOISES BEHAR & BENJAMIN BEHAR JT TEN	7,002	7,002	0
MONICA GALLAGHER-DORSEY	4,095	4,095	0
MONICA MELANE ALLPHIN	1,344	1,344	0
MONIQUE MCGLINCH	698	698	0
MONIQUE VERRIER	3,383	3,383	0
MONTAIGNE BIRDSEY & ELIZABETH BLACKWELL JT TEN	1,396	1,396	0
MONTE DALE HARGRAVE	675	675	0
MORGAN BETH REESE	1,353	1,353	0
MORRIS C BENSON	1344	1344	0
MORRIS KURZ	684	684	0
MORRIS MOSKOWITZ	2,771	2,771	0
MORRIS SENDOR*	674	674	0
MORTON FEAREY	2,701	2,701	0
MOSELEY LIVING TRUST (233)	1,342	1,342	0
MOU-LAN ABBOTT	2,713	2,713	0
MOYSE-KAYSER LLC (234)	354,444	354,444	0
MUKUND P GODBOLE & VIRGINIA MENDOZA GODBOLE JT TEN	688	688	0
MULLER FAMILY TRUST (235)	2729	2729	0
MURIEL SIEBERT & CO., LLC (236)	216,197	216,197	0
MURPH WALSHE & SARAH WALSHE JT TEN	1,351	1,351	0
MURVIN PATRICK ALLEN & TAUNA ALLEN JT TEN	3,365	3,365	0
MYRA C RICCI & DOMINICK RICCI JT TEN	2053	2053	0
MYRON D SCHROER	688	688	0
MYRON P BOETTICHER	1,344	1,344	0
MYRON SHAPIRO	2,763	2,763	0
NADA SAVATIC	678	678	0
NAFTAUNITED INC.	27,633	27,633	0
NAGAMANI LIVING TRUST (237)	2,086	2,086	0
NALIN SINHA	1,375	1,375	0
NANCY A DOTY BRADY & WAYNE L BRADY JT TEN	3,468	3,468	0
NANCY B. CHAN	2,706	2,706	0
NANCY BURRIS PERRET & WILLIAM STANLEY PERRET JT TEN	1,362	1,362	0
NANCY C YOUNG	2,801	2,801	0
NANCY COFFMAN SMITH	20,349	20,349	0
NANCY EVANTHEA JASSAK	2,706	2,706	0
NANCY G. AULT	1,389	1,389	0
NANCY HALL & BRADLEY HALL JT TEN	685	685	0
NANCY ICET PFEFFER & JAMES PFEFFER JT TEN	681	681	0
NANCY J BELLINDER	1381	1381	0
NANCY J CARROLL-HOAG	6,783	6,783	0
NANCY J DECKINGER	1,348	1,348	0
NANCY J. SMITH*	1,353	1,353	0
NANCY KATHLEEN CALDWELL & TIMOTHY MICHAEL CALDWELL JT TEN	4,741	4,741	0
NANCY L ARTHUR	688	688	0
NANCY MADAGAN BUTLER	1,357	1,357	0
NANCY MAE ANSON	3480	3480	0
NANCY MATT	685	685	0
NANCY SAN PEDRO TRUST (238)	6,756	6,756	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
NANCY WELSH LEES	2,735	2,735	0
NANETTE MARILYN GRAZIANO	674	674	0
NANETTE RAE KISCHE & BRIAN KISCHE JT TEN	674	674	0
NAOMI YAMAGUCHI TURNER	677	677	0
NAPLES INVESTMENT HOLDCO LLC (239)	19,737,553	19,737,553	0
NAPOLEON GEORGATOS	685	685	0
NATAL N IRWAN & SUSANTY TJITRADJAJA JT TEN	6,917	6,917	0
NATALE MODICA	702	702	0
NATALIE JOLYNN EGNOR	702	702	0
NATHAN BINGHAM & LILY BINGHAM JT TEN	2,016	2,016	0
NATHAN C JACOBS	1,403	1,403	0
NATHAN C JACOBS & KATHIE L JACOBS JT TEN	1354	1354	0
NATHAN MATTHEW MASCARENAS	673	673	0
NATHAN S NAKAMURA & MELISSA I NAKAMURA JT TEN	675	675	0
NATWARBHAI BAHECHARBHAI PATEL & VIMLABEN NATWARBHAI PATEL JT TEN	6,720	6,720	0
NEAL BURSTEIN	1,400	1,400	0
NEAL DYNASTY TRUST (240)	13,656	13,656	0
NEAL GANSER & JEAN M GANSER JT TEN	1,351	1,351	0
NEAL J GARBENIS	1,349	1,349	0
NEAL LEWIS THOMPSON	2,024	2,024	0
NEAL MOON	1,369	1,369	0
NEAL NICHOLS	695	695	0
NEAL SHERWOOD WILSON	674	674	0
NED ARMSTRONG & MARY ARMSTRONG JT TEN	2,064	2,064	0
NEIL A FESER	2,025	2,025	0
NEIL A. ROSENBERG	2,040	2,040	0
NEIL EDMUND SCHEUERLEIN & RENEE SUE SCHEUERLEIN JT TEN	681	681	0
NEIL HECTOR MACLEAN	8,136	8,136	0
NEIL JAY OSER	692	692	0
NEIL JOHN TUZZIO & KAREN ELIZABETH TUZZIO JT TEN	3,392	3,392	0
NEIL STANTON LEVY	1,382	1,382	0
NEIL TOBIAS	7,025	7,025	0
NELDA RIGGINS	1,344	1,344	0
NELSON JESUS SALMERON	702	702	0
NELSON JESUS SALMERON & BERTHA NOEMI SALMERON JT TEN	683	683	0
NELSON LIZAZO FAMILY TRUST (241)	1,382	1,382	0
NEPTUNE LLC (242)	3,454	3,454	0
NERINO PERSIC	1,400	1,400	0
NESTOVO HOLDINGS, LLC (243)	1,403	1,403	0
NEW ERA INVESTMENTS LLC (244)	675	675	0
NICHOLAS BAER	1389	1389	0
NICHOLAS CUNLIFFE	673	673	0
NICHOLAS DESILVA	1,357	1,357	0
NICHOLAS GIARRA	675	675	0
NICHOLAS J KOLEN	1,351	1,351	0
NICHOLAS JAMES ONUFRAK	683	683	0
NICHOLAS JAMES ONUFRAK & CAROLE MARIE ONUFRAK JT TEN	1,398	1,398	0
NICHOLAS JOHN THANOS	2692	2692	0
NICHOLAS KEITH ADAMS & JENNIFER LEIGH ADAMS JT TEN	1,353	1,353	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
NICHOLAS LORDI	698	698	0
NICHOLAS MARIANI	8,232	8,232	0
NICHOLAS MONTERA	2,097	2,097	0
NICHOLAS RAFAILL & LIA RAFAILL JT TEN	700	700	0
NICHOLAS ROMES	6,704	6,704	0
NICHOLAS VERRENGIA	13,530	13,530	0
NICHOLAS VIGILANTE & MARY VIGILANTE JT TEN	3,392	3,392	0
NICHOLAS VINCENT CALABRIA	2,699	2,699	0
NICK DEMONAKOS	699	699	0
NICK KHOURY	3,356	3,356	0
NICK MYERS	4,022	4,022	0
NICK SACCOMONDO JR	674	674	0
NICK SACCOMONDO JR & KALLIOPE SACCOMONDO JT TEN	2,064	2,064	0
NICK ZICHICHI	1,349	1,349	0
NICKIE MUZAFAROV	1,360	1,360	0
NICOLAE TODERICA	2,706	2,706	0
NICOLAS G. SANDOVAL	2,044	2,044	0
NICOLAS RE	2,097	2,097	0
NICOLE AND CRAIG MARINO & CRAIG MARINO JT TEN	2,016	2,016	0
NICOLE COCHRAN	671	671	0
NIKE R. NICKEL & AIZA NICKEL JT TEN	3,423	3,423	0
NING YU & ELSIE YU JT TEN	5,391	5,391	0
NINO PASQUA & SHARON PASQUA JT TEN	13,494	13,494	0
NOEL M SHUTT & LINDA H SHUTT JT TEN	685	685	0
NOEL RICHARD BOTSCH & LYNDA DARLENE BOTSCH JT TEN	670	670	0
NOLEN PARTNERS LTD (245)	6,754	6,754	0
NORBERT J CONNOLLY	673	673	0
NORBERTO COLON	1,394	1,394	0
NORMA BLANN	674	674	0
NORMAJEAN AYLOR & STEVEN BRENT AYLOR JT TEN	2,733	2,733	0
NORMAN CARTER RAWLINS	1,346	1,346	0
NORMAN COLTRI	2,107	2,107	0
NORMAN COLTRI & VICTORIA R COLTRI JT TEN	2,737	2,737	0
NORMAN D WAGSTAFF JR	6,109	6,109	0
NORMAN DONALD WILSON	3,360	3,360	0
NORMAN E TAPLIN	1,353	1,353	0
NORMAN GOLDSTEIN	2,702	2,702	0
NORMAN GROSSL	694	694	0
NORMAN JACOBSON & LAURA ELIZABETH BATTLE JT TEN	1,344	1,344	0
NORMAN L & SHARON L COKER TRUST (246)	2,708	2,708	0
NORMAN L BUSHEE	702	702	0
NORMAN LIONETTI	4,070	4,070	0
NORMAN MARTIN WOLK	1362	1362	0
NORMAN ROBERTS	1383	1383	0
NORMAN WAYNE NICOL	6,752	6,752	0
NORTHERN STAMPINGS INC (247)	2,708	2,708	0
NORVAL A STANLEY	1347	1347	0
NPHI INC. (248)	274,900	274,900	0
NUVIEW TRUST COMPANY FBO ROBERT D BERGER JR #1925515 (249)	3,423	3,423	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
OCTAVIS HOLDINGS (250)	45,311	45,311	0
ODE 24 LLC (251)	20,635	20,635	0
OGDEN OLMSTEAD ALLSBROOK	702	702	0
OLIN OON LENG LAU	1,383	1,383	0
OMANA MUCKOM	675	675	0
OMAR ADIL SUER	694	694	0
ORELIUS POWELL & BERTHA POWELL JT TEN	1,344	1,344	0
OREN LEVI	1,363	1,363	0
ORLANDO PEREZ	13,812	13,812	0
ORVIN RAY ACKLEY	696	696	0
ORVIN RAY ACKLEY & ERIKA ACKLEY JT TEN	672	672	0
OSCAR R AYALA	699	699	0
OTTMAR KARL STUBLER & JACQUELINE SUSAN BIRMINGHAM JT TEN	6,765	6,765	0
OTTO C GEBHARDT	13,459	13,459	0
OTTO MAXWELL LUTTGEHARM*	674	674	0
OTTO PAUL FEST & MARCIA M FEST JT TEN	3,418	3,418	0
OTTO WALTER OHM II	1,353	1,353	0
OWEN S ARNOFF	1382	1382	0
P JAMES OGORMAN	1,346	1,346	0
P. GREGORY FITZGERALD* & RS ROBIN ROBINETT JT TEN	1,351	1,351	0
PABLO M CONDE & LISSETTE N CONDE JT TEN	3,414	3,414	0
PACITA BALANSAY ONGOCO	2,713	2,713	0
PAIGE PIERONI	3,385	3,385	0
PALMER PHILLIP LIEN & ROSELLA SHARON LIEN JT TEN	677	677	0
PAMELA A LAWRENCE	688	688	0
PAMELA B CANNON	1,346	1,346	0
PAMELA ELOY BLAND	1394	1394	0
PAMELA GARRETT	1369	1369	0
PAMELA JANE ROUSE & RAYMOND ROUSE JT TEN	3399	3399	0
PAMELA JEAN MOORE	681	681	0
PAMELA JEAN RUDELL JOHNSON & JEFFREY ALAN JOHNSON JT TEN	678	678	0
PAMELA JEANNE LINGUA	698	698	0
PAMELA MARIE OWEN	2,688	2,688	0
PAMELA NISHIMOTO & ERIC MASAO NISHIMOTO JT TEN	672	672	0
PAMELA PHELPS	1,342	1,342	0
PARIS BALAOURAS	1,376	1,376	0
PARKIN FAMILY TRUST (252)	4,855	4,855	0
PARRISH THOMAS EILERS & SUSAN T EILERS JT TEN	2,726	2,726	0
PARVATHY SADASIVAN	685	685	0
PASCAL A GIBERT & BEATRIZ GIBERT JT TEN	1,344	1,344	0
PASQUALE ANTONIO NUNNARI	673	673	0
PASQUALE ANTONIO NUNNARI & TERRY EVANGELIOU JT TEN	674	674	0
PASQUALE CUOMO & CAROL CUOMO JT TEN	678	678	0
PASQUALE GUARINO & ANN GUARINO JT TEN	6,837	6,837	0
PAT CAUGHMAN	677	677	0
PATRICE LOUISE GLENDENNING	2723	2723	0
PATRICIA A CASSIDY	691	691	0
PATRICIA A CASSIDY & CRAIG R CASSIDY JT TEN	1,392	1,392	0
PATRICIA ANN ALLEN	2070	2070	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
PATRICIA ANN GORNALL	1,357	1,357	0
PATRICIA ANN NELSON & BRIAN LEE NELSON JT TEN	1,400	1,400	0
PATRICIA ANN STEIN	2083	2083	0
PATRICIA ANN WATTS	3,383	3,383	0
PATRICIA CASCIO DEL GAISO	1,383	1,383	0
PATRICIA COFFEY	1370	1370	0
PATRICIA D ALVEY	674	674	0
PATRICIA D ASARNOW	1,349	1,349	0
PATRICIA EARNHEART	677	677	0
PATRICIA ELAM & THOMAS RAY ELAM JT TEN	698	698	0
PATRICIA ELIZABETH BARRY	1,387	1,387	0
PATRICIA HALL PIKE	692	692	0
PATRICIA JEAN MATTHEWS & PETER FRANCIS MATTHEWS JT TEN	6,801	6,801	0
PATRICIA KRAUS HOLT	2,701	2,701	0
PATRICIA L OCKERT & MICHAEL OCKERT JT TEN	677	677	0
PATRICIA L TERHAAR REVOCABLE TRUST (253)	2717	2717	0
PATRICIA MARY CHESTER	3,383	3,383	0
PATRICIA READING BLANDFORD	1387	1387	0
PATRICIA S. HOLDEN & JOHN A. HOLDEN JT TEN	678	678	0
PATRICIA SALVATO & CAROL THOMPSON & DVORAH HASHEEVE JT TEN	4,153	4,153	0
PATRICIA SERIO	677	677	0
PATRICIA SUSAN ALLEN	6,935	6,935	0
PATRICK ALAN HENRY	702	702	0
PATRICK ALLEN PAYA	4,097	4,097	0
PATRICK ANTHONY STANSBURY & DIXIE MARY STANSBURY JT TEN	10,403	10,403	0
PATRICK CHRISTION RUSSELL	1,405	1,405	0
PATRICK D TURNER	3,383	3,383	0
PATRICK DEWITT JOHNSON	2,724	2,724	0
PATRICK DOODY	677	677	0
PATRICK FORD & DOLORES FORD JT TEN	4,804	4,804	0
PATRICK GENDRON & DEBRA GENDRON JT TEN	3,369	3,369	0
PATRICK H RAFFERTY	4,109	4,109	0
PATRICK HUGH VALIQUETTE*	5,408	5,408	0
PATRICK J HEBERT	1,353	1,353	0
PATRICK JOHN BYRNES & DEBORAH MOREM BYRNES JT TEN	1,346	1,346	0
PATRICK JOHN DONOVAN	1,396	1,396	0
PATRICK JOHN MCCREA	678	678	0
PATRICK JOHN MCCREA & KELLI LYNN MCCREA JT TEN	694	694	0
PATRICK JOSEPH DELONG	1,357	1,357	0
PATRICK KNUEVEN & MARY KNUEVEN JT TEN	6,783	6,783	0
PATRICK NEBORG	702	702	0
PATRICK NOWATZKI	702	702	0
PATRICK OWEN CAMPESI	20,672	20,672	0
PATRICK PAUL SOLAN & ELIZABETH SOLAN JT TEN	688	688	0
PATRICK REILLY & JOANN REILLY JT TEN	6,783	6,783	0
PATRICK W WALSH AND BRENDA K WALSH JOINT REV TRUST UAD 2001-09-27 (254)	1,398	1,398	0
PATRICK WOODS	702	702	0
PATTI GOMER STRANDBERG	1,400	1,400	0
PATTY SUE ABELL*	2,036	2,036	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
PAU MULROY & REBECCA MULROY JT TEN	2,086	2,086	0
PAUL A SCHUBERT IRREV TRUST (255)	694	694	0
PAUL A SPERO*	6,765	6,765	0
PAUL ALAN MONNIG & MARGARET E MONNIG JT TEN	2,083	2,083	0
PAUL ALBERT SHULTZ*	2,024	2,024	0
PAUL ALEXANDER DETRANA	1355	1355	0
PAUL ANTHONY FAMIGHETTI	1359	1359	0
PAUL ANTHONY WITCHIE & CATHERINE SCHMID WITCHIE JT TEN	675	675	0
PAUL ASHCRAFT	1,353	1,353	0
PAUL ASHCRAFT & SHARON ASHCRAFT JT TEN	688	688	0
PAUL B SCHILINSKI	1,353	1,353	0
PAUL B SCHILINSKI & BRENDA JEAN SCHILINSKI JT TEN	1,400	1,400	0
PAUL BALLIET	3408	3408	0
PAUL BRIAN MOLINA	2,086	2,086	0
PAUL C FRIESE	2,706	2,706	0
PAUL CHARLES GRISWOLD & BRENDA RENE GRISWOLD JT TEN	1,400	1,400	0
PAUL CONNNELL	699	699	0
PAUL DARREL BILLINGSLY & DEBBIE JAN BILLINGSLY JT TEN	6,738	6,738	0
PAUL DAVID BANICK	3473	3473	0
PAUL DAVID KAUFFMAN	675	675	0
PAUL DOMINIC DURLACHER	670	670	0
PAUL DOMINICK BARBIERI & JEAN BARBIERI JT TEN	681	681	0
PAUL DONOVAN	1,363	1,363	0
PAUL DOUGLAS CROOM	1,349	1,349	0
PAUL E CARROCCE REVOCABLE TRUST (256)	3,432	3,432	0
PAUL EDWARD AMODEI	2059	2059	0
PAUL EDWARD NOHR & GERI ANN NOHR JT TEN	681	681	0
PAUL ELLSWORTH OBERDORFER	2,796	2,796	0
PAUL F MILLER	2081	2081	0
PAUL FERN	691	691	0
PAUL FERN	695	695	0
PAUL FREDERICK MUNN & BETTY JANE MUNN JT TEN	674	674	0
PAUL GERARD HARGARTEN	1379	1379	0
PAUL GERGENTI	681	681	0
PAUL HACKETT	675	675	0
PAUL HUNTER VON LEER	2,700	2,700	0
PAUL IGNATIUS TRAYNOR & CELIA ARRINGTON TRAYNOR JT TEN	1,344	1,344	0
PAUL J BRADLEY	2,019	2,019	0
PAUL J KOWALCZYK	1,367	1,367	0
PAUL J PATELUNAS	2,774	2,774	0
PAUL JOSEPH PAOLINO	2,048	2,048	0
PAUL JOSEPH RAVENNA	688	688	0
PAUL KAUFMAN* & JANE KAUFMAN JT TEN	1,344	1,344	0
PAUL KING	1,360	1,360	0
PAUL KURZAWA	1398	1398	0
PAUL KURZAWA & DIAN PAWLOWSKI JT TEN	680	680	0
PAUL L. HENNEY & JEANNE S. HENNEY JT TEN	6,783	6,783	0
PAUL M TATKO & LINDA TATKO JT TEN	1,349	1,349	0
PAUL MARTIS & MOLLY MARTIS JT TEN	1,371	1,371	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
PAUL MELHEM NAHED & LAURA LEE NAHED JT TEN	1,351	1,351	0
PAUL MICHAEL BECKWITH	1,348	1,348	0
PAUL MICHAEL NAVARRO & DIANA MARIE NAVARRO JT TEN	1,387	1,387	0
PAUL MIKLOS	2,779	2,779	0
PAUL MILLARD THOMSON	1,389	1,389	0
PAUL MSASHI MORIMOTO	6,720	6,720	0
PAUL ONEIL ALBERT	673	673	0
PAUL P BROCKER	2,753	2,753	0
PAUL PARKES	2,717	2,717	0
PAUL PFEIFFER & DIANA PFEIFFER JT TEN	2,688	2,688	0
PAUL R STANTON	2,745	2,745	0
PAUL ROBERT TOWLE & JANE BERNARD TOWLE JT TEN	3,485	3,485	0
PAUL STUART BUNCH LIVING TRUST AGREEMENT (257)	3,430	3,430	0
PAUL T RICHARDS	1368	1368	0
PAUL T. DAY	1,400	1,400	0
PAUL T. DAY & PETRA H. DAY JT TEN	2,752	2,752	0
PAUL TAYLOR & GLADYS TAYLOR JT TEN	688	688	0
PAUL TEMPLER	1,405	1,405	0
PAUL V RYAN	6,783	6,783	0
PAUL VINCENT POLIZZI	1364	1364	0
PAUL VITA	2,089	2,089	0
PAUL W KEOUGH	677	677	0
PAUL W PRICE	6,729	6,729	0
PAUL WARREN	6,783	6,783	0
PAUL WILCOX	1,366	1,366	0
PAUL WILCOX & STEPHANIE L WILCOX JT TEN	2,062	2,062	0
PAUL ZAMBITO	9,459	9,459	0
PAULA ANN GAGNE	2,753	2,753	0
PAULA MASTERS MASTERS	1,405	1,405	0
PAULA RAY	1,353	1,353	0
PAULA WOODYARD & PATRICK WOODYARD JT TEN	2,695	2,695	0
PAULUS HAYNSWORTH & CLAIRE HAYNSWORTH JT TEN	1,367	1,367	0
PAVAO HULDISCH	3439	3439	0
PAZ INTERIORS, INC. (258)	2,785	2,785	0
PEDRO DELGADO	677	677	0
PEGGY ANN LITTLE	1353	1353	0
PEGGY REID & BARRY REID JT TEN	1368	1368	0
PENG GAO	702	702	0
PENNY EFAPLOMATIDES	2043	2043	0
PENTAD CORPORATION (259)	13,962	13,962	0
PEREGRIN LAWRENCE MELE	1,351	1,351	0
PERRY MING MOY	687	687	0
PETE ANTHONY BOTTINO	2,692	2,692	0
PETE EUGENE KLUESNER	1358	1358	0
PETE FASSBENDER & DIANE FRANCIS FASSBENDER JT TEN	1,353	1,353	0
PETE MANGANO	2,030	2,030	0
PETER A DEBONA	1381	1381	0
PETER A DISALVO	6,877	6,877	0
PETER ALEXIUS LAUZON	4,094	4,094	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
PETER AND VIIVAN DE KOK REVOCABLE LIVING TRUST (260)	2,781	2,781	0
PETER ANDREW DECHAT	1,360	1,360	0
PETER ANTHONY TOMAINO	20,430	20,430	0
PETER B MCINTYRE	1,376	1,376	0
PETER BALOGU	697	697	0
PETER BARFIELD	1,349	1,349	0
PETER BUELL	13,494	13,494	0
PETER C FOSTER	699	699	0
PETER CONRARDY	6,810	6,810	0
PETER DE KOK	3,369	3,369	0
PETER EDWARD EATON & ELIZABETH ANN EATON JT TEN	1,349	1,349	0
PETER EMMETT FENTON	1375	1375	0
PETER ERIC PAVALKO	1,360	1,360	0
PETER F HOLT	13,620	13,620	0
PETER F LAROSA	673	673	0
PETER FISCHER	2,738	2,738	0
PETER G FULLER	1,389	1,389	0
PETER GLENN KNOLL & CAROLA KNOLL JT TEN	699	699	0
PETER H HAUK*	2030	2030	0
PETER HURT	673	673	0
PETER J BINCKLEY	1,357	1,357	0
PETER J ISAAC*	1346	1346	0
PETER J. ISAAC & ANN ISAAC JT TEN	1,376	1,376	0
PETER JAMES NICKLAS	702	702	0
PETER JAY GRIMES	702	702	0
PETER JOSEPH GIRODAT & TERESA KRYSTYNA GIRODAT JT TEN	1,346	1,346	0
PETER K LAROSE	672	672	0
PETER KELLY	3,392	3,392	0
PETER KENT	695	695	0
PETER KHAIT	681	681	0
PETER LAWRENCE CIANCHETTA	1,344	1,344	0
PETER LOUIS SAMAHA & DONNA SAMAHA JT TEN	2,688	2,688	0
PETER LOWRY & SOPHIA LYN LOWRY JT TEN	20,778	20,778	0
PETER MANGIACOTTI	9,693	9,693	0
PETER MARMARAS & NANCY MARMARAS JT TEN	692	692	0
PETER MARTIN BJERKE	5,383	5,383	0
PETER MAURICE LAURIDSEN	2,024	2,024	0
PETER MICHAEL CALLAHAN	1,346	1,346	0
PETER MICHAEL PREUSS & KATHLEEN SCHEER JT TEN	678	678	0
PETER MICHAELSON	680	680	0
PETER MONETTE & MARCHA MONETTE JT TEN	676	676	0
PETER MURTIN	1365	1365	0
PETER MYCHAILYSZYN	676	676	0
PETER NEWTON FORD	4,116	4,116	0
PETER NICHOLAS KOLOCURIS & DANIELA KOLOCURIS JT TEN	13,602	13,602	0
PETER PAUL OSTAPOW & IRENE E OSTAPOW JT TEN	684	684	0
PETER R SALAS JR	6,730	6,730	0
PETER R WHEELER	13,792	13,792	0
PETER RALIEGH DANIELS	14,031	14,031	0
PETER RALIEGH DANIELS & RAMONA DANIELS JT TEN	3,407	3,407	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
PETER ROBERT BUCHLER	2,806	2,806	0
PETER SCHULTZ	5,426	5,426	0
PETER SHANES	677	677	0
PETER SUNGHYUN YANG	684	684	0
PETER VESSELLA	7,025	7,025	0
PETER VINCENT HORAN	698	698	0
PETER WASILKOFF	687	687	0
PETER WASILKOFF & DONNA WASILKOFF JT TEN	699	699	0
PETER WENZEL	3,374	3,374	0
PETER WIRSKI	1,382	1,382	0
PETRECCA FAMILY TRUST (261)	2,083	2,083	0
PG BERNHEIM	676	676	0
PHIL HERLEY	2,019	2,019	0
PHILIP ANDREW PRUITT	6,729	6,729	0
PHILIP ANGELOTTI	1,346	1,346	0
PHILIP B STILES*	1,346	1,346	0
PHILIP BALDWIN	681	681	0
PHILIP CIMINO	2,013	2,013	0
PHILIP CIMINO & DORIS A FLEISCHER JT TEN	671	671	0
PHILIP COCKE & SUSAN COCKE JT TEN	2,713	2,713	0
PHILIP DEAN DOHRMAN	2,699	2,699	0
PHILIP DELPRETE	8,296	8,296	0
PHILIP DOUGLAS COX	1,349	1,349	0
PHILIP E HUFFMAN & ALETHA C HUFFMAN JT TEN	2,769	2,769	0
PHILIP FRANCIS KOREN	1,367	1,367	0
PHILIP G ROSS III	2,040	2,040	0
PHILIP GEORGGI	2,011	2,011	0
PHILIP H LEE	1,376	1,376	0
PHILIP HAROLD CLINKSCALES III LIVING TRUST UAD 2020-10-12 (262)	1,349	1,349	0
PHILIP HOWARD MCCALL & SHARON LOREE MCCALL JT TEN	1,351	1,351	0
PHILIP IOANNIDES PRADA	673	673	0
PHILIP J SHERIDAN & JANE M SHERIDAN JT TEN	681	681	0
PHILIP J STEIN	2,713	2,713	0
PHILIP JACKSON	4,038	4,038	0
PHILIP JAMES SIRIGIANO JR	680	680	0
PHILIP K ZIA	10,483	10,483	0
PHILIP K ZIA & PHYLLIS K ZIA JT TEN	10,107	10,107	0
PHILIP LOUIS ADESSO	5,477	5,477	0
PHILIP LUBENSKY	683	683	0
PHILIP LYONS & VIRGINIA LYONS TRUST (263)	8,178	8,178	0
PHILIP M DOLBOW	691	691	0
PHILIP MOLLDREM	3,369	3,369	0
PHILIP OCHLAN	2,801	2,801	0
PHILIP R FREO & LISA ABEL FREO JT TEN	3,365	3,365	0
PHILIP R MONTAGNO	702	702	0
PHILIP RING	1,369	1,369	0
PHILIP ROBERT BERKOWITZ	1,400	1,400	0
PHILIP SLEDZ	9,471	9,471	0
PHILIP T LABARBERA	673	673	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
PHILIP T MUELLER	2,019	2,019	0
PHILIP VAN HALE	1,387	1,387	0
PHILLIP A BROOKS	1,398	1,398	0
PHILLIP A LAUGHLIN	674	674	0
PHILLIP CASCARDO & ROSA PRESTIA CASCARDO JT TEN	1,348	1,348	0
PHILIP D FULTON	2,724	2,724
PHILLIP DAVISON	2043	2043	0
PHILLIP HAMMETT	1,363	1,363	0
PHILLIP J BECHTOLD AND JO ANNE BECHTOLD LIVING TRUST (264)	702	702	0
PHILLIP KROEKER	673	673	0
PHILLIP L CLARK	6,766	6,766	0
PHILLIP M SMITH & SHERRY L SMITH JT TEN	3,369	3,369	0
PHILLIP MOGAVERO*	3,365	3,365	0
PHILLIP R AMES & CHERYL L AMES JT TEN	2,016	2,016	0
PHILLIP WEINBERG	2759	2759	0
PHYLLIS D GREENE	6,783	6,783	0
PHYLLIS JOAN LIGHTFOOT	674	674	0
PHYLLIS VON SASPE	688	688	0
PIERCE FAMILY REVOCABLE TRUST (265)	6,783	6,783	0
PIERRE COSSARD	6,828	6,828	0
PIERRE LERMANT	1352	1352	0
PILAR DUBUC-PENNEY & LEE G PENNEY JT TEN	1,346	1,346	0
PINEDALE HOLDING, LLC (266)	1371	1371	0
PING X CHEN	4,070	4,070	0
PKM TRUST (267)	1358	1358	0
PMP GROUP LLC (268)	1,405	1,405	0
POLLY ANN COWLEY & KEITH LEE COWLEY JT TEN	3,400	3,400	0
POLLY DUNN	692	692	0
PONNUSWAMY GOUNDER NATARAJAN	672	672	0
POUL HORNSLETH & APRIL CALDWELL HORNSLETH JT TEN	2,717	2,717	0
POWEL BROWN	1,405	1,405	0
PRA SELFDIR ROTH TRUST FBO PAUL R AUSTIN (269)	694	694	0
PRADIP C PATEL	687	687	0
PRISCILLA HUNT	13,407	13,407	0
PROSPER FINANCIAL INC (270)	673	673	0
PUNAM SAXENA & PRAVEEN SAXENA JT TEN	699	699	0
QUALITY MAT COMPANY (271)	104,118	104,118	0
QUANG NGHIA TRAN & KIM ANH TRAN JT TEN	1,360	1,360	0
QUIN ANDRE WYCHANKO	6,982	6,982	0
QUIN ANDRE WYCHANKO			0
QUINCY INVESTMENT GROUP (272)	13,459	13,459	0
QUINN STEPHEN RUELLE & HEIKE CHRISTINE RUELLE JT TEN	14,003	14,003	0
QUINTINA BERTIZ CORTEZA	670	670	0
QUINTON FRANZOY	2754	2754	0
QUINTON FRANZOY			0
R DALE MCBRIDE	2691	2691	0
R&C DURR TRUST (273)	2,097	2,097	0
R. DANIEL MCMICHAEL	2,030	2,030	0
R. SCOTT TAYLOR	3,483	3,483	0
RACHEL MATHIS & STEPHAN SCOTT MATHIS JT TEN	673	673	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
RADOMIR DJOLIC	677	677	0
RAE SCHLAPPI	2,702	2,702	0
RAFAEL L POLO*	2726	2726	0
RAFAEL MONTERREY	702	702	0
RAIDER EARLE RAMSTAD & VIVIEN Y HO JT TEN	686	686	0
RAJAN LIVING TRUST (274)	4,081	4,081	0
RAJEEV BASAK	685	685	0
RAJESH KHURANA & SONIA KHURANA JT TEN	2024	2024	0
RAJINDER VERMA & NIRUPMA VERMA JT TEN	681	681	0
RAJU KAVAL	1,353	1,353	0
RAJU KOLI & REGINA KOLI JT TEN	1,346	1,346	0
RAKHSHANDA LAYEEQUR RAHMAN & MARCUS RAHMAN JT TEN	672	672	0
RALPH A GRANDE	677	677	0
RALPH A MORANZ	9,607	9,607	0
RALPH A. BISCEGLIA	4,129	4,129	0
RALPH EDWARD WEHMER	688	688	0
RALPH GALLIZZI	1,369	1,369	0
RALPH H CIVJAN	702	702	0
RALPH H GRILLS	13,566	13,566	0
RALPH HENDRIX & DENISE HENDRIX JT TEN	1,348	1,348	0
RALPH JACOBSEN	1360	1360	0
RALPH LEE KONSHUK & SUSAN A KONSHUK JT TEN	687	687	0
RALPH LEE LOCKHART	1,353	1,353	0
RALPH M TREGLIA*	3,448	3,448	0
RALPH MURCIANO	678	678	0
RALPH THOMAS POZZI	3,392	3,392	0
RALPH WARCHOL	688	688	0
RALPH WILLIAM AUSMAN & ILJU CHOI AUSMAN JT TEN	3,454	3,454	0
RALUCA ELENA BABI COOK & DOUGLAS LEE COOK JT TEN	1,344	1,344	0
RAMA ALVAREZ	674	674	0
RAMA PRASAD	1,375	1,375	0
RAMAN KUMAR JASSAL	2,081	2,081	0
RAMANDEEP SINGH MANN	673	673	0
RAMAZI GOTSIRIDZE	692	692	0
RAMONA JOY NUSS	5,432	5,432	0
RAMSEY B TAYLOR*	1,342	1,342	0
RANBIR VARMA & SUNIL VARMA JT TEN	2,685	2,685	0
RANDA BATHAS	2733	2733	0
RANDAL JAMES & DEBORAH JAMES JT TEN	3,407	3,407	0
RANDAL KOSROW & KRISTIN KOSROW JT TEN	13,656	13,656	0
RANDALL BARRON GUESS	672	672	0
RANDALL BARRON GUESS & PECHARA GUESS JT TEN	673	673	0
RANDALL DEAN YEISLEY	1365	1365	0
RANDALL E JOHNSON	685	685	0
RANDALL E JOHNSON & SHARI JOHNSON JT TEN	681	681	0
RANDALL EVAN KAY	1,346	1,346	0
RANDALL J KESSENICH	680	680	0
RANDALL J KESSENICH & KAREN E KESSENICH JT TEN	700	700	0
RANDALL JAMES RYSKOSKI	1,346	1,346	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
RANDALL K CAROLLO TRUST UAD 1983-06-30 (275)	40,862	40,862	0
RANDALL LEE POTTS & CHERYL LEE POTTS JT TEN	2,076	2,076	0
RANDALL MAYNARD	1,348	1,348	0
RANDALL PATTERSON	1,346	1,346	0
RANDALL SCOTT BEALLIS	1,405	1,405	0
RANDALL SCOTT HILLER	3,441	3,441	0
RANDALL STEVEN GRANAAS	1,351	1,351	0
RANDALL STUEWE	3,427	3,427	0
RANDALL WAYNE FAULKNER	68,511	68,511	0
RANDALL ZACKRISSON	1,405	1,405	0
RANDEE ROBERTS	2,801	2,801	0
RANDOLF LAWRENCE SCRITCHFIELD* & KATHERINE SCRITCHFIELD JT TEN	677	677	0
RANDOLPH BALTZ	6,961	6,961	0
RANDOLPH BARTON GETZ	8,226	8,226	0
RANDOLPH KEEFER & BONNIE KEEFER JT TEN	2,018	2,018	0
RANDY BERRY	10,268	10,268	0
RANDY BROCHER	7,025	7,025	0
RANDY CHAD PAYNE	1,366	1,366	0
RANDY DOZIER & LYNNE DOZIER JT TEN	1,346	1,346	0
RANDY ESPARZA	1,366	1,366	0
RANDY FUERST	2,728	2,728	0
RANDY G ADAMS	678	678	0
RANDY LEE BUSSART	1,373	1,373	0
RANDY LEE HUTSON & CINDY HUTSON JT TEN	1354	1354	0
RANDY LEE JONES	20,188	20,188	0
RANDY P EVERETT	1,403	1,403	0
RANDY ROMINGER & KATY ROMINGER JT TEN	1,357	1,357	0
RAO V CHINTAPALLI	1,353	1,353	0
RASH B MATHUR	6,720	6,720	0
RAUL E WONG	2718	2718	0
RAY ISTRE	4073	4073	0
RAY LECOURS & JEAN LECOURS JT TEN	697	697	0
RAY MICHAEL PUMPHREY	1,357	1,357	0
RAYLAND C VANNORMAN & LAURA VANNORMAN JT TEN	695	695	0
RAYMOND FESTINO	677	677	0
RAYMOND G JOHNS & MICHELE MILLS JOHNS JT TEN	677	677	0
RAYMOND J SELNA	1360	1360	0
RAYMOND JOHN MCHUGH	2,715	2,715	0
RAYMOND L KLOS	5,478	5,478	0
RAYMOND LANIADO & SAMUEL LANIADO JT TEN	677	677	0
RAYMOND LEE GORDON	1,398	1,398	0
RAYMOND LEE MILLER & ALINA MARIE MILLER JT TEN	673	673	0
RAYMOND MERLE MUCKALA & VICTORIA ANN MUCKALA JT TEN	6,720	6,720	0
RAYMOND MILLER & KIMBERLY MILLER JT TEN	1,369	1,369	0
RAYMOND NMN SCHIEK	699	699	0
RAYMOND PIERANGELI	688	688	0
RAYMOND RAEDY	675	675	0
RAYMOND ROMANO & NANCY ROMANO JT TEN	685	685	0
RAYMOND SLACH & NANCY SLACH JT TEN	6,826	6,826	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
RAYMOND THOMAS EASTER,JR.	681	681	0
RAYMOND TKACZ & MAUREEN TKACZ JT TEN	2,703	2,703	0
RAYMOND VICTOR BROWN JR	2,786	2,786	0
RAYMOND WELLSPEAK & ELIZABETH WELLSPEAK JT TEN	2,695	2,695	0
RAYMUNDO BACA	692	692	0
RD 2020 IRREVOCABLE TRUST (276)	2,051	2,051	0
REBECCA MCBETH & MARKI MCBETH JT TEN	694	694	0
REBECCA NEWELL LASCANO	702	702	0
REBECCA PAINTER WEST	2,024	2,024	0
REED A MILLER	2,706	2,706	0
REED A MILLER	2,688	2,688	0
REESE JEFF ADAMS	13,960	13,960	0
REGINA ANDRA REED	3,400	3,400	0
REGINA ANN CODI	688	688	0
REGINAL KEITH HERMAN & EILEEN KAY HERMAN JT TEN	2,685	2,685	0
REGIS CARDILLO	702	702	0
REID W LAPAGLIA	1,362	1,362	0
REJA FERDOWSI	38,984	38,984	0
RENATA MAIORINO	1,346	1,346	0
RENATE JONES	671	671	0
RENATO IRRIBARREN	13,575	13,575	0
RENE A VALDEZ	2,058	2,058	0
RENE MICHAEL REED & JUDITH ANNE REED JT TEN	27,633	27,633	0
RENE VARDAPOUR & VIKTORIYA KHUSIT JT TEN	1,367	1,367	0
RENE VILLAFLOR LANZANAS	2,692	2,692	0
RENEE C CARPER*	1,353	1,353	0
RENEE C CARPER* & PHILIP A CARPER JT TEN	1,346	1,346	0
RENEE JAEGERS & DERRICK JAEGERS JT TEN	1,348	1,348	0
RENEE JEAN SAMM	697	697	0
RENEE KESNER	2,708	2,708	0
RENEE MICHELE ARMIJO	1,346	1,346	0
RETIRED JAMES A STAHR LIVING TRUST DATED JULY 14, 2003 (277)	2,713	2,713	0
REVOCABLE LIVING TRUST OF JERRY M. CORE & DEBORAH A CORE (278)	6,846	6,846	0
REY FERNANDEZ & ARLYN FERNANDEZ JT TEN	678	678	0
REYNALDO RANDALL ORTIZ & NETA GALLAWAY HATHAWAY JT TEN	6,953	6,953	0
REZA NAJAFI	700	700	0
RGA FAMILY PARTNERS, LP (279)	20,859	20,859	0
RHODA J LARSON	685	685	0
RHONDA KAY ROGERS & KEITH RAYFORD GLOWKA JT TEN	4,855	4,855	0
RIC ALAN ABBOTT & BRENDA K ABBOTT JT TEN	1354	1354	0
RICARDO ZAMBITO & CHERYL ZAMBITO JT TEN	4,038	4,038	0
RICHARD A BENFIELD	6,881	6,881	0
RICHARD A DORCHAK	1,382	1,382	0
RICHARD A STERLEY	691	691	0
RICHARD A WOODRUFF II	673	673	0
RICHARD AGRESTA & KIMBERLY AGRESTA JT TEN	1380	1380	0
RICHARD AIENA	1345	1345	0
RICHARD ALAN MCKINNEY	3490	3490	0
RICHARD ALEX ADAMS & LUIZA ADAMS JT TEN	698	698	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
RICHARD ALEXANDER BRENING, JR.	692	692	0
RICHARD ALEXANDER BRENING, JR. & BONITA BARBARA BRENING JT TEN	700	700	0
RICHARD ALLEN MACILWAINE & KATHRYN COMBS MACILWAINE JT TEN	672	672	0
RICHARD ALVA SECRIST	2043	2043	0
RICHARD AND ELIZABETH DREISBACH REVOCABLE TRUST (280)	1,353	1,353	0
RICHARD ANDREWS MATZA	694	694	0
RICHARD B KITZMAN	2,776	2,776	0
RICHARD B PAUZE & MARTHA B PAUZE JT TEN	2,713	2,713	0
RICHARD B PAYNE	1,348	1,348	0
RICHARD BARR	1,376	1,376	0
RICHARD BARRY WILDER	40,741	40,741	0
RICHARD BERGER	1,383	1,383	0
RICHARD BERGER & SHERRILL LYNN BERGER JT TEN	3,490	3,490	0
RICHARD BOLEA & DIANE BOLEA JT TEN	1,366	1,366	0
RICHARD BOSTWICK	1,353	1,353	0
RICHARD C RIASSETTO	6,729	6,729	0
RICHARD C WALSH	1,346	1,346	0
RICHARD CAGAN	2,105	2,105	0
RICHARD CARROL SCHMITT & GRACE TANGJERD SCHMITT JT TEN	1,360	1,360	0
RICHARD CASALINO	3477	3477	0
RICHARD CHARLES CALLISTER	678	678	0
RICHARD CHARLES CALLISTER & CYNTHIA SUSAN CALLISTER JT TEN	680	680	0
RICHARD CHARLES NOVETZKE JR	673	673	0
RICHARD CREAL & PAULETTE CREAL JT TEN	13,575	13,575	0
RICHARD D FURST & BARBARA K FURST JT TEN	700	700	0
RICHARD D GUSDORFF	1,349	1,349	0
RICHARD DALE COWELL	2721	2721	0
RICHARD DAVID LUCENTE & MISTI MORNINGSTAR LUCENTE JT TEN	1370	1370	0
RICHARD DEAN JOHNSON	675	675	0
RICHARD DEAN JOHNSON & GINA M JOHNSON JT TEN	1,357	1,357	0
RICHARD DOUGLAS LYONS	1,353	1,353	0
RICHARD DWAYNE SCHULTZ*	1,341	1,341	0
RICHARD DZANSKI & PHUONG THI DZANSKI JT TEN	685	685	0
RICHARD E VANDERVORT	1,376	1,376	0
RICHARD EDWARD CHURCH*	675	675	0
RICHARD EDWARD FERNANDEZ & CHRISTINA HOWARD FERNANDEZ JT TEN	691	691	0
RICHARD EVERETT SCHWARZMANN*	1,346	1,346	0
RICHARD FIKE	13,512	13,512	0
RICHARD FOLWARSKI	1356	1356	0
RICHARD FRANKLIN BERLINRUT* & NORMA JEAN BERLINRUT JT TEN	2,692	2,692	0
RICHARD FREDERICK ZUENDT	10,322	10,322	0
RICHARD FREDERICK ZUENDT & JOAN ZUENDT JT TEN	3,472	3,472	0
RICHARD FREMPTER & ROBIN FREMPTER JT TEN	2,692	2,692	0
RICHARD G ZOGOB & CAROL M MOSSLER JT TEN	681	681	0
RICHARD GAIENNIE*	337,718	337,718	0
RICHARD GEORGE CANOVA	2,688	2,688	0
RICHARD GEORGE CANOVA & NANCY N CANOVA JT TEN	1,396	1,396	0
RICHARD GEORGE CANOVA & NANCY N CANOVA JT TEN	1,389	1,389	0
RICHARD GEURTS	671	671	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
RICHARD GREGORY TENNANT	1,348	1,348	0
RICHARD H COREY & DONNA COREY JT TEN	673	673	0
RICHARD H CROSBY & JEANNE J CROSBY JT TEN	6,783	6,783	0
RICHARD H. DEARING	6,720	6,720	0
RICHARD HAHN & PATRICIA HAHN JT TEN	1,353	1,353	0
RICHARD HEINZE	14,935	14,935	0
RICHARD HENRY FOWLER	673	673	0
RICHARD HENRY JANIESCH	681	681	0
RICHARD HOPPER	677	677	0
RICHARD HORTON & ELENA H HORTON JT TEN	700	700	0
RICHARD HUGUES*	1,351	1,351	0
RICHARD IZZO	702	702	0
RICHARD J DWIATEK	672	672	0
RICHARD J FERRO	13,942	13,942	0
RICHARD J MCAFEE	702	702	0
RICHARD J PFAFFENBERGER	2,734	2,734	0
RICHARD J RUSHTON	33,647	33,647	0
RICHARD J TRAWINSKI	674	674	0
RICHARD J WISEMAN	2,064	2,064	0
RICHARD JAGO	1345	1345	0
RICHARD JAMES DONADIO	672	672	0
RICHARD JAMES STRLE & SYLVIA DIANE STRLE JT TEN	4,032	4,032	0
RICHARD JAY BURTNESS	672	672	0
RICHARD JAY BURTNESS & ANITRA BURTNESS JT TEN	700	700	0
RICHARD JAY ORNA	4,121	4,121	0
RICHARD JAY ORNA & PAMELA RUTH ORNA JT TEN	1,400	1,400	0
RICHARD JOHNSON FOUTS	5,451	5,451	0
RICHARD JONES & LISA JONES JT TEN	1,353	1,353	0
RICHARD JOSEPH BEIL	688	688	0
RICHARD JOSEPH SUBOTICH	3,508	3,508	0
RICHARD KATZ	4,138	4,138	0
RICHARD KIETH VELEY	678	678	0
RICHARD KURITZ & ANTOINETTE KURITZ JT TEN	675	675	0
RICHARD L COLES	702	702	0
RICHARD L STEWART	1,349	1,349	0
RICHARD LEE OLIVER & ANNE PATRICE OLIVER JT TEN	675	675	0
RICHARD LEONARD & JUNE LEONARD JT TEN	691	691	0
RICHARD LONGSTREET	1365	1365	0
RICHARD M BLOOM	1,391	1,391	0
RICHARD MAURO	685	685	0
RICHARD MAURO	700	700	0
RICHARD MCINTYRE	2,803	2,803	0
RICHARD MCKINLEY GERHART	1,357	1,357	0
RICHARD MERINGOLO	13,602	13,602	0
RICHARD MEYER	2,021	2,021	0
RICHARD MICHAEL KOZACIK	678	678	0
RICHARD MICHAEL MURAWSKI	3428	3428	0
RICHARD MICHAEL NELMS & THERESA JEAN MORGAN-NELMS JT TEN	700	700	0
RICHARD MORAN	1,351	1,351	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
RICHARD N CARTER & PATRICIA ROSE CARTER JT TEN	1,346	1,346	0
RICHARD NUCKLES	2,717	2,717	0
RICHARD OKEEFE & ROSEANN OKEEFE JT TEN	7,002	7,002	0
RICHARD ORVILLE HOSTETLER	2,016	2,016	0
RICHARD PAMPILLONIO	1,346	1,346	0
RICHARD PAUL KLUCZNIK	2,810	2,810	0
RICHARD PAUL STORRS	1,353	1,353	0
RICHARD PIATAS*	1,353	1,353	0
RICHARD PITTENGER	2,044	2,044	0
RICHARD PRUCNAL	6,720	6,720	0
RICHARD R PLUMMER	678	678	0
RICHARD REITANO	6,747	6,747	0
RICHARD REPASKY	13,835	13,835	0
RICHARD ROGGENBURG & FAITH ROGGENBURG JT TEN	2,718	2,718	0
RICHARD ROSE	2,796	2,796	0
RICHARD RUSSWURM	5,469	5,469	0
RICHARD S GILL	6,783	6,783	0
RICHARD S MORENO	677	677	0
RICHARD S MORENO & LISA MORENO JT TEN	677	677	0
RICHARD S NEWCOMBE	3,459	3,459	0
RICHARD S POLCARI	1,375	1,375	0
RICHARD SAXON* & KATHY SAXON JT TEN	677	677	0
RICHARD SELLERS	1,371	1,371	0
RICHARD SHANE COLTRAIN	3,458	3,458	0
RICHARD SHEM JESSOP*	1,353	1,353	0
RICHARD SPETHMANN	677	677	0
RICHARD STANLEY DRAUS & LYNN ALICE DRAUS JT TEN	681	681	0
RICHARD STEVEN TONNEMACHER	1390	1390	0
RICHARD STEWART KAHN	700	700	0
RICHARD STORM JR	33,906	33,906	0
RICHARD STUART COLLINS	2,035	2,035	0
RICHARD T SAUERWEIN	2,735	2,735	0
RICHARD TALIESIN REESE & SUSAN REESE JT TEN	2,706	2,706	0
RICHARD TEMPLER	27,615	27,615	0
RICHARD THOMAS HARDIN JR & CHRISTY PERKINS HARDIN JT TEN	14,003	14,003	0
RICHARD THOMAS MOLL	2,078	2,078	0
RICHARD TIZZANO & GLORIA TIZZANO JT TEN	1,360	1,360	0
RICHARD TRENZ	2,753	2,753	0
RICHARD TRUJILLO	3,393	3,393	0
RICHARD W CARLSON	2690	2690	0
RICHARD W HALTER	2,040	2,040	0
RICHARD W HUDSON	1,344	1,344	0
RICHARD W PFUHLER* & EVA A PFUHLER JT TEN	1,344	1,344	0
RICHARD W. KUCKSDORF	7,002	7,002	0
RICHARD WARREN MOSS	1377	1377	0
RICHARD WARREN WOODS	2061	2061	0
RICHARD WAYNE ASHBURN & CHRISTINE MARIE ASHBURN JT TEN	1,357	1,357	0
RICHARD WAYNE ELLEDGE	1,357	1,357	0
RICHARD WAYNE HANKINS & SANDRA ANN HANKINS JT TEN	673	673	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
RICHARD WAYNE LASTRINA	684	684	0
RICHARD WELLS MOORE	1,398	1,398	0
RICHARD WILLIAM JOHNSON	2,779	2,779	0
RICHMOND W GLOVER	674	674	0
RICK ALAN ANDERSON* & TANYA LYNN ANDERSON JT TEN	27,304	27,304	0
RICK ALLEN LECHNER & ANN C LECHNER JT TEN	2,713	2,713	0
RICK ALLEN LEPLEY	1,366	1,366	0
RICK ANDERSON	1,360	1,360	0
RICK BRANDELLI	13,745	13,745	0
RICK KAMPSCHROEDER	1,349	1,349	0
RICK LEVENTHAL	3,360	3,360	0
RICK LOUDENBACK	13,754	13,754	0
RICK MOSLEY	676	676	0
RICK O’BRIEN	702	702	0
RICK RAWLETT	673	673	0
RICK STORK	1374	1374	0
RICK WAYNE BAMPTON & LISA ANN BAMPTON JT TEN	3,369	3,369	0
RICK YOHMAN	2,024	2,024	0
RICKEY RAY WALKER	1389	1389	0
RICKY CRAVY	1,376	1,376	0
RICKY DALE PRATHER	1,348	1,348	0
RICKY J KOVERMAN & DEANNA J KOVERMAN JT TEN	673	673	0
RICKY KELLENBERGER	6,922	6,922	0
RICKY LEE WEATHERS	1,360	1,360	0
RIDWAN SOETARDJO	1,346	1,346	0
RIPLEY ROBERT HOLLISTER	6,105	6,105	0
RISHI AGARWAL	1,396	1,396	0
RITA B. ESTES	674	674	0
RITA CAPOGNA & ANTHONY CAPOGNA JT TEN	2,796	2,796	0
RITA JANE AKBASLI	1,363	1,363	0
RITA MARIE TURNER	677	677	0
RITCHIE ALAN PERKINS	674	674	0
RNHJH LLC (281)	1350	1350	0
ROBB F GOEHRING	6,765	6,765	0
ROBERT A BARONE	1352	1352	0
ROBERT A BARONE & ELLEN L BARONE JT TEN	2,044	2,044	0
ROBERT A BLAIR	2,738	2,738	0
ROBERT A CAMPANELLI & MARY JANE CAMPANELLI JT TEN	1,360	1,360	0
ROBERT A DE LUCA	702	702	0
ROBERT A MALENO*	2,702	2,702	0
ROBERT A MALENO* & MARY ANN MALENO JT TEN	8,118	8,118	0
ROBERT A SIMPSON	1396	1396	0
ROBERT A YOUNG	1,357	1,357	0
ROBERT A. FRIDAY	1,348	1,348	0
ROBERT A. GOSNELL	16,161	16,161	0
ROBERT ALAN MITCHELL	685	685	0
ROBERT ALAN PAUL	673	673	0
ROBERT ALEXANDER HUMMEL & NORI IRENE HUCKABAY JT TEN	1,346	1,346	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ROBERT ALLAN BIEN	673	673	0
ROBERT ALLEN CLARK	3,365	3,365	0
ROBERT ANTHONY ALINI	702	702	0
ROBERT ANTHONY CELIO & STEFANI JANINE CELIO JT TEN	1,357	1,357	0
ROBERT ANTHONY LACORTE	2,785	2,785	0
ROBERT ANTHONY MCNERNEY & KATHERINE MCNERNEY JT TEN	2,030	2,030	0
ROBERT ARTHUR BRUMBY III	2,692	2,692	0
ROBERT B HAMILTON	2,726	2,726	0
ROBERT B. YALLEN (THE YALLEN TRUST)	33,557	33,557	0
ROBERT BARNES	3,501	3,501	0
ROBERT BENGET VOLE PA	1,341	1,341	0
ROBERT BERJ ANTRASIAN & MARYANN B ANTRASIAN JT TEN	2,071	2,071	0
ROBERT BLAKE BARSAN	5,408	5,408	0
ROBERT BRADFORD KINNING & SHERI LYNN KINNING JT TEN	1,371	1,371	0
ROBERT BREMNER	672	672	0
ROBERT BROW*	672	672	0
ROBERT BRUCE GAINES & REGINA GAINES JT TEN	1,346	1,346	0
ROBERT BUCKLEY & MARLENE BUCKLEY JT TEN	6,855	6,855	0
ROBERT BURBANK	672	672	0
ROBERT BURGESS	6,704	6,704	0
ROBERT C CHRISTANELL & BEVERLY KAREN CHRISTANELL JT TEN	677	677	0
ROBERT C SCHLEICHER	54,766	54,766	0
ROBERT C WELLS	13,656	13,656	0
ROBERT C. ZYLSTRA	6,711	6,711	0
ROBERT CARL JETT	3367	3367	0
ROBERT CHARLES DE VILLIERS	2,723	2,723	0
ROBERT CHIMENTO	2,043	2,043	0
ROBERT CLINTON GOLDMAN & BERNADETTE M GOLDMAN JT TEN	691	691	0
ROBERT COBURN KRUSE & SHAREEN HARPER KRUSE JT TEN	1,342	1,342	0
ROBERT COHEN	26,989	26,989	0
ROBERT CORNELL ALDRICH & MARTHA GIBSON ALDRICH JT TEN	676	676	0
ROBERT CRAIG MOSTOLLER & PAMELA MOSTOLLER JT TEN	1,394	1,394	0
ROBERT CRISS HORTON & LEIGH IRENE HORTON JT TEN	1,400	1,400	0
ROBERT CURT STIER	681	681	0
ROBERT D CUNARD	3,427	3,427	0
ROBERT D FAGAN	7,016	7,016	0
ROBERT D HAMBERG	1,357	1,357	0
ROBERT D KERR & SUSAN KERR JT TEN	6,783	6,783	0
ROBERT D SHORT	6,801	6,801	0
ROBERT DAMIANO	702	702	0
ROBERT DANIEL MOORE & JEAN T MOORE JT TEN	2,781	2,781	0
ROBERT DAVID BERGER JR	2,746	2,746	0
ROBERT DAVID MOURADIAN & DIANE MARIE MOURADIAN JT TEN	2,035	2,035	0
ROBERT DAVID SMITH	675	675	0
ROBERT DEAN CORNWELL*	2,695	2,695	0
ROBERT DEAN EBERHART	674	674	0
ROBERT DEL TORRE	674	674	0
ROBERT DEMETRIUS STOCK	700	700	0
ROBERT DENNER & VALERIE DENNER JT TEN	69,710	69,710	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ROBERT DENNIS COLLINS	1,349	1,349	0
ROBERT DENNIS COLLINS & LINDA COLLINS JT TEN	1,363	1,363	0
ROBERT DICKEHUTH & MARY DICKEHUTH JT TEN	2,713	2,713	0
ROBERT DIGIOVANNI	2,772	2,772	0
ROBERT DUBOVICH	4,097	4,097	0
ROBERT E AND ANABEL V GRAY LIVING TRUST (282)	2,695	2,695	0
ROBERT E BROWN	4,154	4,154	0
ROBERT E FERNANDEZ	3,423	3,423	0
ROBERT E HUGHES	2,702	2,702	0
ROBERT E RAPP	3,508	3,508	0
ROBERT EARL PLEASANT SR	2,040	2,040	0
ROBERT EJERCITO DE CASTRO	692	692	0
ROBERT ERIC MAKOWIEC	5,507	5,507	0
ROBERT ERIC SCHWALBE	702	702	0
ROBERT ERIC SCHWALBE & JANET M M SCHWALBE JT TEN	688	688	0
ROBERT ERIC SCHWALBE & JANET M M SCHWALBE JT TEN	674	674	0
ROBERT EUGENE HORTON	698	698	0
ROBERT EUGENE PETERSON	4755	4755	0
ROBERT F BURKE	6,953	6,953	0
ROBERT F EISEN	1,376	1,376	0
ROBERT F. GRISANTI & ETHEL C GRISANTI JT TEN	684	684	0
ROBERT FELIX RUGGIERO	692	692	0
ROBERT FELIX RUGGIERO & BARBARA ANN RUGGIERO JT TEN	1,398	1,398	0
ROBERT FOWLER & MELISSA FOWLER JT TEN	673	673	0
ROBERT FRANCIS FAVATA	1372	1372	0
ROBERT FRANCIS MCDONNELL	13,602	13,602	0
ROBERT FRANCIS MINERICK* & MARGARET JEAN MINERICK JT TEN	2,706	2,706	0
ROBERT FRANK TARANTOLO	676	676	0
ROBERT G FLAKE	2,697	2,697	0
ROBERT G LULL	6,738	6,738	0
ROBERT G TISCHER	680	680	0
ROBERT G TISCHER & GERALDINE CATHERINE TISCHER JT TEN	1380	1380	0
ROBERT GALINDO	1,360	1,360	0
ROBERT GAWEN	1,346	1,346	0
ROBERT GENESIOUS & NADINE GENESIUS JT TEN	687	687	0
ROBERT GERARD MCQUILLAN & MARYANN MCQUILLAN JT TEN	700	700	0
ROBERT GILBERTSON	671	671	0
ROBERT GOODRICH	699	699	0
ROBERT GRANDINETTI	683	683	0
ROBERT GRANILLO BONILLAS	2,753	2,753	0
ROBERT GREENHALGH & CARMELA CIPOLLINA JT TEN	674	674	0
ROBERT GREGORY	1,344	1,344	0
ROBERT H CROSBY	13,566	13,566	0
ROBERT H INGHAM & MARTHA A INGHAM JT TEN	1,357	1,357	0
ROBERT H LACEY	1,376	1,376	0
ROBERT HARBUCK	1354	1354	0
ROBERT HARMAN RUCKER	1,403	1,403	0
ROBERT HAROLD HILTON	1,403	1,403	0
ROBERT HAYS	1,346	1,346	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ROBERT HENRY MARCIN	1,405	1,405	0
ROBERT HEPWORTH	2,072	2,072	0
ROBERT HOFFMANN	1,357	1,357	0
ROBERT HOWARD FIORESI & ANNE LOUISE FIORESI JT TEN	1,348	1,348	0
ROBERT HUGH ADAMS	672	672	0
ROBERT I SCHOSTAK TRUST UAD 9/25/86 (283)	6,846	6,846	0
ROBERT J BENNETT	1,353	1,353	0
ROBERT J CAPOWSKI	1,342	1,342	0
ROBERT J CROOKSHANK	47,571	47,571	0
ROBERT J DE CLERCQ & JOANN C DE CLERCQ JT TEN	673	673	0
ROBERT J DEPNER	671	671	0
ROBERT J DEPPE*	1,351	1,351	0
ROBERT J DEVITZ & LESLIE DEVITZ JT TEN	672	672	0
ROBERT J LODGE & PATRICIA A LODGE JT TEN	27,107	27,107	0
ROBERT J NIESEN	702	702	0
ROBERT J NIESEN & CORLA ANN NIESEN JT TEN	683	683	0
ROBERT J SIEFERT	1388	1388	0
ROBERT J SWIDERSKI*	676	676	0
ROBERT J. WOLFGANG	2,695	2,695	0
ROBERT JAMES KELLEY	1,400	1,400	0
ROBERT JAMES MILLER	5,523	5,523	0
ROBERT JAY WINSTON & VIRGINIA LYNNE WINSTON JT TEN	700	700	0
ROBERT JOE PETERSON JR	2,710	2,710	0
ROBERT JOHN HILL	1,348	1,348	0
ROBERT JOHN HRON	1,405	1,405	0
ROBERT JOHN JENSEN	1,366	1,366	0
ROBERT JOHN JURSICH JR.	688	688	0
ROBERT JOHN JURSICH JR. & MARY KAY JURSICH JT TEN	692	692	0
ROBERT JONN GROSS	1,387	1,387	0
ROBERT JOSEPH BONANNO	702	702	0
ROBERT JOSEPH BOTH	698	698	0
ROBERT JOSEPH KNESAL	1,400	1,400	0
ROBERT JOSEPH SONDGEROTH & LUCY SONDGEROTH JT TEN	700	700	0
ROBERT KEITH WALTON	1,405	1,405	0
ROBERT KENNARD HAYWOOD & KATHERINE B. HAYWOOD JT TEN	681	681	0
ROBERT KERR NELSON & KIMBERLY MARIE NELSON JT TEN	687	687	0
ROBERT KISSELL & LINDA S KISSELL JT TEN	2,763	2,763	0
ROBERT KLING & LINDA KLING JT TEN	1,375	1,375	0
ROBERT KLINGER & MARY KLINGER JT TEN	1,346	1,346	0
ROBERT KOBUS	702	702	0
ROBERT KOLETZKY TOD TERRI LENSER	678	678	0
ROBERT KOLLAR	2,089	2,089	0
ROBERT L BALDWIN TRUST (284)	2,688	2,688	0
ROBERT L BRAYTON	3,383	3,383	0
ROBERT L HOWALD	2,771	2,771	0
ROBERT L LIVINGSTON	14,031	14,031	0
ROBERT L MARK	699	699	0
ROBERT L MILLER	1,405	1,405	0
ROBERT L SANDS	691	691	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ROBERT L SOUTHWORTH & DANEEN P SOUTHWORTH JT TEN	13,476	13,476	0
ROBERT L VILLALOBOS	1,360	1,360	0
ROBERT LARRRY HAPP	1373	1373	0
ROBERT LEE LEISCHUCK	13,969	13,969	0
ROBERT LEE OSMER	7,016	7,016	0
ROBERT LEE SPOONER	1365	1365	0
ROBERT LEMBACH	692	692	0
ROBERT LEWIS ROBERTSON	3,508	3,508	0
ROBERT LOUIS LEE	1,405	1,405	0
ROBERT LUSK	5,441	5,441	0
ROBERT M GURKE & CAROLYN M GURKE JT TEN	1,346	1,346	0
ROBERT M HAMILTON	4,145	4,145	0
ROBERT M KELLMAN	3,369	3,369	0
ROBERT M MULLER & THERESA M MULLER JT TEN	2,078	2,078	0
ROBERT M MYERS III	2,056	2,056	0
ROBERT M SHIVELY & SHARON SHIVELY JT TEN	6,881	6,881	0
ROBERT M WHITSETT	12,296	12,296	0
ROBERT MACDONALD & CHARMAINE MACDONALD JT TEN	671	671	0
ROBERT MARCU	1,405	1,405	0
ROBERT MARTIN FENICHEL	20,623	20,623	0
ROBERT MARTINEZ	4,148	4,148	0
ROBERT MAX RUDOLF	27,705	27,705	0
ROBERT MEADOWS* & SANDI MEADOWS JT TEN	3,383	3,383	0
ROBERT MEYER & DIANE MEYER JT TEN	3,472	3,472	0
ROBERT MICHAEL CHAFFINS	694	694	0
ROBERT MICHAEL HINDMAN	2069	2069	0
ROBERT MICHAEL LENNING & DANA GOSWICK LENNING JT TEN	1,349	1,349	0
ROBERT MICHAEL LETCHER & CAROL B LETCHER JT TEN	3,501	3,501	0
ROBERT MILLENACKER & CHRISTINE MILLENACKER JT TEN	1,357	1,357	0
ROBERT MOTTLEY	3,441	3,441	0
ROBERT MURPHY & MARGARET MURPHY JT TEN	1,398	1,398	0
ROBERT N D’URSO	670	670	0
ROBERT N SOUDERS	700	700	0
ROBERT NOISEUX	673	673	0
ROBERT OLDS HAGERTY	5,541	5,541	0
ROBERT OLIVER BOWMAN & ANN D BOWMAN JT TEN	1380	1380	0
ROBERT OLIVIER PHANEUF	699	699	0
ROBERT ORLANDI & ANNA ORLANDI JT TEN	1,366	1,366	0
ROBERT P DAVIDSON	4,038	4,038	0
ROBERT PATELLI	1,351	1,351	0
ROBERT PATRICK ASTORINO*	1,351	1,351	0
ROBERT PAUL GABRIEL*	4,084	4,084	0
ROBERT PIERCE REID	1,357	1,357	0
ROBERT PITTMAN HUMPHREY	3,494	3,494	0
ROBERT PRAETZEL & PAULA PRAETZEL JT TEN	676	676	0
ROBERT R MELVIN	1376	1376	0
ROBERT RACHALS	673	673	0
ROBERT RAINES	700	700	0
ROBERT RALPH HILTBRAND & JANET ANNE TERENZI JT TEN	2,710	2,710	0
ROBERT REYNOLDS ROGERS	10,121	10,121	0
ROBERT ROMETTI & SUSAN PREZIOSA JT TEN	2,030	2,030	0
ROBERT RONDANO	5,399	5,399	0
ROBERT RUSSOLI	10,456	10,456	0
ROBERT S JAMES	1,376	1,376	0
ROBERT S OVERSTREET	3,462	3,462	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ROBERT S ROTOLO	27,231	27,231	0
ROBERT S TIBBETS	2,735	2,735	0
ROBERT S. REICH, SR.	6,953	6,953	0
ROBERT SAUNDERS WARNER & MARILYN FAYE WARNER JT TEN	688	688	0
ROBERT SCOTT INGRAM & DEBBIE KAY INGRAM JT TEN	1,349	1,349	0
ROBERT SEELEY	678	678	0
ROBERT SHINGLETON & DONNA SHINGLETON JT TEN	13,530	13,530	0
ROBERT SINCLAIR DOTY	2,692	2,692	0
ROBERT SNIDER	676	676	0
ROBERT STACY WELLS	5,458	5,458	0
ROBERT STANLEY SECKINGER	3,383	3,383	0
ROBERT STANLEY SLOAN	702	702	0
ROBERT STEFANIA	678	678	0
ROBERT STILWELL MCPEAK & KATHLEEN LORETTA MCPEAK JT TEN	6,783	6,783	0
ROBERT STRATTON KIM	1,344	1,344	0
ROBERT SWICK	681	681	0
ROBERT SWICK & DEBORAH SWICK JT TEN	683	683	0
ROBERT T LANE	4,070	4,070	0
ROBERT T MCCARTER	3,396	3,396	0
ROBERT THOMAS GRIFFIN JR. & BRENDA JO GRIFFIN JT TEN	13,602	13,602	0
ROBERT THOMAS SIMMONS & DIANE RENEE SIMMONS JT TEN	692	692	0
ROBERT THOMAS SOFIELD	13,727	13,727	0
ROBERT TORCHE & DONNA TORCHE JT TEN	677	677	0
ROBERT TRAVIS ELMBURG	675	675	0
ROBERT UNGER	673	673	0
ROBERT W BARNES	6,903	6,903	0
ROBERT W JACKSON & JENNIFER P JACKSON JT TEN	688	688	0
ROBERT W REINHEIMER	1381	1381	0
ROBERT WALLACE DILLARD JR & DIANE K DILLARD JT TEN	1,342	1,342	0
ROBERT WALTER LEE	676	676	0
ROBERT WELLINGTON BLACKWELL	676	676	0
ROBERT WHALEY	2,023	2,023	0
ROBERT WHITSETT & WINNIE WHITSETT JT TEN	1,373	1,373	0
ROBERT WIGGINS & ANNA LAURENZA JT TEN	700	700	0
ROBERT WILLIAM CONDOS & NANCY LOUISE CONDOS 2023 REVOCABLE INTER VIVOS TRUST (285)	13,485	13,485	0
ROBERT WILLIAM DIECKMAN	675	675	0
ROBERT WILLIAM LANGLEY & BETH LOUISE LANGLEY JT TEN	1,349	1,349	0
ROBERT XENOPHON KNOLL	8,101	8,101	0
ROBERT Z WADDELL	2,755	2,755	0
ROBERT ZACCA	700	700	0
ROBERT ZIEBER	4,864	4,864	0
ROBERTA RUTH CRONIN	2,692	2,692	0
ROBERTA SUE SPONSLER	1,382	1,382	0
ROBERTA UIBLE WALGREN	677	677	0
ROBIN J MASSIMI	5,527	5,527	0
ROBIN KRISTINE MILES	702	702	0
ROBIN L ROWAN	1374	1374	0
ROBIN LEE GREEN	1,357	1,357	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ROBIN LESLIE CONNOLLY & STEPHEN WAYNE CONNOLLY JT TEN	1,351	1,351	0
ROBIN PHILIP KRONEN	4,129	4,129	0
ROBIN VENITA RICE	2,713	2,713	0
ROCCO A PERRICO IRREV TRUST (286)	694	694	0
ROCCO SANTOMENNO	2,090	2,090	0
ROCCO SOLLECITO	14,765	14,765	0
ROCHELLE ANN ANDERSON & ROBERT LOWELL ANDERSON JT TEN	688	688	0
ROCHELLE FAYE PARKMAN	698	698	0
ROCKLEDGE ASSOCIATES, LLC (287)	13,566	13,566	0
ROCKLEY L. MILLER	1,376	1,376	0
ROCKY CHARLES SAENZ	2,078	2,078	0
ROCKY LANE YOUNG	2,747	2,747	0
ROD ALAN GARNER	1,353	1,353	0
ROD C RUHOFF	3421	3421	0
RODERICK CHARLES MURRAY	1348	1348	0
RODGER L MCALISTER	3,427	3,427	0
RODGER ZEFERINO	698	698	0
RODGERS LIVING TRUST UAD 1995-04-07 (288)	2,781	2,781	0
RODMAN JACQUES PETTIGREW & JUNE LEE PETTIGREW JT TEN	1376	1376	0
RODNEY CLARKSTON MORGAN	6,828	6,828	0
RODNEY CLAUDE HIERS & SANDRA HIERS JT TEN	1,357	1,357	0
RODNEY EUGENE KUNISHIGE & PHYLLIS KUNISHIGE JT TEN	1,362	1,362	0
RODNEY LAROUX & TAMARA LAROUX JT TEN	10,198	10,198	0
RODNEY ROBINSON	1,353	1,353	0
RODNEY STARKEY	2,713	2,713	0
RODNEY STEISKAL & JEANELL STEISKAL JT TEN	1,357	1,357	0
RODNEY UNZICKER	688	688	0
RODNEY ZENAS SULLIVAN	675	675	0
RODNEY ZWAINZ	692	692	0
RODOLFO ALBERTO GARRIGA	702	702	0
ROGER A DOZIER	1,346	1,346	0
ROGER ALLEN LIEBELT	10,394	10,394	0
ROGER ANDREW HAYES	1,348	1,348	0
ROGER BING LEE	698	698	0
ROGER CHARBONNEAU	5,415	5,415	0
ROGER CHARLES JOHR	677	677	0
ROGER E. KENDRICK*	10,135	10,135	0
ROGER J O’DONNELL	673	673	0
ROGER JOHN DENAT	692	692	0
ROGER JON BEVINS & LISA ANN BEVINS JT TEN	694	694	0
ROGER LEE REDMOND & STEPHANIE L OLIVER JT TEN	1,348	1,348	0
ROGER LONSWAY	8,132	8,132	0
ROGER MOREFIELD & EUGENIA MOREFIELD JT TEN	674	674	0
ROGER PRICE	685	685	0
ROGER PULLER CARDENAS	1,351	1,351	0
ROGER RAY	2,753	2,753	0
ROGER SOUDERS	1,353	1,353	0
ROGER T. MEYERS JR	1,357	1,357	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ROGER WALTER DECKER	10,269	10,269	0
ROGER WAYNE BUCHHOLTZ	702	702	0
ROGER YOUNG	3,383	3,383	0
ROLAND AUTRAN	1,344	1,344	0
ROLAND E. DESJARDINS	13,441	13,441	0
ROLLIN CARISTIANOS	1,353	1,353	0
ROMALA DEE HEADY & GEORGE HENRY HEADY JT TEN	4,038	4,038	0
ROMAN CHAM	3,490	3,490	0
ROMAN FAJNGOLD	1,369	1,369	0
ROMAN IHOR KOWCZ & OKSANA ALEXANDRA KOWCZ JT TEN	2,692	2,692	0
ROMAN KUZIOMKO	6,815	6,815	0
ROMEO SERRAINO	6,864	6,864	0
RON CASSEL	13,727	13,727	0
RON CORI	1,381	1,381	0
RON CRAIN	3,460	3,460	0
RON H ROCK	676	676	0
RON H ROCK & ELLEN K ROCK JT TEN	1,371	1,371	0
RON IMBACH	673	673	0
RON K HIGGINS	20,510	20,510	0
RON KOSS	678	678	0
RONA GAYLE BURNETT & HARRISON JAMES BURNETT JT TEN	3,369	3,369	0
RONALD & SHERYL PARLING TRUST (289)	2,726	2,726	0
RONALD A NACKMAN	700	700	0
RONALD A NORDIN	3,405	3,405	0
RONALD A ROSS & PATRICIA ROSS JT TEN	6,783	6,783	0
RONALD A SINGER	2,747	2,747	0
RONALD A. MAY & VALERIE A MAY JT TEN	2,785	2,785	0
RONALD ANARI	13,835	13,835	0
RONALD ANTHONY CATANIA	6,873	6,873	0
RONALD BANCHAK	673	673	0
RONALD BEAR	1,346	1,346	0
RONALD BEECKMAN	2,031	2,031	0
RONALD BELANGER	1,398	1,398	0
RONALD BIRTCH	2,756	2,756	0
RONALD BODNER	13,477	13,477	0
RONALD C BETHMANN	2,051	2,051	0
RONALD CARPENTER & CANDIS CARPENTER JT TEN	685	685	0
RONALD CHARLES NEWBERRY & DEMARIS ANN NEWBERRY JT TEN	2,763	2,763	0
RONALD CHARLES YOUNG	3,365	3,365	0
RONALD CLINTON BRADY	1,384	1,384	0
RONALD COOPER ELZY & JANE ELZY JT TEN	7,002	7,002	0
RONALD DALE ELY & KATHLEEN ANN ELY JT TEN	6,711	6,711	0
RONALD DALLESKE	1,361	1,361	0
RONALD DAVID GREGG & MARTI LOU MCGRATH-GREGG JT TEN	700	700	0
RONALD DAVID RUDICH & PATRICIA JILL RUDICH JT TEN	1,400	1,400	0
RONALD E KISSELL	2,693	2,693	0
RONALD EDWARD HANSCOME & CHRISTINE EVE HANSCOME JT TEN	1,355	1,355	0
RONALD EUGENE E PROFITT & BRENDA SUSAN PROFITT JT TEN	1,351	1,351	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
RONALD EUGENE PROFITT	674	674	0
RONALD EVAN VON HOLTEN & BARBARA L VON HOLTEN JT TEN	1,375	1,375	0
RONALD FRED CIAMPA	3,494	3,494	0
RONALD G AND MARY R MUIR LIVING TRUST MUIR (290)	1,357	1,357	0
RONALD G BORTZ	2,796	2,796	0
RONALD GLEN HAYDEN & ELAYNE MARIE HAYDEN JT TEN	6,765	6,765	0
RONALD GLEN SMALL & CHERYL SMALL JT TEN	6,962	6,962	0
RONALD GREENBERG & CHARLOTTE GREENBERG JT TEN	3,378	3,378	0
RONALD GREGORY	13,942	13,942	0
RONALD GREGORY & ANKE-OLIVIA GREGORY JT TEN	17,293	17,293	0
RONALD H JONES	2,035	2,035	0
RONALD H. EYGABROAD	1,351	1,351	0
RONALD HEEKE	3,407	3,407	0
RONALD J SAMMETH	681	681	0
RONALD J TURZY	674	674	0
RONALD J. MOZICK	1,344	1,344	0
RONALD J. WUCHKO	1,391	1,391	0
RONALD JAMES BONAGURO	4,043	4,043	0
RONALD JEROME CURLEY	702	702	0
RONALD JOSEPH HERMAN	1,348	1,348	0
RONALD JOSEPH HUVAL	1,400	1,400	0
RONALD KELLY & ALLISON KELLY JT TEN	13,637	13,637	0
RONALD KESSLER & PAMELA WHITEHEAD KESSLER JT TEN	20,741	20,741	0
RONALD KEVIN HOFFMAN	3,468	3,468	0
RONALD KEVIN HOFFMAN & KIMBERLY ANNE HOFFMAN JT TEN	17,166	17,166	0
RONALD KOUCH & MELANIE KOUCH JT TEN	3,485	3,485	0
RONALD L CARTER	680	680	0
RONALD L. SKATES	3,413	3,413	0
RONALD LEE BAIRE	1,348	1,348	0
RONALD LEE DICKSON* & MARY THERESA DICKSON JT TEN	1,346	1,346	0
RONALD LEE GERMANN	1,344	1,344	0
RONALD LEKA BUSHKA*	1,379	1,379	0
RONALD MARCHAND	13,835	13,835	0
RONALD MICHNIK & TODD R MICHNIK JT TEN	696	696	0
RONALD MYERS	677	677	0
RONALD O NUCKLES	2,040	2,040	0
RONALD POLLINI	6,765	6,765	0
RONALD PRYOR	1,346	1,346	0
RONALD QUENTIN RUFFER & JACQUELINE SONG RUFFER JT TEN	3,378	3,378	0
RONALD RICHARD LAMELL JR	4,113	4,113	0
RONALD ROY HEFNER	2,046	2,046	0
RONALD RUSK	2,035	2,035	0
RONALD SAMUELIAN	2,089	2,089	0
RONALD SCHRINER	4,054	4,054	0
RONALD SMITH & DORITA SMITH JT TEN	6,766	6,766	0
RONALD STANTON DODSON	1,398	1,398	0
RONALD THOMAS HOPWOOD	681	681	0
RONALD TUTRONE	1,391	1,391	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
RONALD W CLINE	4,129	4,129	0
RONALD W JANKOWSKY	1,353	1,353	0
RONALD WAYNE BROWN	5,441	5,441	0
RONALD WAYNE LYON	686	686	0
RONDA BYNUM	1,344	1,344	0
RONIE O LING*	2,054	2,054	0
RONNIE CALVIN FAUST	2,690	2,690	0
RONNIE D DAVIS	5,390	5,390	0
RONNIE KLATT	1,346	1,346	0
RONNIE LEE CAIN	3,508	3,508	0
RONNIE LEE INGLEY	1,381	1,381	0
RONNIE TIM HOPPINS & GAYLA RAE HOPPINS JT TEN	1,349	1,349	0
RONTGEN CELIS	677	677	0
RORY KANE	6,738	6,738	0
ROSA E MONDEJA	1,405	1,405	0
ROSA LOURDES MACHADO & EMILIO MACHADO JT TEN	2,097	2,097	0
ROSALIN POLISENO	1,391	1,391	0
ROSALIND ALMA STANKE & ROBERT GERARD STANKE JT TEN	1,357	1,357	0
ROSANNE M PITMAN & KENNETH ROGET PITMAN JT TEN	3,449	3,449	0
ROSE LANGFORD M LANGFORD	2,745	2,745	0
ROSEAN SCHROMEN	1,353	1,353	0
ROSEANNE HEDLUND & ERIC R HEDLUND JT TEN	674	674	0
ROSEMARIE ANN MALTROTTI & CHARLES STEVEN MALTROTTI JT TEN	694	694	0
ROSEMARY ABBATE	691	691	0
ROSEMARY G MCILHENNY	4,698	4,698	0
ROSEMARY MILLET	4,097	4,097	0
ROSEMARY PORTER	2,722	2,722	0
ROSS AGGRESSIVE INCOME FUND LP (291)	2,753	2,753	0
ROSS C BABCOCK & JO ANNE BABCOCK JT TEN	1,398	1,398	0
ROSS C GRINDLE	685	685	0
ROSS C HARTLEY	1,398	1,398	0
ROSS D KOBERLEIN	3,378	3,378	0
ROSS EDWARD DRISCOLL & VIRGINIA LEE DRISCOLL JT TEN	674	674	0
ROSS L MCELWEE & BRENDA P MCELWEE JT TEN	6,738	6,738	0
ROSSWOOD CAPITAL, LLC (292)	2,753	2,753	0
ROSWITHA LONG	2,695	2,695	0
ROXANNE CELESTE PETTEWAY	673	673	0
ROXANNE ELISE JENNINGS	2,019	2,019	0
ROXANNE SCHULMAN	28,007	28,007	0
ROXANNE TUTURICE	5,376	5,376	0
ROY DALE GRIFFIN	2,767	2,767	0
ROY DAVID DETRINIDAD	2,042	2,042	0
ROY EDWARD DOUGLASS	671	671	0
ROY F SMITH	6,730	6,730	0
ROY JONES	1,348	1,348	0
ROY LAMBERT & DIANE LAMBERT JT TEN	13,610	13,610	0
ROY LAYNE ROBERSON	13,870	13,870	0
ROY MICHAEL WEGER & CATHY LYNN WEGER JT TEN	6,783	6,783	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
ROY R LABORDE	2,042	2,042	0
ROY SCOTT CANNADY & FRANK CARSON STEELE JT TEN	695	695	0
ROY Y HUANG	677	677	0
ROYAL EDWARD HARRIS & CAROLYN HARRIS JT TEN	3,459	3,459	0
ROYCE DALE PRICE	1,388	1,388	0
ROZETTA ENDERLE	2,699	2,699	0
RUBEN B ROBLEDO & ANGELICA O ROBLEDO JT TEN	1,357	1,357	0
RUBIJANTO SULAIMAN	4,764	4,764	0
RUDIGER L BREITENECKER	1,405	1,405	0
RUDOLPH NICHOLAS ESCHER	702	702	0
RUDY LEE SEYMOUR	2,066	2,066	0
RUDY REVAK	6,815	6,815	0
RUFUS S YOUNGBLOOD	1,384	1,384	0
RUSS MCCLELLAND	700	700	0
RUSS REID BOCHAIN	673	673	0
RUSSEL LEE GREEN	1361	1361	0
RUSSELL BOUCHER & DEBRA BOUCHER JT TEN	5,547	5,547	0
RUSSELL CHARLES LYONS	13,735	13,735	0
RUSSELL CRAIG SWENSEN & DEBRA LYN SWENSEN JT TEN	1,371	1,371	0
RUSSELL D RIETH	5,532	5,532	0
RUSSELL E HENDRICH & PENNY J HENDRICH JT TEN	678	678	0
RUSSELL EARL LANG	694	694	0
RUSSELL EARL LANG & LISA FAYE LANG JT TEN	699	699	0
RUSSELL FREDERICK KING JR	2,695	2,695	0
RUSSELL JAMES HUGGINS	1386	1386	0
RUSSELL KEITH MILLER	6,926	6,926	0
RUSSELL L DOVE & SUSAN RENEE DOVE JT TEN	677	677	0
RUSSELL LEE PERRY JR	7,002	7,002	0
RUSSELL MAWK	1,344	1,344	0
RUSSELL SINNI	685	685	0
RUSSELL V ARMSTRONG	2,097	2,097	0
RUSSELL VAUGHN	3,374	3,374	0
RUSSELL VINCENT ARMSTRONG	678	678	0
RUSSELL W RODERICK	1,360	1,360	0
RUSSELL WAYNE SCOTT	1,363	1,363	0
RUSTY KOENIGKRAMER	696	696	0
RUSTY LEE HUYCK*	676	676	0
RUSTY LEE HUYCK* & KAREN HUYCK JT TEN	685	685	0
RUTH COL	683	683	0
RUTH D MORSE	2,044	2,044	0
RUTH EVELYN HORNADAY	1,346	1,346	0
RUTH SCOTT	1,389	1,389	0
RUTH SHIRLEY PONTIOUS	1,367	1,367	0
RYAN ARDOIN	1,362	1,362	0
RYAN C NICHOLS	674	674	0
RYAN MATTHEW PUROL	21,607	21,607	0
RYAN T FLEMING	1,403	1,403	0
RYAN TOLSMA AND MIRIAM JOAN TOLSMA FAMILY TRUST (293)	6,711	6,711	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
S & B MOTELS INC (294)	30,604	30,604	0
SABRA EHRHART	2,688	2,688	0
SABRINA MAO	676	676	0
SAFA EL HASSANY	1,376	1,376	0
SAHJIT SINGH	6,864	6,864	0
SAJAN THOMAS & SOPHY THOMAS JT TEN	1,346	1,346	0
SAL IANNUZZI	678	678	0
SAL JOSEPH CANTARELLA	1,375	1,375	0
SAL MAZZOLA	1,379	1,379	0
SALLY AND HAROLD FURMAN TRUST DATED SEPTEMBER 24, 2012 (295)	2,738	2,738	0
SALLY JANE BLUM	1,360	1,360	0
SALVATORE CAMMARATA	1,346	1,346	0
SALVATORE DEMEO	4,038	4,038	0
SALVATORE FILOGAMO	2,725	2,725	0
SALVATORE GALATI	3,501	3,501	0
SALVATORE GUCCIONE	1,367	1,367	0
SALVATORE IACOBELLO	4,193	4,193	0
SALVATORE J ARMAO & MARIE RIZZO JT TEN	672	672	0
SALVATORE MANISCALCO	2,032	2,032	0
SALVATORE MENDOLA	4,038	4,038	0
SALVATORE SCARPATO*	3,365	3,365	0
SAM KUSHNER	680	680	0
SAM LEE HO	1,354	1,354	0
SAM LEE HO & MARIA BLANCA SALCEDO HO JT TEN	1,382	1,382	0
SAM RICHTER	3,365	3,365	0
SAM SARANDIS	699	699	0
SAM THANNICKAL	1,344	1,344	0
SAMSON PREMNATH SAMUEL & LOUISE ANN SAMUEL JT TEN	676	676	0
SAMUEL CLARKE FENDLEY	674	674	0
SAMUEL DAVID CAYWOOD & AUDREY CAYWOOD JT TEN	1,346	1,346	0
SAMUEL DAVID ECKELMANN	673	673	0
SAMUEL FAIN	678	678	0
SAMUEL FLORES	680	680	0
SAMUEL G PAPANDREAS	2,781	2,781	0
SAMUEL GENE LILLY	1,351	1,351	0
SAMUEL HASSINE	14,049	14,049	0
SAMUEL HEBERT	2,035	2,035	0
SAMUEL J CASH	1,363	1,363	0
SAMUEL JOHN SUTTER	13,566	13,566	0
SAMUEL LIBRADO GOMEZ	671	671	0
SAMUEL LYNN BEAGLES	1,383	1,383	0
SAMUEL MIRANDA	1,405	1,405	0
SAMUEL O GALLEGO	700	700	0
SAMUEL P MARTIN & SHERRY W MARTIN JT TEN	1,349	1,349	0
SAMUEL PRUITT	1,363	1,363	0
SAMUEL RECENELLO & KRISTEN RECENELLO JT TEN	1,396	1,396	0
SAMUEL WOOD	1,362	1,362	0
SANA BIBI	14,207	14,207	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
SANDCASTLES CHILDCARE AND LEARNING CENTER (296)	2,788	2,788	0
SANDEEP BHALLA & SARMISTHA BHALLA JT TEN	1,382	1,382	0
SANDRA AMY GREENBERG	688	688	0
SANDRA BREEDLOVE	702	702	0
SANDRA J FALCONE	696	696	0
SANDRA JEAN SHOULTS	4,173	4,173	0
SANDRA K. SHEPPARD-ARRIGO	677	677	0
SANDRA KAY ALFONSO	2,750	2,750	0
SANDRA KAY ALFONSO & WILLIAM FRED ALFONSO JT TEN	1,394	1,394	0
SANDRA KOTERBA	1,367	1,367	0
SANDRA L DAVIS & BRIAN DAVIS JT TEN	4,038	4,038	0
SANDRA LEE ALLEN & SCOTT BRUCE ALLEN JT TEN	1,363	1,363	0
SANDRA LOUISE FULKES & GEORGE HENRY FULKES JT TEN	1,344	1,344	0
SANDRA LYNN NIEMOTKA	678	678	0
SANDRA M. FARRELL & JERALD FRANCIS FARRELL JT TEN	1,398	1,398	0
SANDRA N GULLO	1,344	1,344	0
SANDRA REGENSCHEID	1,362	1,362	0
SANDRA RITA BERMAN	1,344	1,344	0
SANDRA SANDBECK	699	699	0
SANDRA STEWART	698	698	0
SANDRA WRIGHT	1,346	1,346	0
SANDRA WRIGHT & TONY BARNETT JT TEN	2,048	2,048	0
SANFORD A WEISBERG	2,810	2,810	0
SANFORD GEIGER	1,346	1,346	0
SANFORD GLENN KURFEES & LINDA WHELESS KURFEES JT TEN	3,378	3,378	0
SANFORD J DAVIS	2,688	2,688	0
SANTI LOMBARDO* & CONCETTA LOMBARDO JT TEN	1,344	1,344	0
SANTO CRITELLI	1,357	1,357	0
SAPLINE II LLC (297)	1,371	1,371	0
SAPLINE LLC (298)	4,773	4,773	0
SARA HOULE & JESSE HOULE JT TEN	1,353	1,353	0
SARA LEON	700	700	0
SARA SULLIVAN	1,346	1,346	0
SARAH JANE CLEM & BRIAN JAY CLEM JT TEN	676	676	0
SARAH KRISTIN MOE	676	676	0
SARAH VARUGHESE SAMUEL	1,346	1,346	0
SARGON LAZAROF & MONALISA LAZAROF JT TEN	6,881	6,881	0
SATISH SHETH	63,303	63,303	0
SAUL ARTHUR HALLE	37,386	37,386	0
SAVERIO CUSENZA	1,351	1,351	0
SCHIBLER FAMILY RECOVERABLE LIVING TRUST (299)	6,962	6,962	0
SCHIMANDLE FAMILY REVOCABLE TRUST (300)	3,427	3,427	0
SCOTT A CROSBIE	1,384	1,384	0
SCOTT A JOHNSON	6,971	6,971	0
SCOTT ALLEN ROBERTS	1,388	1,388	0
SCOTT ALLEN VAN EPPS & UNA ANNE VAN EPPS JT TEN	672	672	0
SCOTT ANDREW STONE & MICHELLE ELAINE STONE JT TEN	2,030	2,030	0
SCOTT BEHM	702	702	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
SCOTT BRIAN SMITH	2,105	2,105	0
SCOTT C HUMPHREY	1,380	1,380	0
SCOTT C HUMPHREY & SHERI HUMPHREY JT TEN	672	672	0
SCOTT CARTER & GRETCHEN CARTER JT TEN	3,383	3,383	0
SCOTT D EDELMAN*	1,349	1,349	0
SCOTT D RIETH	5,523	5,523	0
SCOTT D WOLF	2,763	2,763	0
SCOTT DOUGLAS STEPHENS	677	677	0
SCOTT EDWIN EWING	3,369	3,369	0
SCOTT G MCCURDY & PENNY JEAN MCCURDY JT TEN	1,353	1,353	0
SCOTT GERARD WOLFE	675	675	0
SCOTT HAL PAHLEN & CAROLYN SUE PAHLEN JT TEN	688	688	0
SCOTT HIPSLEY & BRENDA HIPSLEY JT TEN	673	673	0
SCOTT HOWIE	678	678	0
SCOTT JERNIGAN	700	700	0
SCOTT JOHN CAREY	1,366	1,366	0
SCOTT JOHN MARIANI & KATHLEEN SUE MARIANI JT TEN	3,369	3,369	0
SCOTT JOSEPH VITRANO	2,713	2,713	0
SCOTT KISSINGER	5,496	5,496	0
SCOTT L TURNER & GLADIS C TURNER JT TEN	3,441	3,441	0
SCOTT LOUIS SANSOM	5,484	5,484	0
SCOTT M EZRATTY	1,381	1,381	0
SCOTT MANNING	702	702	0
SCOTT MARTIN	3,512	3,512	0
SCOTT MATTHEW MORGAN	674	674	0
SCOTT MICHAEL BALDWIN & MINDORA LYNN BALDWIN JT TEN	673	673	0
SCOTT MICHAEL PELLATON	672	672	0
SCOTT MINDEMANN	2,692	2,692	0
SCOTT MORISEY & KRISTIN MORISEY JT TEN	2,781	2,781	0
SCOTT PERONE	1,394	1,394	0
SCOTT PERRY	10,187	10,187	0
SCOTT RONALD KOCHANEY	1,354	1,354	0
SCOTT SANDERS	1,382	1,382	0
SCOTT SHAFFER	1,378	1,378	0
SCOTT SLAGHT	4,126	4,126	0
SCOTT STUART BREHAUT*	2,058	2,058	0
SCOTT STUART SOULE*	26,917	26,917	0
SCOTT THOMAS FALCONER	702	702	0
SCOTT THOMAS RIEMER	672	672	0
SCOTT WILLIAM CHURCHILL & DIANNE LAURA CHURCHILL JT TEN	2,681	2,681	0
SCOTT WILLIAM STONEBREAKER	2,769	2,769	0
SCOTT WOMBLE	2,094	2,094	0
SEAN ARMIN & DALIA YERUSHALMI ARMIN JT TEN	3,392	3,392	0
SEAN BUCHHOLTZ	702	702	0
SEAN JORDAN*	4,059	4,059	0
SEAN LYNCH & MARTHA LYNCH JT TEN	1,369	1,369	0
SEAN M BRENNAN*	2,052	2,052	0
SEAN PAUL P MCGURK	1,359	1,359	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
SEAN SHERROCK & MARIE SHERROCK JT TEN	10,322	10,322	0
SEAN WILLIAM MARTIN	1,357	1,357	0
SEBASTIAN M ZACHARIAS	694	694	0
SEKAR KUNJUPILLAI	678	678	0
SELBY FAMILY TRUST (301)	3,378	3,378	0
SERGIO BECHARA & SAWYER BECHARA JT TEN	2,792	2,792	0
SERVANDO SANCHEZ & KATHIE LEE SANCHEZ JT TEN	4,820	4,820	0
SETA TUNELL	687	687	0
SETH POWELL HATFIELD	1,405	1,405	0
SHADA SPEIDEL	1,353	1,353	0
SHAHRAM GOLPANIAN	2,781	2,781	0
SHANE CLEVELAND	678	678	0
SHANE JOSEPH KEISER	6,810	6,810	0
SHANE M ROSS	1,353	1,353	0
SHANNON JANE KAISER	1,352	1,352	0
SHANNON JONES	691	691	0
SHANNON M SMITH	27,741	27,741	0
SHARAN OHNSTAD	2,796	2,796	0
SHARE DAWN ANGEL	673	673	0
SHARON FEHRENBACHER	3,383	3,383	0
SHARON GARNER	684	684	0
SHARON GARNER & LYNDAL GARNER JT TEN	1,392	1,392	0
SHARON GORGAS & PAUL GORGAS JT TEN	2,032	2,032	0
SHARON HARRIS	698	698	0
SHARON L BARNES & NEIL J BARNES JT TEN	1,351	1,351	0
SHARON MARIE MCHENRY	2,695	2,695	0
SHAUN PURSGLOVE & PHILLIP MICHAEL PURSGLOVE JT TEN	678	678	0
SHAWN GLENN	5,428	5,428	0
SHAWN M COLEMAN	1,391	1,391	0
SHAWN MCGROARTY	1,376	1,376	0
SHAWN MICHEL DUGAN & YALONDA DUGAN JT TEN	1,353	1,353	0
SHAWN ROBERT DEVANEY	680	680	0
SHAWN STEEL	6,765	6,765	0
SHAWN STEPHEN REINHART	692	692	0
SHAWN THOMAS BUTSON	1,371	1,371	0
SHAWN XUAN WU	12,963	12,963	0
SHEILA EBEL	4,770	4,770	0
SHEILA K HEATTER & JUSTIN W HEATTER JT TEN	1,346	1,346	0
SHEILA MAE MACHADO & RICHARD BARA MACHADO JT TEN	1,353	1,353	0
SHEILA RENEE MEFFERD	1,348	1,348	0
SHELBY LYNN TURNER & TRACY LEE TURNER JT TEN	676	676	0
SHELDON CONSTANTINE RAMSAY	2,706	2,706	0
SHELDON SACKS & MARIAN SACKS JT TEN	681	681	0
SHELIA LEWANDOWSKI	699	699	0
SHELLEY TANCIL	680	680	0
SHELLIE JORDAN	678	678	0
SHELLY LOVITT & PHILIP WRIGHT JT TEN	680	680	0
SHELLY R. HAMPTON	13,783	13,783	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
SHELVA J EVANS REVOCABLE TRUST (302)	699	699	0
SHEPARD SWIFT	4,193	4,193	0
SHEREE EVET DAVIS & JEFFERSON ANDREW DAVIS JT TEN	696	696	0
SHERI L SCHUMANN	1,373	1,373	0
SHERINA ADELINE TIBERIA	1,358	1,358	0
SHERRI KLEINMAN & GEORGE KLEINMAN JT TEN	1,348	1,348	0
SHERWOOD EDDY SILLIMAN	696	696	0
SHERWOOD INVESTMENT LLC (303)	672	672	0
SHERYL ANNE WHARFF & CONRAY HALL WHARFF JT TEN	692	692	0
SHIN N WEI	15,914	15,914	0
SHON DAVID ROMINES	681	681	0
SHRIKRISHNA N KULKARNI	2,063	2,063	0
SHRIKRISHNA N KULKARNI & SHUBHADA S KULKARNI JT TEN	4,759	4,759	0
SHUTISH CHANDRA PATEL	686	686	0
SHUTISH CHANDRA PATEL & DEVBALA PATEL JT TEN	1,396	1,396	0
SIBONEY TREVINO & TIMOTHY CLARK JT TEN	686	686	0
SIDNEY GUTSIN	1,355	1,355	0
SIDNEY JAY WISE & SANDRA ROBINSON WISE JT TEN	675	675	0
SIEGFRIED J POTZ	1,357	1,357	0
SIEGFRIED J POTZ & KAREN LEE POTZ JT TEN	1,373	1,373	0
SILVER INVESTMENT 2021 TRUST (304)	11,440	11,440	0
SILVER MAX, LLC (305)	94,479	94,479	0
SIMKHA FRIDMAN	1,388	1,388	0
SIMON A KLARIDES	3,383	3,383	0
SIMON FLORIAN FAIBISH	1,399	1,399	0
SIMONETTA BALLIET	1,348	1,348	0
SIMS LIVING TRUST (306)	688	688	0
SIVARAMA MEDURI	1,348	1,348	0
SLAWOMIR GEBARA	16,801	16,801	0
SMITHFIELD GENERAL TRADING PTE LTD (307)	88,096	88,096	0
SO MUI WONG	2,089	2,089	0
SOHAIL H BOKHARI	2,713	2,713	0
SOMERS WHITE FARKAS	1,371	1,371	0
SONJA ANN TURNER	1,357	1,357	0
SONJA ANN TURNER & RICHARD COBLE TURNER JT TEN	1,400	1,400	0
SORMIR PETROLEUM CORPORATION (308)	3,434	3,434	0
SPIDER INVESTMENTS, LLC (309)	40,537	40,537	0
SPRINTER LLC (310)	134,586	134,586	0
SRINIVAS VASIREDDI	8,170	8,170	0
SRINIVASULU NALLANTHIGHALL	2,692	2,692	0
SRIRAM JAYARAMAN	2,033	2,033	0
ST. JOSEPH BY-THE-SEA H.S. (311)	13,494	13,494	0
STACEY A HILLMAN & DYKOTA HILLMAN JT TEN	681	681	0
STACEY COWAN & JOHN JOSEPH COWAN JT TEN	1,357	1,357	0
STACEY E MAHAN	1,348	1,348	0
STACEY E MAHAN & RUSSELL L MAHAN JT TEN	1,351	1,351	0
STACI WETZLER & WILLIS WETZLER JT TEN	3,365	3,365	0
STACY C PARROTT	8,218	8,218	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
STACY E MOOTS	674	674	0
STACY L ZOMER & JOHN A ZOMER JT TEN	671	671	0
STAN GUILLAUME	13,732	13,732	0
STAN MICHAEL LAMBERT	671	671	0
STANLEY B BURN*	3,355	3,355	0
STANLEY EUGENE SNYDER	699	699	0
STANLEY HEIMBURGER	3,407	3,407	0
STANLEY J MARTOWSKI	1,348	1,348	0
STANLEY KING	1,344	1,344	0
STANLEY NOYES GAINES	13,566	13,566	0
STANLEY POLL	676	676	0
STANLEY POSIS ALEGRE & GEMMA TAN ALEGRE JT TEN	1,382	1,382	0
STANLEY T SCHEUMANN	29,475	29,475	0
STANLEY TOPOLSKI & JACQUELINE TOPOLSKI JT TEN	1,351	1,351	0
STEFAN VARO	2,107	2,107	0
STEFFI PORPORA	1,383	1,383	0
STEPHAN DANIEL	680	680	0
STEPHANI BALLARD WAGNER	1,371	1,371	0
STEPHANIE BAUER	673	673	0
STEPHANIE BETTINA CEIZLER & HAROLD BERNARD CEIZLER JT TEN	699	699	0
STEPHANIE BRIGHT	2,713	2,713	0
STEPHANIE CASTRO	2,796	2,796	0
STEPHANIE MASTROIANNI	2,692	2,692	0
STEPHANUS JM SWANEPOEL	6,743	6,743	0
STEPHEN A MILLER	1,353	1,353	0
STEPHEN A MILLER & CATHERINE S MILLER JT TEN	1,391	1,391	0
STEPHEN ALAN FRENCH & TERRY HENSCEY FRENCH JT TEN	6,828	6,828	0
STEPHEN ALAN SONGER & JAHN SHELBY SONGER JT TEN	1,391	1,391	0
STEPHEN ALAN WATRING	4,067	4,067	0
STEPHEN ALBERT BOUR	2,692	2,692	0
STEPHEN AMOS	2,107	2,107	0
STEPHEN ANTHONY LATINA	673	673	0
STEPHEN AVEDISIAN	680	680	0
STEPHEN B ALLIEGRO	1,397	1,397	0
STEPHEN B. KAUFMAN	5,538	5,538	0
STEPHEN BELLINO & MILDRED BELLINO JT TEN	2,695	2,695	0
STEPHEN BILODEAU & LU-ANNE BILODEAU JT TEN	1,357	1,357	0
STEPHEN BREEZE	1,342	1,342	0
STEPHEN BURBRIDGE DWELLE*	1,353	1,353	0
STEPHEN BUTTRY & VALERIE BUTTRY JT TEN	680	680	0
STEPHEN CANTORE & AUDRA RUBOW JT TEN	678	678	0
STEPHEN CHARLES BROWN	1,368	1,368	0
STEPHEN COLES	681	681	0
STEPHEN CURTIS HAMMETT	680	680	0
STEPHEN D ASHLEY	2,021	2,021	0
STEPHEN D KLYCE	672	672	0
STEPHEN D. RAICH 2002 TRUST (312)	6,752	6,752	0
STEPHEN DALE LINDEMER	1,348	1,348	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
STEPHEN DAVID GOODMAN	3,356	3,356	0
STEPHEN DEAN SCHLENKER & CHERYL LYNN SCHLENKER JT TEN	681	681	0
STEPHEN E WEBSTER	1,357	1,357	0
STEPHEN EARGLE	677	677	0
STEPHEN EDWARD SASS	2,091	2,091	0
STEPHEN ESPOSITO	2,702	2,702	0
STEPHEN FALWELL	2,064	2,064	0
STEPHEN GILKEY	3,485	3,485	0
STEPHEN GRAF	2,792	2,792	0
STEPHEN HANSEN & R.K. HANSEN JT TEN	1,348	1,348	0
STEPHEN HAYS	697	697	0
STEPHEN HINKENS	2,708	2,708	0
STEPHEN HUTNIK & ROBIN HUTNIK JT TEN	1,348	1,348	0
STEPHEN ISAACS	2,737	2,737	0
STEPHEN J ALESSI	2,695	2,695	0
STEPHEN JOSEPH CAIN	2,711	2,711	0
STEPHEN JUDE DICOSTANZO	1,353	1,353	0
STEPHEN L CARTER & KATHLYN J CARTER JT TEN	675	675	0
STEPHEN LANE	13,566	13,566	0
STEPHEN LEE ABBEY & KAREN SUE ABBEY JT TEN	700	700	0
STEPHEN LEE COLLINS & CARLA IRENE COLLINS JT TEN	1,400	1,400	0
STEPHEN LEE THOMPSON	2,791	2,791	0
STEPHEN M PISANO	1,394	1,394	0
STEPHEN MABRY JR	1,360	1,360	0
STEPHEN MAGURA	14,003	14,003	0
STEPHEN MARSHALL BASSETT	2,779	2,779	0
STEPHEN MATTHEW MORAN	702	702	0
STEPHEN MCREA	2,048	2,048	0
STEPHEN MICHAEL NORDNESS*	13,459	13,459	0
STEPHEN MUELLER	1,346	1,346	0
STEPHEN NAHAS	688	688	0
STEPHEN PAUL HARTOKOLIS & PRISCILLA HARTOKOLIS JT TEN	1,346	1,346	0
STEPHEN PESCE	6,962	6,962	0
STEPHEN R. ELSTON & CHRISTINE L ELSTON JT TEN	6,815	6,815	0
STEPHEN R. RUSMISEL	2,776	2,776	0
STEPHEN RALPH BOSWELL	4,110	4,110	0
STEPHEN RAMBOW	2,016	2,016	0
STEPHEN REID BRADY	2,062	2,062	0
STEPHEN ROBERT KAY & FUJIMI KAY JT TEN	1,382	1,382	0
STEPHEN S MEI	1,405	1,405	0
STEPHEN SHINSEC & CARLEEN KIERCE JT TEN	13,709	13,709	0
STEPHEN SMITH	677	677	0
STEPHEN STORINO & LAURA STORINO JT TEN	1,383	1,383	0
STEPHEN T HICKS	702	702	0
STEPHEN T HICKS & PATRICIA A HICKS JT TEN	688	688	0
STEPHEN T WARD	672	672	0
STEPHEN TRAFLET	2,766	2,766	0
STEPHEN WALTER WESCOTT	2,781	2,781	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
STEPHEN WAYNE WALKER & DONNA M WALKER JT TEN	3,378	3,378	0
STEPHEN WEST	699	699	0
STEPHEN WESTERLUND & COLLEEN WESTERLUND JT TEN	1,376	1,376	0
STEPHEN WILLIAM BAUM & MELISSA BAUM JT TEN	2,695	2,695	0
STEPHEN WOLINETZ	1,403	1,403	0
STEPHEN(S.E.) ELSMER CONE JR.	4,080	4,080	0
STEVE ALAUZEN & CAROLINE ALAUZEN JT TEN	688	688	0
STEVE ALVIN & PATRICIA ALVIN JT TEN	671	671	0
STEVE ANTHONY HENNIGAN	696	696	0
STEVE ANTHONY VENEZIANO & RUTH NANCY VENEZIANO JT TEN	1,385	1,385	0
STEVE AUGUSTIN MICHAUD	1,348	1,348	0
STEVE BARRETT	1,363	1,363	0
STEVE BURMEISTER	696	696	0
STEVE EARL CHURCH	677	677	0
STEVE G SINGER	1,353	1,353	0
STEVE HOWARD	685	685	0
STEVE J MICHEL & PAMELA SUE MICHEL JT TEN	10,143	10,143	0
STEVE JOHNSON	1,394	1,394	0
STEVE MARTINEZ & GRACE MARTINEZ JT TEN	1,353	1,353	0
STEVE MILLIGAN	3,429	3,429	0
STEVE NELSON	694	694	0
STEVE OLSON	677	677	0
STEVE PETERSON	671	671	0
STEVE S HOLMES & PATTI C HOLMES JT TEN	1,353	1,353	0
STEVE V LIEURANCE & ARLENE K LIEURANCE JT TEN	1,376	1,376	0
STEVE W JANICEK	1,346	1,346	0
STEVE WALKER	4,167	4,167	0
STEVE WATSON	694	694	0
STEVE WATSON & DEBORA ANN WATSON JT TEN	1,400	1,400	0
STEVEN POMERANTZ	673	673	0
STEVEN A GREENBERG	3,360	3,360	0
STEVEN A TEMPLETON	6,720	6,720	0
STEVEN A. STOAKS	6,193	6,193	0
STEVEN ALBERT FRENCH	1,353	1,353	0
STEVEN ANTHONY VENEZIANO	1,403	1,403	0
STEVEN AUBEL	6,729	6,729	0
STEVEN B. KERN & SHARON W. KERN JT TEN	1,382	1,382	0
STEVEN B. NEITZEL	3,431	3,431	0
STEVEN BARON REVOCABLE TRUST (313)	2,051	2,051	0
STEVEN BEALS & ELAINE BEALS JT TEN	2,019	2,019	0
STEVEN BELIES & DEBRA BELIES JT TEN	1,366	1,366	0
STEVEN BRADLEY KEEHN	694	694	0
STEVEN BRONOWITZ	1,400	1,400	0
STEVEN BUSTER ABBOTT* & CATHERINE F ABBOTT JT TEN	13,459	13,459	0
STEVEN C THORNE	2,713	2,713	0
STEVEN CHARLES WALLING & RONA LEE WALLING JT TEN	2,695	2,695	0
STEVEN CHEE SENG FOONG & SAMANTHA SEOK PIN FOONG JT TEN	688	688	0
STEVEN CLANTON BAILEY	1,351	1,351	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
STEVEN COBB	6,980	6,980	0
STEVEN COOK	673	673	0
STEVEN CRITELLI	1,360	1,360	0
STEVEN DONALD GNASSI	683	683	0
STEVEN DONALD SMITH	1,369	1,369	0
STEVEN EARL MARTIN	1,379	1,379	0
STEVEN EDWARD LEVINE & MELISA BLANCO LEVINE JT TEN	1,348	1,348	0
STEVEN EDWARD LUDWISKI & MICHELLE LUDWISKI JT TEN	681	681	0
STEVEN EDWARD MICHAEL	1,390	1,390	0
STEVEN EDWARD RAGULE	2,796	2,796	0
STEVEN ERIC BUTTON & OLIVIA BUTTON JT TEN	3,365	3,365	0
STEVEN FRIEDMAN	1,344	1,344	0
STEVEN GEORGI	10,265	10,265	0
STEVEN GREENBERG & LUCIA GREENBERG JT TEN*	1,353	1,353	0
STEVEN H WACHER	677	677	0
STEVEN HOWARD PREMO	7,025	7,025	0
STEVEN HUBER	1,393	1,393	0
STEVEN HUTEK	1,351	1,351	0
STEVEN J NELESEN	2,722	2,722	0
STEVEN J WALTERS	685	685	0
STEVEN JIRSCHELE	2,089	2,089	0
STEVEN JOE GORDON & MARCIA ELLEN GORDON JT TEN	9,620	9,620	0
STEVEN JOHN NIELSON	1,351	1,351	0
STEVEN JOHN REDMANN*	1,349	1,349	0
STEVEN JON EISNER & CAROL A EISNER JT TEN	6,801	6,801	0
STEVEN JOSEPH RANDO	3,512	3,512	0
STEVEN KLUSMAN	676	676	0
STEVEN KRATZER	700	700	0
STEVEN L MOSTER	1,351	1,351	0
STEVEN L PETERSON AND JANET W PETERSON JT TEN	2,765	2,765	0
STEVEN L WEBER	702	702	0
STEVEN L. WELTON & KATHY JANE WELTON JT TEN	2,021	2,021	0
STEVEN LATHAM	1,371	1,371	0
STEVEN LAWRENCE	1,405	1,405	0
STEVEN LEIDENFROST	684	684	0
STEVEN LEVY	675	675	0
STEVEN LYNUM	702	702	0
STEVEN M GOLDSTEIN	2,054	2,054	0
STEVEN M HALE	673	673	0
STEVEN M KYONO & KATHRYN A MCLARN-KYONO JT TEN	685	685	0
STEVEN M PENDLETON & STEVEN M PENDLETON JT TEN	1,346	1,346	0
STEVEN M SCHAEFER	6,756	6,756	0
STEVEN M. JORDAN	3,356	3,356	0
STEVEN MARK KAPLAN	3,512	3,512	0
STEVEN MARK KUSHEL	1,405	1,405	0
STEVEN MARK WILLIAMS	2,801	2,801	0
STEVEN MARSHALL & RAMONA MARSHALL JT TEN	1,353	1,353	0
STEVEN MICHAEL BLACKWELL	674	674	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
STEVEN MICHAEL BLACKWELL & GLENDA JOHNSON BLACKWELL JT TEN	675	675	0
STEVEN MICHAEL SASS	1,379	1,379	0
STEVEN MORAN	16,449	16,449	0
STEVEN NUNZIATO	2,720	2,720	0
STEVEN NYLE WILLIAMS	1,362	1,362	0
STEVEN NYLE WILLIAMS & KAREN GAY WILLIAMS JT TEN	2,785	2,785	0
STEVEN OXENBERG	2,713	2,713	0
STEVEN PATRICK BRITTIN	4,711	4,711	0
STEVEN PETER DELUCA	673	673	0
STEVEN PETER SCHINK & GAYLE ANN SCHINK JT TEN	1,348	1,348	0
STEVEN PREDDY	677	677	0
STEVEN PRINCE SCHUMACHER	677	677	0
STEVEN R HILL & CLEMENTINA PEREZ-HILL JT TEN	673	673	0
STEVEN R KRIPPPAEHNE	702	702	0
STEVEN R KRIPPPAEHNE & LESLIE G KRIPPAEHNE JT TEN	675	675	0
STEVEN R LYLE & ANN LYLE JT TEN	684	684	0
STEVEN RAY ENGEN	673	673	0
STEVEN RAYMOND BOUDREAU & CAROLYN BOUDREAU JT TEN	694	694	0
STEVEN RICHARD LAMAR	2,084	2,084	0
STEVEN RICHARD WILSON	2,780	2,780	0
STEVEN ROBERT MARTINSON & DARCIE MARIE MARTINSON JT TEN	1,342	1,342	0
STEVEN SCHUMACHER & ANNETTE SCHUMACHER JT TEN	680	680	0
STEVEN SCORDATO & DAWN M SCORDATO JT TEN	2,016	2,016	0
STEVEN SCOTT YAHR	1,390	1,390	0
STEVEN SPRUNG 2019 FAMILY TRUST (314)	13,441	13,441	0
STEVEN T KELLER	677	677	0
STEVEN T POLING	1,405	1,405	0
STEVEN TRONCELLITI & ANNETTE TRONCELLITI JT TEN	1,351	1,351	0
STEVEN VENDITTI & VIRGINIA VENDITTI JT TEN	1,346	1,346	0
STEVEN WESLEY MARTSOLF	3,365	3,365	0
STEVEN WILDEMUTH	697	697	0
STEVEN XAVIER BEHRENDT & ELIZABETH WRIGHT JT TEN	1,354	1,354	0
STEWART EDWARD LANE & DAWN GUTHRIE-LANE JT TEN	2,695	2,695	0
STEWART GOOD	671	671	0
STEWART HOLLOWAY & DAWN HAMILTON JT TEN	673	673	0
STUART BRANNON	697	697	0
STUART EDWARD WALLS	1,348	1,348	0
STUART I LAIDLAW	678	678	0
STUART J PAGE	680	680	0
STUART ROTHENBERG	1,405	1,405	0
STUART WAYNE WHITE & JANET L WHITE JT TEN	1,357	1,357	0
STUART WILSON RIVENBARK & DEBBIE RIVENBARK JT TEN	1,394	1,394	0
SUANNE ALLEN HUDDLESTON	2,706	2,706	0
SUDABATHULA RAJARAMAMOHANA RAO TRUST UAD 2023-01-10 (315)	2,079	2,079	0
SUE W MORRIS	1,388	1,388	0
SUEANN M DUARTE	692	692	0
SUMIT SOM	685	685	0
SUNITA SAXENA	692	692	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
SURINDA PATEL & KARENA SALADEEN-PATEL JT TEN	9,418	9,418	0
SURRY PARKER ROBERTS	271,857	271,857	0
SUSAN A BURKE	2,810	2,810	0
SUSAN A DE VINCENZO	678	678	0
SUSAN A. CARLESON & PAUL MCNEILL CURRER JT TEN	1,341	1,341	0
SUSAN ALISON RUTHERFORD	2,032	2,032	0
SUSAN ANGELA STEARNS	1,383	1,383	0
SUSAN BAILEY SCHMOOK	2,019	2,019	0
SUSAN CARTER GARBER	2,011	2,011	0
SUSAN CONSTANCE KUEHN	6,801	6,801	0
SUSAN DELAUGHTER BOMAR & JAMES TERRY BOMAR JT TEN	1,366	1,366	0
SUSAN DIANE FERGUSON	2,706	2,706	0
SUSAN ELEANOR RUTHERFORD	1,403	1,403	0
SUSAN ELLINGTON DARIENG	678	678	0
SUSAN G LAWSON & DAVID A LAWSON JT TEN	2,081	2,081	0
SUSAN G. SUTHERLAND	1,357	1,357	0
SUSAN GAIL BARDON-VOTA & JOSEPH ANTHONY VOTA JT TEN	678	678	0
SUSAN GONSKA CECCHINI & DANIEL NINO CECCHINI JT TEN	700	700	0
SUSAN H HUANG	4,066	4,066	0
SUSAN H WHITE	11,015	11,015	0
SUSAN HALL MELVIN	4,183	4,183	0
SUSAN HANDELSMAN	1,348	1,348	0
SUSAN HELLRUNG	2,040	2,040	0
SUSAN J. BARNES	4,165	4,165	0
SUSAN K EVANGELHO*	1,346	1,346	0
SUSAN KALFEN FAMILY REVOCABLE TRUST (316)	20,295	20,295	0
SUSAN KATHLEEN STAUB	10,430	10,430	0
SUSAN L SWEATMAN	1,357	1,357	0
SUSAN LYNN JOLLY DYER & KENT DYER JT TEN	6,877	6,877	0
SUSAN M DILIBERTI	698	698	0
SUSAN MAAS & STEPHEN MAAS JT TEN	6,873	6,873	0
SUSAN MARIE GOMEZ	1,368	1,368	0
SUSAN MARIE KERIGAN & NICHOLAS KERIGAN JT TEN	677	677	0
SUSAN MCKEEGAN HUTCHINSON & KEM KENNETH HUTCHINSON JT TEN	700	700	0
SUSAN MICHELLE HAVEY	3,360	3,360	0
SUSAN PICCONE	20,851	20,851	0
SUSAN R HARRY	1,373	1,373	0
SUSAN STOKES	2,745	2,745	0
SUSAN T HOFFPAUIR	6,738	6,738	0
SUSAN V MALATICH ASACK	696	696	0
SUSAN W GORE	6,922	6,922	0
SUSANN HERZER	2,072	2,072	0
SUSANNE A. HOFFMAN	13,494	13,494	0
SUSANNE JOHNSON & RONALD JOHNSON JT TEN	1,346	1,346	0
SUSANNE M PARISI	680	680	0
SUZANNE APPLIN	677	677	0
SUZANNE GRIGGS TERRY & LESLIE RAY TERRY JT TEN	1,348	1,348	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
SUZANNE J BARON	697	697	0
SUZANNE JEBB EDWARDS	1,360	1,360	0
SUZANNE M BENEDETTO	1,346	1,346	0
SUZANNE M JOPLIN	4,059	4,059	0
SUZANNE MARIE DOTSON & NOEL LEE DOTSON JT TEN	674	674	0
SUZANNE MICHELLE KITTS	1,349	1,349	0
SUZANNE SMITH	694	694	0
SVETLANA KALASH	1,367	1,367	0
SYD MORELAND	680	680	0
SYLVIA STRATIS	2,685	2,685	0
SYLVIAN ENTERPRISES,INC. (317)	3,383	3,383	0
T. ELAINE GAGNE	699	699	0
TAMARA L LYNCH & TIMOTHY J LYNCH JT TEN	1,351	1,351	0
TAMEEM ANWAR	686	686	0
TAMIE THOMPSON BURKE 2014 REVOCABLE TRUST (318)	1,344	1,344	0
TAMMIE ANN HOLLEY	6,840	6,840	0
TAMMIE LEIGH MOSES & MICHAEL ANTHONY FARABAUGH JT TEN	3,378	3,378	0
TAMMY LYNN SHAVER & JEFFREY SHAVER JT TEN	6,877	6,877	0
TANJA SMITH & EDWARD SMITH JT TEN	672	672	0
TANNER GRECH*	673	673	0
TANYA KLEEMAN	1,362	1,362	0
TARAL SHAH	694	694	0
TASHA JEWELL CHRISTO & MARK STEPHEN COLLETT JT TEN	2,697	2,697	0
TAT HO & SANDY HO JT TEN	1,366	1,366	0
TAWNIA WEISS & CHARLES WEISS JT TEN	2,706	2,706	0
TAYLOR F SMITH	1,348	1,348	0
TC TECHNICAL SOLUTIONS LLC (319)	2,726	2,726	0
TED BURTON JONES	1,403	1,403	0
TED H RISHER & LAURA J. RISHER JT TEN	2,796	2,796	0
TED RAYMOND SCHNITTGEN	1,357	1,357	0
TED TRYGVE MEDITZ*	673	673	0
TEDDY JAMES HIRSCH JR	6,953	6,953	0
TEDDY ROTHMER HUFFORD	2,030	2,030	0
TEEKARAM PERSAUD	672	672	0
TEHRREK LEE FITZPATRICK	6,825	6,825	0
TELLIGENT HOLDINGS LLC (320)	8,299	8,299	0
TERENCE J HATTON	1,384	1,384	0
TERENCE L CHMELKA	697	697	0
TERESA GULINO	3,356	3,356	0
TERESA LYNN BONIFAY	1,349	1,349	0
TERESA N DOYLE & EDWARD DOYLE JT TEN	2,024	2,024	0
TERESA SPENCER	1,346	1,346	0
TERESA WALKER	1,363	1,363	0
TERESE MAUREEN MARTIN	1,351	1,351	0
TERESITA JUMAWAN PABLO	2,702	2,702	0
TERI WIRTH & SCOTT WIRTH JT TEN	1,345	1,345	0
TERRANCE HOUTCHENS	3,380	3,380	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
TERRANCE T MONTGOMERY	13,441	13,441	0
TERRELL BLANE STROUD	2,806	2,806	0
TERRENCE A SMITH & MICHELE F SMITH JT TEN	1,353	1,353	0
TERRENCE M SHERMAN SR	1,349	1,349	0
TERRI CONLEE	673	673	0
TERRY A DYMOWSKI & ANNE DYMOWSKI JT TEN	8,725	8,725	0
TERRY ALAN WELSH	2,688	2,688	0
TERRY ALLEN KRAMER 2012 REVOCABLE TRUST UAD 2014-10-26 (321)	87,783	87,783	0
TERRY ANN ROBBINS & KENNETH R ROBBINS JT TEN	1,392	1,392	0
TERRY BORCHELLER & TRACY BORCHELLER JT TEN	698	698	0
TERRY COGAN & MAYRA COGAN JT TEN	673	673	0
TERRY CONSIDINE	3,423	3,423	0
TERRY DALE BICE & KATHLEEN CLEARY BICE JT TEN	20,349	20,349	0
TERRY DON HOLT	2,029	2,029	0
TERRY FORD & PHYLLIS NEWMAN FORD JT TEN	2,697	2,697	0
TERRY G ARGUE	3,365	3,365	0
TERRY HINNERICHS	2,789	2,789	0
TERRY J BRUNER	3,374	3,374	0
TERRY KEITH RICE	2,056	2,056	0
TERRY L DOWNS	673	673	0
TERRY L PERLET	1,398	1,398	0
TERRY L PRIDEMORE AND SANDRA K PRIDEMORE LIVING REVOCABLE TRUST AGREEMENT UAD 2004-07-23 (322)	1,363	1,363	0
TERRY LEE BLATT & TERESA BLATT JT TEN	677	677	0
TERRY LEE BOERSMA	1,344	1,344	0
TERRY LEE CALDWELL	2,747	2,747	0
TERRY LEE KOMINSKY & SHARON L KOMINSKY JT TEN	2,747	2,747	0
TERRY LEE ROSBY	681	681	0
TERRY LEE STOUFFER	1,357	1,357	0
TERRY LEE STOUFFER & DEBRA LOUISE STOUFFER JT TEN	1,392	1,392	0
TERRY M LOWENBERG	4,043	4,043	0
TERRY MICHAEL RUTLEDGE	1,353	1,353	0
TERRY R PHILLIPS	674	674	0
TERRY RANDOLPH KEELEN & JULIA GAIL KEELEN JT TEN	673	673	0
TERRY RAY DUKE & BETTY L DUKE JT TEN	1,366	1,366	0
TERRY ROSS	5,485	5,485	0
TERRY VALENTINE	3,392	3,392	0
TERRY W DEMAREE	2,047	2,047	0
TERRY WAYNE ELLINGTON	19,239	19,239	0
THAD DAVID SMITH	1,344	1,344	0
THAD DAVID SMITH & KATHRYN W SMITH JT TEN	681	681	0
THADDEUS CHRZANOWSKI	2,100	2,100	0
THADDEUS J RYCHTARCZYK	691	691	0
THADEUS GNIDULA	673	673	0
THANH VAN T WHITE*	677	677	0
THE 2002 SHAMAY FAMILY REVOCABLE LIVING TRUST (323)	5,448	5,448	0
THE ALDAG FAMILY TRUST (324)	13,845	13,845	0
THE AMENDED AND RESTATED BARTLETT FAMILY TRUST (325)	681	681	0
THE APPELGREN-FONG 2008 REVOCABLE TRUST UAD 2022-12-20 (326)	6,765	6,765	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
THE BARBARA L. NEFF REVOKABLE TRUST UAD 2015-11-01 (327)	13,459	13,459	0
THE CAROLE ANN KLOVE FAMILY TRUST (328)	1,362	1,362	0
THE CIANO FAMILY TRUST (329)	5,426	5,426	0
THE CLAUDIA A. KRKORIAN TRUST UAD 2001-06-29 (330)	1,367	1,367	0
THE DAISY A. MALLARI LIVING TRUST (331)	2,720	2,720	0
THE DALE C. BOTTOM & ELAINE MCAULIFFE REVOCABLE LIVING TRUST UAD 2018-05-08 (332)	2,763	2,763	0
THE DAVID ELSNER AND MARGUERITE DETWILER-ELSNER LIVING TRUST (333)	1,362	1,362	0
THE DAVID G. BEHENNA TRUST UAD 1990-05-11 (334)	13,423	13,423	0
THE DAVIS FAMILY LIVING TRUST UAD 2011-07-18 (335)	2,706	2,706	0
THE DICK AND JANE BOND 2019 REVOCABLE TRUST (336)	4,048	4,048	0
THE DYER FAMILY TRUST (337)	1,366	1,366	0
THE EDWARD L. BOYERS AND SUSAN M. BOYERS REVOCABLE LIVING TRUST DATED FEBRUARY 7, 2020 (338)	2,714	2,714	0
THE ENTRUST GROUP INC CUST FBO MATTHEW O’BUCK (339)	3,365	3,365	0
THE FRANK A. BENZARIA LIVING TRUST (340)	6,193	6,193	0
THE G7 TRUST (341)	13,673	13,673	0
THE GEOFFREY SEAMAN REVOCABLE TRUST UAD 2019-03-13 (342)	1,392	1,392	0
THE HARDY FAMILY TRUST (343)	2,753	2,753	0
THE HOCHNER LIVING FAMILY TRUST (344)	6,881	6,881	0
THE JILL W TURNER LIVING TRUST UAD 2016-04-08 (345)	3,400	3,400	0
THE JOHN AND CAROL LEE FAMILY TRUST UAD 2021-03-20 (346)	3,352	3,352	0
THE KAREN ANN STEIGHNER LIVING TRUST (347)	699	699	0
THE KENNETH O GOLD REVOCABLE LIVING TRUST (348)	4,089	4,089	0
THE LUCIA ZAMORANO REVICABLE TRUST UAD 1991-01-20 (349)	1,346	1,346	0
THE MARJORIE L. SMITH 2000 TRUST (350)	2,688	2,688	0
THE MERCICA FAMILY TRUST (351)	2,044	2,044	0
THE MEYER FAMILY TRUST (352)	2,084	2,084	0
THE NICHOLAS CARSO III REVOCABLE TRUST UAD 2025-01-16 (353)	1,349	1,349	0
THE ODLAND FAMILY REVOCABLE TRUST (354)	1,360	1,360	0
THE OGDEN FAMILY TRUST (355)	671	671	0
THE OLSON FAMILY TRUST (356)	687	687	0
THE PETER BUELL COMPANY INC. (357)	13,494	13,494	0
THE REESE FAMILY TRUST (358)	6,783	6,783	0
THE ROMAJA TRUST (359)	688	688	0
THE SARAH E DUCHARME LIVING TRUST (360)	1,382	1,382	0
THE SAUL A HALLE AND CLAUDIA S HALLE FAMILY TRUST (361)	3,508	3,508	0
THE SEVENTH AVENUE REVOCABLE TRUST (362)	1346	1346	0
THE SMITH/MOORE FAMILY TRUST (363)	1,369	1,369	0
THE TRUST OF BRUCE ROBERT BEETZ AND CHIRISTIE LYNN BEETZ (364)	1,357	1,357	0
THE TRYLLION GROUP (365)	1,343	1,343	0
THE TUMBLING OWL REV LIVING TRUST (366)	1,376	1,376	0
THE VICTOR & MARY ALBERTETAZZI REVISED TRUST UAD 1991-11-13 (367)	1,348	1,348	0
THE WILLIAM AND MARIA GRAY FAMILY PARTNERSHIP, LTD. (368)	134,944	134,944	0
THE WOOD FAMILY TRUST (369)	2,044	2,044	0
THEODORE A. ANTHONY LAMANNA, SR.	4,059	4,059	0
THEODORE A. ANTHONY LAMANNA, SR. & OLIVE N LAMANNA JT TEN	9,534	9,534	0
THEODORE BAUMSTEIGER & JENNIFER BAUMSTEIGER JT TEN	675	675	0
THEODORE C. AND KATHERINE P. BENTLEY JOINT REVOCABLE TRUST (370)	6,756	6,756	0
THEODORE CRATON SANDERS & EVELYN SANDERS JT TEN	1,346	1,346	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
THEODORE F SLUPIK	3,481	3,481	0
THEODORE FRANCIS MEMMOLI	1,346	1,346	0
THEODORE JOSEPH SIEBERS & RUTH ANN SIEBERS JT TEN	2,720	2,720	0
THEODORE KLAPPERICH & ANNE KLAPPERICH JT TEN	1,383	1,383	0
THEODORE MCMANUS	676	676	0
THEODORE ORRIN GROSCH & MARY EMILY GROSCH JT TEN	678	678	0
THEODORE SIEGEL	694	694	0
THEODORE T ARMIJO	1,346	1,346	0
THEODORE W STEHLY	1,345	1,345	0
THEREAULT FAMILY TRUST II (371)	6,704	6,704	0
THERESA A BECK	677	677	0
THERESA A CARMICHAEL & CHRISTOPHER LAMBLY JT TEN	1,375	1,375	0
THERESA BERRY	2,753	2,753	0
THERESA GASSNER	677	677	0
THERESA LUI	5,383	5,383	0
THERESA M HOPKINS	1,398	1,398	0
THERESA MIELE	6,784	6,784	0
THERESA NALLAMOTHU	2,097	2,097	0
THERESA PALUMBO	2,769	2,769	0
THERESA SOROKO	1,362	1,362	0
THERESA W MARTIN	1,357	1,357	0
THERESE MARTHA CONDON & FRANCIS BERNARD CONDON III JT TEN	3,477	3,477	0
THIEN M NGO	676	676	0
THOMAS A CLARIDGE LIVING TRUST (372)	3,400	3,400	0
THOMAS A GRANT, INC. (373)	13,664	13,664	0
THOMAS A HESSEN	6,756	6,756	0
THOMAS A MASCI	27,311	27,311	0
THOMAS A MICHELSEN	20,362	20,362	0
THOMAS A SCULL	2,016	2,016	0
THOMAS A SPEAR	673	673	0
THOMAS ADLER & ELSA S ADLER JT TEN	4,059	4,059	0
THOMAS ALAN BECK & KIRSTEN ELAYNE BECK JT TEN	677	677	0
THOMAS ALAN WHIPPO	6,783	6,783	0
THOMAS ALEXANDER URQUHART	700	700	0
THOMAS ALFRED DEAN*	1,351	1,351	0
THOMAS ALFRED ERWIN & SUSAN ERWIN JT TEN	1,372	1,372	0
THOMAS ANDREW LANSER	1,346	1,346	0
THOMAS BORELLI & DENEEN BORELLI JT TEN	1,400	1,400	0
THOMAS BRADLEY SMITH	1,351	1,351	0
THOMAS BREWER	2,772	2,772	0
THOMAS BURK	3,477	3,477	0
THOMAS BYRON PHILLABAUM*	72,785	72,785	0
THOMAS BYRON PHILLABAUM* & KIMBERLY PHILLABAUM JT TEN	3,472	3,472	0
THOMAS C BROOKRESON	2,746	2,746	0
THOMAS C CULP	670	670	0
THOMAS C GENTLE	1,391	1,391	0
THOMAS CARL SCHNARS	699	699	0
THOMAS CARLTON PARKS	702	702	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
THOMAS CELENTANO	677	677	0
THOMAS CHANDLER TERHUNE & RAYMOND WILLIAM GERMAN JR JT TEN	4,184	4,184	0
THOMAS CHARLES KONCSICS	1,348	1,348	0
THOMAS CHARLES WARD & ROSALEEN WARD JT TEN	1,367	1,367	0
THOMAS D PAYNE	680	680	0
THOMAS DAIL SKINNER & LESLIE ANN SKINNER JT TEN	1,360	1,360	0
THOMAS DANIEL BUDDIN	677	677	0
THOMAS DEE SANDERS	2,692	2,692	0
THOMAS DIAMOND	5,376	5,376	0
THOMAS E HARBIN JR	3,404	3,404	0
THOMAS E WOODS	1,348	1,348	0
THOMAS EARL BROZEK & DEBORAH ANN BROZEK JT TEN	674	674	0
THOMAS EARL FERGUSON & MARY-ANN FERGUSON JT TEN	1,369	1,369	0
THOMAS ELTON ROGERS	702	702	0
THOMAS EUGENE BOVE & PAMELA BOVE JT TEN	1,353	1,353	0
THOMAS EUGENE SINK & NANCY ANN SINK JT TEN	1,369	1,369	0
THOMAS F HARRINGTON	1,363	1,363	0
THOMAS F JENNINGS	2,711	2,711	0
THOMAS FALKOWSKI	683	683	0
THOMAS FRANCIS RANESE & LEONARDA MARIA RANESE JT TEN	1,389	1,389	0
THOMAS G BIKAS	1,376	1,376	0
THOMAS GANNON & HEATHER GANNON JT TEN	692	692	0
THOMAS GAZZOLA	676	676	0
THOMAS GIBBS LAMB	3,475	3,475	0
THOMAS GIBSON	1,393	1,393	0
THOMAS GREGG	1,379	1,379	0
THOMAS GREGORY HAGEN & REBECCA L HAGEN JT TEN	1,362	1,362	0
THOMAS GRIFFIN	4,070	4,070	0
THOMAS H MACK & JUDITH S MACK JT TEN	6,864	6,864	0
THOMAS HAROLD LOMBARD	677	677	0
THOMAS HEISLER	6,962	6,962	0
THOMAS HENRY MAGNESS	1,342	1,342	0
THOMAS HERFORT & CAROL HERFORT JT TEN	1,392	1,392	0
THOMAS J ADAMS	699	699	0
THOMAS J CICCONE	1,376	1,376	0
THOMAS J MCDERMOTT	3,369	3,369	0
THOMAS J ROCHE	698	698	0
THOMAS J SOMMA & DENISE M SOMMA JT TEN	677	677	0
THOMAS J. FLYNN	694	694	0
THOMAS JAMES BREWER	678	678	0
THOMAS JAMES BREWER & MAGDALENA BONCZAK JT TEN	676	676	0
THOMAS JAMES WILKINS	13,441	13,441	0
THOMAS JOHN DEVINO	674	674	0
THOMAS JOHN MILLER	1,366	1,366	0
THOMAS JOHN PANASENY & HANH-DIEP THI PANASENY JT TEN	1,346	1,346	0
THOMAS JOHN REARDON & PAMELA FAY REARDON JT TEN	700	700	0
THOMAS JOSEPH PATTERSON	2,792	2,792	0
THOMAS JOSEPH PRESTIA & EVELYN S PRESTIA JT TEN	1,342	1,342	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
THOMAS JOSEPH SPENGLER	695	695	0
THOMAS JOSEPH SUSS	2,692	2,692	0
THOMAS KEEL	680	680	0
THOMAS KELSCH	2,694	2,694	0
THOMAS KLUMPP	3,369	3,369	0
THOMAS L CUNNINGHAM	10,081	10,081	0
THOMAS L DAUGHENBAUGH	680	680	0
THOMAS L. TEAGUE	3,487	3,487	0
THOMAS LAMARCO	1,396	1,396	0
THOMAS LEE REED & VALERIE REED JT TEN	1,360	1,360	0
THOMAS LEFLER & JULIE LEFLER JT TEN	673	673	0
THOMAS LESLIE LAWRENCE & PENNY LANE LAWRENCE JT TEN	1,360	1,360	0
THOMAS LLOYD MORGAN	699	699	0
THOMAS LONGFELLOW MARSH	4,799	4,799	0
THOMAS LORAN KELLEY	688	688	0
THOMAS M PIPITONE	1,368	1,368	0
THOMAS M YANICKO	1,405	1,405	0
THOMAS MABRY SCHLENKER	674	674	0
THOMAS METCALF	1,357	1,357	0
THOMAS MICHAEL BARNIKEL & ROSEANN BARNIKEL JT TEN	673	673	0
THOMAS MICHAEL BIZZELL	677	677	0
THOMAS MICHAEL KELLY & JEANINE KELLY JT TEN	675	675	0
THOMAS MICHAEL MARETT	1,344	1,344	0
THOMAS MICHAEL VETTER JR. & RENE NANETTE VETTER JT TEN	13,888	13,888	0
THOMAS MITCHELL	1,360	1,360	0
THOMAS NICHOLAS CHAPOGAS	2,780	2,780	0
THOMAS NICHOLAS FRANKOVICH	1,357	1,357	0
THOMAS OSCAR MIDKIFF & KRISTY M MIDKIFF JT TEN	6,729	6,729	0
THOMAS P DUNN	6,837	6,837	0
THOMAS P TOSSEY	2,713	2,713	0
THOMAS P. LANDOLF SEPARATE PROPERTY TRUST (374)	4,059	4,059	0
THOMAS PACTRIC HUGHES	2,034	2,034	0
THOMAS PARKINSON	2,713	2,713	0
THOMAS PATRICK LEE*	3,406	3,406	0
THOMAS PAUL HYSLOP & SUSAN SHERROUSE HYSLOP JT TEN	673	673	0
THOMAS PETER YANKUSH*	673	673	0
THOMAS PICCOLI	1,391	1,391	0
THOMAS POAPS	2,027	2,027	0
THOMAS RAPA	1,348	1,348	0
THOMAS RAY REED & DONNA REED JT TEN	1,400	1,400	0
THOMAS REED	699	699	0
THOMAS ROBERT BRUNETTE	2,735	2,735	0
THOMAS ROJY & GERALDINE ROJY JT TEN	1,357	1,357	0
THOMAS ROWLAND SINIS	1,398	1,398	0
THOMAS S GDOVIN	1,398	1,398	0
THOMAS SABELLA	2,011	2,011	0
THOMAS SAWEY	2,753	2,753	0
THOMAS SCOTT BLOCK	1,398	1,398	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
THOMAS SCOTT SIMKINS	2,720	2,720	0
THOMAS SHAFFER HOLLIS	1,351	1,351	0
THOMAS STEPHEN WALSH	1,346	1,346	0
THOMAS STEVEN NELSON	1,389	1,389	0
THOMAS STRONG	681	681	0
THOMAS TARASEWICH & LAURA TARASEWICH JT TEN	2,749	2,749	0
THOMAS V NGO	3,477	3,477	0
THOMAS VOSHELL & DIANE VOSHELL JT TEN	6,815	6,815	0
THOMAS W CAMPBELL*	6,765	6,765	0
THOMAS W PAUKEN	697	697	0
THOMAS WALTER BODENSTEINER & DONNA M BODENSTEINER JT TEN	698	698	0
THOMAS WAYNE SMITH & BARBARA SMITH JT TEN	685	685	0
THOMAS WELSH	3,378	3,378	0
THOMAS WILLIAM BLAIR	1,399	1,399	0
THOMAS WILLIAM FIELHAUER & PATRICIA FIELHAUER JT TEN	13,512	13,512	0
THOMAS WILLIAM NEVILLE	1,383	1,383	0
THOMAS WILLIAM OLIVER	1,398	1,398	0
THOMAS YARED & BARBARA YARED JT TEN	6,765	6,765	0
THOMAS YOTTS	673	673	0
THOMAS YOUNG & SUSAN YOUNG JT TEN	3,392	3,392	0
THOMAS ZAWALICH	6,054	6,054	0
THOMAS ZEMBKO* & NOREEN ZEMBKO JT TEN	2,706	2,706	0
THYMON HERRICK VAN WAVEREN & CAPRISE SHAUN VAN WAVEREN JT TEN	1,353	1,353	0
TIBERIO P DEJULIO	1,405	1,405	0
TIM A. AUGUST	1,357	1,357	0
TIM ADAMS	691	691	0
TIM ANTON TIMPONE	1,390	1,390	0
TIM CARD & JEANNE CARD JT TEN	4,038	4,038	0
TIM DAVID FULTZ	674	674	0
TIM L KYLLO	680	680	0
TIM LYLE FOSLIEN	672	672	0
TIM PATRICK NILES	1,351	1,351	0
TIM R ARROWSMITH & JODY L ARROWSMITH JT TEN	683	683	0
TIM STEFFES	688	688	0
TIM STEWART PLUNKETT & CYNTHIA HARPER PLUNKETT JT TEN	2,713	2,713	0
TIM WAYNE DOUCET	702	702	0
TIMON HOLMAN & LINDA MUSUMECI JT TEN	688	688	0
TIMOTHY A BOEVE	696	696	0
TIMOTHY A SMITH	671	671	0
TIMOTHY A WOODWARD	1,362	1,362	0
TIMOTHY ALLEN SKRILETZ	6,825	6,825	0
TIMOTHY ART DAVIS & DENISE DAVIS JT TEN	1,376	1,376	0
TIMOTHY BATES	673	673	0
TIMOTHY BURT DIXON	6,753	6,753	0
TIMOTHY C DUNN	2,738	2,738	0
TIMOTHY DALE GOODSON & AMY SKINNER GOODSON JT TEN	3,485	3,485	0
TIMOTHY DALE VESSELL & BARBARA J VESSELL JT TEN	680	680	0
TIMOTHY DAVID MILLER	4,038	4,038	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
TIMOTHY DREW & DIANE DREW JT TEN	702	702	0
TIMOTHY DWAYNE SMITH & DENISE PATRICIA SMITH JT TEN	13,691	13,691	0
TIMOTHY EDWARD DANFORTH	692	692	0
TIMOTHY EDWARD KAPSHANDY	1,405	1,405	0
TIMOTHY EITZEN	13,691	13,691	0
TIMOTHY G.P. TETU	1,348	1,348	0
TIMOTHY GENE STULTS	683	683	0
TIMOTHY GREEN	674	674	0
TIMOTHY HALFMAN & SUSAN HALFMAN JT TEN	685	685	0
TIMOTHY J GOOD	680	680	0
TIMOTHY J. MATHEWS	688	688	0
TIMOTHY JAMES ENNIS	2,744	2,744	0
TIMOTHY JAMES MOORE	674	674	0
TIMOTHY JAMES NYLAND	3,374	3,374	0
TIMOTHY JAMES PELZEK & CAROLYN ANN PELZEK JT TEN	675	675	0
TIMOTHY JOHN HURLEY	1,368	1,368	0
TIMOTHY JOHN IGIELSKI & SARKA IGIELSKI JT TEN	1,346	1,346	0
TIMOTHY JOHN SUSZEK	13,740	13,740	0
TIMOTHY JOHN WAGNER	1,400	1,400	0
TIMOTHY KIRBY* & LEANNE D KIRBY JT TEN	30,855	30,855	0
TIMOTHY L JOHNSON	674	674	0
TIMOTHY LEE HARRISON	685	685	0
TIMOTHY M. O’LEARY	2,030	2,030	0
TIMOTHY MARTIN AHRENS & SUNNY N AHRENS JT TEN	672	672	0
TIMOTHY MUSCARO	1,398	1,398	0
TIMOTHY PAUL TWIGG	1,353	1,353	0
TIMOTHY R PETERSEN & KAHLA J PETERSEN JT TEN	1,392	1,392	0
TIMOTHY RICHARD HOSKINS & CINDY LINETTE HOSKINS JT TEN	1,351	1,351	0
TIMOTHY ROBERT GREENE	688	688	0
TIMOTHY SCHOBER	1,353	1,353	0
TIMOTHY SCOTT MCCUNE	6,855	6,855	0
TIMOTHY WADE WEEMS & MARLENE VANDERMEER WEEMS JT TEN	6,765	6,765	0
TINA FERRERO	2,700	2,700	0
TINA MARIE MOTT & WILLIAM MOTT JT TEN	697	697	0
TINA VALCARENGHI VALCARENGHI	2,094	2,094	0
TIPHANY L GAYHART & WALTER LUTZ JT TEN	8,354	8,354	0
TOBIAS MARTIN HLAVINKA & TAMARA JANETTE HLAVINKA JT TEN	3,365	3,365	0
TOD CARROLL	5,415	5,415	0
TODD A CARLSON	13,630	13,630	0
TODD A SANDLER	1,353	1,353	0
TODD ALAN WALKER	1,376	1,376	0
TODD C CUSHING	673	673	0
TODD DAVIS	702	702	0
TODD DERENNE	1,342	1,342	0
TODD FRANKLIN WAYNE & CLARK TRAMMELL BAILEY II JT TEN	700	700	0
TODD FREDRICK HALL & SUSAN ELYCE HALL JT TEN	673	673	0
TODD GREGORY HELVIE & KIM HELVIE JT TEN	681	681	0
TODD HIROSHI YAMADA & THERESA MANNING JT TEN	674	674	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
TODD KURTEN & LINDA KURTEN JT TEN	6,729	6,729	0
TODD MESSNER	678	678	0
TODD MONTIGNEY	6,983	6,983	0
TODD NEWMAN	1,400	1,400	0
TODD R POPPER	676	676	0
TODD ROBERT CHRISTOPHER	13,656	13,656	0
TODD ROBERT DUNN	1,376	1,376	0
TODD ZONDERVAN	678	678	0
TOM COLICH & JUDY COLICH JT TEN	13,459	13,459	0
TOM EDWARD SCHRYVER	6,783	6,783	0
TOM G BARTLEY	54,082	54,082	0
TOM HASTAIN	3,501	3,501	0
TOM HAYLEY	2,069	2,069	0
TOM INGVE*	2,069	2,069	0
TOM JOSEPH CANNON	13,942	13,942	0
TOM MICHAEL DEDONNO	1,346	1,346	0
TOM NODSLE	2,072	2,072	0
TOM WINCHELL & JULIE WINCHELL JT TEN	698	698	0
TOMAS J PHILIPSON	6,828	6,828	0
TOMASZ R BIELECKI	673	673	0
TOMMY DEAN JOHNSON & KARLA K JOHNSON JT TEN	1,376	1,376	0
TONI C EDWARDS & WILLIAM D EDWARDS JT TEN	686	686	0
TONIA OLSON	1,362	1,362	0
TONY DARLING	1,383	1,383	0
TONY GALLEGOS & MALGORZATA GALLEGOS JT TEN	1,346	1,346	0
TONY L CHANG	692	692	0
TONY MILAZZO	696	696	0
TONY MONEY	672	672	0
TONY MONEY & PATRICIA MONEY JT TEN	2,026	2,026	0
TONY MONROE DELOACH	1,346	1,346	0
TONY POWERS & DONNA POWERS JT TEN	675	675	0
TONY T LIM	2,706	2,706	0
TONY W WILSON	674	674	0
TONYA D HUNLEY & CLARK ANDERSON JT TEN	677	677	0
TONYA HUNLEY	678	678	0
TORREY NORMAN WESTROM & ANNA WESTROM JT TEN	5,376	5,376	0
TRACEY CAMPBELL FISK	688	688	0
TRACI LEE PRIBYL	1,346	1,346	0
TRACY B PITTMAN	699	699	0
TRACY CONSIDINE	1,353	1,353	0
TRACY LAURIE DYSARD	1,394	1,394	0
TRACY LEIGH HESTER	671	671	0
TRACY LYNN MAHLER	1,348	1,348	0
TRACY OGRODNIK	688	688	0
TRACY RICHARDSON & BECKY RICHARDSON JT TEN	3,374	3,374	0
TRACY WIDLE	14,003	14,003	0
TRAVIS AND TINA NOLTE LIVING TRUST (375)	6,729	6,729	0
TRAVIS BRUCE ROBERTS	700	700	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
TRAVIS CONGER MOSHER & AMBER MOSHER JT TEN	673	673	0
TRAVIS DEAN MURRAY* & JENNIFER JEAN MURRAY JT TEN	1,353	1,353	0
TRAVIS JOHNSON & COLLEEN JOHNSON JT TEN	1,353	1,353	0
TRAVIS KREPELKA	1,373	1,373	0
TRAVIS MILLIKEN	683	683	0
TRENT COPPOLO	1,342	1,342	0
TRENT LANE OUTHOUSE	672	672	0
TRINA ALMAS	675	675	0
TRINA M CARTER	13,978	13,978	0
TRISHA SEEVERS & DANIEL SEEVERS JT TEN	1,348	1,348	0
TROY C MOYER & KERRYANN SANOCKI JT TEN	1,360	1,360	0
TROY DAVID STOLL*	1,353	1,353	0
TROY MADISON HELMS & JOANNE HELMS JT TEN	1,351	1,351	0
TROY MCNAUGHTON	1,344	1,344	0
TROY MILLER & CINDY MILLER JT TEN	677	677	0
TROY OWENS OWENS	1,400	1,400	0
TROY PARKER	695	695	0
TROY PEERY	1,353	1,353	0
TROY THOMAS BAUMANN	27,689	27,689	0
TROY WAYNE MARTIN	3,378	3,378	0
TRUCE HOLDINGS LLC (376)	5,466	5,466	0
TRUMAN GUY ELLISON & GRISELDA GARCIA ELLISON JT TEN	6,980	6,980	0
TUAN NGUYEN	1,353	1,353	0
TULA ROZKAS BIKAS	1,375	1,375	0
TULIO TORRINELLO & ROSE TORRINELLO JT TEN	700	700	0
TULLIO BOCCHINO & ANNA HUDSON JT TEN	1,344	1,344	0
TULSIDAS RAMLAL PATEL	6,989	6,989	0
TWA HOLDINGS, LLC (377)	2,688	2,688	0
TY CATHERS & CHRISTINE RAGAY-CATHERS JT TEN	1,357	1,357	0
TY HARTMAN LINGO	678	678	0
TY S ROSS	673	673	0
TYLER MCCLELLAN* & MELISSA MCCLELLAN JT TEN	1,344	1,344	0
TYRONE LAWRENCE MARNOTES	1,400	1,400	0
TYRONE W WAITE	6,756	6,756	0
TZEYANG JAO	1,344	1,344	0
UGO ARIMONYEOTU	1,396	1,396	0
UNIVERSAL STRIPPING & FINISH SHOP INC. (378)	4,032	4,032	0
USHA KUNDU	1,387	1,387	0
V JAMES GRIECO	1,357	1,357	0
V.S. CHAHAR	672	672	0
VADIM KHRAKOVSKY	8,193	8,193	0
VALENTINA BELYANKO-MORGAN	4,880	4,880	0
VALENTINO LIUZZI	691	691	0
VALERIE CAMPBELL AMRHEIN	673	673	0
VALERIE CLARK	3,423	3,423	0
VALERIE FERRARA	1,392	1,392	0
VALERIE J SEDELNICK	1,357	1,357	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
VALERIE JEAN THAL-SLOCUM & JAMES E SLOCUM JT TEN	1,363	1,363	0
VALERIE ROSE PRITCHARD	2,694	2,694	0
VALERIE SUE KOBAL-BRICE	3,356	3,356	0
VAN AVERY MOBLEY	688	688	0
VAN CARL STEVERSON	3,483	3,483	0
VAN DARREL HIPP	13,593	13,593	0
VAN H JACOBSEN	700	700	0
VANCE BATEMAN	6,747	6,747	0
VANCE TEMPLE HOGAN & JUANITA C HOGAN JT TEN	675	675	0
VANESSA DONG & CARMINE MONACO JT TEN	2,030	2,030	0
VANESSA M SCHUBERT IRREV TRUST (379)	694	694	0
VANN INVESTMENTS LLC (380)	1,405	1,405	0
VARADAREDDY THYAGARAJULU REDDY	677	677	0
VAROUJAN ART HAKIMIAN	4,036	4,036	0
VASILE CHITU	700	700	0
VENKATA J BIREDDY	4,049	4,049	0
VENKATESHA NAIK	1,378	1,378	0
VERLENE L MOODY	13,620	13,620	0
VERN JAMES SCOTT	6,783	6,783	0
VERNON MICHAEL NEPPE & ELISABETH SELIMA NEPPE JT TEN	672	672	0
VERNON ROBERT MARTIN	6,873	6,873	0
VERONICA SARMIENTO	2,751	2,751	0
VERSEL KENNETH SORENSON	2,021	2,021	0
VICKI A WILLIAMS	6,783	6,783	0
VICKI MARQUE	702	702	0
VICKI MICHELE ROBERTS	3,508	3,508	0
VICKI MICHELE ROBERTS & ARTHUR AARON ANDELSON JT TEN	3,461	3,461	0
VICKIE CABLE	1,353	1,353	0
VICKIE ELAINE CARNES	673	673	0
VICKIE L HANSON & WESLEY WALLACE SMITH JT TEN	675	675	0
VICKIE LYNN GANNON REVOCABLE TRUST (381)	680	680	0
VICKIE LYNN KING & RAY WAYNE KING JT TEN	2,713	2,713	0
VICKIE SNIPES RICHARD & DAVID P RICHARD JT TEN	674	674	0
VICKY H. SYKES & CHARLES SYKES JT TEN	2,724	2,724	0
VICTOR A. MEDINA	13,477	13,477	0
VICTOR ALLEN RILEY	2,089	2,089	0
VICTOR B HANNA	4,736	4,736	0
VICTOR BEDOIAN & KRISTY LYNN BEDOIAN JT TEN	6,935	6,935	0
VICTOR CHARLES	688	688	0
VICTOR DEVIZIO	681	681	0
VICTOR DIVELLO	1,357	1,357	0
VICTOR FELSZEGI	1,348	1,348	0
VICTOR G VIARDO	677	677	0
VICTOR JOHN DUNN	2,692	2,692	0
VICTOR LAROSA	674	674	0
VICTOR LUM	6,720	6,720	0
VICTOR PATRICK BUONO	672	672	0
VICTOR YATES	681	681	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
VICTORIA BETH YODICE	1,396	1,396	0
VICTORIA TIEDENS & DAVID TIEDENS JT TEN	691	691	0
VIDA BUNDRA	670	670	0
VIKKI ANN GACKLE	684	684	0
VINCE CAVALE & TAMARA CAVALE JT TEN	680	680	0
VINCE SCHLACHTER & LINDA GALLERAN JT TEN	699	699	0
VINCE YOST	674	674	0
VINCENT BARBONE & DEBORAH BARBONE JT TEN	6,849	6,849	0
VINCENT HIEP DO	2,702	2,702	0
VINCENT J ESPOSITO & LOUISE MAY ESPOSITO JT TEN	6,879	6,879	0
VINCENT JAMES MESOLELLA	6,738	6,738	0
VINCENT JOSEPH CARRANO & DIANE MICHELLE CARRANO JT TEN	2,072	2,072	0
VINCENT M DELUCA	3,447	3,447	0
VINCENT M DURANTE	1,405	1,405	0
VINCENT PAUL GILBERT	19,383	19,383	0
VINCENT TROVATO*	1,374	1,374	0
VINCENT W SALVATI	2,692	2,692	0
VINICIUS MAISTRO DINIZ	10,863	10,863	0
VIOLA IRENE SANCHEZ & LUIS SANCHEZ JT TEN	700	700	0
VIOLET STEVENS & JAMES STEVENS JT TEN	5,465	5,465	0
VIOLETA S CONCEPCION	680	680	0
VIOLETA S CONCEPCION & EDGARDO DE ROSAS CONCEPCION JT TEN	678	678	0
VIRGIL M PETTY	1,348	1,348	0
VIRGIL WAYNE HENSLEY	699	699	0
VIRGINIA ELIZABETH NEILL & DAVID W NEILL JT TEN	1,389	1,389	0
VIRGINIA IRENE EDDY	6,756	6,756	0
VIRGINIA MCNULTY ROBINSON	694	694	0
VIRGINIA SUSAN NELKE	1,396	1,396	0
VITO JOSEPH GENNA	699	699	0
VIVIAN OTTOSEN & CARMELA ZABUSKY JT TEN	678	678	0
VLADIMIR BEGUN	3,365	3,365	0
VLADIMIR GERSHENGORN	2,030	2,030	0
VOLKER REGENAUER REGENAUER & KATHLEEN ELEANOR REGENAUER JT TEN	2,713	2,713	0
VONDRACHEK FAMILY LLLP (382)	1,391	1,391	0
W. AND V. BAPTISTE TRUST (383)	2,767	2,767	0
WADE THOMAS PERRIN	1,392	1,392	0
WAGIH ISSAC	691	691	0
WAGUIH JOHN BOCTOR	1,349	1,349	0
WAINSCOTT PUTNEY	695	695	0
WALDINA HOLDINGS, LLC (384)	13,441	13,441	0
WALEED CLARK	681	681	0
WALLACE ANDREE & VICKIE L ANDREE JT TEN	675	675	0
WALLACE RAYMOND BOILEK & JANICE MARIE BOILEK JT TEN	1,387	1,387	0
WALLACE WAYNE HENDERSON	2,080	2,080	0
WAL-LEE ENTERPRISES LLC (385)	1,383	1,383	0
WALLY EMBERSON-NASH	2,781	2,781	0
WALSHWARE 401K PLAN TRUST MICHAEL F WALSH TRUSTEE (386)	2015	2015	0
WALTER A VALIANT & DEBORAH VALIANT JT TEN	2,044	2,044	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
WALTER A. TOLONEN	1,360	1,360	0
WALTER AMBROSE & MARY SKIBA JT TEN	677	677	0
WALTER BUCHANAN HILL	1,357	1,357	0
WALTER CHARLES PEPPELMAN	702	702	0
WALTER EDWARD BUNDY III	1,398	1,398	0
WALTER EDWARD MONTZ JR.	2,061	2,061	0
WALTER EDWARD WILLIAMS & SUSAN MARIE WILLIAMS JT TEN	2,688	2,688	0
WALTER FRANCIS CRAMPTON	2,767	2,767	0
WALTER GLEN PEAK & RUTH ANN MICHIKO PEAK JT TEN	1,371	1,371	0
WALTER HAZUKA & DARCIE HAZUKA JT TEN	5,412	5,412	0
WALTER ICKERT	697	697	0
WALTER J ANTONYSHYN	1,405	1,405	0
WALTER J LENTZ	1,403	1,403	0
WALTER J LENTZ & JUDITH ELLEN LENTZ JT TEN	2,706	2,706	0
WALTER J LENTZ & JUDITH ELLEN LENTZ JT TEN	1,400	1,400	0
WALTER J OKON	677	677	0
WALTER J OKON	676	676	0
WALTER KAUFMANN	702	702	0
WALTER KAUFMANN	694	694	0
WALTER LEE & VIRGINIA LEE JT TEN	3,454	3,454	0
WALTER LEE & VIRGINIA LEE JT TEN	3,494	3,494	0
WALTER LEFEW SMITH	2,024	2,024	0
WALTER M CASARAVILLA & TAMAR GNESSIN JT TEN	2,713	2,713	0
WALTER MARK JELLISON	674	674	0
WALTER MCCLURE	2,051	2,051	0
WALTER R TURCHI	702	702	0
WALTER SANFORD KUHNEL	673	673	0
WALTER SOBERA	2,776	2,776	0
WALTER WAFFENSMITH	4,698	4,698	0
WALTER WILLIAM BRANTZ & LYNDA MARIE BRANTZ JT TEN	6,901	6,901	0
WALTER WILLIAM MOSS	674	674	0
WAN JIN AKA “JINA KIM” LIM	1,369	1,369	0
WANDA CALVERT	694	694	0
WANDA DI PAOLA	699	699	0
WANDA K REDER	6,989	6,989	0
WANDA L JOHNSON	1,348	1,348	0
WANDA L JOHNSON & TODD H JOHNSON JT TEN	2,695	2,695	0
WARD L THOMPSON & NANCY S. THOMPSON JT TEN	1,346	1,346	0
WARREN ANDREW SULLIVAN	678	678	0
WARREN ANSELM SMITH	673	673	0
WARREN E WEBERMIN	1,346	1,346	0
WARREN NEAL TAMAROFF	678	678	0
WARREN W BAILEY	98,573	98,573	0
WATTS C CUTTER III	702	702	0
WAYNE A SMITH	1,373	1,373	0
WAYNE BRYANT BROWN	1,353	1,353	0
WAYNE EDWARD NOSS	2,019	2,019	0
WAYNE EDWARD TAILLON	1,373	1,373	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
WAYNE F CERNE	685	685	0
WAYNE G BOGOSIAN	3,512	3,512	0
WAYNE J BROST	2,019	2,019	0
WAYNE L MILLER	4,088	4,088	0
WAYNE M FINKELSTEIN & NIXIDA GUEITS JT TEN	5,564	5,564	0
WAYNE MIDRO & DENISE MIDRO JT TEN	5,538	5,538	0
WAYNE MOSCHELLA	2,069	2,069	0
WAYNE MUCHA	2,767	2,767	0
WAYNE P LINDSAY	3,369	3,369	0
WAYNE PIFER & JOYCE PIFER JT TEN	2,030	2,030	0
WAYNE POHLMANN & MEREDITH POHLMANN JT TEN	678	678	0
WAYNE R. LARAWAY & KARIN M. LARAWAY JT TEN	13,763	13,763	0
WAYNE RUSSANO	1,371	1,371	0
WAYNE SCRIPA	4,070	4,070	0
WAYNE W SURMAN	1,350	1,350	0
WAYNE WAGNER	1,387	1,387	0
WEALTH ENGINEERING LLC (387)	13,630	13,630	0
WELDON D NICHOLS & PAMELA GREENROYD JT TEN	1,352	1,352	0
WELDON RAYMOND JOHNSON JR & ROBIN L JOHNSON JT TEN	7,002	7,002	0
WENDELL DUBBS	4,062	4,062	0
WENDELL H COUCH	5,516	5,516	0
WENDY CRANSTON & WILLIAM CRANSTON JT TEN	1,384	1,384	0
WENDY ENGLANDER	10,278	10,278	0
WENDY LYNN CASEY	6,953	6,953	0
WENDY ROBINSON	4,099	4,099	0
WENDY SPENCER	2,100	2,100	0
WERNER TIESSEN	2,748	2,748	0
WES R. COLBY	5,484	5,484	0
WESLEY F LUM	3,491	3,491	0
WESLEY JACKSON	34,300	34,300	0
WESLEY KENT DYSON & MICHELE DYSON JT TEN	1,360	1,360	0
WESLEY RICHARD SPENCER & MIE SAM TSE-SPENCER JT TEN	1,400	1,400	0
WESLEY T. WOLFE	678	678	0
WESTON CHANDLER	2,024	2,024	0
WILBERT HUGHES	696	696	0
WILBERT ULBRICHT	2,040	2,040	0
WILBUR WAYNE ANDERSON	700	700	0
WILEY FRANK GREEN	1,353	1,353	0
WILFRED B BLANCHARD	6,765	6,765	0
WILFRED KONRAD & BARBARA KONRAD JT TEN	677	677	0
WILFRIED VON BUELOW	2,724	2,724	0
WILHELMINA DEBRUYN YOUNGER & DUANE YOUNGER JT TEN	1,389	1,389	0
WILHELMUS M P VAN DEN HURK REVOCABLE TRUST (388)	3,461	3,461	0
WILL BROOKS & BARBARA BROOKS JT TEN	2,029	2,029	0
WILLAIM A DROEGE	1,346	1,346	0
WILLARD AMOSS & LINDA AMOSS JT TEN	21,706	21,706	0
WILLARD FRANKLIN PAGE JR & MELISSA ANNE PAGE JT TEN	4,059	4,059	0
WILLIAM A ELLIOT	1,392	1,392	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
WILLIAM A MILLER	1,384	1,384	0
WILLIAM A RHODES	678	678	0
WILLIAM A SHOVLIN	677	677	0
WILLIAM ALLEN HENTHORN	3,472	3,472	0
WILLIAM ALLEN MARTIN	1,389	1,389	0
WILLIAM ANDINO & YESENIA CORINA HUERTA JT TEN	2,035	2,035	0
WILLIAM ANTHONY LOSIEWICZ	673	673	0
WILLIAM ANTHONY LUBLINER	1,361	1,361	0
WILLIAM ARTHUR RHODES JR	678	678	0
WILLIAM B DELONG JR	7,025	7,025	0
WILLIAM B DELONG JR & ROBIN J DELONG JT TEN	6,837	6,837	0
WILLIAM B. HOLLAR	1,396	1,396	0
WILLIAM BATTLE MARSH & CAROL MARKS MARSH JT TEN	6,783	6,783	0
WILLIAM BENTON BROWN	3,453	3,453	0
WILLIAM BLACK	2,013	2,013	0
WILLIAM BOHRK	678	678	0
WILLIAM BOYD	2,090	2,090	0
WILLIAM BREAN SUPRY	678	678	0
WILLIAM C BOND & ANN MARIE BOND JT TEN	1,375	1,375	0
WILLIAM C HARRIS	6,756	6,756	0
WILLIAM C MEYER JR	2,097	2,097	0
WILLIAM C PIERINI & LORI P PIERINI JT TEN	3,392	3,392	0
WILLIAM C. HOEFFNER AND EVELYN M. HOEFFNER REVOCABLE TRUST (389)	2,027	2,027	0
WILLIAM CHARLES SCHAEFER	3,477	3,477	0
WILLIAM CHARLES SHRIVER	6,783	6,783	0
WILLIAM CHRIS BECKER	1,357	1,357	0
WILLIAM CLAUDIUS ELMORE	1,405	1,405	0
WILLIAM CLAYTON PERRY	2,732	2,732	0
WILLIAM CLINTON STONER & VICTORIA ALDEN STONER JT TEN	13,459	13,459	0
WILLIAM COMBS & CATHERINE COMBS JT TEN	1,344	1,344	0
WILLIAM CONRAD ROSWELL	6,973	6,973	0
WILLIAM COTTRELL LANG	1,384	1,384	0
WILLIAM COWAN	1,388	1,388	0
WILLIAM CRAWFORD	2,035	2,035	0
WILLIAM CUMMINS	702	702	0
WILLIAM D GAMMILL JR	1,344	1,344	0
WILLIAM D HESKETT & TRACY CAMIELLE HESKETT JT TEN	1,353	1,353	0
WILLIAM D WOY	673	673	0
WILLIAM DANIEL MONTEMARANO	672	672	0
WILLIAM DAVID KEELEY	2,735	2,735	0
WILLIAM DEAN SENKEL	2,081	2,081	0
WILLIAM DEL GAIS	1,367	1,367	0
WILLIAM DEMARKEY	672	672	0
WILLIAM DEMARKEY & GIL SHANKS JT TEN	700	700	0
WILLIAM DINGFELDER	1,376	1,376	0
WILLIAM DOBBIE HEITZ JR	1,391	1,391	0
WILLIAM E CONBOY TRUST (390)	2,753	2,753	0
WILLIAM E MOORE & JANINE M MOORE JT TEN	673	673	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
WILLIAM E SIEGEL	1,376	1,376	0
WILLIAM E WEBB	681	681	0
WILLIAM E. KOLLAR	2,030	2,030	0
WILLIAM EDWARD DANKWORTH	2,048	2,048	0
WILLIAM EDWARD HUBER JR.	1,405	1,405	0
WILLIAM EDWARD PISKE	5,446	5,446	0
WILLIAM EDWARD PISKE & DEBORAH ELAINE PISKE JT TEN	1,400	1,400	0
WILLIAM ELLIS BELL JR	1,348	1,348	0
WILLIAM EMMETT WOLF	688	688	0
WILLIAM EUGENE KRIEG	681	681	0
WILLIAM EUGENE MCCORMICK & WILLIAM MCCORMICK JT TEN	1,362	1,362	0
WILLIAM F COMER	6,783	6,783	0
WILLIAM F KAUFFMAN	697	697	0
WILLIAM F PEARSON	1,353	1,353	0
WILLIAM F WAGNER & MICHELLE ANN WAGNER JT TEN	683	683	0
WILLIAM FLOYD HAVENSTRITE, JR.	1,400	1,400	0
WILLIAM FRANK STEFAN	702	702	0
WILLIAM FRANKLIN BROWNRIDGE	2,692	2,692	0
WILLIAM G WERDEHOFF & STEPHANIE W WERDEHOFF JT TEN	2,695	2,695	0
WILLIAM G WESTBERRY	3,383	3,383	0
WILLIAM GRANTHAM O’BRIEN, JR & NANCY ELAINE O’BRIEN JT TEN	699	699	0
WILLIAM H HANENBURG	691	691	0
WILLIAM H KENT	694	694	0
WILLIAM H RITZE	2,720	2,720	0
WILLIAM H RITZE & EMMA C RITZE JT TEN	1,369	1,369	0
WILLIAM HACKMAN	1,353	1,353	0
WILLIAM HARRY MILLER	2,781	2,781	0
WILLIAM HENRY BUCKLEY	674	674	0
WILLIAM HENRY ENGLEMANN & PHYLLIS ANN ENGLEMANN JT TEN	685	685	0
WILLIAM HOLAHAN & DIANE HOLAHAN JT TEN	1,344	1,344	0
WILLIAM HORWITZ	677	677	0
WILLIAM HOWARD VOGT	1,357	1,357	0
WILLIAM HOWLAND	680	680	0
WILLIAM J HILL	1,344	1,344	0
WILLIAM J SOLARI	4,769	4,769	0
WILLIAM J VAN ORDEN	5,462	5,462	0
WILLIAM J YOUNG & ERIKA H YOUNG JT TEN	13,709	13,709	0
WILLIAM J. BROWN & BARBARA L BROWN JT TEN	681	681	0
WILLIAM JACOB PICKETT & LAUREE ANN PICKETT JT TEN	699	699	0
WILLIAM JAMES & VICTOR GARRISON JT TEN	2,688	2,688	0
WILLIAM JAMES HATTALA	672	672	0
WILLIAM JAY WHITE	4,028	4,028	0
WILLIAM JEFFREY IGOE & THERESA JANE LITTLEFIELD JT TEN	2,706	2,706	0
WILLIAM JOHN BOWEN	6,738	6,738	0
WILLIAM JOHN BREEN	4,108	4,108	0
WILLIAM JOHN EISMAN	6,918	6,918	0
WILLIAM JOHN GRAY	673	673	0
WILLIAM JOHN WALDWEILER* & DARLENE C WALDWEILER JT TEN	673	673	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
WILLIAM JOHN WASCHER	2,107	2,107	0
WILLIAM JONATHAN WOOD	4,081	4,081	0
WILLIAM JOSEPH GOSCH	676	676	0
WILLIAM JOSEPH HELENSMITH	1,384	1,384	0
WILLIAM JOSEPH MITRUS	675	675	0
WILLIAM JOSEPH PRUE	1,344	1,344	0
WILLIAM JOSEPH PURICELLI	4,794	4,794	0
WILLIAM JOSEPH SZAFAROWICZ	1,346	1,346	0
WILLIAM JUDSON CROSBY & SHARON LYNN CROSBY JT TEN	1,398	1,398	0
WILLIAM KAUT III & DEBRA JEAN KAUT JT TEN	3,365	3,365	0
WILLIAM KELLENBERGER	1,360	1,360	0
WILLIAM KOENIG	2,706	2,706	0
WILLIAM KUHN & JOELLYN MEINKE KUHN JT TEN*	4,731	4,731	0
WILLIAM L RATKOVICH	675	675	0
WILLIAM L WHITEHOUSE III	1,405	1,405	0
WILLIAM L WHITEHOUSE III & LIZABETH E. WHITEHOUSE JT TEN	687	687	0
WILLIAM LAU	3,400	3,400	0
WILLIAM LEE STROUD	1,368	1,368	0
WILLIAM LEIKER	2,765	2,765	0
WILLIAM LEWIS	691	691	0
WILLIAM LOUIS FALK III	673	673	0
WILLIAM LYNN STARKEY*	2,691	2,691	0
WILLIAM M TODD*	673	673	0
WILLIAM MARK DAVIS	673	673	0
WILLIAM MCCARTHY & PATRICK MCCARTHY JT TEN	3,501	3,501	0
WILLIAM MEHSERLE & LINDA MEHSERLE JT TEN	1,348	1,348	0
WILLIAM MEYERSOHN	694	694	0
WILLIAM MICHAEL KEENEY	673	673	0
WILLIAM MICHAEL RING	2,733	2,733	0
WILLIAM MICHAEL SCHOFF	3,462	3,462	0
WILLIAM MICHAEL WESTON	1,388	1,388	0
WILLIAM MILLS & DIANA MILLS JT TEN	4,027	4,027	0
WILLIAM MUDGETT	681	681	0
WILLIAM NEAL HARMON & LISA ANN HARMON JT TEN	1,362	1,362	0
WILLIAM NELSON WALLY	697	697	0
WILLIAM NILES WEBSTER & CYNTHIA ELLEN WEBSTER JT TEN	2,699	2,699	0
WILLIAM O’CONNELL	1,348	1,348	0
WILLIAM OLSON	5,501	5,501	0
WILLIAM P HINES	1,396	1,396	0
WILLIAM P LESCHINSKY & CONSTANCE J. LESCHINSKY JT TEN	1,382	1,382	0
WILLIAM PAPROCKI	2,720	2,720	0
WILLIAM PATRICK SOLTIS	674	674	0
WILLIAM PAUL DUGUAY	673	673	0
WILLIAM PAUL NOCETI	30,458	30,458	0
WILLIAM PENN KIESER	675	675	0
WILLIAM PERAULT & JUSTINE PERAULT JT TEN	2,699	2,699	0
WILLIAM PRENTISS OBIER	677	677	0
WILLIAM R BORDEN & BRENDA H BORDEN JT TEN	1,370	1,370	0
WILLIAM R BORNHORST	2,695	2,695	0
WILLIAM R GENTLE LIVING TRUST (391)	3,441	3,441	0
WILLIAM R OWEN	13,610	13,610	0
WILLIAM RICHARD MAUCK & MARY GORETTA MAUCK JT TEN	1,349	1,349	0
WILLIAM RICHARD MOSTELLER	1,353	1,353	0

Name of Selling Holder	Number of Shares of Class B Common Stock Beneficially Owned Prior to Offering	Number of Resale Shares Registered for Sale Hereby	Number of Shares of Class B Common Stock Beneficially Owned After Offering
WILLIAM ROBERT HALL & GEORGIA HALL JT TEN	2,044	2,044	0
WILLIAM ROBERT PRITCHARD	674	674	0
WILLIAM S DESIMONE	675	675	0
WILLIAM SANFORD HOGAN JR	2,769	2,769	0
WILLIAM SHERRILL & RITA SHERRILL JT TEN	1,360	1,360	0
WILLIAM STEWART	673	673	0
WILLIAM STOOTS	2,692	2,692	0
WILLIAM T FRY & ELAINE M. FRY JT TEN	3,365	3,365	0
WILLIAM T LEE	5,403	5,403	0
WILLIAM TAYLOR BASKETT	1,348	1,348	0
WILLIAM THOMAS BROWN* & MELINDA LYNN BROWN JT TEN	6,729	6,729	0
WILLIAM THOMAS HOFFMAN	3,508	3,508	0
WILLIAM TRAVIS STOVALL & SHELLY LYNN STOVALL JT TEN	1,360	1,360	0
WILLIAM VANNAME	1,346	1,346	0
WILLIAM VICTOR KELLER	1,375	1,375	0
WILLIAM VINSON	7,016	7,016	0
WILLIAM VISNOVSKY	678	678	0
WILLIAM WATSON	672	672	0
WILLIAM WHITNELL KEYSER	2,045	2,045	0
WILLIAM WITTECK	1,357	1,357	0
WILLIAM ZANKER & DEBORAH J DWORKIN JT TEN	33,602	33,602	0
WILLIE BARNETT & BRENDA BARNETT JT TEN	20,268	20,268	0
WILLIE EDWARD LEBEDA	13,566	13,566	0
WILLIE FRANK ROYSTON	6,980	6,980	0
WILLIE JOANN KILNER	1,346	1,346	0
WILLIE LANE COFFEY	10,781	10,781	0
WILMER KEITH WARD	2,699	2,699	0
WILSON SMITH REVOCABLE LIVING TRUST (392)	3,407	3,407	0
WILSON TRUST	2,706	2,706	0
WINSTON RAMOS	1,346	1,346	0
WITTERIED FAMILY TRUST (393)	2,749	2,749	0
WOODROW JEDLICKA & MARY E JEDLICKA JT TEN	4,769	4,769	0
WR ASSETS TRUST (394)	6,783	6,783	0
WY TOTAL HOLDING, LLC (395)	681	681	0
WYATT ALEXANDER ABBITT	2,067	2,067	0
WYATT E ABBITT	2,024	2,024	0
XIANG SU	2,713	2,713	0
XIAOPENG BAI	677	677	0
XINGKUI PAN	1,400	1,400	0
YA II PN, LTD (396)	273,289	273,289	0
YAKOV KHAYTIN	4180	4180	0
YECHIEL DAVID POTASH	13,888	13,888	0
YEE MUI BISCEGLIA	4,102	4,102	0
YING C KHONG	1,394	1,394	0
YITZCHOK SCHWAB	686	686	0
YOUSIF ALLOS & CHRISTINE SHALLAL JT TEN	697	697	0
YU DING & JINGYAN CHEN JT TEN	686	686	0
YUAN WANG	6,783	6,783	0
YURI RECHTMAN & ANNA ERIN RECHTMAN JT TEN	683	683	0
ZACHARIAH HENRY SULAK	1,348	1,348	0
ZACHARY TENEYCK	683	683	0
ZACKARI S PARRISH & JULIE PARRISH JT TEN	1,396	1,396	0
ZARINA BLANCO-NEWMAN	6,764	6,764	0
ZISHA WELLER	1,336	1,336	0
MARK ELENOWITZ* (397)	243,000	243,000	0
GORDON MCBEAN* (398)	195,000	195,000	0
MICHAEL BOSWELL* (399)	162,000	162,000	0
CHRISTOPHER RUDDY REVOCABLE TRUST DATED OCTOBER 12, 2007 (400)	39,239,297	39,239,297	0

*	Certain of the Selling Stockholders may be broker-dealers or affiliated with a broker-dealer and therefore may be deemed to be an “underwriter” as that term is defined in Section 2(a)(11) of the Securities Act, in which event any profit on the sale of shares by such Selling Stockholder, and any commissions or discounts received by the brokers or dealers, may be deemed to be underwriting compensation under the Securities Act.

1.	Robin L. Hall is the Co-Trustee of the 2001 Hall Family Trust and in such capacity has the right to vote and dispose of the securities held by the 2001 Hall Family Trust.
2.	Wendy Franscioni and Michael Franscioni are the beneficial owners of the 2023 Franscioni Revocable Trust. Wendy Franscioni is the Trustee of the 2023 Franscioni Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the 2023 Franscioni Revocable Trust.
3.	Francis Thomas Pantaleo is the beneficial owner and Sole Member of 8135 Properties LLC and in such capacity has the right to vote and dispose of the securities held by 8135 Properties LLC. The address of 8135 Properties LLC is 4193 Rigels Cove Way, Jensen Beach, Florida 34957.
4.	Carrington Miles Carrington is the Managing Member of 88one8, LLC and in such capacity has the right to vote and dispose of the securities held by 88one8, LLC. The address of 88one8, LLC is 14271 Jeffrey Road, No. 361, Irvine CA 92620.
5.	Audie-Ame Sarte Embestro is the Trustee of the AASE Trust and in such capacity has the right to vote and dispose of the securities held by the AASE Trust.
6.	Terry Lee Jennings is the Directing Manager of Add-Vantage Investments LLC and in such capacity has voting and dispositive power with respect to the securities held by Add-Vantage Investments LLC. The address of Add-Vantage Investments LLC is 810 Lincoln Ave, Burlington, NJ 08016.
7.	Srinivas S. Vasireddi is the Owner and Director of Advanced Digestive Center Inc. Srinivas S. Vasireddi and Nikhil Vasireddi are the beneficial owners of the securities held by Advanced Digestive Center Inc. and in such capacity have shared voting and dispositive power with respect to the securities held by Advanced Digestive Center Inc. The address of Advanced Digestive Center Inc. is 12 Lafayette Way, Cranbury NJ 08512-1904.
8.

Brett Lawton is the authorized signatory of the Advanta IRA Administration, LLC FBO Gregory J Paulding IRA #1525635 and in such capacity has the voting and dispositive power with respect to the securities held by Advanta IRA Administration, LLC FBO Gregory J Paulding IRA #1525635.

9.	Lisa Reymann is the beneficial owner of the Advanta IRA Services, LLC FBO Lisa D. Reymann IRA #8013889 account. Brett Lawson is the authorized signatory of the Advanta IRA Services, LLC FBO Lisa D. Reymann IRA #8013889 account and in such capacity has the right to vote and dispose of the securities held by the Advanta IRA Services, LLC FBO Lisa D. Reymann IRA #8013889 account.
10.

Alexander Noskov is the managing member of AJN Risk and Compliance and in such capacity has voting and dispositive power with respect to the securities held by AJN Risk and Compliance. The address of AJN Risk and Compliance is 1144 Harvester Xing, Locahatchee, Florida 33470.

11.	Adam K. Stern is the General Partner of AKS Family Partners, LP and in such capacity has the right to vote and dispose of the securities held by AKS Family Partners, LP. The address of AKS Family Partners, LP is 888-C 8th Avenue, New York, NY 10019.
12.	Albert D. Perrico is the Trustee and beneficial owner of the Albert D. Perrico Living Trust and in such capacity has the right to vote and dispose of the securities held by the Albert D. Perrico Living Trust.
13.	Allen L. Appell is the Trustee of the Allen L. Appel Trust 6-9-88 and in such capacity has the right to vote and dispose of the securities held by the Alllen L. Appel Trust 6-9-88.
14.	Alvin Hall Jr. and Judith A. Hall are the beneficial owners of, and the authorized signatories for, the Alvin & Judith Hall Joint Declaration of Trust, and in such capacity, Alvin Hall Jr. and Judith A. Hall have shared voting and dispositive power over the securities held by the Alvin & Judith Hall Joint Declaration of Trust.
15.	Aven R. McBride and Michael Melchiorre are the beneficiaries of American Communications and Construction, Inc. Aven McBride is the president of American Communications and Construction, Inc. and in such capacity has the right to vote and dispose of the securities held by American Communications and Construction, Inc. The address of American Communications and Construction, Inc. is 11602 Hufsmith Kuykendahl Road, Tomball, Texas 77375.
16.	Andrew N. Cassas is the Trustee and beneficial owner of the Andrew N. Cassas Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Andrew N. Cassas Revocable Trust.

17.	Anthony D. Perrico is the beneficial owner of the Anthony D. Perrico Irrev. Trust. Michael A. Perrico is the Trustee of the Anthony D. Perrico Irrev. Trust, and in such capacity has the right to vote and dispose of the securities held by the Anthony D. Perrico Irrev. Trust.
18.	Anthony Raganella is the Trustee of the Anthony J Raganella SR Revocable Living Trust UAD 2023-06-20, and in such capacity has the right to vote and dispose of the securities held by the Anthony J Raganella SR Revocable Living Trust UAD 2023-06-20.
19.	Joseph J. Varga is the beneficial owner of the Argent Financial Cust FBO Joseph J Varga, Roth IRA #14062006568 account. Julie Bradford is the authorized signatory of the Argent Financial Cust FBO Joseph J Varga, Roth IRA #14062006568 account and in such capacity has the right to vote and dispose of the securities held by the Argent Financial Cust FBO Joseph J Varga, Roth IRA #14062006568 account.
20.	John D. Kubiak is the Manager of Armadillo Investments, LLC and in and in such capacity has the right to vote and dispose of the securities held by Armadillo Investments, LLC. The address of Armadillo Investments, LLC is 6747 Academy Road NE, Suite A, Albuquerque NM 87109-3374.
21.	Mark Hernandez is the partner of Aviles Family Company, LLC and in such capacity has the right to vote and dispose of the securities held by Aviles Family Company, LLC. The address of Aviles Family Company, LLC is 13020 Southwest 82nd Court, Miami, Florida 33156.
22.	James Boone is the Trustee of the B&B Realty Trust and in such capacity has the right to vote and dispose of the securities held by the B&B Realty Trust.
23.	Kenneth Higby and Diane P. Higby are the beneficial owners of Baby Boomers LP. Kenneth Higby and Diane P. Higby are the Limited Partners of Baby Boomers LP and in such capacity have the right to vote and dispose of the securities held by Baby Boomers LP. The address of Baby Boomers LP is 292 Heritage Oaks, New Braunfels TX 78132.
24.	Jerry N Farmer is the secretary and treasurer of Backtrac Enterpise LLC and in such capcity has voting and dispositive power with respect to the securities held by Backtrac Enterpise LLC. The address of Backtrac Enterpise LLC 12340 Palm Springs Drive, Houston, Texas, 77034.
25.	Barbara A. Dittmer is the Grantor and Trustee of the Barbara A. Dittmer Trust, and in such capacity has the right to vote and dispose of the securities held by the Barbara A. Dittmer Trust.
26.	Barbara Baranowski is the Trustee of the Barbara Baranowski Restated Trust and in such capacity has the right to vote and dispose of the securities held by the Barbara Baranowski Restated Trust.
27.	Barbara E. Church is the Trustee of the Barbara E. Church Revocable Living Trust dtd 11/06/2006 and in such capacity has the right to vote and dispose of the securities held by the Barbara E. Church Revocable Living Trust dtd 11/06/2006.
28.	James A. Barnes is the Grantor of the Barnes Joint Revocable Living Trust and in such capacity has the right to vote and dispose of the securities held by the Barnes Joint Revocable Living Trust.
29.	Charles M. Barr is the Trustee of the Barr Family Trust dated July 15, 2005 and in such capacity has the right to vote and dispose of the securities held by the Barr Family Trust dated July 15, 2005.
30.	Bernard A. Sacco is the Trustee of the Bernard A. Sacco Living Trust and in such capacity has the right to vote and dispose of the securities held by the Bernard A. Sacco Living Trust.
31.	Joseph Bettencourt and Hillary Marks are the Trustees of the Bettencourt Marks Family Trust and in such capacity have the right to vote and dispose of the securities held by the Bettencourt Marks Family Trust.
32.	Kent L. Biringer is the Trustee of the Biringer Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Biringer Revocable Trust.

33.	Brian Lee Nelson and Patricia Ann Nelson are the beneficial owners of the Bliss Family Trust. Patricia Ann Nelson is the Grantor and Trustee of the Bliss Family Trust and in such capacity has the right to vote and dispose of the securities held by the Bliss Family Trust.
34.	Joseph Vincent Imperatrice is the President of Blue Lives Matter – NYC Inc. and in such capacity has the right to vote and dispose of the securities held by Blue Lives Matter – NYC Inc. The address of Blue Lives Matter – NYC Inc. is 404 Corbin Avenue, Staten Island, NY 10308.
35.	Ludo Schellens and Ria Brullemans are the beneficial owners of BM Tesveil. Ludo Schellens is the Legal Representative of BM Tesveil and in such capacity has the right to vote and dispose of the securities held by BM Tesveil.
36.	William J. Bohen and Nancy K. Bohen are the Trustees of the Bohen Revocable Trust of 2007 and in such capacity have the right to vote and dispose of the securities held by the Bohen Revocable Trust of 2007.
37.	James Bonk is the Trustee of the Bonk Family Revocable Trust, and in such capacity has the right to vote and dispose of the securities held by the Bonk Family Revocable Trust.
38.	Brad Jacobson is the Trustee of the Brad & Paula Jacobson Family Trust and in such capacity has the right to vote and dispose of the securities held by the Brad & Paula Jacobson Family Trust.
39.	Bradley Bryan Boyd is the beneficial owner and Trustee of the Bradley B. Boyd Rev. Trust and in such capacity has the right to vote and dispose of the securities held by the Bradley B. Boyd Rev. Trust.
40.	Brandon Freeman is the beneficiary of the Brandon Freeman MD, PHD, PC TR Solo 401K Plan and in such capacity has the right to vote and dispose of the securities held by Brandon Freeman MD, PHD, PC TR Solo 401K Plan.
41.	Joao E. Brasil is the Owner of the Brasil Family Revocable Trust of January 17, 2024 and in such capacity has the right to vote and dispose of the securities held by the Brasil Family Revocable Trust of January 17, 2024.
42.	Brian Kahan is the trustee of the Brian Kahan Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Brian Kahan Revocable Trust.
43.	Brigitte M. Saiya is the Trustee of the Brimoni Grossa Trust dated Febr. 25, 2004, and in such capacity has the right to vote and dispose of the securities held by the Brimoni Grossa Trust dated Febr. 25, 2004.
44.	Joy Beth Buerge and John Robert Buerge are the beneficial owners and Trustees of the Buerge Family Trust dated May 15, 1997 and in such capacity have the right to vote and dispose of the securities held by the Buerge Family Trust dated May 15, 1997.
45.	Michael S. Capeloto is the Trustee of the Capeloto Family Trust of 1995 and in such capacity has the right to vote and dispose of the securities held by the Capeloto Family Trust of 1995.
46.	Carl W. Rose is the Trustee of the Carl and Donna Rose Living Trust, date 10/21/2021 and in such capacity has the right to vote and dispose of the securities held by the Carl and Donna Rose Living Trust, date 10/21/2021.
47.	Carol Pinana is the Trustee of the Carol Pinana Trust and in such capacity has the right to vote and dispose of the securities held by the Carol Pinana Trust.
48.	Laura Dion-Jones Casey is the beneficial owner and Trustee of the Casey Family Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Casey Family Revocable Trust.

49.	Geoffrey J. Germane is the beneficial owner of the Geoffrey J. Germane ROTH IRA. Catherine Stinett is the Central Bank SDRS Supervisor FBO Geoffrey J. Germane ROTH IRA and in such capacity has the right to vote and dispose of the securities held by Geoffrey J. Germane ROTH IRA.
50.	Martin Orr is the beneficial owner of the Central Bank Custodian FBO: Martin Orr Roth IRA account. Catherine Stinett is the Central Bank Self Directed Retirement Services Supervisor of the Central Bank Custodian FBO: Martin Orr Roth IRA account and in such capacity has the right to vote and dispose of the securities held by the Central Bank Custodian FBO: Martin Orr Roth IRA account.
51.	Charles R. Stephens is the Trustee of the North Bay Drywall, Inc. Profit Sharing Plan & Trust, and in such capacity has the right to vote and dispose of the securities held by the North Bay Drywall, Inc. Profit Sharing Plan & Trust.
52.	Charles Ray Brewer is the Trustee of the Brewer Family Trust U/A/D April 20, 2007 and in such capacity has the right to vote and dispose of the securities held by the Brewer Family Trust U/A/D April 20, 2007.
53.	Michael Der Manouel Jr. is the Owner of the Michael Der Manouel Jr. Charles Schwab & Co. Contributory IRA account and in such capacity has the right to vote and dispose of the securities held by the Michael Der Manouel Jr. Charles Schwab & Co. Contributory IRA account.
54.	Cheryl A. Wilson is the Trustee of the Cheryl A. Wilson Living Trust dtd 11/30/2012 and in such capacity has the right to vote and dispose of the securities held by the Cheryl A. Wilson Living Trust dtd 11/30/2012.
55.	Cheryl D. Walker is the beneficial owner and Trustee of the Cheryl D. Walker Revocable Trust dated July 18, 2009 and in such capacity has the right to vote and dispose of the securities held by the Cheryl D. Walker Revocable Trust dated July 18, 2009.
56.	Christopher George Werfel is the beneficial owner and Trustee of the Christopher G. Werfel Trust Dated January 26, 2005 and in such capacity has the right to vote and dispose of the securities held by the Christopher G. Werfel Trust Dated January 26, 2005.
57.	Christopher W. Porter is the Trustee of the Christopher W. Porter Family Trust and in such capacity has the right to vote and dispose of the securities held by the Christopher W. Porter Family Trust.
58.	James Norton Clapp and Davis Ogden Clapp are the beneficial owners of Clapps Landing LLC. Bea Clapp is the Manager of Clapps Landing LLC and in such capacity has the right to vote and dispose of the securities held by Clapps Landing LLC. The address of Clapps Landing LLC is 1268 Gallop Drive, Loxahatchee FL 33470.
59.	Claudia Kleefeld is the beneficial owner and Trustee of the Claudia ET Kleefeld Trust dtd 9/19/1991 and in such capacity has the right to vote and dispose of the securities held by the Claudia ET Kleefeld Trust dtd 9-19-1991.
60.	Clayton Derwood Paslay is the trustee of the Clayton Derwood Paslay & Merry Louise Bushong-Paslay Revocable Living Trust, and in such capacity has the right to vote and dispose of the securities held by the Clayton Derwood Paslay & Merry Louise Bushong-Paslay Revocable Living Trust
61.	Clifford N. Guilbeau is the Trustee of the Clifford N. Guilbeau Revocable Living Trust USD October 10, 2022 and in such capacity has the right to vote and dispose of the securities held by the Clifford N. Guilbeau Revocable Living Trust USD October 10, 2022.

62.	Ian Nelms and Tim Hart are the beneficial owners of CMS East Acquisition Corp. Ian Nelms is the Chairman of CMS East Acquisition Corp. and in such capacity has the right to vote and dispose of the securities held by CMS East Acquisition Corp. The address of CMS East Acquisition Corp. is 6010 White Horse Road, Greenville SC 29611.
63.	George B. Coates is the Trustee of the Coates Living Trust and in such capacity has the right to vote and dispose of the securities held by the Coates Living Trust.
64.	Robert Cohen and Elisabeth Stallings-Cohen are the beneficial owners and Trustees of the Cohen Family Revocable Living Trust and in such capacity have the right to vote and dispose of the securities held by the Cohen Family Revocable Living Trust.
65.	Tricia Ann Callies is the Trustee of Plan of Complete Property Management & Investment Realty Inc. Cash Balance and in such capacity has the right to vote and dispose of the securities held by Complete Property Management & Investment Realty Inc. Cash Balance. The address of Complete Property Management & Investment Realty Inc. Cash Balance is 5987 West State Street, Suite A, Boise ID 83703.
66.	Conyers Investments LLC is a Connecticut limited liability company. Thomas Peterffy, as the manager of Conyers Investments LLC, may be deemed to beneficially own the shares of Class B Common Stock owned by Conyers Investments LLC and has voting and dispositive powers over its shares. Conyers Investments LLC’s business address is 777 S. Flagler Drive, #1001 East, West Palm Beach, Florida 33401.
67.	Lourdes Reyes Lindsey is the Director of Coral Reef Partners and in such capacity has the right to vote and dispose of the securities held by Coral Reef Partners. The address of Coral Reef Partners is 844 Berkinshire Drive, Dallas TX 75218.
68.	Cosmas Steven Georgilakis is the beneficial owner and Settlor of the Cosmas Steven Georgilakis Family Trust, and in such capacity has the right to vote and dispose of the securities held by the Cosmas Steven Georgilakis Family Trust.
69.	Peggy Sue Johnson is the beneficial owner of the Curt Johnson and Peggy Sue Johnson Trust. Curt Johnson is the Trustee of the Curt Johnson and Peggy Sue Johnson Trust and in such capacity has the right to vote and dispose of the securities held by the Curt Johnson and Peggy Sue Johnson Trust.
70.	Richard Curtis is the beneficial owner and Trustee of the Curtis Trust and in such capacity has the right to vote and dispose of the securities held by the Curtis Trust.
71.	Daniel Kelly is the Trustee of the Daniel and Amy Kelly Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Daniel and Amy Kelly Revocable Trust.
72.	Daniel Lloyd Baker Jr. is the Trustee of the Trustees of the Daniel L. Baker, Jr and Margie M. Baker Revocable Trust of 1999 and in such capacity has the right to vote and dispose of the securities held by the Trustees of the Daniel L. Baker, Jr and Margie M. Baker Revocable Trust of 1999.
73.	Ali Rezadade is the president of Deniell Investments Inc and has voting dispositive power over its shares. Daniell Investments Inc.’s business address is 12026 Hoffman St, Unit 305 Studio City, CA 91604.
74.	Dante Perrico is the beneficial owner of the Dante M. Perrico Irrev. Trust. Michael A. Perrico is the Trustee of the Dante M. Perrico Irrev. Trust, and in such capacity has the right to vote and dispose of the securities held by the Dante M. Perrico Irrev. Trust.

75.	David Andrew Bulloch Hyde is the beneficial owner and Trustee of the David A. B. Hyde Living Trust and in such capacity has the right to vote and dispose of the securities held by the David A. B. Hyde Living Trust.
76.	David B. Kelter is the beneficial owner and Trustee of the David B. Kelter Trust and in such capacity has the right to vote and dispose of the securities held by the David B. Kelter Trust.
77.	Darla L Schwendeman is the Trustee of the David C. Schwendeman and Darla L Schwendeman Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the David C. Schwendeman and Darla L Schwendeman Revocable Trust.
78.	David A. Krygowski is the beneficial owner and Trustee of the David and April Krygowski Rev. Trust and in such capacity has the right to vote and dispose of the securities held by the David and April Krygowski Rev. Trust.
79.	Dennis Carol Wilhelm is the Trustee of the Dennis C. Wilhelm and Cathy A. Shepard Wilhelm Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Dennis C. Wilhelm and Cathy A. Shepard Wilhelm Revocable Trust.
80.	Dennis Charles McElrath is the Trustee of the Dennis Charles McElrath 2008 Trust and in such capacity has the right to vote and dispose of the securities held by the Dennis Charles McElrath 2008 Trust.
81.	Dennis Dewitt is the trustee of the DENNIS L DEWITT & SARA E DEWITT FAMILY TRUST and in such capacity has the right to vote and dispose of the securities held by the DENNIS L DEWITT & SARA E DEWITT FAMILY TRUST.
82.	Jeffrey A. Sprecher and Kelly L. Loeffler are the beneficial owners of Descante Capital, LLC. Steven Nowak is the President of Descante Capital, LLC and in such capacity has the right to vote and dispose of the securities held by Descante Capital, LLC. The address of Descante Capital, LLC is 3060 Peachtree Road, Suite 1815, Atlanta GA 30305.
83.	Don Manfred* is the President of Design Works Commercial Inc. and in such capacity has the right to vote and dispose of the securities held by Design Works Commercial Inc. The address of Design Works Commercial Inc. is 3311 Packmule Lane, Deer Park WA 99006.
84.	James Thomas Campbell is the Owner of Diamond Jim’s Clayton and in such capacity has the right to vote and dispose of the securities held by Diamond Jim’s Clayton. The address of Diamond Jim’s Clayton is 9315 Saint Georgen Common, Johns Creek, GA 30097.
85.	Jason Steven Valavanis* is the Trustee of the Diamond Peak Trust U/A/D 07/12/2005 and in such capacity has the right to vote and dispose of the securities held by the Diamond Peak Trust U/A/D 07/12/2005.
86.	Diane Joyce Frankel is the Trustee of the Diane J Frankel Living Trust dtd April 13 1993 and in such capacity has the right to vote and dispose of the securities held by the Diane J Frankel Living Trust dtd April 13 1993.
87.	Diane Wildman is the beneficial owner of the Diane Wildman Irrev. Stock Trust. Albert D. Perrico is the Trustee of the Diane Wildman Irrev. Stock Trust and in such capacity has the right to vote and dispose of the securities held by the Diane Wildman Irrev. Stock Trust.
88.	Deborah Grimm is the beneficial owner of Distinct Restorations, LLC. Michael Grimm is the Managing Member of Distinct Restorations, LLC and in such capacity has the right to vote and dispose of the securities held by Distinct Restorations, LLC. The address of Distinct Restorations, LLC is 807B Columbia St., New Milford NJ 07646
89.	Don L. Weltzien is the Trustee of the Don L. Weltzien and Kristine A. Weltzien Revocable Trust dated 3/26/03 and in such capacity has the right to vote and dispose of the securities held by the Don L. Weltzien and Kristine A. Weltzien Revocable Trust dated 3/26/03.

90.	Donald C. Dunbar is the beneficial owner and Trustee of the Donald C. and Wanda Dunbar Revocable Living Trust dtd 11/22/98 and in such capacity has the right to vote and dispose of the securities held by the Donald C. and Wanda Dunbar Revocable Living Trust dtd 11/22/98.
91.	Donald Macko is the Trustee of the Macko Family Trust and in such capacity has the right to vote and dispose of the securities held by the Macko Family Trust.
92.	Donna Eisele is the beneficial owner of the Donna Eisele Irrev. Stock Trust. Albert D. Perrico is the Trustee of the Donna Eisele Irrev. Stock Trust and in such capacity has the right to vote and dispose of the securities held by the Donna Eisele Irrev. Stock Trust.
93.	Doris Primicerio is the Grantor and Trustee of the Doris Primicerio Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Doris Primicerio Revocable Trust.
94.	Douglas N. Naversen and Eleanor Jane Naversen are the Trustees of the Douglas N. Naversen & Eleanor Jane Naversen Trust and in such capacity have the right to vote and dispose of the securities held by the Douglas N. Naversen & Eleanor Jane Naversen Trust.
95.	Dr. Edgar Curtin Guyer and Jacqueline Guyer are the Trustees of the Dr. Edmund C. Guyer and Jacqueline A. Guyer Revocable Trust and in such capacity have the right to vote and dispose of the securities held by the Dr. Edmund C. Guyer and Jacqueline A. Guyer Revocable Trust.
96.	David Stuart Waskey is the beneficial owner and Sole Member of DSW IRA LLC and in such capacity has the right to vote and dispose of the securities held by DSW IRA LLC. The address of DSW IRA LLC is 2327 Saratoga Drive, Louisville KY 40205.
97.	Duane L. Shields is the beneficial owner of the Duane L Shields and Mary Ellen Shields Family Trust and in such capacity has the right to vote and dispose of the securities held by Duane L Shields and Mary Ellen Shields Family Trust.
98.	Duane Olson is the Owner of the Duane Olson Contributory Roth IRA account and in such capacity has the right to vote and dispose of the securities held by the Duane Olson Contributory Roth IRA account.
99.	Kimberly Frailing is the Trustee of the E. L. & A. Frailing Living Trust and in such capacity has the right to vote and dispose of the securities held by the E. L. & A. Frailing Living Trust.
100.	Patrick F. Eames and Dawn S. Ide Eames are the Trustees of the Eames Trust dated February 24, 1993 and in such capacity has the right to vote and dispose of the securities held by the Eames Trust dated February 24, 1993.
101.	Edward H. Offerman is the beneficial owner and Trustee of the Edward H. & Debra A. Offerman Living Trust and in such capacity has the right to vote and dispose of the securities held by the Edward H. & Debra A. Offerman Living Trust.
102.	Edward J. Mikol is the Trustee of the Edward J. Mikol Living Trust and in such capacity has the right to vote and dispose of the securities held by the Edward J. Mikol Living Trust.
103.	Edward N. Robinson is the beneficial owner and Trustee of the Edward N. Robinson Trust and in such capacity has the right to vote and dispose of the securities held by the Edward N. Robinson Trust.
104.	Edward Vance Vanderpool and Jennifer Louise Vanderpool are the beneficial owners of the Edward Vance Vanderpool and Jennifer Louise Vanderpool Living Trust. Edward Vance Vanderpool is the Trustee of the Edward Vance Vanderpool and Jennifer Louise Vanderpool Living Trust and in such capacity has the right to vote and dispose of the securities held by the Edward Vance Vanderpool and Jennifer Louise Vanderpool Living Trust.

105.	Edwin J. Feulner Jr. is the Trustee of the Edwin J. Feulner Jr. Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Edwin J. Feulner Jr. Revocable Trust.
106.	Vadim Shulman is the beneficial owner and Sole Director of Ekwatoria Enterprises Inc. and in such capacity has the right to vote and dispose of the securities held by Ekwatoria Enterprises Inc. The address of Ekwatoria Enterprises Inc. is 3100 Donald Douglas Loop N., STE 205, Santa Monica CA 90405.
107.	Juan Carlos Morales is the Owner of Elevated Standards Contracting and in such capacity has the right to vote and dispose of the securities held by Elevated Standards Contracting. The address of Elevated Standards Contracting is 6512 Crossbow Trail, Cheyenne WY 82001.
108.	Elliot Raj is the trustee of the Elliot V Raj Revocable Trust UAD 2013-03-02 and in such capacity has the right to vote and dispose of the securities held by Elliot V Raj Revocable Trust UAD 2013-03-02.
109.	Harold L. Schlegel is the Owner of the Equity Trust Company FBO Harold Schlegel Rollover IRA and in such capacity has the right to vote and dispose of the securities held by the Equity Trust Company FBO Harold Schlegel Rollover IRA.
110.	Robert Decker is the Owner of the Equity Trust Company FBO Robert Decker IRA and in such capacity has the right to vote and dispose of the securities held by the Equity Trust Company FBO Robert Decker IRA.
111.	Edwin A. Sisson is the Owner of the Equity Trust Company FBO Edwin A. Sisson Roth IRA and in such capacity has the right to vote and dispose of the securities held by the Equity Trust Company FBO Edwin A. Sisson Roth IRA.
112.	Todd Nicholas Erickson is the President of Erbin Custom Homes LLC and in such capacity has the right to vote and dispose of the securities held by Erbin Custom Homes LLC. The address of Erbin Custom Homes LLC is 7674 Maple Ridge Court, Village of Clarkston MI 48346.
113.	Ernest J. Peto and Janie I. Peto are the Trustees of the Ernest J. & Janie I. Peto Living Trust and in such capacity has the right to vote and dispose of the securities held by the Ernest J. & Janie I. Peto Living Trust.
114.	Eugene G. Frank and Marjorie M. Frank are the beneficial owners and Trustees of the Eugene G. Frank & Marjorie M. Frank Revocable Trust dated January 8, 2008 and in such capacity have the right to vote and dispose of the securities held by the Eugene G. Frank & Marjorie M. Frank Revocable Trust dated January 8, 2008.
115.	Frank M. Penwell is the Trustee of the F&P Penwell Trust and in such capacity has the right to vote and dispose of the securities held by the F&P Penwell Trust.
116.	Micah Metrailer is the Owner of Fighting Tiger Anesthesia Services, LLC and in such capacity has the right to vote and dispose of the securities held by Fighting Tiger Anesthesia Services, LLC. The address of Fighting Tiger Anesthesia Services, LLC is 36296 Belle Crique Avenue, Geismar LA 70734.
117.	Ronald Scott Fink is the beneficial owner of the Fink Family Living Trust April 29, 1998. Linda Grace Fink is the Trustee of the Fink Family Living Trust April 29, 1998 and in such capacity has the right to vote and dispose of the securities held by the Fink Family Living Trust April 29, 1998.
118.	David Farber is the beneficial owner of the Forge Trust Co CFBO David Farber IRA #205436 account. Mildred Mendivil is the authorized signatory of Forge Trust Co. and in such capacity has the right to vote and dispose of the securities held by the Forge Trust Co CFBO David Farber IRA #205436 account.

119.	N. Laine Schoneberger is the Manager of Four Peaks Investments, LLC and in such capacity has the right to vote and dispose of the securities held by Four Peaks Investments, LLC. The address of Four Peaks Investments, LLC is 798 East Prescott Drive, Chandler AZ 85249.
120.	Frank P. Skinner is the beneficial owner of the IRAR Trust FBO Frank P. Skinner Acct #3604709 and in such capacity has the right to vote and dispose of the securities held by the IRAR Trust FBO Frank P. Skinner Acct #3604709.
121.	Joshua M. Rogove is the Managing Member of G.R. Blake, LLC and in such capacity has the right to vote and dispose of the securities held by G.R. Blake, LLC. The address of G.R. Blake, LLC is 26 Sagamore Way South, Jericho NY 11753.
122.	William Howe is the Manager Member of General Associates LLC and in such capacity has the right to vote and dispose of the securities held by General Associates LLC. The address of General Associates LLC is 1054 University Boulevard, Apt. 24, Jupiter FL 33458.
123.	Kent J. George is the Manager of George Investment Holdings LLC and in such capacity has the right to vote and dispose of the securities held by George Investment Holdings LLC. The address of George Investment Holdings LLC is 2104 Zabel Drive, Charleston WV 25387.
124.	George Joseph Grubis and Elizabeth Grubis are the Trustees of the George J. & Elizabeth J. Grubis Revocable Trust March 2nd 2020 and in such capacity have the right to vote and dispose of the securities held by the George J. & Elizabeth J. Grubis Revocable Trust March 2nd 2020.
125.	George P. Block Jr. is the Trustee of the George P. Block, Jr. Declaration of Trust dtd 6/8/1989 and in such capacity has the right to vote and dispose of the securities held by George P. Block, Jr. Declaration of Trust dtd 6/8/1989.
126.	George U. Sauter is the Trustee of the George U. Sauter Living Trust and in such capacity has the right to vote and dispose of the securities held by George U. Sauter Living Trust.
127.	Gerald L. Staten is the Trustee of the Gerald L Staten Revocable Living Trust and in such capacity has the right to vote and dispose of the securities held by the Gerald L Staten Revocable Living Trust.
128.	Jay Gerber is the Trustee of the Gerber-Connone Family Trust and in such capacity has the right to vote and dispose of the securities held by the Gerber-Connone Family Trust.
129.	Paul A. Schubert is the beneficial owner of the Paul A. Schubert Irrev Trust. Gia Schubert is the Trustee of Paul A. Schubert Irrev Trust, and in such capacity has the right to vote and dispose of the securities held by Paul A. Schubert Irrev Trust.
130.	Steven Ganz is the Trustee of the Harriet G. August Irrevocable Trust and in such capacity has the right to vote and dispose of the securities held by the Harriet G. August Irrevocable Trust.
131.	Sharron Ann Hatfield is the Trustee of the Hatfield Living Trust and in such capacity has the right to vote and dispose of the securities held by the Hatfield Living Trust.
132.	Jerry Hausner and Helene B. Hausner are the beneficial owners of the Hausner Family Trust. Jerry Hausner is the Trustee of the Hausner Family Trust and in such capacity has the right to vote and dispose of the securities held by the Hausner Family Trust.

133.	Thomas L. Hawks and Gayle E. Hawks are the Trustees of the Hawks Family Trust and in such capacity have the right to vote and dispose of the securities held by the Hawks Family Trust.
134.	Scott Anthony Hellrung is the Trust Beneficiary of the Hellrung 2018 Revocable Trust Dated 10/11/2018 and in such capacity has the right to vote and dispose of the securities held by the Hellrung 2018 Revocable Trust Dated 10/11/2018.
135.	Steven Mahta is the beneficial owner and Sole Member of Helmette Holdings, LLC and in such capacity has the right to vote and dispose of the securities held by Helmette Holdings, LLC. The address of Helmette Holdings, LLC is 35646 Meander Way, Carefree, Arizona 85377.
136.	Henry C. Player Jr. is the Trustee of the Henry C. Player Jr. Trust and in such capacity has the right to vote and dispose of the securities held by the Henry C. Player Jr. Trust.
137.	Robert Darrel Henry is the Trustee of the Henry Family Trust, and in such capacity has the right to vote and dispose of the securities held by the Henry Family Trust.
138.	Henry Martin and Ernestine Martin are the Trustees of the Martin Family Trust and in such capacity have the right to vote and dispose of the securities held by the Martin Family Trust.
139.	Regina Koli is the beneficial owner of HireMe LLC. Raju Koli is the President of HireMe LLC and in such capacity has the right to vote and dispose of the securities held by HireMe LLC. The address of HireMe LLC is 2003 34th Ave., Forest Grove OR 97116.
140.	Holly Black is the Trustee of the Holly C. Black Revocable Trust U/A DTD 02/28/2018 and in such capacity has the right to vote and dispose of the securities held by the Holly C. Black Revocable Trust U/A DTD 02/28/2018.
141.	Serafin Montealto Garcia is the President of Home Related Services Inc. and in such capacity has the right to vote and dispose of the securities held by Home Related Services Inc. The address of Home Related Services, Inc. is 2762 Sleepy Hollow Place, Glendale CA 91206
142.	Robert Darrel Henry is the Manager of HTIG Investment IRA, LLC, and in such capacity has the right to vote and dispose of the securities held by the HTIG Investment IRA, LLC.
143.	Lester M. Hunkele III is the Grantor and Trustee of the Hunkele Living Trust and in such capacity has the right to vote and dispose of the securities held by the Hunkele Living Trust.
144.	Rico Frederic Imundo is the Trustee of the Imundo Trust and in such capacity has the right to vote and dispose of the securities held by the Imundo Trust.
145.	Paul Wellborn is the beneficial owner of the IRA Innovations, LLC as Custodian FBO Paul Wellborn, IRA account. Christina Babineaux is the Authorized Representative of the IRA Innovations, LLC, as Custodian FBO Paul Wellborn, IRA account and in such capacity has the right to vote and dispose of the securities held by the IRA Innovations, LLC as Custodian FBO Paul Wellborn, IRA account.
146.	Paul Wellborn is the beneficial owner of the IRA Innovations, LLC as Custodian FBO Paul Wellborn, IRA account. Christina Babineaux is the Authorized Representative of the IRA Innovations, LLC, as Custodian FBO Paul Wellborn, IRA account and in such capacity has the right to vote and dispose of the securities held by the IRA Innovations, LLC as Custodian FBO Paul Wellborn, IRA account.
147.	Ivan Kurtenbach is the Trustee of the Ivan Kurtenbach Trust and in such capacity has the right to vote and dispose of the securities held by the Ivan Kurtenbach Trust.

148.	Jerry K. Jackson is the beneficial owner and President of Jackson Financial, Inc. and in such capacity has the right to vote and dispose of the securities held by Jackson Financial, Inc. The address of Jackson Financial, Inc. is 1271 Southwest Evergreen Lane, Palm City FL 34990.
149.	Jacquelyn Therese Guilbeau is the Trustee of the Jacquelyn Therese Guilbeau Revocable Living Trust UAD 10/10/22 and in such capacity has the right to vote and dispose of the securities held by the Jacquelyn Therese Guilbeau Revocable Living Trust UAD 10/10/22.
150.	James Kerg and Theresa Kerg are the beneficial owners of the James & Theresa Kerg Family Trust. James Kerg is the Trustee of the James & Theresa Kerg Family Trust and in such capacity has the right to vote and dispose of the securities held by the James & Theresa Kerg Family Trust.
151.	James R. Coale is the beneficial owner and Trustee of the James Coale Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the James Coale Revocable Trust.
152.	James D Mellos as trustee of Zora Von Kaiserhoff Trust and in such capacity has the right to vote and dispose of the securities held by the Zora Von Kaiserhoff.
153.	James R. Neal and Sheryl A. Neal are the beneficial owners of the James R. Neal and Sheryl A. Neal Family Trust. James R. Neal is the Trustee of the James R. Neal and Sheryl A. Neal Family Trust and in such capacity has the right to vote and dispose of the securities held by the James R. Neal and Sheryl A. Neal Family Trust.
154.	James Scott Gladney* is the Trustee of the James S. Gladney 1992 Revocable Trust dated 6/1992 and in such capacity has the right to vote and dispose of the securities held by the James S. Gladney 1992 Revocable Trust dated 6/1992.
155.	Jamie Welk is the Trustee of the Jamie D. Tunney Revocable Trust dated March 10, 1998 and in such capacity has the right to vote and dispose of the securities held by the Jamie D. Tunney Revocable Trust dated March 10, 1998.
156.	Jason C. Knapp is the beneficial owner and Sole Trustee of the Jason C. Knapp Revocable Living Trust of August 08, 2011 and in such capacity has the right to vote and dispose of the securities held by the Jason C. Knapp Revocable Living Trust of August 08, 2011.
157.	Jay L. Cramblit is the Trustee of the Jay L. Cramblit Living Trust and in such capacity has the right to vote and dispose of the securities held by the Jay L. Cramblit Living Trust.
158.	Dennis D. Hammer is the Trustee of the J.D. Hammer Trust and in such capacity has the right to vote and dispose of the securities held by the J.D. Hammer Trust.
159.	Jeannie Chao Ball is the Trustee of the Jeannie C. Ball Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Jeannie C. Ball Revocable Trust.
160.	Jerry Hausner and Jeffery J. Carlson is the Trustee of the Jeffery J. Carlson Trust Dated June 20th, 2003 and in such capacity has the right to vote and dispose of the securities held by the Jeffery J. Carlson Trust Dated June 20th, 2003.
161.	Jerry J. Zimerle is the Trustee of the Jerry J. Zimerle Trust dated March 23, 2011 and in such capacity has the right to vote and dispose of the securities held by the Jerry J. Zimerle Trust dated March 23, 2011.

162.	Jessie L McQueen is the trustee of Jess and Dolores McQueen 2005 Revocable Trust UAD 2021-09-28 and in such capacity has the right to vote and dispose of the securities held by the Jess and Dolores McQueen 2005 Revocable Trust UAD 2021-09-28.
163.	Shari A. Knoth is the beneficial owner of JFK Roth LLC. Jesse Franke Knoth is the Manager of JFK Roth LLC and in such capacity has the right to vote and dispose of the securities held by JFK Roth LLC The address of JFK Roth LLC is 11253 South Race Street, Olathe KS 66061.
164.	Bea Clapp and James N. Clapp are the beneficial owners JNC Gen5 LLC. Bea Clapp is the Manager of JNC Gen5 LLC and in such capacity has the right to vote and dispose of the securities held by JNC Gen5 LLC. The address of JNC Gen5 LLC is 1338 Gallop Drive, Loxahatchee FL 33470.
165.	Toni Neptune is the trustee of the Joan M Aletto Revocable Trust and in such capacity has the right to vote and dispose of the securities held by Joan M Aletto Revocable Trust.
166.	Joanne Cordeiro is the Trustee of the Joanne Cordeiro Rev. Trust and in such capacity has the right to vote and dispose of the securities held by the Joanne Cordeiro Rev. Trust.
167.	John Patrick Hoskins is the beneficial owner and Trustee of the John and Carol Hoskins Family Trust and in such capacity has the right to vote and dispose of the securities held by the John and Carol Hoskins Family Trust.
168.	John J. Fluehr and Elizabeth A. Fluehr are the Trustees of the John J. Fluehr and Elizabeth A. Fluehr Revocable Trust and in such capacity have the right to vote and dispose of the securities held by the John J. Fluehr and Elizabeth A. Fluehr Revocable Trust.
169.	John Otis Miller is the beneficial owner and Trustee of the John O. Miller and Kathleen H. Miller Revocable Living Trust and in such capacity has the right to vote and dispose of the securities held by the John O. Miller and Kathleen H. Miller Revocable Living Trust.
170.	John Ferreira is the trustee of the John T Ferreira Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the John T Ferreira Revocable Trust.
171.	Jon S. Slater is the Trustee of the Jon S. Slater Revocable Trust dated July 8, 2021 and in such capacity has the right to vote and dispose of the securities held by the Jon S. Slater Revocable Trust dated July 8, 2021.
172.	Jonathan Sabin is the trustee of the Johnathan R Sabin Living Trust and in such capacity has the right to vote and dispose of the securities held by the Johnathan R Sabin Living Trust.
173.	Jonathan S. Spetner is the Manager of Jonathan Spetner RI LLC and in such capacity has the right to vote and dispose of the securities held by Jonathan Spetner RI LLC. The address of Jonathan Spetner RI LLC is 8220 Delmar Boulevard, St. Louis MO 63124.
174.	Jonathan Tratt is the beneficial owner, Sole Trustee and Settlor of the Jonathan Tratt Living Trust and in such capacity has the right to vote and dispose of the securities held by the Jonathan Tratt Living Trust.
175.	Anthony Jonovich is the President of Jonovich Companies, Inc. and in such capacity has the right to vote and dispose of the securities held by Jonovich Companies, Inc. The address of Jonovich Companies, Inc. is 501 South Broad Street, Globe AZ 85501.

176.	Joseph D. Ricci is the Grantor and Trustee of the Joseph D. Ricci Trust and in such capacity has the right to vote and dispose of the securities held by the Joseph D. Ricci Trust.
177.	Joseph Germinario is the Trustee of the Joseph Germinario Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Joseph Germinario Revocable Trust.
178.	Joseph Fuchs is the Trustee of the Joseph M. Fuchs, Jr. Revocable Trust DTD 05/21/1998 and in such capacity has the right to vote and dispose of the securities held by the Joseph M. Fuchs, Jr. Revocable Trust DTD 05/21/1998.
179.	Valerie Zanotti is the beneficial owner of the Joseph R Zanotti and Valerie Zanotti dated November 10, 2023. Joseph Raymond Zanotti is the Member of the Joseph R Zanotti and Valerie Zanotti dated November 10, 2023 and in such capacity has the right to vote and dispose of the securities held by the Joseph R Zanotti and Valerie Zanotti dated November 10, 2023.
180.	Gerald T. Forget III is the beneficial owner and President of Julie’s Rentals, LLC and in such capacity has the right to vote and dispose of the securities held by Julie’s Rentals, LLC. The address of Julie’s Rentals, LLC is 4226 N. Crest Dr., Omaha NE 68112.
181.	Ronald Scott Fink is the beneficial owner of the Fink Family Living Trust April 29, 1998. Linda Grace Fink is the Trustee of the Fink Family Living Trust April 29, 1998 and in such capacity has the right to vote and dispose of the securities held by the Fink Family Living Trust April 29, 1998.
182.	Karl F. Loomis is the Trustee of the Karl F Loomis, Lifetime Trust and in such capacity has the right to vote and dispose of the securities held by the Karl F Loomis, Lifetime Trust.
183.	Rebecca Elaine McAtee is the Trustee of the Kenneth and Rebecca McAtee Living Trust and in such capacity has the right to vote and dispose of the securities held by the Kenneth and Rebecca McAtee Living Trust.
184.	Kent Alan Jones is the Grantor and Trustee of the Kent Alan Jones and Marcy Connell Jones Joint Living Trust dated April 2, 1996 and in such capacity has the right to vote and dispose of the securities held by the Kent Alan Jones and Marcy Connell Jones Joint Living Trust dated April 2, 1996.
185.	Kerry E. Killebrew and Barbara N. Killebrew are the Trustees of the Kerry E. Killebrew Family Trust and in such capacity have the right to vote and dispose of the securities held by the Kerry E. Killebrew Family Trust.
186.	Kevin Ubert is the Trustee of the Kevin P. Ubert Living Trust and in such capacity has the right to vote and dispose of the securities held by the Kevin P. Ubert Living Trust.
187.	Ron James Kuhn is the Trustee of the Kuhn Family Trust and in such capacity has the right to vote and dispose of the securities held by the Kuhn Family Trust.
188.	David Kyman is the trustee of Kyman Family Trust UAD 2021-07-14 and in such capacity has the right to vote and dispose of the securities held by the Kyman Family Trust UAD 2021-07-14
189.	Larry Pelligra is the Executor of the Larry Pelligra Trust and in such capacity has the right to vote and dispose of the securities held by the Larry Pelligra Trust.
190.	Sandra K. Stover is the beneficial owner of the Larry and Sandra Stover Living Trust U/A 09/12/07. Larry K. Stover is the Trustee of the Larry and Sandra Stover Living Trust U/A 09/12/07 and in such capacity has the right to vote and dispose of the securities held by the Larry and Sandra Stover Living Trust U/A 09/12/07.

191.	William Layman is the beneficial owner of the Layman Family Trust. Andy Layman is the Trustee of the Layman Family Trust and in such capacity has the right to vote and dispose of the securities held by the Layman Family Trust.
192.	Lee M. Wollgast is the Grantor of the Lee M. Wollgast Revocable Living Trust. Nancy M. Wollgast and Lee M. Wollgast are the Trustees of the Lee M. Wollgast Revocable Living Trust and in such capacity have the right to vote and dispose of the securities held by the Lee M. Wollgast Revocable Living Trust.
193.	Thomas Leise is the Grantor of the Leise Family Living Trust and in such capacity has the right to vote and dispose of the securities held by the Leise Family Living Trust.
194.	Linda Goter* is the Manager and Sole Owner of LHG Properties, LLC and in such capacity has the right to vote and dispose of the securities held by LHG Properties, LLC. The address of LHG Properties, LLC is 11 Hibury Drive, Houston TX 77024.
195.	Caleb Liem is the beneficial owner and Trustee of the Liem Living Trust and in such capacity has the right to vote and dispose of the securities held by the Liem Living Trust.
196.	Linda H. Wingate is the beneficial owner of the Linda H. Wingate Revocable Trust. Jackie Bishoff is the Group Vice President of the Linda H. Wingate Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Linda H. Wingate Revocable Trust.
197.	Linda R. Friery is the Trustee of the Linda R. Friery Survivors Trust and in such capacity has the right to vote and dispose of the securities held by the Linda R. Friery Survivors Trust.
198.	Heath Sunley is the Trustee of the Heath Sunley Living Trust and in such capacity has the right to vote and dispose of the securities held by the Heath Sunley Living Trust.
199.	Lwyd Ecclestone Jr. is the trustee of the LLWYD ECCLESTONE & DIANA ECCLESTONE REV LIVING TRUST UAD 1981-01-21 and in such capacity has the right to vote and dispose of the securities held by the LLWYD ECCLESTONE & DIANA ECCLESTONE REV LIVING TRUST UAD 1981-01-21.
200.	Lonnie R. Henriksen and Kristi K. Henriksen are the Trustees of the Lonnie R. & Kristi K. Henriksen Living Trust and in such capacity have the right to vote and dispose of the securities held by the Lonnie R. & Kristi K. Henriksen Living Trust.
201.	Lou Ann Buss is the Trustee of the Lou Ann Buss Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Lou Ann Buss Revocable Trust.
202.	Louis J. Cotromanes is the Trustee of the Louis J. Cotromanes Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Louis J. Cotromanes Revocable Trust.
203.	Mick Layman is the Trustee of LRE Investments LLC and in such capacity has the right to vote and dispose of the securities held by LRE Investments LLC. The address of LRE Investments LLC is 3742 Mill Steam Drive, Hilliard OH 43026.
204.	Lynnette Thredgold is the beneficial owner and Manager of LTHREDGOLD ROTH RD LLC and in such capacity has the right to vote and dispose of the securities held by LTHREDGOLD ROTH RD LLC. The address of LTHREDGOLD ROTH RD LLC is 2569 W. Countryside Lane, West Jordan UT 84084.

205.	Clayton Kruse and Carter Kruse are the beneficial owners of the Lynlee J. Kruse Trust. Lynlee Kruse is the Trustee of the Lynlee J. Kruse Trust and in such capacity has the right to vote and dispose of the securities held by the Lynlee J. Kruse Trust.
206.	Margaret Sandra Howland is the beneficial owner of the Margaret Sandra Howland Revocable Trust. Roy L. Kaufman is the Trustee of the Margaret Sandra Howland Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Margaret Sandra Howland Revocable Trust.
207.	Margery B. Snyder is the Trustee of the Margery Belle Snyder Revocable Trust U/T/A dated February 26, 2021 and in such capacity has the right to vote and dispose of the securities held by the Margery Belle Snyder Revocable Trust U/T/A dated February 26, 2021.
208.	Marilyn Bush is the Trustee of the Bush Family Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Bush Family Revocable Trust.
209.	Marissa A. Perrico is the beneficial owner of the Marissa A Perrico Irrev. Trust. Michael A. Perrico is the Trustee of the Marissa A Perrico Irrev. Trust and in such capacity has the right to vote and dispose of the securities held by the Marissa A Perrico Irrev. Trust.
210.	Mark Anthony Smith is the Trustee of the Mark Anthony Trust and in such capacity has the right to vote and dispose of the securities held by the Mark Anthony Trust.
211.	Mark J. Babicz is the Trustee of the Mark Babicz Trust Under Donald Babicz Trust dtd 9-16-1993 and in such capacity has the right to vote and dispose of the securities held by the Mark Babicz Trust Under Donald Babicz Trust dtd 9-16-1993.
212.	Mark Bobak and Paula Bobak are the beneficial owners of the Mark Bobak Revocable Trust. Mark Bobak is the Trustee of the Mark Bobak Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Mark Bobak Revocable Trust.
213.	Mark S. Jansen is the Trustee of the Mark S. Jansen Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Mark S. Jansen Revocable Trust.
214.	Mary Ann Spinale is the beneficial owner and Trustee of the Mary Ann Spinale 2015 Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Mary Ann Spinale 2015 Revocable Trust.
215.	Mary Buksar is the Trustee of the Mary Buksar Living Trust Dated August 10, 2021 and in such capacity has the right to vote and dispose of the securities held by the Mary Buksar Living Trust Dated August 10, 2021.
216.	E. Randolph Marriner is the beneficial owner and Trustee of the Mary E. Marriner Irrevocable Trust and in such capacity has the right to vote and dispose of the securities held by the Mary E. Marriner Irrevocable Trust.
217.	Ruth E. Mason is the beneficial owner of the Mason Family Revocable Trust. John E. Mason is the Trustee of the Mason Family Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Mason Family Revocable Trust.
218.	Gary L. Schottenstein is the managing member of Mason Grand Development LLC and in such capacity has the right to vote and dispose of the securities held by Mason Grand Development LLC. The address of Mason Grand Development LLC is 2 Easton Oval, Suite 510 Columbus, Ohio 43219.

219.	Peter Renner is the beneficial owner and Managing Partner of MCI Ventures, LP and in such capacity has the right to vote and dispose of the securities held by MCI Ventures, LP. The address of MCI Ventures, LP is 8360 E Via de Viva, Scottsdale, Arizona 85258.
220.	James B. McMenamy is the Trustee of the McMenamy Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the McMenamy Revocable Trust.
221.	Peter Lamelas is the Manager of MDN Investment Partners LLC and in such capacity has the right to vote and dispose of the securities held by MDN Investment Partners LLC. The address of MDN Investment Partners LLC is 65 Spoonbill Road, Lantana FL 33462.
222.	Phuong Huynh is a beneficial owner of Media Investment, LLC. Hoa Duong is a Member of Media Investment LLC and in such capacity has the right to vote and dispose of the securities held by Media Investment LLC. The address of Media Investment LLC is 1999 Harrison St., 18th Floor, Oakland CA 94512.
223.	William McCauley is the beneficial owner and Manager of MG Downtown LLC and in such capacity has the right to vote and dispose of the securities held by MG Downtown LLC. The address of MG Downtown LLC is 777 N. Ocean Blvd., Delray Beach FL 33483.
224.	Michael C. Thompson and Hallie A. Thompson are the beneficial owners of the Michael C. Thompson and Hallie A. Thompson Revocable Trust. Michael C. Thompson is the Trustee of the Michael C. Thompson and Hallie A. Thompson Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Michael C. Thompson and Hallie A. Thompson Revocable Trust.
225.	Michael D. McCormick and Marianne McCormick are the beneficial owners and the Trustees of the Michael D. and Marianne McCormick Revocable Family Trust and in such capacity have the right to vote and dispose of the securities held by the Michael D. and Marianne McCormick Revocable Family Trust.
226.	Michael Gayhart is the Trustee of the MICHAEL DOUGLAS GAYHART & CONNIE DEAN GAYHART AB TRUST UAD 04/21/06 and in such capacity has the right to vote and dispose of the securities held by the MICHAEL DOUGLAS GAYHART & CONNIE DEAN GAYHART AB TRUST UAD 04/21/06.
227.	Michael E. Breslin is the Owner and Trustee of the Michael E. Breslin Trust and in such capacity has the right to vote and dispose of the securities held by the Michael E. Breslin Trust.
228.	Daniela E. Russell is the Trustee of the Michael K. and Daniela E. Russell Living Trust Dated 3-31-21 and any amendments thereto and in such capacity has the right to vote and dispose of the securities held by the Michael K. and Daniela E. Russell Living Trust Dated 3-31-21 and any amendments thereto.
229.	Michael R. White is the Trustee of the Michael R. White Rev. Trust of 1992 and in such capacity has the right to vote and dispose of the securities held by the Michael R. White Rev. Trust of 1992.
230.	Michael Steward McKibben, Sr. is the Trustee of the Michael Steward McKibben, Sr. Living Trust dated June 15, 2022 and in such capacity has the right to vote and dispose of the securities held by the Michael Steward McKibben, Sr. Living Trust dated June 15, 2022.

231.	Steven M. Mills and MaryJane DeMello Mills are the Trustees of the Mills Family Living Trust and in such capacity have the right to vote and dispose of the securities held by the Mills Family Living Trust.
232.	Michael and Judy Schostak are the beneficial owners of MJJ Ventures, LLC. Michael Schostak is the Sole Manager of MJJ Ventures, LLC and in such capacity has the right to vote and dispose of the securities held by MJJ Ventures, LLC. The address of MJJ Ventures, LLC is 1215 Hidden Lake Drive, Bloomfield Hills MI 48302.
233.	William G. Moseley and Daphne A. Mosely are the Trustees of the Moseley Living Trust and in such capacity have the right to vote and dispose of the securities held by the Moseley Living Trust.
234.	Leo Kayser III is the president of Moyse-Kayser LLC and in such capacity has thh right to and dispose of the securities held by Moyse-Kayser LLC. The address of Moyse-Kayser LLC is 515 Madison Ave, 31st Floor New York, NY 10022
235.	Kenneth Muller is the Trustee of the Muller Family Trust, and in such capacity has the right to vote and dispose of the securities held by the Muller Family Trust.
236.	Gloria Gebbia is the beneficial owner of Muriel Siebert & Co., LLC. Michael J. Colombino is the Chief Financial Officer of Muriel Siebert & Co., LLC and in such capacity has the right to vote and dispose of the securities held by Muriel Siebert & Co., LLC. The address of Muriel Siebert & Co., LLC is 653 Collins Ave., Miami Beach FL 33139.
237.	Peter P. Nagamani is the trustee of the Nagamani Living Trust, and in such capacity has the right to vote and dispose of the securities held by the Nagamani Living Trust.
238.	Nancy San Pedro is the beneficial owner and Grantor and Trustee of the Nancy San Pedro Trust and in such capacity has the right to vote and dispose of the securities held by the Nancy San Pedro Trust.
239.	Naples Investment Holdco LLC (“Holdco”) is a Delaware limited liability company. Heritage Investments Limited Partnership (“Heritage Investments LP”) is the sole member of Holdco. Heritage GP Limited (“Heritage GP”) is the general partner of Heritage Investments LP. Heritage Investment Holdings Limited (“Holdings Limited”) serves as the sole director of Heritage GP. GTCS Directors Limited (“GTCS Directors”) serves as the sole director of Holdings Limited and Heritage Holdings Bare Trust (“Heritage Trust”) is the sole member of Holdings Limited. GTCS Nominees Limited (“GTCS Nominee”) serves as trustee of the Heritage Trust and Sheikh Sultan bin Jassim Al-Thani is the sole beneficiary of the Heritage Trust. Each of Heritage Investments LP, Heritage GP, Holdings Limited, GTCS Directors, Heritage Trust, GTCS Nominee and Sheikh Sultan bin Jassim Al-Thani may be deemed to beneficially own the shares owned directly by Holdco. The principal business address of each of the persons and entities named in this footnote is 13a St George Street, London, United Kingdom, W1S 2FQ.
240.	Jeff Sparrow is the Manager of the Neal Dynasty Trust, and in such capacity has the right to vote and dispose of the securities held by the Neal Dynasty Trust.
241.	Nelson Lizazo and Maylin Huerta are the beneficial owners of the Nelson Lizazo Family Trust. Nelson Lizazo is the Owner of the Nelson Lizazo Family Trust and in such capacity has the right to vote and dispose of the securities held by Nelson Lizazo Family Trust.

242.	Deborah Stebenne and Thomas Riley are the beneficial owners and Members of Neptune LLC and in such capacity have the right to vote and dispose of the securities held by Neptune LLC.
243.	Karen Swedwick is the Manager of Nestovo Holdings, LLC and in such capacity has the right to vote and dispose of the securities held by Nestovo Holdings, LLC. The address of Nestovo Holdings, LLC is 112 Chatfield Cove Drive, Mooresville, NC, 28117.
244.	Rico Camerone is the beneficial owner and Principal Member of New Era Investments LLC and in such capacity has the right to vote and dispose of the securities held by New Era Investments LLC. The address of New Era Investments LLC is 28411 Northwestern Highway, Suite 970, Southfield MI 48034.
245.	Craig Lee Nolen* is the General Partner of the Nolen Partners LTD and in such capacity has the right to vote and dispose of the securities held by Nolen Partners LTD. The address of Nolen Partners LTD is 3445 Sequoia Circle, San Angelo, Texas 76904.
246.	Sharon L Coker is the beneficial owner of the Norman L & Sharon L Coker Trust. Norman L. Coker is the trustee of the Norman L & Sharon L Coker Trust and in such capacity has the right to vote and dispose of the securities held by Norman L & Sharon L Coker Trust.
247.	Charles Johnson is the beneficial owner and the president and CEO of Northern Stampings Inc. and in such capacity has the right to vote and dispose of the securities held by Northern Stampings Inc. The address of Northern Stampings Inc. is 1853 Rochester Industrial Court, Rochester Hills, MI, 48309.
248.	James Temerty is the beneficial owner and the chairman of NPHI Inc. and in such capacity has the right to vote and dispose of the securities held by NPHI Inc. The address of NPHI Inc. is 22 St Clair Ave, suite 1500, Toronto, ON, M4T 2S3, CN
249.	Robert Berger is the beneficial owner of NuView Trust Company FBO Robert D. Berger Jr #1925515. Robert Berger is the Owner of NuView Trust Company FBO Robert D. Berger Jr #1925515 and in such capacity has the right to vote and dispose of the securities held by NuView Trust Company FBO Robert D. Berger Jr. #1925515.
250.	Benjamin Van Oudenhove is the beneficial owner and the managing director of NPHI Inc. and in such capacity has the right to vote and dispose of the securities held by NPHI Inc. The address of NPHI Inc. is 22 St Clair Ave, suite 1500, Toronto, ON, M4T 2S3, CN
251.	William T. O’Donnell Jr. is the beneficial owner and Managing Director of ODE 24 LLC and in such capacity has the right to vote and dispose of the securities held by ODE 24 LLC. The address of ODE 24 LLC is 144 Green Bay Road, 2nd Floor, Winnetka, Illinois 60093.
252.	Alan J. Parkin and Glenda Eve Parkin are the trustees of the Parkin Family Trust, and in such capacity have the right to vote and dispose of the securities held by Parkin Family Trust.
253.	Richard M. Petrecca and Patricia M.C. Petrecca beneficial owners of the Petrecca Family Trust. Richard M. Petrecca is the Trustee of the Petrecca Family Trust and in such capacity has the right to vote and dispose of the securities held by Petrecca Family Trust.
254.	Patrick W Walsh & Brenda K Walsh are trustees of the PATRICK W WALSH AND BRENDA K WALSH JOINT REV TRUST UAD 2001-09-27 and in such capacity has the right to vote and dispose of the securities held by PATRICK W WALSH AND BRENDA K WALSH JOINT REV TRUST UAD 2001-09-27

255.	Paul A. Schubert is the beneficial owner of the Paul A. Schubert Irrev Trust. Gia Schubert is the Trustee of Paul A. Schubert Irrev Trust, and in such capacity has the right to vote and dispose of the securities held by Paul A. Schubert Irrev Trust.
256.	Paul E. Carrocce and Marilyn Carrocce are the beneficial owners and Trustees of the Paul E. Carrocce Revocable Grantor Trust and in such capacity have the right to vote and dispose of the securities held by Paul E. Carrocce Revocable Trust.
257.	Paul Stuart Bunch is the trustee of the Paul Stuart Bunch Living Trust Agreement, and in such capacity has the right to vote and dispose of the securities held by the Paul Stuart Bunch Living Trust Agreement.
258.	Michael Paz is the beneficial owner and the president of Paz Interiors, Inc. and in such capacity has the right to vote and dispose of the securities held by Paz Interiors, Inc. The address of Paz Interiors, Inc. is 6 West Mall Drive, Huntington, NY, 11743.
259.	Audie A.S. Embestro is the Director of Pentad Corporation and in such capacity has the right to vote and dispose of the securities held by Pentad Corporation. The address of Pentad Corporation is 360 Nueces Street #2811, Austin TX 78701.
260.	Peter De Kok is the Trustee of the Peter and Vivian De Kok Revocable Living Trust and in such capacity has the right to vote and dispose of the securities held by the Peter and Vivian De Kok Revocable Living Trust.
261.	Richard M. Petrecca and Patricia M.C. Petrecca beneficial owners of the Petrecca Family Trust. Richard M. Petrecca is the Trustee of the Petrecca Family Trust and in such capacity has the right to vote and dispose of the securities held by Petrecca Family Trust.
262.	Philip Harold Clinkscales is the beneficial owner and Trustee of the Philip Harold Clinkscales III Living Trust dtd 10/13/2020 and in such capacity has the right to vote and dispose of the securities held by the Philip Harold Clinkscales III Living Trust dtd 10/13/2020.
263.	Philip John Lyons and Virginia Lyons are the Trustees of the PHILIP LYONS & VIRGINIA LYONS TRUST, and in such capacity have the right to vote and dispose of the securities held by the PHILIP LYONS & VIRGINIA LYONS TRUST.
264.	Philip J Bechtold as the trustee of the Philip J Bechtold and Jo Anne Bechtold Living Trust and in such capacity has the right to vote and dispose of the securities held by Philip J Bechtold and Jo Anne Bechtold Living Trust.
265.	Ralph Pierce and Denise Pierce are the beneficial owners of the Pierce Family Revocable Trust. Ralph Pierce is the Owner of the Pierce Family Revocable Trust and in such capacity has the right to vote and dispose of the securities held by Pierce Family Revocable Trust.
266.	Bryan J. Richmond and Marty M. Miller are the beneficial owners of Pinedale Holding, LLC. Bryan J. Richmond is the managing member of Pinedale Holding, LLC and in such capacity has the right to vote and dispose of the securities held by Pinedale Holding, LLC. The address of Pinedale Holding, LLC is 4568 South Highland Drive, Salt Lake City, UT 84117.
267.	Patrick J. Manuel is the Trustee of the PKM Trust, and in such capacity has the right to vote and dispose of the securities held by the PKM Trust.
268.	Jack E. Heinemann is the manager of PMP Group LLC and in such capacity has the right to vote and dispose of the securities held by PMP Group LLC. The address of PMP Group LLC is 3076 Majestic Oaks Lane, Green Cove Springs, FL, 32043.
269.	Patrick R. Austin is the Trustee of the PRA Self-Dir Roth Trust and in such capacity has the right to vote and dispose of the securities held by the PRA Self-Dir Roth Trust.

270.	Walter Horzempa is the President of Prosper Financial Inc. and in such capacity has the right to vote and dispose of the securities held by Prosper Financial Inc. The address of Prosper Financial Inc. is 379 Lakehurst Road, Pemberton Township NJ 08015.
271.	Joe Penland Sr. is the beneficial owner and the owner and CEO of Quality Mat Company and in such capacity has the right to vote and dispose of the securities held by Quality Mat Company. The address of Quality Mat Company is 6550 Tram Road, Beaumont, TX, 77713.
272.	Sean Dyer is the Manager of Quincy Investment Group and in such capacity has the right to vote and dispose of the securities held by Quincy Investment Group. The address of Quincy Investment Group is 71 Gridley Street, Quincy MA 02169
273.	Robert Durr is the Grantor of the R&C Durr Trust and in such capacity has the right to vote and dispose of the securities held by the R&C Durr Trust.
274.	Heidi Rajan and Shital Rajan are the beneficial owners of the Rajan Living Trust. Heidi Rajan is the Trustee of the Rajan Living Trust and in such capacity has the right to vote and dispose of the securities held by Rajan Living Trust.
275.	Randall Keane Carollo is the beneficial owner and Trustee of the Randall K. Carollo Trust UAD 1983-06-30, and in such capacity has the right to vote and dispose of the securities held by Randall K. Carollo Trust UAD 1983-06-30.
276.	Robert Duggan is the beneficial owner and Trustee of the RD 2020 Irrevocable Trust, and in such capacity has the right to vote and dispose of the securities held by the RD 2020 Irrevocable Trust.
277.	James A. Stahr is the Trustee of the James A Stahr Living Trust dated July 14, 2003, and in such capacity has the right to vote and dispose of the securities held by the James A Stahr Living Trust dated July 14, 2003.
278.	Deborah Ann Core is the Trustee of the Revocable Living Trust of Jerry M. Core & Deborah A. Core dated October 3, 1993 and restated on March 11, 2019 and in such capacity has the right to vote and dispose of the securities held by the Revocable Living Trust of Jerry M. Core & Deborah A. Core dated October 3, 1993 and restated on March 11, 2019.
279.	Robert G. Anderson and Janie C. Anderson are the beneficial owners of the RGA Family Partners, LP. Robert G. Anderson is the managing partner of the RGA Family Partners, LP and in such capacity has the right to vote and dispose of the securities held by RGA Family Partners, LP. The address of RGA Partners LP is 800 12th Ave, Suite 100, Fort Worth, TX, 76104
280.	Elizabeth Dreisbach is the Trustee of the Richard and Elizabeth Dreisbach Revocable Trust and in such capacity has the right to vote and dispose of the securities held by Richard and Elizabeth Dreisbach Revocable Trust.
281.	Ryan N. Hoecker is the Owner of RNHJH LLC and in such capacity has the right to vote and dispose of the securities held by RNHJH LLC. The address of RNHJH LLC is 6113 South Russell Street, Tampa FL 33611.
282.	Robert E. Gray and Anabel V. Gray are the beneficial owners of the Robert E. and Anabel V. Gray Living Trust. Robert E. Gray is the Trustee of the Robert E. and Anabel V. Gray Living Trust and in such capacity has the right to vote and dispose of the securities held by the Robert E. and Anabel V. Gray Living Trust

283.	Robert Schostak is the beneficial owner, Settlor, and Trustee of the Robert I. Schostak Trust UAD 9/25/86, and in such capacity has the right to vote and dispose of the securities held by the Robert I. Schostak Trust UAD 9/25/86.
284.	Robert L. Baldwin is the Trustee of the Robert L. Baldwin Trust and in such capacity has the right to vote and dispose of the securities held by the Robert L. Baldwin Trust.
285.	Robert W. Condos and Nancy L. Condos are the Trustees of the Robert William Condos and Nancy Louise Condos 2023 Revocable Inter Vivos Trust dated 10/1/2023 and in such capacity have the right to vote and dispose of the securities held by the Robert William Condos and Nancy Louise Condos 2023 Revocable Inter Vivos Trust dated 10/1/2023.
286.	Rocco A. Perrico is the beneficial owner of Rocco A. Perrico Irrev Trust. Michael A Perrico is the Trustee of the Rocco A. Perrico Irrev Trust, and in such capacity has the right to vote and dispose of the securities held by the Rocco A. Perrico Irrev Trust.
287.	Richard A. Bernstein and Hal B. Weiss are the beneficial owners of the Rockledge Associates, LLC. Richard A. Bernstein is the managing member of the Rockledge Associates, LLC and in such capacity has the right to vote and dispose of the securities held by Rockledge Associates, LLC. The address of Rockledge Associates, LLC is 18 Rockledge Road, Rye, NY, 10580.
288.	Jay D. Rodgers is the beneficial owner, and Trustee of the Rodgers Living Trust Dated April 7, 1995, and in such capacity has the right to vote and dispose of the securities held by the Rodgers Living Trust Dated April 7, 1995.
289.	Ronald D. Parling and Sheryl K. Parling are the beneficial owners of the Ronald & Sheryl Parling Trust. Ronald D. Parling is the Trustee of the Ronald & Sheryl Parling Trust and in such capacity has the right to vote and dispose of the securities held by Ronald & Sheryl Parling Trust.
290.	Mary R. Muir is the Trustee of the Ronald G and Mary R Muir Living Trust and in such capacity has the right to vote and dispose of the securities held by Ronald G and Mary R Muir Living Trust.
291.	Douglas Ross is the general partner of the Ross Aggressive Income Fund LP and in such capacity has the right to vote and dispose of the securities held by Ross Aggressive Income Fund LP. The address of Ross Aggressive Income Fund LP is 5757 Collins Avenue, Miami Beach, FL, 33140.
292.	Peter J. Biglane is the manager of the Rosswood Capital, LLC and in such capacity has the right to vote and dispose of the securities held by Rosswood Capital, LLC. The address of Rosswood Capital, LLC is 1310 Homewood Drive, Laurel, MS, 39440.
293.	Ryan Tolsma and Miriam Joan Tolsma are the Co-Trustees of the Ryan Tolsma and Miriam Joan Tolsma Family Trust and in such capacity have the right to vote and dispose of the securities held by the Tamie Thompson Burke 2014 Revocable Trust.
294.	Stanley Weilert is the beneficial owner and CEO of the S&B Motels Inc. and in such capacity has the right to vote and dispose of the securities held by S&B Motels Inc. The address of S&B Motels Inc. is 400 N Woodlawn, Suite #205, Wichita, KS, 67208.
295.	Harold W. Furman is the Trustee of the Sally and Harold Furman Trust Dated September 24, 2012 and in such capacity has the right to vote and dispose of the securities held by the Sally and Harold Furman Trust Dated September 24, 2012.

296.	Sara Sullivan is the president of the Sandcastles Childcare and Learning Center and in such capacity has the right to vote and dispose of the securities held by Sandcastles Childcare and Learning Center. The address of Sandcastles Childcare and Learning Center is 82 Forest Avenue, Cohasset, MA, 02025.
297.	David Rikard is the manager of the Sapline II LLC and in such capacity has the right to vote and dispose of the securities held by Sapline II LLC. The address of Sapline II LLC is 14602 Main Street, Prattsville, NY, 12468
298.	David Rikard is the manager of the Sapline LLC and in such capacity has the right to vote and dispose of the securities held by Sapline LLC. The address of Sapline LLC is 14602 Main Street, Prattsville, NY, 12468
299.	Richard V. Schibler is the Trustee of the Schibler Family Recoverable Living Trust and in such capacity has the right to vote and dispose of the securities held by the Schibler Family Recoverable Living Trust.
300.	Frank J. Schimandle Jr. and Susan K Shimandle are the beneficial owners and the Trustees of the Schimandle Family Revocable Trust and in such capacity have the right to vote and dispose of the securities held by the Schimandle Family Revocable Trust.
301.	Michael S. Selby is the Trustee of the Selby Family Trust u/a/d March 21, 2001 and in such capacity has the right to vote and dispose of the securities held by the Selby Family Trust u/a/d March 21, 2001.
302.	Shelva J. Evans is the Trustee of the Shelva J. Evans Revocable Trust dated May 14, 1997 and in such capacity has the right to vote and dispose of the securities held by the Shelva J. Evans Revocable Trust dated May 14, 1997.
303.	Richard Fairbanks is the Manager of Sherwood Investment LLC and in such capacity has the right to vote and dispose of the securities held by Sherwood Investment LLC. The address of Sherwood Investment LLC is 10568 N. 5900 W., Highland UT 84003
304.	Benjamin G. Swiderski is the Trustee and CEO of the Silver Investment 2021 Trust and in such capacity has the right to vote and dispose of the securities held by the Silver Investment 2021 Trust.
305.	Jesse A. Holshouser and Allan J. Gibber are beneficial owners and Trustees of Silver Max, LLC. Larry D. Silver is the CEO of Silver Capital Advisors, Inc., the Manager of Silver Max, LLC and in such capacity has the right to vote and dispose of the securities held by Silver Max, LLC. The address of Silver Max, LLC is 1001 E. Telecom Dr., Boca Raton FL 33431.
306.	Donald E. Sims and Dorothy Kurzwell Sims are the beneficial owners and the Trustees of the Sims Living Trust and in such capacity have the right to vote and dispose of the securities held by Sims Living Trust.
307.	Shahriar Ahmed is the managing director of Smithfield General Trading PTE LTD and in such right to and dispose of the securities held by Smithfield General Trading PTE LTD. The address of Smithfield General Trading PTE LTD is 80 Robinson Road, Singapore 068898, Republic Of Singapore.
308.	Jeffrey Johnston is the Executive Vice President and Treasurer of Sormir Petroleum Corporation and in such capacity has the right to vote and dispose of the securities held by Sormir Petroleum Corporation. The address of Sormir Petroleum Corporation is 790 Bradley Pkwy, Blauvelt, NY, 10913.
309.	Katherine P. Bentley is the beneficial owner of Spider Investments, LLC. Theodore C. Bentley is the Manager of Spider Investments, LLC and in such capacity has the right to vote and dispose of the securities held by Spider Investments, LLC. The address of Spider Investments, LLC is 16420 SE McGillivray Blvd., Suite 103-195, Vancouver WA 98683.

310.	Patrick Orlando is the Manager of Sprinter LLC and in such capacity has the right to vote and dispose of the securities held by Sprinter LLC. The address of Sprinter LLC is 6001 SW 70th Ave., CU-106, Miami FL 33142.
311.	Damon D. Testaverde is the Chairman of St. Joseph By-The-Sea H.S. and in such capacity has the right to vote and dispose of the securities held by St. Joseph By-The-Sea H.S. The address of St. Joseph By-The-Sea H.S. is 5150 Hylan Blvd., Staten Island NY 10312
312.	Stephen D. Raich is the beneficial owner and Trustee of the Stephen D. Raich 2002 Trust, and in such capacity has the right to vote and dispose of the securities held by the Stephen D. Raich 2002 Trust.
313.	Steven Baron is the beneficial owner and Trustee of the Steven Baron Revocable Trust, and in such capacity has the right to vote and dispose of the securities held by the Steven Baron Revocable Trust.
314.	Steven Sprung is the beneficial owner of the Steven Sprung 2019 Family Trust. Steven Sprung is the Trustee of the Steven Sprung 2019 Family Trust and in such capacity has the right to vote and dispose of the securities held by the Steven Sprung 2019 Family Trust.
315.	Sudabathula Raja Rao is the Trustee of the Sudabathula Rajaramamohana Rao Trust Dated Jan 10, 23, and in such capacity has the right to vote and dispose of the securities held by the Sudabathula Rajaramamohana Rao Trust Dated Jan 10, 23.
316.	Susan Kalfen is the beneficial owner and Trustee of the Susan Kalfen Family Revocable Trust, and in such capacity has the right to vote and dispose of the securities held by the Susan Kalfen Family Revocable Trust.
317.	Ralph Abercia is the President of Sylvian Enterprises, Inc. and in such capacity has the right to vote and dispose of the securities held by Sylvian Enterprises, Inc. The address of Sylvian Enterprises, Inc. is 3400 Bissonnet Street, Suite 101, Houston TX 77005
318.	Tamie Thompson Burke is the Trustee of the Tamie Thompson Burke 2014 Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Tamie Thompson Burke 2014 Revocable Trust.
319.	Richard T. Cardona is the President and Owner of TC Technical Solutions LLC and in such capacity has the right to vote and dispose of the securities held by TC Technical Solutions LLC. The address of TC Technical Solutions LLC is 4728 Rhapsody Drive, Oak Park, CA, 91377.
320.	Chris M. Pappas is the Manager of Telligent Holdings, LLC and in such capacity has the right to vote and dispose of the securities held by Telligent Holdings, LLC. The address of Telligent Holdings, LLC is 2273 Research Boulevard, Suite 500, Rockville, MD, 20850
321.	Nathaniel Kramer is the trustee of the Terry Allen Kramer 2012 Revocable Trust, and in such capacity has the right to vote and dispose of the securities held by the Terry Allen Kramer 2012 Revocable Trust.
322.	Terry L Pridemore is the Trustee of the Terry L. Pridemore and Sandra K. Pridemore Living Revocable Trust Agreement dated July 23, 2004, and in such capacity has the right to vote and dispose of the securities held by the Terry L. Pridemore and Sandra K. Pridemore Living Revocable Trust Agreement dated July 23, 2004.

323.	Janna Shamay and Gershon Shamay are the beneficial owners of The 2002 Shamay Family Revocable Living Trust. Gershon Shamay is the Trustee of The 2002 Shamay Family Revocable Living Trust and in such capacity has the right to vote and dispose of the securities held by The 2002 Shamay Family Revocable Living Trust.
324.	Howard Aldag and Tatjana Aldag are the beneficial owners and the Trustees of The Aldag Family Trust and in such capacity have the right to vote and dispose of the securities held by The Aldag Family Trust.
325.	Robert Glen Bartlett is the Trustee of The Amended and Restated Bartlett Family Trust and in such capacity has the right to vote and dispose of the securities held by The Amended and Restated Bartlett Family Trust.
326.	John Alan Appelgren and Tracy Alison Fong are the Trustees of The Appelgren-Fong 2008 Revocable Trust (restated 12/20/22) and in such capacity have the right to vote and dispose of the securities held by The Appelgren-Fong 2008 Revocable Trust (restated 12/20/22).
327.	Barbara L. Neff is the Owner and Trustee of The Barbara L. Neff Revokable Trust, dated November 2, 2015 and in such capacity has the right to vote and dispose of the securities held by The Barbara L. Neff Revokable Trust, dated November 2, 2015.
328.	Carole Ann Klove is the Trustee of The Carole Ann Klove Family Trust and in such capacity has the right to vote and dispose of the securities held by The Carole Ann Klove Family Trust.
329.	Frank Ciano and Sandy Ciano are the beneficial owners of the Ciano Family Trust. Frank Ciano is the Trustee of The Ciano Family Trust and in such capacity has the right to vote and dispose of the securities held by The Ciano Family Trust.
330.	Claudia Avakian Krikorian is the Trustee of The Claudia A. Krkorian Trust DTD 06/29/01 and in such capacity has the right to vote and dispose of the securities held by The Claudia A. Krkorian Trust DTD 06/29/01.
331.	Daisy Mallari is the Trustee and Grantor of The Daisy A. Mallari Living Trust and in such capacity has the right to vote and dispose of the securities held by The Daisy A. Mallari Living Trust.
332.	Dale C. Bottom is the Trustee of The Dale C. Bottom & Elaine McAuliffe Revocable Living Trust, Dated May 8, 2018 and in such capacity has the right to vote and dispose of the securities held by The Dale C. Bottom & Elaine McAuliffe Revocable Living Trust, Dated May 8, 2018.
333.	David J. Elsner and Marguerite Detwiler-Elsner are the beneficial owners and the Trustees of The David Elsner and Marguerite Detwiler-Elsner Living Trust and in such capacity have the right to vote and dispose of the securities held by The David Elsner and Marguerite Detwiler-Elsner Living Trust
334.	David G. Behenna is the Trustee of The David G. Behenna Trust dtd 5/11/90 and in such capacity has the right to vote and dispose of the securities held by The David G. Behenna Trust dtd 5/11/90.
335.	James John Davis is the Trustee of The Davis Family Living Trust dated July 18, 2011, as amended and in such capacity has the right to vote and dispose of the securities held by The Davis Family Living Trust dated July 18, 2011, as amended.

336.	Jane Bond is the beneficial owner of The Dick and Jane Bond 2019 Revocable Trust. Richard Allen Bond is the Trustee of The Dick and Jane Bond 2019 Revocable Trust and in such capacity has the right to vote and dispose of the securities held by The Dick and Jane Bond 2019 Revocable Trust.
337.	Benjamin W Dyer IV and Susan C Dyer are the beneficial owners of The Dyer Family Trust. Benjamin W Dyer IV is the Trustee of The Dyer Family Trust and in such capacity has the right to vote and dispose of the securities held by The Dyer Family Trust.
338.	Susan M. Boyers is the Trustee of The Edward L. Boyers and Susan M. Boyers Revocable Living Trust Dated February 7, 2020 and in such capacity has the right to vote and dispose of the securities held by The Edward L. Boyers and Susan M. Boyers Revocable Living Trust Dated February 7, 2020.
339.	Matthew O’Buck is the beneficial owner of the The Entrust Group Inc. FBO Matthew O’Buck IRA 7230008355 account. Matthew O’Buck i is the authorized signatory of The Entrust Group Inc. FBO Matthew O’Buck IRA 7230008355 account and in such capacity has the right to vote and dispose of the securities held by The Entrust Group Inc. FBO Matthew O’Buck IRA 7230008355.
340.	Frank Alexandre Benzaria is the Owner of The Frank A. Benzaria Living Trust and in such capacity has the right to vote and dispose of the securities held by The Frank A. Benzaria Living Trust.
341.	Bea Clapp is the Trustee of The G7 Trust and in such capacity has the right to vote and dispose of the securities held by The G7 Trust.
342.	Geoffrey Seaman is the beneficial owner and Trustee of The Geoffrey Seaman Revocable Trust – 2019 Dtd 3/13/2019and in such capacity has the right to vote and dispose of the securities held by The Geoffrey Seaman Revocable Trust – 2019 Dtd 3/13/2019.
343.	Jay Hardy is the beneficial owner of The Hardy Family Trust and in such capacity has the right to vote and dispose of the securities held by The Hardy Family Trust.
344.	Identified as off-platform investor; cannot find in folders
345.	Jill W. Turner is the Trustee of The Jill W. Turner Living Trust U/A DTD 04/08/2016 and in such capacity has the right to vote and dispose of the securities held by The Jill W. Turner Living Trust U/A DTD 04/08/2016.
346.	John Lee and Carol Mei Lee are the Trustees of The John and Carol Lee Family Trust dated March 21, 2021 and in such capacity have the right to vote and dispose of the securities held by The John and Carol Lee Family Trust dated March 21, 2021.
347.	Karen Ann Steighner is the Trustee of The Karen Ann Steighner Living Trust and in such capacity has the right to vote and dispose of the securities held by The Karen Ann Steighner Living Trust.
348.	Kenneth Gold is the beneficial owner and Trustee of The Kenneth O. Gold Revocable Living Trust and in such capacity has the right to vote and dispose of the securities held by The Kenneth O. Gold Revocable Living Trust.
349.	Lucia Zamorano is the Trustee of The Lucia Zamorano Receivable Trust dated January 21, 1991 and in such capacity has the right to vote and dispose of the securities held by The Lucia Zamorano Receivable Trust dated January 21, 1991.
350.	Marjorie Lee Smith is the Trustee of The Marjorie L. Smith 2000 Trust and in such capacity has the right to vote and dispose of the securities held by The Marjorie L. Smith 2000 Trust.

351.	Jack Mercica and Frances Mercica are the beneficial owners of The Mercica Family Trust. Jack Mercica is the Trustee of The Mercica Family Trust and in such capacity has the right to vote and dispose of the securities held by The Mercica Family Trust
352.	Diane Meyer is the beneficial owner of The Meyer Family Trust. Richard Brian Meyer is the Trustee of The Meyer Family Trust and in such capacity has the right to vote and dispose of the securities held by The Meyer Family Trust.
353.	Nicholas Carso III is the Grantor and Trustee of The Nicholas Carso III Revocable Trust dated January 17, 2025 and in such capacity has the right to vote and dispose of the securities held by The Nicholas Carso III Revocable Trust dated January 17, 2025.
354.	David Odland is the trustor of The Odland Family Revocable Trust and in such capacity has the right to vote and dispose of the securities held by The Odland Family Revocable Trust.
355.	David H. Ogden is the Trustee of The Ogden Family Trust and in such capacity has the right to vote and dispose of the securities held by The Ogden Family Trust.
356.	Gordon Keith Olson is the Trustee of The Olson Family Trust and in such capacity has the right to vote and dispose of the securities held by The Olson Family Trust.
357.	Peter Buell is the President and Chief Executive Officer of The Peter Buell Company Inc. and in such capacity has the right to vote and dispose of the securities held by The Peter Buell Company Inc. The address of The Peter Buell Company Inc. is 5340 Alpha Road, Dallas TX 75240.
358.	Dean Howard Reese and Dran Beth-Marie Reese are the beneficial owners of The Reese Family Trust. Dean Reese is the Trustee of The Reese Family Trust and in such capacity has the right to vote and dispose of the securities held by The Reese Family Trust.
359.	Roger Larrison is the Trustee of The Romaja Trust and in such capacity has the right to vote and dispose of the securities held by The Romaja Trust.
360.	Sarah E. Ducharme is the Trustee of The Sarah E Ducharme Living Trust and in such capacity has the right to vote and dispose of the securities held by The Sarah E. Ducharme Living Trust.
361.	Saul A. Halle and Claudia S. Halle are the Co-Trustees of The Saul and Claudia Halle Family Trust and in such capacity have the right to vote and dispose of the securities held by The Saul and Claudia Halle Family Trust.
362.	Norman Robert Ross is the Trustee of The Seventh Avenue Revocable Trust and in such capacity has the right to vote and dispose of the securities held by The Seventh Avenue Revocable Trust.
363.	James Eric Smith is the Trustor of The Smith/Moore Family Trust and in such capacity has the right to vote and dispose of the securities held by The Smith/Moore Family Trust.
364.	Bruce R. Beetz and Christie L. Beetz are the beneficial owners and the Trustees of The Trust of Bruce Robert Beetz and Christie Lynn Beetz and in such capacity have the right to vote and dispose of the securities held by The Trust of Bruce Robert Beetz and Christie Lynn Beetz.
365.	Paige Panzarello is the Managing Trustee of The Tryllion Group and in such capacity has the right to vote and dispose of the securities held by The Tryllion Group. The address of The Tryllion Group is 1230-5 Madera Road #114, Simi Valley CA 93065.
366.	Gunther Alberto Rincon-Veracoechea is the trustee of the Tumbling Owl Revocable Living Trust and in such capacity has the right to vote and dispose of the securities held by the Tumbling Owl Revocable Living Trust.

367.	Victor Joseph Albertazzi is the Trustee of The Victor & Mary Albertetazzi Revised TR DTD 11/13/91 and in such capacity has the right to vote and dispose of the securities held by The Victor & Mary Albertetazzi Revised TR DTD 11/13/91.
368.	William H. Gray is the beneficial owner and General Partner of The William and Maria Gray Family Partnership, Ltd. and in such capacity has the right to vote and dispose of the securities held by The William and Maria Gray Family Partnership, Ltd.. The address of The William and Maria Gray Family Partnership, Ltd. is c/o William H. Gray, 516 Potato Flats, Bandera TX 78003.
369.	Calvin Wood is the Trustee of The Wood Family Trust and in such capacity has the right to vote and dispose of the securities held by The Wood Family Trust.
370.	Theodore C. Bentley and Katherine P. Bentley are the beneficial owners of the Theodore C. and Katherine P. Bentley Joint Revocable Trust. Theodore C. Bentley is the Trustee of the Theodore C. and Katherine P. Bentley Joint Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Theodore C. and Katherine P. Bentley Joint Revocable Trust.
371.	Brian Thereault Sr. and Janis Thereault are the beneficial owners of the Trustee of the Thereault Family Trust II. Brian Thereault Sr. is the Executive Trustee of the Thereault Family Trust II and in such capacity has the right to vote and dispose of the securities held by the Thereault Family Trust II.
372.	Thomas A. Calridge is the Trustee of the Thomas A. Claridge Living Trust and in such capacity has the right to vote and dispose of the securities held by the Thomas A. Claridge Living Trust.
373.	Thomas Grant is the president of Thomas A Grant, Inc. and in such capacity has the right to vote and dispose of the securities held by Thomas A. Grant, Inc. The address of Thomas A. Grant, Inc. is 10825 Club Point Drive, Fishers, IN, 46037.
374.	Thomas P. Landolf is the Trustee of the Thomas P. Landolf Separate Property Trust and in such capacity has the right to vote and dispose of the securities held by the Thomas P. Landolf Separate Property Trust.
375.	Travis Nolte and Tina Nolte are the beneficial owners of the Travis and Tina Nolte Living Trust. Travis Nolte is the Trustee of the Travis and Tina Nolte Living Trust and in such capacity has the right to vote and dispose of the securities held by the Travis and Tina Nolte Living Trust.
376.	Todd Levine is the Managing Member of Truce Holdings LLC and in such capacity has the right to vote and dispose of the securities held by Truce Holdings LLC. The address of Truce Holdings LLC is 9045 LaFontana Blvd., Suite 111, Boca Raton FL 33434.
377.	Thomas William Aylesworth is the Manager of TWA Holdings, LLC and in such capacity has the right to vote and dispose of the securities held by TWA Holdings LLC. The address of TWA Holdings LLC is 31 North Pleasant Drive, Defuniak Springs FL 32435.
378.	Daniel J. Coyle is the President of Universal Stripping & Finish Shop Inc. and in such capacity has the right to vote and dispose of the securities held by Universal Stripping & Finish Shop Inc. The address of Universal Stripping & Finish Shop Inc. is c/o Second Chance, 600 Tracy Rd., New Whiteland IN 46184.
379.	Vanessa M. Schubert is the beneficial owner of the Vanessa M. Schubert Irrev Trust. Gia M. Schubert is the Trustee of the Vanessa M. Schubert Irrev Trust and in such capacity has the right to vote and dispose of the securities held by the Vanessa M. Schubert Irrev Trust.

380.	Thomas D. Vann is the Registered Investment Advisor of Vann Investments LLC and in such capacity has the right to vote and dispose of the securities held by Vann Investments LLC. The address of Vann Investments LLC is 1509 East Wheeler Street, Breckenridge TX 76424.
381.	Vickie L. Gannon and Michael A. Gannon are the beneficial owners of the Vickie L. Gannon Revocable Trust. Vickie L. Gannon is the Trustee of the Vickie L. Gannon Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the Vickie L. Gannon Revocable Trust.
382.	Daniel Joseph Vondrachek is the signatory of the Vondrachek Family LLLP and in such capacity has the right to vote and dispose of the securities held by the Vondrachek Family LLLP. The address of Vondrachek Family LLLP is 117 Fairway Court, Bismarck ND 58501.
383.	William P. Batiste and Virginia E. Batiste are the Trustees of the W. and V. Batiste Trust and in such capacity have the right to vote and dispose of the securities held by the W. and V. Batiste Trust.
384.	Joseph Porrello is the Manager of Waldina Holdings, LLC and in such capacity has the right to vote and dispose of the securities held by Waldina Holdings, LLC. The address of Waldina Holdings, LLC is 8980 SW 117th St., Miami FL 33176
385.	Dennis Letendre is the Member of Wal-Lee Enterprises LLC and in such capacity has the right to vote and dispose of the securities held by Wal-Lee Enterprises LLC. The address of Wal-Lee Enterprises LLC is 1135 Terminal Way, Suite 209, Reno NV 89502.
386.	Michael F. Walsh is the beneficial owner and Trustee of the Walshware 401K Plan Trust - Michael F Walsh Trustee account and in such capacity has the right to vote and dispose of the securities held by the Walshware 401K Plan Trust - Michael F Walsh Trustee account.
387.	Annette Raynor and Mario Romano are the beneficial owners of Wealth Engineering LLC. Mario Romano is the CEO and Managing Member of Wealth Engineering LLC and in such capacity has the right to vote and dispose of the securities held by Wealth Engineering LLC. The address of Wealth Engineering LLC is 234 Industrial Way West, Suite A202, Eatontown NJ 07724.
388.	Wilhelmus M. P. van den Hurk is the Trustee of the Wilhelmus M. P. van den Hurk Revocable Trust and in such capacity have the right to vote and dispose of the securities held by the Wilhelmus M. P. van den Hurk Revocable Trust.
389.	William Carl Hoeffner is the Trustee of the William C. Hoeffner and Evelyn M. Hoeffner Revocable Trust and in such capacity has the right to vote and dispose of the securities held by the William C. Hoeffner and Evelyn M. Hoeffner Revocable Trust.
390.	William E. Conboy is the Trustee of the William E. Conboy Trust and in such capacity has the right to vote and dispose of the securities held by the William E. Conboy Trust.
391.	William R. Gentle is the Trustee of the William R. Gentle Living Trust and in such capacity has the right to vote and dispose of the securities held by the William R. Gentle Living Trust.
392.	Richard O. Binkowski, Cynthia J. Binkowski, and Christy L. Lambert are the beneficial owners of the Wilson Smith Revocable Living Trust of April 8, 2003. Richard O. Binkowski is the Co-Trustee of the Wilson Smith Revocable Living Trust of April 8, 2003 and in such capacity has the right to vote and dispose of the securities held by the Wilson Smith Revocable Living Trust of April 8, 2003.
393.	Michael Franz Witteried is the Trustee of the Witteried Family Trust and in such capacity has the right to vote and dispose of the securities held by the Witteried Family Trust.
394.	William R. Ackerman is the Trustees of the WR Assets Trust and in such capacity has the right to vote and dispose of the securities held by the WR Assets Trust.
395.	Frieda Bilu Kuperman is the Manager of WY Total Holding, LLC and in such capacity has the right to vote and dispose of the securities held by WY Total Holding, LLC. The address of WY Total Holding, LLC is 1510 Fenton Drive, Delray Beach FL 33445.
396.	Mark Angelo and Matt Beckman are the beneficial owners of YA II PN, LTD. Matt Beckman is the Director of YA II PN, LTD and in such capacity has the right to vote and dispose of the securities held by YA II PN, LTD. The address of YA II PN, LTD is 1012 Springfield Avenue, Mountainside NJ 07092.
397.	Represents Warrants to purchase up to 243,000 shares of Class B Common Stock.
398.	Represents Warrants to purchase up to 195,000 shares of Class B Common Stock.
399.	Represents Warrants to purchase up to 162,000 shares of Class B Common Stock.
400.	Represents 39,239,297 shares of Class A Common Stock beneficially owned by Christopher Ruddy and held by the Christopher Ruddy Revocable Trust dated October 12, 2007 (the “Trust”). Each share of Class A Common Stock is convertible into one fully paid and nonassessable share of Class B Common Stock at the option of Mr. Ruddy at any time upon written notice to the Company. Mr. Ruddy is the trustee of the Trust and is deemed to beneficially own the shares of Class A Common Stock owned by the Trust and has sole voting and dispositive powers over its shares. The business address of the Trust is 750 Park of Commerce Drive, Suite 100, Boca Raton, Florida 33487.

USE OF PROCEEDS

We will not receive any of the proceeds from the sale by the Selling Stockholders of the Class B Common Stock. However, we will receive proceeds from the exercise of the Warrants by the Selling Stockholders to the extent they are exercised for cash. We estimate that the maximum proceeds that we may receive from the exercise of the Warrants, assuming all the Warrants are exercised at their exercise price of $12.50, will be $7,500,000. We do not know, however, whether any of the Warrants will be exercised or, if any of the Warrants are exercised, when they will be exercised. It is possible that the Warrants will expire and never be exercised. There are circumstances under which the Warrants may be exercised on a cashless basis. In these circumstances, even if the Warrants are exercised, we may not receive any proceeds, or the proceeds that we do receive may be significantly less than what we might expect. We intend to use the aggregate net proceeds from the exercise of the Warrants for general corporate purposes, including working capital. The actual allocation of proceeds realized from the exercise of these Warrants will depend upon the amount and timing of such exercises, our operating revenues and cash position at such time and our working capital requirements. The Selling Stockholders will pay any expenses incurred by the Selling Stockholders for brokerage, accounting, tax or legal services or any other expenses incurred by the Selling Stockholders in disposing of its shares of Common Stock. We will bear all other costs, fees and expenses incurred in effecting the registration of the shares covered by this prospectus, including, without limitation, all registration fees and fees and expenses of our counsel and our accountants.

PLAN OF DISTRIBUTION

We are required to pay all fees and expenses incident to the registration of the Class B Common Stock to be offered and sold pursuant to this prospectus. The Selling Stockholders will bear all commissions and discounts, if any, attributable to their sale of Class B Common Stock. We will not receive any of the proceeds from the sale of the Class B Common Stock by the Selling Stockholders.

The shares of Class B Common Stock beneficially owned by the Selling Stockholders covered by this prospectus may be offered and sold from time to time by the Selling Stockholders. The Selling Stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise, at prices and under terms then prevailing or at prices related to the then current market price or in negotiated transactions. The Selling Stockholders may sell their shares of Class B Common Stock by one or more of, or a combination of, the following methods:

●	purchases by a broker-dealer as principal and resale by such broker-dealer for its own account pursuant to this prospectus;

●	ordinary brokerage transactions and transactions in which the broker solicits purchasers;

●	block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	an over-the-counter distribution in accordance with the rules of NYSE;

●	through trading plans entered into by a Selling Stockholder pursuant to Rule 10b5-1 under the Exchange Act, that are in place at the time of an offering pursuant to this prospectus and any applicable prospectus supplement hereto that provide for periodic sales of their securities on the basis of parameters described in such trading plans;

●	short sales;

●	distribution to employees, members, limited partners or stockholders of a Selling Stockholder;

●	through the writing or settlement of options or other hedging transaction, whether through an options exchange or otherwise;

●	by pledge to secured debts and other obligations;

●	delayed delivery arrangements;

●	to or through underwriters or broker-dealers;

●	in “at the market” offerings, as defined in Rule 415 under the Securities Act, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices, including sales made directly on a national securities exchange or sales made through a market maker other than on an exchange or other similar offerings through sales agents;

●	in privately negotiated transactions;

●	in options transactions;

●	through a combination of any of the above methods of sale; or

●	any other method permitted pursuant to applicable law.

In addition, any securities that qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus. To the extent required, this prospectus may be amended and/or supplemented from time to time to describe a specific plan of distribution.

A Selling Stockholder that is an entity may elect to make an in-kind distribution of shares of Class B Common Stock to its members, partners, stockholders or other equityholders pursuant to the registration statement of which this prospectus forms a part by delivering a prospectus. To the extent that such members, partners, stockholders or other equityholders are not affiliates of ours, such members, partners, stockholders or other equityholders would thereby receive freely tradable shares of Class B Common Stock pursuant to a distribution pursuant to the registration statement of which this prospectus forms a part.

In connection with distributions of the securities or otherwise, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of shares of Class B Common Stock in the course of hedging transactions, and broker-dealers or other financial institutions may engage in short sales of shares of Class B Common Stock in the course of hedging the positions they assume with Selling Stockholders. The Selling Stockholders may also sell shares of Class B Common Stock short and redeliver the securities to close out such short positions. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The Selling Stockholders may also pledge securities to a broker-dealer or other financial institution, and, upon a default, such broker-dealer or other financial institution may effect sales of the pledged securities pursuant to this prospectus (as supplemented or amended to reflect such transaction).

In effecting sales, broker-dealers or agents engaged by the Selling Stockholders may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the Selling Stockholders in amounts to be negotiated immediately prior to the sale.

A Selling Stockholder may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by any Selling Stockholder or borrowed from any Selling Stockholder or others to settle those sales or to close out any related open borrowings of stock and may use securities received from any Selling Stockholder in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and will be identified in the applicable prospectus supplement (or a post-effective amendment). In addition, any Selling Stockholder may otherwise loan or pledge securities to a financial institution or other third party that in turn may sell the securities short using this prospectus. Such financial institution or other third party may transfer its economic short position to investors in our securities or in connection with a concurrent offering of other securities.

In offering the securities covered by this prospectus, the Selling Stockholders and any broker-dealers who execute sales for the Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. Any profits realized by the Selling Stockholders and the compensation of any broker-dealer may be deemed to be underwriting discounts and commissions.

In order to comply with the securities laws of certain states, if applicable, the securities must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

We have advised the Selling Stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of securities in the market and to the activities of the Selling Stockholders and their affiliates. In addition, we will make copies of this prospectus available to the Selling Stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.

The Selling Stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the securities against certain liabilities, including liabilities arising under the Securities Act.

At the time a particular offer of securities is made, if required, a prospectus supplement will be distributed that will set forth the number of securities being offered and the terms of the offering, including the name of any underwriter, dealer or agent, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation, any discount, commission or concession allowed or reallowed or paid to any dealer, and the proposed selling price to the public.

Certain agents, underwriters and dealers, and their associates and affiliates, may be customers of, have borrowing relationships with, engage in other transactions with, or perform services, including investment banking services, for us or one or more of our respective affiliates and/or the Selling Stockholders or one or more of its respective affiliates in the ordinary course of business for which they receive compensation.

If at the time of any offering made under this prospectus a member of FINRA participating in the offering has a “conflict of interest” as defined in FINRA Rule 5121 (“Rule 5121”), that offering will be conducted in accordance with the relevant provisions of Rule 5121.

DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITY

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

LEGAL MATTERS

Becker & Poliakoff, P.A., Fort Lauderdale, Florida, will pass upon the validity of the shares of our Class B Common Stock offered hereby.

EXPERTS

The consolidated financial statements of Newsmax Inc. as of December 31, 2024 and 2023 and for the years then ended incorporated by reference herein, have been so incorporated in reliance on the report of BDO USA, P.C., an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

WHERE YOU CAN FIND MORE INFORMATION

We have filed with the SEC a registration statement on Form S-1 under the Securities Act with respect to the securities offered by this prospectus. This prospectus, which constitutes a part of the registration statement, does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and our securities, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document is not necessarily complete. If a contract or document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement is this prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit. We are subject to the informational requirements of the Exchange Act and in accordance therewith file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy statements and other information about issuers, like us, that file electronically with the SEC. The address of that website is www.sec.gov. The registration statement and the documents referred to herein are also available on our website, Newsmax.com. We have not incorporated by reference into this prospectus the information on our website, and you should not consider it to be a part of this prospectus.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE.

The SEC allows us to “incorporate by reference” into this prospectus the information in documents we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. Any statement contained in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in or omitted from this prospectus or any accompanying prospectus supplement, or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

We incorporate by reference the documents listed below and any future documents that we file with the SEC (excluding any portion of such documents that are furnished and not filed with the SEC) under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (1) on and after the date of the initial filing of the registration statement of which this prospectus is a part prior to the effectiveness of the registration statement, (2) prior to the effectiveness of the registration statement of which this prospectus is a part, and (3) after the date of effectiveness of this prospectus until the offering of the underlying securities is terminated; provided, however, we are not incorporating by reference any information furnished (but not filed) under Item 2.02 or Item 7.01 of any Current Report on Form 8-K:

●	The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 31, 2025, as amended by the Form 10-K/A filed with the SEC on April 2, 2025;

●	The Company’s Current Reports on Form 8-K filed with the SEC on March 28, 2025 and April 7, 2025;

●	The description of the Company’s common stock contained in its Registration Statement on Form 8-A (File No. 001-42575) filed with the SEC on March 28, 2025, under Section 12(b) of the Exchange Act, including any amendments or reports filed for the purpose of updating such description; and

●	All other reports and documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than Current Reports furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits furnished on such form that relate to such items) subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered hereby have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing such reports and documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not constitute a part of this Registration Statement, except as so modified or superseded.

Upon written or oral request, we will provide without charge to each person, including any beneficial owner, to whom a copy of the prospectus is delivered a copy of the documents incorporated by reference in this prospectus (other than exhibits to such documents unless such exhibits are specifically incorporated by reference in this prospectus). You may request a copy of these filings, at no cost, by writing or telephoning us at the following address: Newsmax Inc., 750 Park of Commerce Drive, Suite 100, Boca Raton, Florida 33487. You may also access these documents on our website at IR.Newsmax.com.

Information on our website, including subsections, pages, or other subdivisions of our website, or any website linked to by content on our website, is not part of this prospectus and you should not rely on that information unless that information is also in this prospectus or incorporated by reference in this prospectus.

NEWSMAX INC.

Up to 121,282,452 Shares of Class B Common Stock

PRELIMINARY PROSPECTUS

, 2025

Part II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution.

We estimate that expenses in connection with the distribution described in this registration statement (other than brokerage commissions, discounts or other expenses relating to the sale of the shares of Class B Common Stock being offered in this offering) will be as set forth below. We will pay all of the expenses with respect to the distribution, and such amounts, with the exception of the SEC registration fee, are estimates.

SEC expenses	$423,706
Legal fees and expenses	$75,000
Accounting fees and expenses	$25,000
Miscellaneous expenses	$25,000
Total offering expenses	$548,706

Item 14. Indemnification of Directors and Officers

Under Section 607.0831 of the Florida Business Corporation Act, as amended (the “FBCA”), a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision to take or not to take action, or any failure to take any action unless (1) the director breached or failed to perform his or her duties as a director and (2) the director’s breach of, or failure to perform, those duties constitutes any of the following: (a) a violation of the criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (b) a circumstance under which the transaction at issue is one from which the director derived an improper personal benefit, either directly or indirectly; (c) a circumstance under which the liability provisions of Section 607.0834 of the FBCA are applicable (relating to liability for unlawful distributions); (d) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the corporation, or willful or intentional misconduct; or (e) in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

Under Section 607.0851 of the FBCA, except as otherwise provided in Section 607.0859 (as described below), and not in limitation of indemnification allowed under Section 607.0858 of the FBCA (regarding variation by corporate action), a corporation may indemnify an individual who is a party to any proceeding because the individual is or was a director or officer of the corporation against liability incurred in the proceeding if (a) the director or officer acted in good faith; (b) the director or officer acted in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation; and (c) in the case of any criminal proceeding, the director or officer had no reasonable cause to believe his or her conduct was unlawful. The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the director or officer did not meet the relevant standard of conduct described in this section of the FBCA. Unless ordered by a court, a corporation may not indemnify a director or an officer in connection with a proceeding by or in the right of the corporation except for expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, where such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation.

For purposes of the indemnification provisions of the FBCA, “director” or “officer” means an individual who is or was a director or officer, respectively, of a corporation or who, while a director or officer of the corporation, is or was serving at the corporation’s request as a director or officer, manager, partner, trustee, employee, or agent of another domestic or foreign corporation, limited liability company, partnership, joint venture, trust, employee benefit plan, or another enterprise or entity and the terms include, unless the context otherwise requires, the estate, heirs, executors, administrators, and personal representatives of a director or officer.

Section 607.0852 of the FBCA provides that a corporation must indemnify an individual who is or was a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because he or she is or was a director or officer of the corporation against expenses incurred by the individual in connection with the proceeding.

Section 607.0853 of the FBCA provides that a corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse expenses incurred in connection with the proceeding by an individual who is a party to the proceeding because that individual is or was a director or an officer if the director or officer delivers to the corporation a signed written undertaking of the director or officer to repay any funds advanced if (a) the director or officer is not entitled to mandatory indemnification under Section 607.0852; and (b) it is ultimately determined under Section 607.0854 or Section 607.0855 (as described below) that the director or officer has not met the relevant standard of conduct described in Section 607.0851 or the director or officer is not entitled to indemnification under Section 607.0859 (as described below).

Section 607.0854 of the FBCA provides that, unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board of directors or of the shareholders in the specific case, a director or officer of the corporation who is a party to a proceeding because he or she is or was a director or officer may apply for indemnification or an advance for expenses, or both, to a court having jurisdiction over the corporation which is conducting the proceeding, or to a circuit court of competent jurisdiction. Our articles of incorporation do not provide any such exclusion. After receipt of an application and after giving any notice it considers necessary, the court may order indemnification or advancement of expenses upon certain determinations of the court.

Section 607.0855 of the FBCA provides that, unless ordered by a court under Section 607.0854, a corporation may not indemnify a director or officer under Section 607.0851 unless authorized for a specific proceeding after a determination has been made that indemnification is permissible because the director or officer has met the relevant standard of conduct set forth in Section 607.0851.

Section 607.0857 of the FBCA provides that a corporation has the power to purchase and maintain insurance on behalf of and for the benefit of an individual who is entitled to indemnification as set forth therein, whether or not the corporation would have the power to indemnify or advance expenses to the individual against the same liability under the FBCA, and Section 607.0858 of the FBCA provides that the indemnification provided pursuant to Section 607.0851 and Section 607.0852, and the advancement of expenses provided pursuant to Section 607.0853 are not exclusive. A corporation may, by a provision in its articles of incorporation, bylaws or any agreement, or by vote of shareholders or disinterested directors, or otherwise, obligate itself in advance of the act or omission giving rise to a proceeding to provide any other or further indemnification or advancement of expenses to any of its directors or officers.

Section 607.0859 of the FBCA provides that, unless ordered by a court under the provisions of Section 607.0854 of the FBCA, a corporation may not indemnify a director or officer under Section 607.0851 or Section 607.0858 or advance expenses to a director or officer under Section 607.0853 or Section 607.0858 if a judgment or other final adjudication establishes that his or her actions, or omissions to act, were material to the cause of action so adjudicated and constitute: (a) willful or intentional misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder; (b) a transaction in which a director or officer derived an improper personal benefit; (c) a violation of the criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; or (d) in the case of a director, a circumstance under which the liability provisions of Section 607.0834 are applicable (relating to unlawful distributions).

Our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws limit the liability of our officers and directors and provide that we will indemnify our officers and directors, in each case, to the fullest extent permitted by the FBCA. In addition to the foregoing, each of Newsmax Inc. and Newsmax Media, Inc. carry a directors and officers insurance policy that covers certain liabilities of their respective officers and directors arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, Company. has or intends to enter into indemnification agreements with each of its executive officers and directors to provide these executive officers and directors with additional contractual assurances regarding the scope of the indemnification set forth in the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws and to provide additional procedural protections.

The above provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. The provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. We believe that these Articles of Incorporation provisions, Bylaw provisions, indemnification agreements and the insurance are necessary to attract and retain qualified persons as directors and officers.

Item 15. Recent Sales of Unregistered Securities

The following is a summary of transactions by us within the past three years involving sales or our securities that were not registered under the Securities Act.

Private Placement

In June 2024, the Company launched an offering of its Series B Preferred Stock in the Private Placement pursuant to Regulation D. The initial offering was for up to 30,000 shares of Series B Preferred Stock at $5,000 per share for a base offering amount of $150 million, with the option to expand up to 45,000 shares of Series B Preferred Stock for an offering amount of $225 million. The Company completed the Private Placement on February 27, 2025, having sold 44,991 shares of its Series B Preferred Stock, resulting in net proceeds to the Company of approximately $207 million. In connection with the Private Placement, the Company issued a three-year warrant to Digital Offering, LLC, as placement agent for the Private Placement, exercisable for 600,000 shares of Class B Common Stock with an exercise price per share of $12.50. The shares of common stock described above were issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act in that such transactions did not involve a public offering and/or Regulation D promulgated thereunder.

Regulation A Offering

On February 7, 2025, the Company filed an offering statement on Form 1-A with the SEC for the sale of up to 7,500,000 shares of Class B Common Stock at $10.00 per share. The offering statement was declared qualified by the SEC on March 7, 2025. The Company completed the offering on March 28, 2025, having sold 7,500,000 shares of its Class B Common Stock, resulting in net proceeds to the Company of approximately $70.3 million, after deducting commissions. Digital Offering, LLC acted as lead selling agent. The shares of Class B Common Stock were issued pursuant to Regulation A of Section 3(b) of the Securities Act for Tier 2 offerings.

Item 16. Exhibits and Financial Statement Schedules.

(a) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation (Incorporated by reference to Exhibit 2.8 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
3.2	Amended and Restated Bylaws (Incorporated by reference to Exhibit 2.9 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
4.1	Form of Placement Agent Warrant (Incorporated by reference to Exhibit 3.1 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
5.1*	Opinion of Becker & Poliakoff, P.A.
10.1+	Offer Letter by and between Newsmax Media, Inc. and Andrew Brown dated August 13, 2012 (Incorporated by reference to Exhibit 6.4 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
10.2	Master Note by and between Newsmax Media, Inc. and The Northern Trust Company dated October 8, 2023 (Incorporated by reference to Exhibit 6.1 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
10.3	Assignment and Assumption Agreement by and between Newsmax Media, Inc. and Newsmax Inc. dated April 29, 2024 (Incorporated by reference to Exhibit 4.7 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
10.4	Assignment and Assumption Agreement by and between Newsmax Media, Inc. and Newsmax Inc. dated April 29, 2024 (Incorporated by reference to Exhibit 4.8 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
10.5+	Amended and Restated Employment Agreement by and between Newsmax Media, Inc. and Christopher Ruddy dated June 3, 2024 (Incorporated by reference to Exhibit 6.2 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
10.6+	Amended and Restated Employment Agreement by and between Newsmax Media, Inc. and Darryle Burnham dated June 3, 2024 (Incorporated by reference to Exhibit 6.3 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
10.7	Form of Subscription Agreement for purchase of Class B Common Stock (Incorporated by reference to Exhibit 4.11 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
10.8	Form of Subscription Agreement (DealMaker) for purchase of Class B Common Stock (Incorporated by reference to Exhibit 4.13 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
10.9+	Form of Equity Incentive Plan (Incorporated by reference to Exhibit 6.6 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
10.1	Form of Indemnification Agreement with Executive Officers and Directors of the Company (Incorporated by reference to Exhibit 6.7 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
10.11+	Form of Stock Option Agreement (Incorporated by reference to Exhibit 6.8 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
10.12+	2025 Omnibus Equity Incentive Plan (Incorporated by reference to Exhibit 6.9 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
10.13+	Stock Option Agreement (2025 Omnibus Equity Incentive Plan) (Incorporated by reference to Exhibit 6.10 to the Company’s Offering Statement on Form 1-A filed on March 6, 2025).
10.14	Selling Agency Agreement, dated March 7, 2025, between the Company and Digital Offering, LLC (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 28, 2025).
10.15	Standby Equity Purchase Agreement, dated April 4, 2025, by and between the Company and YA II PN, Ltd. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 7, 2025).
21.1	Subsidiaries of the Registrant (Incorporated by reference to Exhibit 21.1 to the Company’s Annual Report on Form 10-K filed on March 31, 2025).
23.1*	Consent of BDO USA P.C.
23.2*	Opinion of Becker & Poliakoff, P.A. (included in Exhibit 5.1)
24.1**	Power of Attorney (included on the signature page hereto).
107*	Filing Fee Table

*	Filed herewith.
**	Previously filed.
+	Indicates a management contract or compensatory plan.
¥	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

Item 17. Undertakings.

The undersigned registrant hereby undertakes:

1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to:

i. Include any prospectus required by Section 10(a)(3) of the Securities Act.

ii. Reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

iii. Include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

4. That, for the purpose of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boca Raton, State of Florida, on the 9th day of May, 2025.

NEWSMAX INC.

/s/ Christopher Ruddy
Christopher Ruddy
Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

/s/ Christopher Ruddy	Chief Executive Officer and Director	May 9, 2025
Christopher Ruddy	(Principal Executive Officer)

/s/ Darryle Burnham	Chief Financial Officer	May 9, 2025
Darryle Burnham	(Principal Financial and Accounting Officer)

*	Director	May 9, 2025
Nancy G. Brinker

*	Director	May 9, 2025
Christopher N. Cox

*	Director	May 9, 2025
R. Alexander Acosta

* By:	/s/ Darryle Burnham
Darryle Burnham
Attorney-in-Fact